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                                                                   EXHIBIT 10.26



                                                                  EXECUTION COPY

                          GNC/RITE AID RETAIL AGREEMENT

        THIS AGREEMENT, is made and entered into as of this 8th day of December, 1998 ("Effective Date), between GENERAL NUTRITION SALES CORPORATION, an Arizona corporation ("GNC"), and RITE AID CORPORATION, a Delaware corporation ("Rite Aid"), and sets out the terms and conditions under which Rite Aid may open and operate GNC-General Nutrition Center(R)(s) within certain designated retail drug stores now or hereinafter owned or operated by Rite Aid (each referred to in this Agreement as a "Store" and collectively as the "Stores", and the GNC - General Nutrition Center(R)(s) within such Stores are referred to as a "Business" and collectively as the "Businesses").

                             SELECTED TERM SUMMARY

        LOCATION: The initial list of Stores within which Rite Aid may operate the Businesses is set forth on Exhibit A attached hereto (hereafter the latitude and longitude coordinates of a Store listed on Exhibit A is referred to as a "Location" or the "Locations"). Rite Aid may by written notice to GNC, providing the latitude and longitude coordinates (using the then current commercially available Global Positioning System) or the street address thereof (which GNC shall convert to latitude and longitude coordinates), designate additional locations as sites where it desires to operate a Business. Subject to I.C. 2 through 4 hereof, any location so designated shall be added as a Location to Exhibit A unless GNC informs Rite Aid within 14 days (28 days for proposed sites within Major Metropolitan City Centers or if Rite Aid designates more than 100 proposed locations within a one week period), that the proposed site does not meet the Site Designation Criteria (as hereinafter provided). GNC will provide to Rite


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Aid a copy of the computer printout (i) showing the Protected Territory of each
Location listed on and added to Exhibit A and (ii) with respect to each proposed location which the Computer Software determined does not meet the Site Designation Criteria, a statement of the reasons why it does not and a copy of the computer printout reflecting the conflict. Rite Aid may, in its discretion, from time to time, delete Locations from Exhibit A upon the permanent cessation of the operation of a Store which conducted the Business.

        PROTECTED TERRITORY: The Protected Territory with respect to each Location listed on Exhibit A from time to time is as follows:

        (a) For Locations within one of the "Major Metropolitan City Centers", as discussed below, the Protected Territory shall be the area within the perimeter of a circle that has the front entrance of the Location in the center and a radius of 1,056 feet (except that for the New York City Major Metropolitan City Center the radius shall be 528 feet); provided, however, that in all events the Protected Territory shall encompass the entire physical structure of any building within which the Location is located.

        (b) For all other Locations, the Protected Territory shall be the area within the perimeter of a circle that has the Location in the center and a radius of two miles; provided, however, that if the residential population within the perimeter of a circle that has the Location in the center and a radius of two miles is 25,000 or more, the Protected Territory shall be the area within the perimeter of a circle that has the Location in the center and a radius of one mile and

        (c) Any shopping center in which any Location is situated; provided, however, that the Protected Territory of a Location: (i) within a Major Metropolitan City Center shall in no event be deemed to encroach on any place outside that Major



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Metropolitan City Center or (ii) outside a Major Metropolitan City Center shall in no event be deemed to encroach on any place within that Major Metropolitan City Center.

        "Major Metropolitan City Centers" are those listed on Exhibit B attached hereto that contains the name of the city, as well as a street map designating the agreed geographic area included as the "Major Metropolitan City Center".

        TERM OF LICENSE: This Agreement and the license granted herein begin on the Effective Date and shall expire ten (10) years after the date the first Business opens within any Store, unless extended or terminated sooner in accordance with the terms and conditions of this Agreement.

        INITIAL FEE: Ten Thousand ($10,000) Dollars per Store in which a Business has opened, payable to GNC by Rite Aid in three consecutive equal annual installments, the first of which shall be paid on the date each Store opens with a Business and the second and third installments on the one year and two year anniversaries of the date the applicable Store opened with a Business. A new initial fee shall be paid for each relocation of an existing Location.

        GNC BRAND PRODUCTS: Products containing on their labels one or more of the Proprietary Marks.

        GNC CONSIGNMENT PRODUCTS: Certain GNC Brand Products placed on consignment with Rite Aid by GNC pursuant to a separate Consignment Agreement. GNC will place on consignment sale with Rite Aid as GNC Consignment Products GNC Brand Product having a minimum retail value of ten percent (10%) of the retail value of Rite Aid's inventory of GNC Brand Products in the GNC Plan-O-Gram.



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        GNC PLAN-O-GRAM: The store layout for the Business specifying a bird's eye view, product facings, product code numbers and merchandising requirements that are part of the System. The products in the GNC Plan-O-Gram include GNC Brand Products and Third Party Products. The GNC Plan-O-Gram will be customized for three Rite Aid base square footage stores, however, Rite Aid agrees that not more than one-third of the Stores in which the Business is operated will utilize the smallest square footage GNC Plan-O-Gram. The initial GNC Plan-O-Grams are attached hereto as Exhibit C and shall be updated at least annually at GNC's annual line review, and modified as agreed by GNC and Rite Aid. The opening order quantity for each product in each GNC Plan-O-Gram for each new Business is specified in Exhibit C-1. Rite Aid agrees that it shall set the minimum quantity in its Store Automatic Replenishment System for GNC Brand Product at least two
(2), except that for GNC Consignment Products the minimum quantities will be set by GNC pursuant to the Consignment Agreement.

        THIRD PARTY PRODUCTS: Products manufactured by third parties, included in the GNC Plan-O-Gram and available for GNC to sell to Rite Aid, but not including those products listed on Exhibit D attached hereto.

                                    RECITALS:

        WHEREAS, General Nutrition Investment Company, GNC's affiliate, as the result of the expenditure of time, skill, effort and money, has developed and owns a unique and comprehensive system (hereinafter the "Comprehensive System") relating to the opening and operation of retail nutrition, health and/or fitness stores ("GNC-General Nutrition Centers") which sell, among other things, vitamins, health foods, natural



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cosmetics, diet products, physical fitness products and health management products and services; and

        WHEREAS, the distinguishing characteristics of the Comprehensive System include, without limitation, the establishment, development and operation of stores which feature vitamins, emphasizing a special selection of vitamins, minerals and herbs manufactured or distributed by GNC or its affiliates under labels bearing the mark "GNC" and related marks and which may feature health foods, natural cosmetics, diet products, physical fitness products or health-management products and services; distinctive building designs, interior and exterior layout and trade dress; standards and specifications for construction methods and materials, equipment, furnishings, fixtures, supplies, signs and product lists; technical assistance and training; sales and management assistance and training; operating procedures for the storage, display and sale of vitamins, natural cosmetics, diet products, physical fitness products and health-management products and services; and specialized methods and techniques for inventory and cost controls, record keeping and reporting, personnel management, purchasing, customer service, sales promotion and advertising; and unique merchandising systems including the GNC Plan-O-Gram, all of which may be changed, improved and further developed by GNC or its affiliates from time to time; and

        WHEREAS, General Nutrition Investment Company has developed a modified Comprehensive System consisting of the features set forth on Exhibit E hereto (hereinafter referred to as the "System") for use applicable to operating the Business within large retail drug store chains and Rite Aid seeks to use the System including the GNC Plan-O-Gram, and to identify the System by means of certain trademarks, trade



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names, service marks, logos, emblems and other indicia of origin, including but not limited to the "GNC" and "GENERAL NUTRITION CENTER" marks, and such other trade names, service marks and trademarks as are listed on Exhibit F (as the same may hereafter be modified or designated by GNC in writing by amending Exhibit F provided such change is generally applicable to GNC's operations) for use in connection with the System (hereinafter such marks are referred to as the "Proprietary Marks"), all of which such Proprietary Marks are owned by GNC or its affiliates; and

        WHEREAS, General Nutrition Investment Company has licensed to GNC the right to use or further license the System so long as GNC agrees to abide by the high standards of quality, cleanliness, appearance and service and to operate in conformity with General Nutrition Investment Company's use of the System or if GNC further licenses the System, such further licensee, being, in this case, Rite Aid, must agree and does hereby agree to operate in conformity with the System and this Agreement;

        NOW, THEREFORE, the parties, in consideration of the undertakings and commitments of each party to the other party set forth herein, intending to be legally bound hereby, mutually agree as follows:

        1. GRANT OF LICENSE

        A. GNC hereby grants to Rite Aid upon the terms and conditions herein contained, the right and license to operate, within the United States of America the Business within its Stores only, at and from each of the Locations specified on Exhibit A from time to time, and to use solely in connection therewith the Proprietary Marks and the System, as they may be changed, improved, and further developed from time to time. In any Location in which Rite Aid operates the Business, it shall operate the Business in accordance with the System and the license granted in this Agreement. Exhibit C to this



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Agreement specifies the initial GNC Plan-O-Gram, and categories of goods which
Rite Aid shall offer from the Locations at which it operates the Business to properly store, market and sell these goods in conformity with the System.

        B. Rite Aid may solicit and sell to any customers at the Store Locations; provided, however, that Rite Aid acknowledges that the license conferred by this Agreement is for a GNC-General Nutrition Center(R) retail store to be located within a Store at a Location included on Exhibit A and customers must receive products which contain the Proprietary Marks at the designated Store Location, and except as provided in the Internet Site Development Agreement dated the date hereof between Rite Aid and GNC, as the same may be amended, that Rite Aid shall not operate a mail order, direct mail, catalog, telemarketing, Internet, World Wide Web, websites, electronic pages, electronic communications, interactive electronic media, shopping networks, direct marketing or similar business which permits customers to purchase and receive products containing the Proprietary Marks without being present at the designated Store Location. Rite Aid acknowledges that GNC and its affiliates and franchisees of GNC's affiliates also may solicit and sell to any customers wherever the customers are located. Rite Aid shall have no rights to such sales by GNC, its affiliate or franchisees.

        C. After the date hereof, Rite Aid shall have the right to add Locations to Exhibit A from time to time subject to the following:

        1. Rite Aid shall be deemed to have failed to meet the Site Designation Criteria with respect to any location and shall have no right under the license granted to it in this Agreement to designate as a Location any location:



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               (a) within the protected territory of any franchisee or of any other licensee of GNC or its affiliates;

               (b) within the area of a United States government military facility;

               (c) within the perimeter of any area within which GNC or one of its affiliates is bound pursuant to a legally enforceable lease (other than from the location which is the subject of the lease) or GNC or one of its affiliates is prohibited from granting a license to operate, or is itself prohibited from operating a business selling GNC Brand Products;

               (d) in any shopping center in which GNC or one of its affiliates, operates for its own account a store, kiosk or other outlet from which it conducts a retail business selling GNC Brand Products;

               (e) not within a Major Metropolitan City Center, but within the area within the perimeter of a circle with a radius of two miles and that has in its center any location from which GNC or one of its affiliates or their franchisees or licensees operates a store, kiosk or other outlet that sells ONC Brand Products; provided, however, that if the residential population within the perimeter of the circle referred to above in this clause is 25,000 or more then, within the perimeter of a circle with a radius of one mile and that has as its center such store, kiosk or other outlet that sells GNC Brand Products;

               (f) that is within a Major Metropolitan City Center and is within the perimeter of a circle that has the front entrance of any store, kiosk or other outlet that sells GNC Brand Products in the center and a radius of 1,056 feet (except that for the New York City Major Metropolitan City Center the radius shall be 528 feet); provided,



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however, that in all events not within the entire physical structure of any building in which the store, kiosk or other outlet that sells GNC Brand Products is located, or

               (g) with respect to which GNC or its affiliates has committed or is in negotiation for a lease or with a prospective franchisee or licensee for a location which if secured by GNC or its affiliates or a franchisee or licensee, would under clauses (a)-(f) hereof preclude Rite Aid from having Rite Aid's proposed location added as a Location on Exhibit A; provided, however, that GNC or its affiliates must complete the negotiations to secure the lease or franchise or license within sixty (60) days from the date that Rite Aid designated a site as a proposed Location or GNC or its affiliates or franchisee or licensee must open the location within two (2) years after the lease or franchise or license commitment. GNC represents that as of the date of execution of this Agreement no Location listed on Exhibit A is located within the area described in (a) through (f) above and that no store, kiosk or other outlet that sells GNC Brand Products encroaches on the Protected Territory of any Location listed on Exhibit A on the date of this Agreement. Copies of the computer printouts as to each Location listed on Exhibit A on the date of this Agreement have been provided to Rite Aid. Notwithstanding the foregoing, no proposed
Location: (i) within a Major Metropolitan City Center shall fail to meet the Site Designation Criterial by reason of subpart (e) above, (ii) not within a Major Metropolitan City Center shall fail to meet the Site Designation Criteria by reason of subpart (d) above and (iii) shall fail to meet the Site Designation Criteria by reason of its proximity to a United States government military facility.

        2. With respect to locations at which Rite Aid is operating a Store on the date this Agreement is executed, Rite Aid shall be entitled to add that number of Locations



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(the "Permitted Number of Additional Open Store Locations") determined by subtracting the number of Locations listed on Exhibit A on the date this Agreement is executed from 1500; provided, however, that any locations, at which Rite Aid is operating a Store on the date this Agreement is executed, added to Exhibit A in excess of the number of Permitted Number of Additional Open Store Locations shall be deemed Committed Locations (as defined below).

        3. Any Locations listed on Exhibit A shall be deleted from Exhibit A:
(i) 36 months after the date this Agreement is executed, unless Rite Aid opens a Business at this Location within such 36 months; (ii) 18 months after being added to Exhibit A if (x) at the time such Location is added to Exhibit A Rite Aid owns or leases a Store at the Location and Rite Aid has added the Permitted Number of Additional Store Locations, or (y) if Rite Aid does not own the Location at the time the Location is added to Exhibit A, but at the time it is added Rite Aid (or its nominee or designee) has entered into a legally binding Agreement to purchase or lease the Location (individually a "Committed Location"), unless Rite Aid opens the Business at the Committed Location within such 18 months; and (iii) after 12 months in the case of all other Locations ("other Locations"). Anything in this Agreement to the contrary, at no time shall Exhibit A contain more than 150 Committed Locations and more than 100 Other Designated Locations.

        4. In the event that Rite Aid acquires a retail drug store chain having 300 or more stores, Rite Aid may, in addition to the Locations added to Exhibit A pursuant to 2 and 3 above, add each such acquired location to Exhibit A, provided that no such location may be added if it could not be added after application of the Site Designation Criteria set forth in 1 (a) through (d) and
(g) above or if it is within the perimeter of a circle with a



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radius of 2.5 miles and that has in its center any location from which GNC or one of its affiliates or their franchisees or licensees operates a store, kiosk or other outlet that sells GNC Brand Products; provided, however, that if the residential population within the perimeter of the circle referred to above in this clause is 25,000 or more, within the perimeter of a circle with a radius of one mile and that has as its center such store, kiosk or other outlet that sells GNC Brand Products.

        D. Rite Aid hereby commits to open the Business in a minimum of 1,500 Locations within the first three (3) years of this Agreement at the minimum rate of 350 in year one, 575 in year two and 575 in year three of this Agreement. In the event Rite Aid fails to open the Businesses at 1,500 Locations within the first three years of this Agreement, its sole liability on account thereof shall be to pay GNC the Initial Fee in full multiplied by the difference between 1,500 and the number of stores that have opened the Business at the end of the third year of this Agreement; provided GNC has complied with its obligations under this Section 1.D. In order to assist Rite Aid in reaching the 1,500 minimum on time, to the extent there are fewer than 1,500 Locations on Exhibit A at the expiration of twelve months from the Effective Date, Rite Aid shall designate as proposed Locations a number equal to at least the shortfall and GNC shall within 60 days thereafter add to Exhibit A fifty percent of such shortfall. To the extent that there are fewer than 1,500 locations on Exhibit A on the expiration of twenty four months from the Effective Date, Rite Aid shall designate as proposed Locations a number equal to at least twice the then shortfall and GNC shall within 60 days thereafter add to Exhibit A a sufficient number of locations to cover such shortfall.


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        E. During the Term neither GNC nor any of its affiliates shall operate a
GNC or General Nutrition Center under the System or the Comprehensive System or any part thereof or otherwise operate or grant any other person or entity any franchise, right or license to operate a store kiosk or outlet within a Protected Territory that distributes or sells GNC Brand Products. In addition, GNC will not expand the protected territory of an existing GNC franchisee or licensee or grant a larger protected territory to any GNC franchisee or licensee than that provided to Rite Aid in this Agreement.

        F. Except as expressly set forth above, GNC and its affiliates, without any liability whatsoever to Rite Aid and without granting Rite Aid any rights therein, retain the right:

               (i) to operate, or grant a license for the operation of, a GNC or General Nutrition Center store, a kiosk or other outlet, using GNC Brand at any location outside a Protected Territory notwithstanding its proximity to the Protected Territory,

               (ii) to give, sell, promote, advertise and/or distribute, directly or indirectly (or to license others to give, sell, promote, advertise/or distribute, directly or indirectly) any goods or services (including, but not limited to, GNC Brand Products), by any means (including, but not limited to, direct or indirect sales, electronic communications, Internet, World Wide Web, websites, electronic pages, interactive electronic media, shopping networks, direct mail, mail order, catalog sales and any other method of sale or distribution which now exists or which may in the future exist), to any business, distributor, wholesalers, retailer, establishment, organization, club, outlet, individual consumer, or customer at any location:
(a) provided the business, distributor, wholesaler, retailer organization or club, is located outside of the Protected Territory; (b)



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whether or not the goods or services bear, and/or are sold in connection with, any or all of the Proprietary Marks; and/or (c) regardless of whether or not the goods or services are the same as, similar to or different from those sold or distributed by the Business.

        G. GNC acknowledges that, except as otherwise may be provided in this Agreement, Rite Aid will market and sell products which compete with the GNC Brand Products in Stores at which Rite Aid does and at Stores at which Rite Aid does not operate the Business. GNC acknowledges and agrees that Rite Aid's so doing is not a violation of any provisions of this Agreement and that Rite Aid shall have no obligation to make any payment or to account to GNC for any sales resulting from those activities, other than as specified in this Agreement.

        H. Rite Aid acknowledges that GNC and its affiliates will market and sell GNC Brand Products and other products in the mass market channels of trade, among other places. RiteAid acknowledges and agrees that, except as otherwise provided in this Agreement, GNC and its affiliates so doing is not a violation of any provisions of this Agreement and that GNC and its affiliates shall have no obligation to make any payment or to account to Rite Aid for any sales resulting from those activities.

II. TERM AND RENEWAL

        A. This Agreement and the license granted herein begin on the Effective Date and shall expire ten (10) years after the date the first Business opens within any Store, unless extended or terminated sooner in accordance with the terms and conditions of this Agreement. This Agreement shall be subject to early termination, at the expiration of 36 months and 60 months as described below:





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               At 36 months from the date the first Business opens within a
Store, a calculation will be made of the average net sales of products in the GNC Plan-O-Gram during the prior twelve (12) months for all Stores in which the Business has been open for more than one (1) year as of the end of such 36 month period. If the resulting per Store average equals or exceeds $80,000 , then the Agreement will continue in effect for the remainder of the Term, and neither party shall have early termination rights under this Section II; however.

               (1) If the resulting per Store average is less than $80,000, then Rite Aid shall have the option to terminate this Agreement and, if it does not exercise the option to terminate, then all Locations then listed on Exhibit A at which Rite Aid is not operating the Business shall be deleted from Exhibit A and may thereafter be added to Exhibit A only if at the time thereafter designated by Rite Aid they do not fail to meet the Site Designation Criteria, and

               (2) At 60 months from the date the first Business opens in a Store, a calculation will be made of the average net sales of GNC Plan-O-Gram Products during the prior twelve (12) months for all Stores in which the Business has been open for more than one (1) year as of the end of such 36 month period. If the resulting per Store average does not equal or exceed $100,000, then GNC has the option to either (a) continue the Agreement in effect for the remainder of the Term or (b) terminate the Agreement.

        B. Rite Aid may, after the expiration of the Rite Aid's initial ten (10) year term and again at the expiration of each additional five (5) year term thereafter, renew this Agreement and the license granted hereunder for five additional consecutive terms of



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five (5) years, each renewal subject to the following conditions which must be met prior to each renewal term:

               (1) Rite Aid shall give GNC written notice of Rite Aid's election to renew not less than twelve (12) months nor more than eighteen (18) months prior to the end of the initial term or the then current renewal term, as applicable.

               (2) Rite Aid shall not be in default of any provision of this Agreement, any amendment hereof or successor hereto.

III. DUTIES OF GNC

        A. GNC shall make available an initial training program as set forth in
Section V of this Agreement. GNC shall provide to Rite Aid certain electronic training materials designed for Rite Aid to train Rite Aid's employees.

        B. GNC at no cost to Rite Aid, shall provide the same initial advertising materials and promotional package materials as provided to franchisees for Rite Aid's use in conjunction with the opening of the Business at each Store. GNC shall also make available to Rite Aid, advertising and monthly promotional material for the Business, at no cost to Rite Aid.

        C. GNC shall seek to maintain high standards of quality, appearance and service of the Comprehensive System, and to that end shall provide such initial and continuing advisory assistance as GNC deems advisable in the opening and operation of the Business, including, from time to time, advice and material on:
(i) new sales and marketing developments and operational techniques; and (ii) periodic newsletters and bulletins, as provided to all its franchisees.



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        D. GNC shall supply the GNC Plan-O-Gram to Rite Aid for use in three categories of Store square footage and will supply to Rite Aid if requested, any GNC fixtures at actual cost, including shipping and tax for delivery to the Business Locations designated by Rite Aid.

IV. FEES, PRODUCT PURCHASES, AND ADVERTISING CONTRIBUTIONS

        A. Initial Fees. Rite Aid shall pay to GNC the Initial Fees specified in the Selected Term Summary.

        B. Product Purchases. During the Term of this Agreement and any renewal period, Rite Aid agrees that it shall order and purchase from GNC and GNC shall supply Rite Aid's requirements for GNC Brand Product, as well as its requirements for Third Party Product as specified in the GNC Plan-O-Gram, carried by GNC in its distribution centers and available for sale to Rite Aid. This requirement to purchase all of Rite Aid's requirements of Third Party Product shall not apply on a case by case basis if Rite Aid is able to obtain such Product from another source at more favorable terms than from GNC. If Rite Aid does purchase those products from a source other than GNC, then Rite Aid will provide proof to GNC of the terms of such purchase within five (5) business days of the purchase date. Rite Aid shall purchase units of the GNC Plan-O-Gram Product in quantities, at times and in assortments as may be called for from time to time in Rite Aid's purchase orders, subject to GNC's normal lead times as GNC may establish from time to time. During the first three years of this Agreement Rite Aid shall provide GNC with a forecast of product orders six (6) weeks in advance; followed by firm orders two (2) weeks in advance of the shipment date. Rite Aid shall place only one order per week per Rite Aid distribution center. After the first three (3) years, Rite Aid need not provide



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GNC with six (6) week forecasts of orders. GNC will use its best efforts to supply Rite Aid under this Agreement and provide a service level not worse than that provided to franchisees, but there will be no penalties to GNC. Product sold to or carried by Rite Aid shall fall into the following three categories and price formulas.

               (1) For GNC Brand Products in the GNC Plan-O-Gram not on consignment to Rite Aid the price to be paid by Rite Aid will be the GNP Standard Cost in effect on the date the order is shipped multiplied by 1.515 with payment due forty-five (45) days after receipt by Rite Aid.

               (2) For Third Party Product in the GNC Plan-O-Gram to be sold to Rite Aid the price will be the GNC Standard Cost multiplied by [*] with payment due forty five (45) days after receipt by Rite Aid. "GNC Standard Cost" shall be the Standard Cost reflected in GNC's then current purchasing and inventory system. Within forty five days of the close of each fiscal year of GNC during the term of this Agreement, on a vendor by vendor basis, GNC will pay Rite Aid its pro rata share, based on Rite Aid's purchases as a percentage of GNC's total purchases of Third Party Product from each vendor with respect to free goods, volume rebates, discounts, special buys or off invoice credits.

               (3) For product in the GNC Plan-O-Gram on consignment from GNC to Rite Aid, the amount set forth in the Consignment Agreement, dated the date hereof, between GNC and Rite Aid.

        For purposes of this Agreement


----------
* This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.



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        (a) "GNP Standard Cost" shall mean the aggregate cost of Labor Cost,
Overhead Cost, Raw Material Costs and non-affiliated licensing fees incurred by General Nutrition Products, Inc., a South Carolina corporation ("GNP"), which is an affiliate of GNC, in the production of each GNC Brand Product.

        (b) "Raw Material Cost" shall mean cost of materials and ingredients used by GNP in the manufacture and packaging for each GNC Brand Product and the associated in-bound freight to GNP.

        (c) "Labor Cost" shall mean all monies paid by GNP to hourly personnel for working directly on the production of each GNC Brand Product.

        (d) "Overhead Cost" shall mean all costs incurred by GNP in manufacturing the GNC Brand Products purchased by Rite Aid pursuant to this Agreement excluding Labor Cost and Raw Materials Costs. Costs incurred from administration, product development, outbound freight, and sales and marketing are excluded from GNP Standard Cost. GNC in conjunction with GNP agrees to establish standard costs reasonably, reflecting anticipated costs using generally accepted cost accounting methodologies and Rite Aid has the right to audit such methodologies. All prices to Rite Aid are landed costs at Rite Aid's designated distribution center.

        C. Cooperative Advertising.

        1. Recognizing the value of advertising, and the importance of the standardization of advertising programs to the furtherance of the goodwill and public image of the Comprehensive System, Rite Aid agrees to pay to GNC, on a quarterly basis



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forty five (45) days following the close of each [calendar] quarter, [*]% of gross sales of GNC Plan-O-Gram Products from each Store in which it operates the Business that is in an area that has established a GNC Area Advertising Cooperative, by paying the same to the GNC Area Advertising Cooperative, if any, for the region in which the Store is situated; provided, however, if any franchisee's or licensee's contribution is at a rate of less than [*]%, Rite Aid's payment to GNC with respect to that region shall be at the lowest rate payable by any franchisee in good standing in that region. GNC agrees that all GNC Company owned stores will make contributions contribute to the GNC Area Advertising Cooperatives now or hereafter established and that it will require all franchisees and licensees to participate in the GNC Area Advertising Cooperatives established by franchisees as provided in their Franchise Agreements.

        2. As used in Section C.(1), "gross sales" means all gross receipts from the sale by Rite Aid of GNC Brand Products and Third Party Products contained in the GNC Plan-O-Gram, whether for cash or credit; provided, however, that "gross sales" shall not include any sales taxes or other taxes collected by Rite Aid for transmittal to the appropriate taxing authority. Rite Aid may deduct from "gross sales" all customer refunds and adjustments occasioned during the normal course of business, provided, however, that the Rite Aid shall substantiate all such deductions.

        D. All products delivered by GNC pursuant to this Agreement shall be delivered on a carrier designated by Rite Aid from time to time as "preferred carriers" unless delivered on GNC trucks. Rite Aid's preferred carrier on the date hereof are "Overnight" and "ABF."


----------
* This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

V. TRAINING

        A. GNC or its affiliate shall provide electronic training materials on sales and product information. In addition, GNC shall once per year offer in house training on sales and product information as directed by Rite Aid. Rite Aid shall bear the costs and expense of their employees attending such training.

        B. Rite Aid shall be responsible ensuring that all of Rite Aid's applicable employees, use the electronic training materials provided by GNC. Rite Aid shall maintain a competent, conscientious, trained staff dedicated to the Business at least twenty (20) hours per week in each Business Location, each of whom renders competent, prompt, courteous and knowledgeable service to the Businesses' customers.

VI. DUTIES OF RITE AID

        A. In each Store at which Rite Aid operates the Business, Rite Aid shall prominently display and maintain in first class appearance and condition, at Rite Aid's expense, signs of such nature, form, color, number, illumination and size, and containing such name(s), design(s), legend(s) and symbol(s) as GNC shall prescribe in the attached operating standards, all of which shall be supplied by GNC to Rite Aid at cost to Rite Aid. Subject to applicable zoning and lease restrictions, Rite Aid shall display or cause to be displayed a GNC Store front sign on the front facia of each Store which operates a Business and shall be presented in the same size and prominence as Rite Aid's other secondary Store front signage for that Store (e.g., "Photofinishing", "Food Mart" etc.) provided, however, that if by reason of space or applicable zoning or lease restriction there are fewer than two secondary store front signs, Rite Aid shall not be required to display a GNC sign as a secondary store front sign but shall endeavor to provide substitute prominent signage. Rite Aid acknowledges that the GNC Gold Card program is a voluntary marketing system that may be participated in by Rite Aid if it follows the guidelines set forth in the Gold Card Program. If Rite Aid elects to participate in the Gold Card Program, no other card based affinity program or marketing system may be applied to GNC Brand Products in the GNC Plan-O-Gram without GNC's approval.

        B. GNC reserves the right to modify the GNC Plan-O-Gram annually, and to make modifications as agreed with Rite Aid. The then current GNC Plan-O-Gram will remain in effect until the revised GNC Plan-O-Gram has been agreed upon. Rite Aid shall implement at its cost the GNC Plan-O-Gram changes and shall purchase and implement the annual reset signs and merchandising kits.

        C. Rite Aid shall permit GNC and its agents to enter upon each Store premises at any reasonable time, with or without advance notice, for the purpose of conducting inspections and evaluating Rite Aid's compliance with among any other things, FDA, CPSC, and FTC requirements as they relate to the Business and the Proprietary Marks standards uniformly established by GNC, and shall cooperate with GNC's representatives in such inspections by rendering such assistance as they may reasonably request.

        D. All advertising by Rite Aid in any medium concerning the Business or the products in the GNC Plan-O-Gram shall be conducted in a dignified manner, shall be completely truthful, accurate, and not misleading, shall comply with the highest ethical standards applicable to advertising generally and the business in particular, shall comply with all federal, state, and local laws and regulations, including, without limitations, rules and regulations of the FDA, the FTC, including GNC's FTC Consent Orders specified in this paragraph D) and all applicable consumer protection agencies and bureaus, and shall conform to such standards and requirements as GNC may specify from time to time in writing. Prior to including any statement or claim with respect to the efficacy or health benefit of any GNC Brand Product in any advertising or promotional material, Rite Aid shall submit the text thereof to GNC for its approval. GNC shall no later than the close of the next business day advise Rite Aid whether it approves or disapproves of such text; GNC shall not unreasonably withhold such approval. Rite Aid acknowledges that it has received and reviewed a copy of the FTC Consent Orders dated November 1970, February 1989 and Consent Decree dated May 1994 entered into by GNC or its affiliates with the Federal Trade Commission (the "Consent Decrees," copies of which are attached hereto as Exhibit H) and agrees that its advertising and promotional plans and materials shall not violate those Consent Decrees; provided, that all advertising and promotional material provided by or approved by GNC shall for purposes of this paragraph, be deemed to have satisfied the requirements of this paragraph. Subject to compliance by GNC with the provisions of Section XVI.D, Rite Aid agrees to indemnify and defend GNC and its affiliates if its advertising, promotional plans and materials should violate the terms of the Consent Decrees. Rite Aid shall display the Proprietary Marks and other marks proprietary to GNC in a manner prescribed by GNC on all signs and other advertising and promotional materials used in connection with the Business. Rite Aid and GNC shall regularly review advertising and promotional plans and materials to ensure compliance with the Consent Decrees.

        E. As to each Location operating a Business, at GNC's request, but not more often than once every seven years from the applicable Store's opening date or last substantial refurbishing, Rite Aid shall refurbish the Store at Rite Aid's expense, to conform to the trade dress, color schemes, and presentation of trademarks and service marks consistent with the then-current public image of the System.

        F. To insure that the highest degree of quality advice is maintained, Rite Aid shall operate the Store in strict conformity with such methods, standards, and specifications as prescribed by the System. Rite Aid agrees to sell or offer for sale only such products and services in the Business as have been approved by GNC in the GNC Plan-O-Gram; not to deviate from GNC's standards and specifications by offering or selling unapproved products or services in the Business without GNC's prior written consent; and promptly to discontinue selling and offering for sale any products or services in the Businesses which GNC may, for reasons of labeling, health or safety, recall any product in the GNC Plan-O-Gram as part of a GNC system wide or geographic (i.e. state wide) recall. GNC shall refund to Rite Aid the amount paid by Rite Aid for any product so recalled based upon the most recent invoice.

        G. Rite Aid shall take such steps as are necessary to ensure that its employees preserve good customer relations and, comply with the requirements and specifications set forth in this Agreement and pursuant to the System. In addition, Rite Aid shall provide a dedicated staff of trained employees working a minimum of 20 hours per week in each Business Location dedicated to promoting the Business, product sales and good customer relations. In addition, at 100 representative Businesses opened in Stores in Year One of this Agreement, Rite Aid shall provide a minimum of 50 hours per week staffing of trained employees dedicated to promoting the Business, product sales and good customer relations. Rite Aid shall maintain the 50 hours per week minimum staffing level in all test Stores during the full 100 Store testing period. These 100 test Stores shall be designated by Rite Aid so that both Rite Aid and GNC can track the sales performance of those Locations. For those 100 test Locations, GNC will contribute one half of the incremental wage costs for dedicated staffing above 20 hours per week, up to $[*]. Such contribution toward the incremental wage costs at these test Businesses will be payable to Rite Aid in twelve (12) equal consecutive monthly installments beginning when the Business opens in the 50th test Store. When the 100th test Store operating a Business has been operating for a full twelve (12) months at the 50 hour per week staffing levels the average sales of products in the GNC Plan-O-Gram for each of the test stores for the preceding 12 months shall be compared with the average sales of products in the GNC Plan-O-Gram for the preceding 12 months at the non-test Stores operating Businesses with dedicated staff limited to twenty
(20) hours per week per Store. If such average sales in stores with fifty (50) hours per week staffing equal or exceed $[*] more than such average sales in Stores with twenty (20) hours per week staffing, then Rite Aid shall thereafter staff all Businesses with trained employees dedicated to promoting the Business, product sales and good customer relations working a minimum of fifty (50) hours per week.

VII. REGULATORY COMPLIANCE

        A. Rite Aid acknowledges and understands that Rite Aid's storage, offer and sale of certain of the GNC Plan-O-Grams Products may be subject to specific federal, state and local laws and regulations, including, without limitation, rules and regulations



----------
* This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

of the Food and Drug Administration ("FDA"), the Consumer Product Safety Commission ("CPSC") and the Federal Trade Commission ("FTC").

VIII. PROPRIETARY MARKS

        A. GNC represents with respect to the Proprietary Marks that GNC has the right to use and to license others to use the Proprietary Marks and that the use thereof by Rite Aid in the operation of the Business in accordance with this Agreement will not violate any agreement to which GNC or any licensor to Rite Aid is a party or may be bound and will not infringe upon the rights of any third party.

        B. With respect to Rite Aid's use of the Proprietary Marks pursuant to this Agreement, Rite Aid agrees that:

        (1) In the operation of the Business, Rite Aid shall use the Proprietary Marks only in the manner authorized and permitted by this Agreement and such other uniform Proprietary Mark Standards as required from time to time. Any unauthorized use thereof shall constitute an infringement of GNC's rights. GNC acknowledges that in the operation and promotion of its Stores and business generally Rite Aid will use its proprietary marks and those of the third parties.

        (2) Rite Aid shall execute any documents deemed necessary by GNC or its counsel to disclaim any interest in the Proprietary Marks other than the license granted to it in this Agreement.

        (3) Rite Aid shall not use the Proprietary Marks in its corporate name or any fictitious name.

        (4) Rite Aid shall not directly or indirectly contest the validity or other ownership of the Proprietary Marks.

        (5) In the event that litigation involving the Proprietary Marks is instituted or threatened against Rite Aid, Rite Aid shall promptly notify GNC of such litigation.

        C. Rite Aid expressly understands and acknowledges that:

        (1) As between the parties hereto, GNC has the exclusive right and interest in and to the Proprietary Marks and the goodwill associated with and symbolized by them and that Rite Aid has only the license granted to it in this Agreement.

        (2) Rite Aid's use of the Proprietary Marks pursuant to this Agreement does not give Rite Aid any ownership interest or other interest in or to such marks and all goodwill arising from Rite Aid's use of the Proprietary Marks in its operation of the Business shall inure solely and exclusively to GNC's benefit and, upon expiration or termination of this Agreement and the license herein granted, no monetary amount shall be assigned as attributable to any goodwill associated with Rite Aid's use of the System or the Proprietary Marks.

        (3) Except as may be specifically provided elsewhere in this Agreement, the right and license of the Proprietary Marks granted hereunder to Rite Aid is non-exclusive and GNC thus has and retains the following rights, among others:

               (a) To grant other licenses for the Proprietary Marks; and

               (b) To use the Proprietary Marks in connection with selling products and services at locations outside of the Protected Territory to the extent permitted in this Agreement.

IX. CONFIDENTIAL INFORMATION

        A. Rite Aid shall not, during the term of this Agreement or at any time thereafter, communicate, divulge or use for the benefit of any other person, persons, partnership, association or corporation any confidential information, knowledge, or know-how concerning the methods of operation of the Business which may be communicated to Rite Aid by GNC. Rite Aid shall divulge such confidential information only to those of its employees who must have access to such confidential information in order to operate the Business.

        B. Rite Aid acknowledges that any failure to comply with the requirements of Section IX.A may cause GNC irreparable injury, and Rite Aid agrees to pay all court costs and reasonable attorneys fees incurred in obtaining specific performance of, or an injunction against violation of, the requirements of Section IX.A.

X. ACCOUNTING AND RECORDS

        A. Rite Aid shall maintain and preserve for at least five (5) years from the dates of their preparation, full, complete, and accurate books, records, and accounts necessary to comply with this Agreement.

        B. Rite Aid shall submit to GNC Point of Sale data on each product in the GNC Plan-O-Gram and other information or reports as set forth on Exhibit G hereof.

        C. GNC or its designated agents shall have the right at all reasonable times to audit, examine and copy, at GNC's expense, the books and records of Rite Aid related to operations of the Business and contributions for the Cooperative Advertising Funds.

XI. NONCOMPETITION

        A. Except with respect to those Harris Teeter locations listed on
Exhibit I hereto, and Nature's Northwest and any other Natural Food Grocery Chain that may be acquired by GNC or its affiliates, GNC agrees that so long as this Agreement is in effect and notwithstanding any other provision of this Agreement, neither it nor any of its affiliates (a) will operate the Business in any retail drug store chain or supermarket chain, (b) will not grant any license permitting the sale of GNC Brand Products in any retail drug store chain or supermarket chain or mass merchandiser, or chain discounter and (c) will not permit any operator of any retail drug store chain or supermarket chain or mass merchandiser or chain discounter to operate a Business under the Comprehensive System or any derivation thereof. For purposes of this Agreement a "chain" shall mean any person or entity which together with any person or entity controlling, by or under common control with such person or entity operates 10 or more retail locations.

        B. Rite Aid agrees that so long as this Agreement is in effect and, in the event Rite Aid elects to terminate this Agreement pursuant to Section II(1) for a period of one (1) year after such termination, it will not sell vitamins or dietary supplements from any free standing locations other than its Stores; or, directly or indirectly (i) become a licensee or franchisee of any entity whose primary business is the sale of vitamins or dietary supplements except for GNC; (ii) invest in or loan money to any entity whose primary business is the sale of vitamins or dietary supplements; (iii) permit by lease, license or otherwise permit any person or entity to operate a business selling vitamins or dietary supplements within a Store or (iv) in any manner violate any proprietary right of GNC in its Proprietary Marks, use confusingly similar trade dress, or use permanent graphics and departmental fixturing approaches in combination in a manner which is confusingly similar with the manner they are used by GNC.

        C. The parties further agree and acknowledge that the duration and scope of the covenants not to compete described in this section are fair, reasonable and necessary in order to protect the goodwill of the parties and their affiliates and that adequate consideration has been received by the parties for such obligations. If, however, for any reason any court determines that the restrictions in this section are not reasonable or that the consideration therefore is inadequate, such restrictions shall be interpreted, modified or rewritten to include as much of the duration and scope identified in this section as will render such restrictions valid and enforceable to the fullest extent possible.

XII. INSURANCE

        A. Rite Aid shall procure and maintain full force and effect during the term of this Agreement, at Rite Aid's expense, an insurance policy or policies protecting Rite Aid and GNC, and their officers, directors, partners and employees against any claims or loss, liability, personal injury, death, property damage or any expense whatsoever arising out of or occurring upon or in connection with the Business in the following amounts:

        1. comprehensive general liability insurance, including product liability, contractual liability, personal injury, property damage and independent contractor's coverage and auto hired and non-owned vehicles in the amount of [*] per occurrence and aggregate or primary policy in the amount of [*] per occurrence, and aggregate with an excess policy in the amount of [*] per occurrence, and aggregate, and naming GNC and its affiliates as additional insureds in each such policy or policies; such policies will also apply to vehicles purchased in the name of the business and will include fire legal liability insurance in an amount of no less than [*].

        B. Rite Aid's obligation to obtain and maintain the foregoing policy or policies in the amounts specified shall not be limited in any way by reason of any insurance which may be maintained by GNC, nor shall Rite Aid's performance of that


----------
* This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

obligation relieve Rite Aid of liability under any indemnity provisions set forth in this Agreement. The maintenance by GNC of insurance shall in no way relieve GNC of its obligation or limit its liability under any indemnity provision set forth in this Agreement.

XIII. TRANSFER OF INTEREST

        A. Transfer by GNC: GNC shall have the right to transfer or assign all or any part of this Agreement and GNC's rights or obligations herein to any person or legal entity, in connection with the sale of all or substantially all of its stock or assets. Notwithstanding the above limitation, GNC may transfer or assign this Agreement to any affiliated entity which is under common ownership with GNC.

        B. Transfer by Rite Aid:

        Rite Aid understands and acknowledges that the rights and duties set forth in this Agreement are personal to Rite Aid, and that GNC has granted this license reliance on the business skill and financial capacity of Rite Aid. Accordingly, Rite Aid shall not transfer or assign this Agreement, except in a transaction involving the sale of all or substantially all of the stock or assets of Rite Aid, without the prior written consent of GNC. Any assignment or transfer made in violation of this Agreement shall be null and void and shall constitute a material breach of this Agreement, for which GNC may then terminate without opportunity to cure pursuant to Section XIV.B of this Agreement.

XIV. DEFAULT AND TERMINATION

        A. Rite Aid shall be in default under this Agreement and all rights granted herein shall automatically terminate upon notice to Rite Aid if Rite Aid shall make a general assignment for the benefit of creditors; if a petition in bankruptcy is filed by Rite Aid or such a petition is filed against and not opposed by Rite Aid; or if Rite Aid is adjudicated a bankrupt or insolvent; or if a bill in equity or other proceeding for the appointment of a receiver of Rite Aid or other custodian for Rite Aid's business or assets is filed and consented to by Rite Aid; or if a receiver or other custodian (permanent or temporary) of Rite Aid or Rite Aid's assets or property, or any part thereof, is appointed by any court of competent jurisdiction; or of a proceeding for a composition with creditors under any state or federal law is instituted by Rite Aid or such proceeding is instituted against and not opposed by Rite Aid.

        B. Upon the occurrence of any of the following events, Rite Aid shall be in default hereunder, and GNC may, at its option, issue a Notice of Default and, subject to Rite Aid's having an opportunity to cure all such defaults within sixty (60) days after the receipt of the Notice of Default. If Rite Aid fails to cure within the 60 day period, this Agreement and all rights granted hereunder, will terminate effective immediately upon receipt of notice of termination from GNC by Rite Aid.

        (1) If Rite Aid fails, refuses, or neglects promptly to pay when due any monies owing to GNC or its subsidiaries or affiliates, or to submit the financial information required under this Agreement.

        (2) If Rite Aid fails to maintain any of the standards or procedures prescribed by GNC in this Agreement or pursuant to the System.

        (3) If Rite Aid refuses to permit GNC to inspect the Store premises in which the Business is operated, or the books or records of Rite Aid related to the Businesses, upon demand.

        (4) Otherwise fails to comply with any of its obligations under this Agreement (Rite Aid agrees that for violations of its obligations under Section VI-D it will begin actions to cure such violations immediately upon receipt of such notice, and diligently proceed to cure).

        C. Upon the occurrence of any of the following events Rite Aid shall be in default hereunder, and GNC may, at its option, terminate this Agreement and all rights granted hereunder, without affording Rite Aid any opportunity to cure the default, effective immediately upon receipt of notice by Rite Aid.

        (1) If Rite Aid misuses or makes any unauthorized use of the Proprietary Marks or other identifying characteristics of the System as to the Business, materially or intentionally fails to comply with any federal, state or local law or regulation, including but not limited to FTC requirements, concerning the sale of products in the GNC Plan-O-Gram and thereby materially impairs the goodwill associated with the Proprietary Marks or GNC rights therein; or otherwise materially impairs the goodwill associated therewith or GNC's rights therein.

        (2) If Rite Aid at any time generally ceases to operate or otherwise substantially abandons the Business;

        (3) If Rite Aid purports to transfer or assign this Agreement to any third party without GNC's prior written consent; contrary to the terms of
Section XIV of this Agreement;

        (4) If Rite Aid knowingly maintains false books or records or submits or makes any false reports or statements to GNC;

        D. Excluding GNC company owned or franchise Stores opened on or before February 7, 1999, in the event that GNC allows a new location to be built, franchised or licensed that encroaches on the Protected Territory of any Location on Exhibit A, GNC shall have one of the following obligations:

        (1) If the offending site is a GNC company store, GNC will immediately cease retail sales of GNC Brand Products at the site and will as soon as possible remove all interior and exterior signs which identify the site in any manner confusingly similar to the manner in which the Business is operated at the Stores so that the offending site does not encroach on the Protected Territory;

        (2) If the offending site is not a GNC company store, GNC will take whatever action is necessary within ninety (90) days, so that within 90 days the offending site does not encroach on the Protected Territory.

        GNC shall incur graduated penalties for violations which occur within any rolling twelve (12) month period as follows:

        1. For the first violation which is not cured as provided in (1) or (2) above - $[*] plus GNC's profit from the encroaching location until the offending site no longer encroaches.

        2. For the second violation which is not cured as provided in (1) or (2) above - $[*] plus GNC's profit from the encroaching location until the offending site no longer encroaches.

        3. For the third violation which is not cured as provided in (1) or (2) above - $[*] plus GNC's profit from the encroaching location until the offending site no longer encroaches.



----------
* This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

        4. If violations occur more than three times in any rolling twelve (12) month period, then Rite Aid may withhold all unpaid Initial Fees due and to become due until the rate of violation becomes less than three times in any rolling twelve (12) month period

        E. GNC and Rite Aid agree that for purposes of calculating (i) the Protected Territory with respect to a Location and (ii) whether or not a proposed location fails to meet the Site Designation Criteria, the calculations of distances will be made using the software generally being used by GNC in its site analysis with respect to franchise locations at the time the original calculation is made (the "Computer Software") and as so calculated will be final and binding upon Rite Aid and GNC absent manifest error. With respect to any Location or proposed location within a shopping center not within a Major Metropolitan City Center, the latitude and longitude of the Location or proposed location shall, if available, be those designated by the owner of the shopping center.

XV. OBLIGATIONS UPON TERMINATION

        Upon termination or expiration of this Agreement all rights granted hereunder to Rite Aid shall forthwith terminate and be of no further force and effect and, except as provided in this Section;

        A. Rite Aid shall immediately cease to operate the Business and shall not thereafter, directly or indirectly, represent to the public or hold itself out as a present or former licensee of GNC.

        B. Rite Aid shall immediately and permanently cease to use, by advertising or in any other manner whatsoever, any confidential methods, procedures and techniques associated with the System, the Proprietary Marks "GNC" and "GENERAL

NUTRITION CENTER"; and all other proprietary marks and distinctive forms, slogans, signs, symbols or devices associated with the System. In particular, without limitation, Rite Aid shall cease to use all signs, equipment, advertising materials and any other articles which display the Proprietary Marks and other marks proprietary to GNC.

        C. Rite Aid shall take such action as may be necessary to cancel any assumed name or equivalent registration which contains the name "GNC", "GENERAL NUTRITION CENTER" or any other service mark or trademark of GNC; and Rite Aid shall furnish GNC with evidence satisfactory to GNC of compliance with this obligation within 30 days after termination or expiration of this Agreement.

        D. Rite Aid shall make such modifications or alterations to the Business premises of each store (including, without limitation, changing the trade dress and changing the color scheme and/or other distinctive design features) immediately upon termination or expiration of this Agreement as may be necessary to distinguish the appearance of said Stores from that of other GNC stores under the System

        E. Rite Aid agrees, in the event it continues to operate or subsequently begins to operate any other business, not to use any reproduction, counterfeit, copy, or colorable imitation of the Proprietary Marks either in connection with such other business or the promotion thereof, which is likely to cause confusion, mistake, or deception, or which is likely to dilute GNC's exclusive rights in and to the Proprietary Marks or other marks proprietary to GNC; and further agrees not to utilize any designation of original or description or representation which falsely suggests or represents an association or connection with GNC which constitutes unfair competition.

        F. Rite Aid shall promptly pay all sums owing to GNC, including interest on overdue monies.

        G. Rite Aid shall pay to GNC all damages, costs and expenses, including reasonable attorney's fees, incurred by GNC subsequent to the termination or expiration of this Agreement in obtaining injunctive or other relief for the enforcement of any provisions of this Section.

        H. GNC shall have the option, at any time , to purchase from Rite Aid all but not less than all of the inventory of GNC Brand Products owned by Rite Aid, at Rite Aid's cost, based on the most recent invoices received by Rite Aid. If GNC does not purchase the GNC Product from Rite Aid, then for a period of twelve (12) months after the termination or expiration of this Agreement Rite Aid may continue to sell its inventory of Products in the normal course.

        I. All covenants, obligations, and agreements of Rite Aid or GNC which by their terms or by reasonable implication are to be performed, in whole or in part, after the termination expiration of this Agreement, shall survive such termination or expiration.

XVI. INDEPENDENT CONTRACTOR AND INDEMNIFICATION

        A. It is understood and agreed by the parties hereto that this Agreement does not create a fiduciary relationship between them; that Rite Aid shall be an independent contractor, and that nothing in this Agreement is intended to constitute either party an agent, legal representative, subsidiary, joint venturer, partner, employee or servant of the other for any purpose whatsoever.

        B. It is understood and agreed that nothing in this Agreement authorizes either party to make any contract, agreement, warranty or representation on the other's behalf, or to incur any debt or other obligation in the other's name; and, that GNC shall in no event assume liability for or be deemed liable as a result of any such action or by reason of any act or omission of Rite Aid in its conduct of the Business or any claim or judgment arising therefrom against GNC. Except for matters arising out of or resulting from the quality, purity or labeling of any GNC Brand Product or advertising of such GNC Brand Product by GNC or its affiliates, Rite Aid shall indemnify and hold harmless GNC, its affiliates and their respective officers, directors and employees against any and all such claims arising directly or indirectly from, as a result of, any breach or default by Rite Aid or its affiliates in connection with this Agreement, or in connection with Rite Aid's operation of the Business. However, Rite Aid shall not be required to indemnify GNC or its affiliates or any such person for any claims arising out of a breach of this Agreement, or negligence of or other civil wrongs of the GNC or any of its affiliates or any such person.

        C. GNC shall indemnify and hold harmless Rite Aid, its affiliates and their respective officers, directors and employees against any and all claims arising out of or resulting from any breach or default by GNC or its affiliates in connection with this Agreement and from the failure to meet the-quality, purity or labelling of any GNC Brand Product or arising out of or resulting from advertising by GNC of any GNC Brand Product by GNC or its affiliates.

        D. Upon receipt by a person entitled to indemnification under this Section (an "Indemnified Person") of actual notice of an action against such Indemnified Person with respect to which indemnity may be sought under this Agreement, such Indemnified Person shall promptly notify the person from whom indemnity is sought (the

"Indemnifying Person") in writing; provided that failure so to notify the Indemnifying Person shall not relieve the Indemnifying Person from any liability which the Indemnifying Person may have on account of this indemnity or otherwise, except to the extent the Indemnifying Person shall have been materially prejudiced by such failure. The Indemnifying Person shall have the option to assume the defense of any such action, including the employment of counsel reasonably satisfactory to the Indemnified Person. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless: (1) the Indemnifying Person has failed promptly to assume the defense and employ counsel, or (ii) the named parties to any such action (including any impleaded parties) include such Indemnified Person and the Indemnifying Person, and such Indemnified Person shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the Indemnifying Person; provided that the Indemnifying Person shall not in such event be responsible hereunder for the fees and expenses of more than one firm of separate counsel in connection with any action in the same jurisdiction, in addition to any local counsel. The Indemnifying Person shall not be liable for any settlement of any action effected without its written consent (which shall not be unreasonably withheld). In addition, the Indemnifying Person will not, without prior written consent of the Indemnified Person, settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all liabilities arising out of such action.

XVII. APPROVALS AND WAIVERS

        A. Whenever this Agreement requires the prior approval or consent of GNC or Rite Aid the party seeking consent shall make a timely written request therefor to the party whose consent is sought, and such approval or consent shall be obtained in writing.

        B. Neither party makes any warranties or guarantees upon which the other may rely and assumes no liability or obligation to the other by providing any waiver, approval or consent in connection with this Agreement.

        C. No delay, waiver, omission or forbearance on the part of either party to exercise any right, option, duty or power arising out of any breach or default, or by any of the terms, provisions or covenants hereof shall constitute a waiver of any such right, option or power against, or as to subsequent breach or default.

XVIII. NOTICES

        Any and all notices required or permitted under this Agreement shall be in writing and shall be personally delivered (which includes delivery by facsimile transmission) or mailed by certified or registered mail, return receipt requested, or via reputable express mail or courier service to the respective parties at the address (or telephone number in the case of facsimile transmission) set forth on the signature page of this Agreement unless and until a different address has been designated by written notice to the other party. Any notice by certified or registered mail or by express mail or courier service shall be deemed to have been received when delivered.

XIX. ENTIRE AGREEMENT

        This Agreement, the documents referred to herein, and the attachments hereto constitute the entire, full and complete Agreement between the parties concerning the subject matter hereof, and supersede any and all prior agreements between the parties. No amendment, change or variance from this Agreement shall be binding on the parties unless mutually agreed to by the parties and executed by themselves or their authorized officers or agents in writing. No purported amendment, change or variance from the printed form of this Agreement shall be binding unless initialed by all parties hereto.

XX. SEVERABILITY AND CONSTRUCTION

        A. Except as expressly provided to the contrary herein, each section, part, term and/or provision of this Agreement, shall be considered severable; and if for any reason any section, part, term and/or provision herein is determined to be invalid and contrary to, or in conflict with, any existing or future law or regulation by a court or agency having valid jurisdiction, shall not impair the operation of, or have any other effect upon such other sections, parts, terms and/or provisions of this Agreement as may remain otherwise intelligible; and, the latter shall continue to be given full force and effect and bind the parties hereto; and said invalid sections, parts, terms and/or provisions shall be deemed not to be a part of this Agreement.

        B. Notwithstanding anything to the contrary herein, nothing in this Agreement is intended, nor shall be deemed, to confer upon any person or legal entity other than GNC, Rite Aid and such of their respective successors and assigns as may be contemplated by Section XIII. hereof, any rights or remedies under or by reason of this Agreement.

        C. Each of GNC and Rite Aid expressly agrees to be bound by any promise or covenants imposing the maximum duty permitted by law which is subsumed written the terms of any provision hereof, as though it were separately articulated in and made a part of this Agreement, that may result from striking form any of the provisions hereof any portion or portions which a court may hold to be unreasonable and unenforceable in a final decision to which GNC or Rite Aid, as the case may be, is a party, or from reducing the scope of any promise or covenant to the extent required to comply with such a court order.

        D. All captions in this Agreement are intended solely for the convenience of the parties, and none shall be deemed to affect the meaning or construction of any provision hereof.

        E. All references herein to the masculine, neuter or singular shall be construed to include the masculine, feminine, neuter or plural, where applicable.

XXI. APPLICABLE LAW AND JURISDICTION

        A. This Agreement shall be interpreted and construed under the laws of the Commonwealth of Pennsylvania, which laws shall prevail in the event of any conflict of law.

        B. Except for actions for trademark, trade dress or trade name infringement or other infringement or misappropriation of GNC's proprietary rights to any trademark, trade dress, trade name, patent, copyright, trade secret or other proprietary information, GNC and Rite Aid hereby waive to the fullest extent permitted by law, any right to or claim for multiple, punitive or exemplary damages against the other and agree that in the event of an arbitration or action at law between them, no party shall seek multiple, punitive or exemplary damages with respect to any claim or cause of action against the other party, whether in arbitration or litigation, and each party shall be limited to the recover of any actual damages sustained by it and costs and expenses, including attorneys fees as otherwise provided herein.

        C. No right or remedy conferred upon or reserved to GNC or Rite Aid by this Agreement is intended to be, nor shall be, deemed exclusive of any other right or remedy herein or by law or equity provided or permitted, but each shall be cumulative of every other right or remedy. Notwithstanding any other provision of this Agreement, nothing herein contained shall bar either party's right to seek injunctive relief against threatened conduct that will cause such party loss or damages under the usual equity rules, including the applicable rules for seeking restraining orders and preliminary injunctions.

XXII. FORCE MAJEURE

        No party shall be responsible or liable for any loss, damage, detention or delay caused by fire, any natural disaster, strike, civil or military authority, governmental restrictions or controls, insurrection or riot, railroad, marine, or air embargoes, lockout, or any other cause which is unavoidable or beyond its reasonable control, provided that performance shall, as practicable, recommence immediately upon the cessation of such unavoidable event.

IN WITNESS WHEREOF, the parties hereto have duly executed, sealed and delivered this Agreement on the day and year first above written


ATTEST:                                   GENERAL NUTRITION SALES CORPORATION

                                          By: /s/ William E. Witt
---------------------------------             ----------------------------------

Name:                                     Name: WILLIAM E. WITT
       --------------------------               --------------------------------

Title:                                    Title: C.E.O.
      ---------------------------                -------------------------------

        GNC Address:                      General Nutrition Sales Corporation
                                          Phoenix Distribution Center
                                          1002 South 63rd Avenue at Buckeye
                                          Phoenix, AZ  85043

                                          Facsimile Telephone #: 412-338-8900
                                          Attention:  Chief Legal Officer

        With a Copy of any Notice to:     General Nutrition, Incorporated
                                          300 Sixth Avenue
                                          Pittsburgh, PA 15222
                                          Facsimile Telephone #: 412-338-8900
                                          Attention:  Chief Legal Officer

ATTEST:                                   RITE AID CORPORATION


                                          By: /s/ Martin L. Grass
----------------------------------            ----------------------------------
Name:                                     Name:  Martin L. Grass
       ---------------------------              --------------------------------
Title:                                    Title: Chairman & CEO
       ---------------------------               -------------------------------

        Rite Aid Address:                 Rite Aid Corporation
                                          30 Hunter Lane
                                          Camp Hill, Pennsylvania  17011
                                          Attention: General Counsel
                                          Facsimile Telephone #: 717-760-7867

                                RETAIL AGREEMENT

                        LIST OF EXHIBITS AND ATTACHMENTS

                                RETAIL AGREEMENT

                        LIST OF EXHIBITS AND ATTACHMENTS

EXHIBIT A                                List of Locations

EXHIBIT B                                Agreed Major Metropolitan City Centers,
                                         applicable street map with agreed "City
                                         Centers" so designated

EXHIBIT C                                Initial GNC Plan-o-grams

EXHIBIT C-l                              Opening Order Quantity for each GNC
                                         Plan-o-gram

EXHIBIT D                                List of certain Rite Aid Plan-o-gram
                                         products

EXHIBIT E*                               Modified GNC Proprietary System
                                         applicable to Rite Aid Locations

EXHIBIT F                                List of Proprietary Marks

EXHIBIT G                                Rite Aid's Reproting Requirements

EXHIBIT H                                GNC Consent Agreements & Orders

EXHIBIT I                                Existing and Committed Harris Teeter
                                         Locations

                                RETAIL AGREEMENT

                                   EXHIBIT A

                              LIST OF LOCATIONS *












* This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

                                RETAIL AGREEMENT

                                    EXHIBIT B

                         MAJOR METROPOLITAN CITY CENTERS *












* This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

                                RETAIL AGREEMENT
                                   EXHIBIT C
                            INITIAL GNC PLAN-O-GRAMS

                             [MAP OF STORE LAYOUT]

Retail Agreement:             GNC-RITE AID PLAN-O-GRAM                   12/8/98
Exhibit C

Section      Position       Item #         Description                     Size
--------------------------------------------------------------------------------
A/D/Fish        1           887911         GNC NO CHOL FISH BODY OILS        90
A/D/Fish        2           887931         GNC NO CHOL FISH BODY OILS       180
A/D/Fish        3           277611         GNC DEOD FISH BODY OILS          180
A/D/Fish        4           106611         GNC CONC FISH BODY OILS           90
A/D/Fish        5           106631         GNC CONC. FISH BODY OILS         180
A/D/Fish        6           106632         GNC CON. FISH BODY OILS          360
A/D/Fish        7           133911         GNC SALMON OIL                   180
A/D/Fish        8           004211         GNC A 10,000 USP                 100
A/D/Fish        9           078911         GNC OPTIMIZED LECITHIN           100
A/D/Fish       10           150411         GNC GOLDMINDS DHA                 60
A/D/Fish       11           126311         GNC DHA                           30
A/D/Fish       12           126321         GNC DHA                           60
A/D/Fish       13           136311         GNC GLA GAMMA LIN ACID            60
A/D/Fish       14           150511         GNC SQUALAMINE                    30
A/D/Fish       15           150111         GNC SQUALENE OIL                  60
A/D/Fish       16           151911         GNC DODECANOIC ACID               60
A/D/Fish       17           266311         GNC PHOSPHATIDY/SERINE            30
A/D/Fish       18           078911         GNC OPTIMIZED LECITHIN           100
A/D/Fish       19           078921         GNC OPTIMIZED LECITHIR           500
A/D/Fish       20           079911         GNC OPTIMIZED LECITHIN 500 MG    100
A/D/Fish       21           147611         LECITHIN 1200                     90
A/D/Fish       22           147621         LECITHIN 1200                    180
A/D/Fish       23           119811         GNC LECITHIN PLUS                100
A/D/Fish       24           106511         GNC TRIPLE LECITHIN PLUS         100
A/D/Fish       25           106411         GNC TRIPLE LECITHIN              100
A/D/Fish       26           106421         GNC TRIPLE LECITHIN              180
A/D/Fish       27           005625         GNC LECITHIN SOY GRANULES         16
A/D/Fish       28           086211         GNC BETA CAROTENE 6MG CAPS       100
A/D/Fish       29           100111         GNC BETA CAROTENE 15MG CPS        90
A/D/Fish       30           100121         GNC BETA CAROTENE 15MG CPS       180
A/D/Fish       31           100131         GNC BETA CAROTENE 15MG           360
A/D/Fish       32           144511         GNC BETA CAROTENE 25              60
A/D/Fish       33           151821         GNC CAROTENOID COMPLEX            60
A/D/Fish       34           004211         GNC A 10,000 USP                 100
A/D/Fish       35           004221         GNC A 10,000 USP                 250
A/D/Fish       36           005411         GNC A & D                        100
A/D/Fish       37           065111         GNC VEG A&D                      100
A/D/Fish       38           066011         GNC A & D SUPER DRY              100
A/D/Fish       39           063811         GNC VEGETARIAN D 400IU           100
A/D/Fish       40           144111         GNC VIT D 400                    180
A/D/Fish       41           144311         GNC VITAMIN D 700IU               90
A/D/Fish       42           144321         GNC VITAMIN D 700 IU             180
A/D/Fish       43           099011         GNC VITAMIN K 100 MCG            100
A/D/Fish       44           009411         GNC COD LIVER OIL FORTIFIED       90
A/D/Fish       45           008211         GNC COD LIVER OIL CAPS           100
A/D/Fish       46           008221         GNC COD LIVER OIL CAPS           500
A/D/Fish       47           011211         GNC COD LIVER OIL TRIPLE          90
A/D/Fish       48           107711         GNC PUMPKIN SEED OIL CP 1000M    100
A/D/Fish       49           090011         GNC WHEAT GERM OIL CAPS          100
A/D/Fish       50           069111         GNC ALOE VERA CAPSULES 5000 M    100
A/D/Fish       51           052812         GNC COD LIVER OIL                  8
A/D/Fish       52           052822         GNC COD LIVER OIL                 16
A/D/Fish       53           149222         GNC CHERRY COD LIVER OIL          16
A/D/Fish       54           052711         TL COD LVR OIL EMUL MINT-333      12
A/D/Fish       55           498214         TL OMEGA-3 FISH OIL SFTGL-341    100
A/D/Fish       56           002018         TL OMEGA 3 EMULSIFIED LQ-336      12
A/D/Fish       57           002017         TL OMEGA-3 FISH OIL SFTGL-340     50
A/D/Fish       58           523510         ON TUNA OIL                       90
A/D/Fish       59           523507         ON CARIDO NUTRITION               90
A/D/Fish       60           523508         ON BRAIN NUTRITION                90

Glucosamine     1           541611         GNC PREGNENOLONE 50MG             60
Glucosamine     2           120411         GNC DHEA 5MG                      60

Retail Agreement:             GNC-Rite Aid Plan-O-Gram                  12/8/98
Exhibit C




Section             Position       Item #     Description                  Size
-------------------------------------------------------------------------------
Glucosamine            3           544180     GNC DHEA 25MG                  30
Glucosamine            4           544181     GNC DHEA 25MG                  90
Glucosamine            5           543811     GNC TR DHEA 25MG               30
Glucosamine            6           543821     GNC TR DHEA 25MG               90
Glucosamine            7           109511     GNC SUBLINGUAL MELATONIN       60
Glucosamine            8           109521     GNC MELATONIN                 120
Glucosamine            9           109011     GNC MELATONIN 3MG              60
Glucosamine           10           109021     GNC MELATONIN                 120
Glucosamine           11           131611     GNC MELATONIN TR               60
Glucosamine           12           085311     GNC GLUCOSAMINE SULFATE        30
Glucosamine           13           109011     GNC MELATONIN 3MG              60
Glucosamine           14           269011     GNC GLUCO/CHOND 250/200MG      90
Glucosamine           15           276511     GNC GLUCO/CHOND 500/400MG      60
Glucosamine           16           277711     GNC GSA/CSA 750/600            30
Glucosamine           17           277721     GNC GSA/CSA 750/600            60
Glucosamine           18           146211     GNC GSA SODIUM-FREE            30
Glucosamine           19           085311     GNC GLUCOSAMINE SULFATE        30
Glucosamine           20           085321     GNC GLUCOSAMINE                90
Glucosamine           21           266611     GNC GLUCOSAMINE 1000MG         30
Glucosamine           22           266621     GNC GLUCOSAMINE 1000MG         90
Glucosamine           23           235111     GNC GSA SODIUM FREE            30
Glucosamine           24           267011     GNC CHONDROITIN SULFATE        30
Glucosamine           25           267021     GNC CHONDROITIN SULFATE        60
Glucosamine           26           129611     GNC MSM                       120
Glucosamine           27           169701     GNC SAM-E ADEMENTIONE          30
Glucosamine           28           149111     GNC PHYTIC ACID                60
Glucosamine           29           283811     GNC DMAE                       60
Glucosamine           30           128611     GNC TMG                        30
Glucosamine           31           118611     GNC GLUCARATE                  60
Glucosamine           32           118611     GNC GLUCARATE                  60
Glucosamine           33           283911     GNC D-RIBOSE                   60
Glucosamine           34           283611     GNC I-PINITOL                  30
Glucosamine           35           547111     GNC IMMUNE 7-KETO              30
Glucosamine           36           147511     GNC DMG                        90
Glucosamine           37           119111     GNC CLA                        60
Glucosamine           38           135911     GNC GAMMA-ORYZANOL             90
Glucosamine           39           127911     GNC 50MG ALPHA LIPOIC ACID     60
Glucosamine           40           126911     GNC 100MG ALPHA LIPOIC         60
Glucosamine           41           485195     GNC LIQ ALPHA LIPOIC            8
Glucosamine           42           523279     NSI LIQ ALPHA LIPOIC ACID       2
Glucosamine           43           523275     NSI LIQ CO Q10                  2
Glucosamine           44           071911     HP ANTIOXIDANT                 60
Glucosamine           45           497070     SCH GLUCARATE BREAST HLTH      60
Glucosamine           46           523270     INP LIQUID MSM                8OZ
Glucosamine           47           433114     PEP MSM                        60
Glucosamine           48           270733     TRIMEDICA MSM 1000MG          120
Glucosamine           49           270710     TRIMEDICA MSM 500MG           250
Glucosamine           50           116211     HO PERFECT JOINT COMB          60
Glucosamine           51           776600     AMF GLUCO/CHONDROITIN          60
Glucosamine           52           528661     PC-GLUCOSAMINE CHONDROITIN     60
Glucosamine           53           498661     BO GLUCOSAMINE & CHONDROITIN   60
Glucosamine           54           497075     SCH PAIN FREE (10740)          60
Glucosamine           55           881633     TL JOINT FUEL 284              60
Glucosamine           56           523271     INP LIQ GLUCOSAMINE 8OZ       8OZ
Glucosamine           57           498612     TL GLUCOSAMINE SULFATE-921     30
Glucosamine           58           063211     HP GLUCOSAMINE SULFATE FORMUL  60
Glucosamine           59           111496     IH NATURAL PAIN RELIEF         90
Glucosamine           60           058701     SD OSTEO BI FLEX               90
Glucosamine           61           777846     AMF GLUCO/CHOND ORANGE DR     216
Glucosamine           62           002021     TL LIQUID E-295                12

Minerals               1           094511     GNC CALCIUM COMPLETE           90
Minerals               2           094521     GNC CALCIUM COMPLETE          180

Retail Agreement:         GNC-RITE AID PLAN-O-GRAM                       12/8/98
Exhibit C

Section    Position     Item #   Description                               Size
-------------------------------------------------------------------------------
Minerals       3       094531    GNC CALCIUM COMPLETE                       360
Minerals       4       094711    GNC CALCIUM COMP LIQ CPS                    90
Minerals       5       096311    GNC CALCIUM PLUS                           250
Minerals       6       096321    GNC CALCIUM PLUS                           500
Minerals       7       094411    GNC CALCIUM 1000                            90
Minerals       8       097311    GNC CALCIUM CITRATE                        180
Minerals       9       098111    GNC CALCIUM CITRATE PLUS                   180
Minerals      10       095411    GNC FAST CAL 500 W/BORON                   120
Minerals      11       093911    GNC CALCIUM DROPS CHEWABLE                  90
Minerals      12       102211    GNC ZINC 10MG TBS                          100
Minerals      13       094511    GNC CALCIUM COMPLETE                        90
Minerals      14       120311    GNC CALCIUM CITRATE MALATE                 120
Minerals      15       120321    GNC CALCIUM CITRATE MALATE                 240
Minerals      16       717111    GNC CALCIUM CITRATE MALATE PL              120
Minerals      17       717121    GNC CCM PLUS                               240
Minerals      18       146811    GNC CCM 250 PLUS D 125                      90
Minerals      19       705211    GNC CCU W/ GLUC,D & SOY                     30
Minerals      20       282811    GNC SOY IPRI FLAVONE                        30
Minerals      21       009811    GNC CHROMIUM PICOLINATE GNC                 90
Minerals      22       009821    GNC CHROMIUM PICOLINATE                    180
Minerals      23       042211    GNC CHROM PIC SG                            90
Minerals      24       021211    GNC MEGA CHROM PIC 400MCG                   90
Minerals      25       047211    GNC CHROMIUM PIC                            30
Minerals      26       045411    GNC TR CHROM PIC                            90
Minerals      27       021111    GNC CHROM PIC/ZINC 800MG                    60
Minerals      28       485107    GNC LIQUID CHROMIUM PICOLINAT                2
Minerals      29       975611    GNC GTF CHROM 200MCG YSTFREE                60
Minerals      30       001111    GNC GTF CHROMIUM 200 MCG                    90
Minerals      31       005711    GNC SELENIUM 50 MCG                        100
Minerals      32       004711    GNC SELENIUM 100MCG                        100
Minerals      33       044411    GNC SELENIUM 200MCG                        100
Minerals      34       044421    GNC 200MCG SELENIUM                        200
Minerals      35       104911    GNC ULTRA ZINC/LOZENGE                      48
Minerals      36       103911    GNC CHERRY ZINC LOZENGE                     30
Minerals      37       103921    GNC ZINC LOZENGE CHERRY                     60
Minerals      38       102211    GNC ZINC 10MG TBS                          100
Minerals      39       255412    GNC ZINC 30MG TBS                          100
Minerals      40       146711    GNC ZINC 30 CAPS                           120
Minerals      41       253914    GNC ZINC 50MG TBS                          100
Minerals      42       253921    GNC ZINC 50MG                              250
Minerals      43       102311    GNC ZINC 100MG TBS                         100
Minerals      44       101811    GNC ZINC PICOLINATE                         90
Minerals      45       098511    GNC COPPER 2MG CHELATED                    100
Minerals      46       098411    GNC BORON TRIVALENT 3MG                    100
Minerals      47       102711    GNC MANGANESE 10 MG                        100
Minerals      48       038111    GNC IRONCHEL                                90
Minerals      49       014911    GNC TR IRON 18MG                           100
Minerals      50       124711    GNC LACTOFERRIN 50MG                        60
Minerals      51       099611    GNC MULTIMEGA MINERALS                     100
Minerals      52       099621    GNC MULTIMEGA MINERALS                     250
Minerals      53       099511    GNC ULTRA MEGA MINERALS                     90
Minerals      54       097211    GNC CALCIUM MAGNESIUM TBS                  100
Minerals      55       143611    GNC CAL/MAG/D                              180
Minerals      56       961711    GNC CAL/MAG/ZINC                           180
Minerals      57       257211    GNC POTASSIUM ASP MAGNESUM AS              120
Minerals      58       257221    GNC POT/MAG ASPARTATE                      240
Minerals      59       097811    GNC POTASSIUM W/ELECTROLYTES                60
Minerals      60       256714    GNC POTASSIUM GLUCONATE                    100
Minerals      61       254014    GNC MAGNESIUM 250MG                        100
Minerals      62       136811    GNC MAGNESIUM 500                          120
Minerals      63       145911    GNC PHOSPHOROUS 500                         60
Minerals      64       000610    ML MINERAL RICH                             32
Minerals      65       585939    SN ELECTRA COLLOIDAL TRACE                  32

                                                                               3

Retail Agreement:         GNC-RITE AID PLAN-O-GRAM                       12/8/98
Exhibit C

Section    Position     Item #   Description                               Size
-------------------------------------------------------------------------------
Minerals      66       585969    GNC MULTI COLLOIDAL MIN                     32
Minerals      67       886672    GNC TRACE MINERALS                           2
Minerals      68       886673    GNC TRACE MINERALS                           4
Minerals      69       886670    GNC SILVER                                   2
Minerals      70       886671    GNC SILVER                                   4
Minerals      71       886675    GNC CHROMIUM/VANADIUM                        4
Minerals      72       433121    PEP IPRICAL                                 30
Minerals      73       523277    NSI LIQ CALCIUM                              2
Minerals      74       523278    NSI LIQ CHROMIUM                             2

Vit B          1       050611    GNC B-COMPLEX 50MG SG                       90
Vit B          2       018011    GNC ESSENTIAL B                            100
Vit B          3       247811    GNC B-COMPLEX T.R.75MG                      60
Vit B          4       144211    GNC B-COMPLEX TR                            60
Vit B          5       018911    GNC B-50 COMPLEX WH RICE BAL               100
Vit B          6       018921    WHOLE RICE BIG 50 TABS                     180
Vit B          7       143711    GNC B-COMPLEX W/ST JOHNS                    30
Vit B          8       142811    GNC B-COMPLEX W/GINSENG                     30
Vit B          9       019911    GNC B-COMPLEX W/C                           60
Vit B         10       019921    GNC B-COMPLEX W/C                          120
Vit B         11       020411    GNC B-COMPLEX W/C PLUS HERBS                60
Vit B         12       017913    GNC B-50 BAL B COMP                        100
Vit B         13       017923    GNC B-50 BAL COMP PM                       250
Vit B         14       050811    GNC B-50 COMPLEX T.R.                      100
Vit B         15       050821    GNC B-50 COMPLEX T.R.                      250
Vit B         16       013123    GNC B-100 COMPLEX                          100
Vit B         17       013121    GNC B-100 COMPLEX                          250
Vit B         18       050711    GNC B-125 COMPLEX                           60
Vit B         19       051311    GNC B-150 COMPLEX                          100
Vit B         20       000412    GNC B-1 100MG TABS                         100
Vit B         21       259511    GNC B-1 300MG                              100
Vit B         22       255612    GNC B-2 50MG TABS                          100
Vit B         23       256014    GNC FOLIC ACID 400MCG                      100
Vit B         24       253214    GNC FOLIC ACID 800MCG PI                   100
Vit B         25       101111    GNC B-6 50MG W/HERBS                        90
Vit B         26       100812    GNC B-6 50 MG                              100
Vit B         27       255214    GNC B-6 100 MG                             100
Vit B         28       259611    GNC TR B-6 200 MG                          100
Vit B         29       099313    GNC B-12 500 MG                            100
Vit B         30       099323    GNC B-12 500 MCG NSQ                       250
Vit B         31       253614    GNC B-12 1000 MCG                          100
Vit B         32       016923    GNC B-12 TR 1000MCG                         90
Vit B         33       050911    GNC B-12 SUBLING 1000MG                     30
Vit B         34       050921    GNC NO EPH QUIK SHOT B-12                   60
Vit B         35       148711    GNC B-12 1500                               90
Vit B         36       147711    GNC HOMOCYSTEINE SUPPORT                    60
Vit B         37       020012    GNC NIACIN 100 MG TABS                     100
Vit B         38       251311    GNC NIACIN 250MG                           100
Vit B         39       254114    GNC NIACIN 500MG TBS                       100
Vit B         40       005122    GNC NIACINAMIDE                            250
Vit B         41       255511    GNC NIAGN FLUSH FREE                        90
Vit B         42       256212    GNC PANTO ACID 100 MG                      100
Vit B         43       256411    GNC PANTO ACID 250 MG                      100
Vit B         44       100412    GNC PANTO ACID 500 MGS                     100
Vit B         45       284111    GNC PANTETHINE COMPLEX                      30
Vit B         46       148811    GNC TRANS-NEURO B                           90
Vit B         47       256814    GNC P A B A 500 MG TABS                    100
Vit B         48       255812    GNC BIOTIN 300MCG TBS                      100
Vit B         49       124811    GNC BIOTIN 600MCG                          120
Vit B         50       113311    GNC SOD                                     50
Vit B         51       252011    GNC RNA/DNA 250MG TR                        90
Vit B         52       255912    GNC CHOLINE 250MG TBS                      100
Vit B         53       012711    GNC CHOLINE 250MG                          100

Retail Agreement:         GNC-RITE AID PLAN-O-GRAM                       12/8/98
Exhibit C

Section    Position    Item #    Description                               Size
-------------------------------------------------------------------------------
Vit B         54       012312    GNC INOSITOL TABS 500 MG                   100
Vit B         55       049711    GNC INOSITOL POWDER 480111                   2
Vit B         56       049721    GNC INOSITOL POWDER 480121                   4
Vit B         57       049731    GNC INOSITOL POWDER                          8
Vit B         58       049741    GNC INOSITOL POWDER                         16
Vit B         59       000551    GNC BREWERS YEAST TBS                      250
Vit B         60       000511    GNC BREWERS YEAST TBS                      500
Vit B         61       050511    GNC BREW YEAST PWD/ASP                      18
Vit B         62       051611    GNC BREWERS YEAST PWD                       20
Vit B         63       052211    GNC IMPORTED YEAST W/FIBER                   1
Vit B         64       050311    GNC PREMIUM IMPORTED YEAST                  16
Vit B         65       498601    TL CHOLINE COCKTAIL-706                     15
Vit B         66       090873    ENZ CELL FORTE' W/IP-6                     120
Vit B         67       523273    NSI LIQUID B-12                            20Z
Vit B         68       523274    NSI LIQUID B-COMPLEX                       202
Vit B         69       875113    TL LIQUID B-COMP.                            4
Vit B         70       028411    TL B-12 DOTS-174                           100

Vit C          1       099413    GNC VITAMIN C 500MG                        100
Vit C          2       099423    GNC VITAMIN C 500MG                        250
Vit C          3       099453    GNC VITAMINS C500MG                        500
Vit C          3       875112    TL LIQUID C                                  8
Vit C          4       099213    GNC VITAMIN C 1000MG                       100
Vit C          5       099223    GNC VITAMIN C 1000MG                       250
Vit C          6       099253    GNC VITAMIN C 1000MG                       500
Vit C          7       246511    VITAMIN C BIOFLAVONOIDS PLUS               120
Vit C          8       256911    GNC CITRUS BIOFLAV 1000MG                  100
Vit C          9       087911    GNC 1G C NO CITRUS                          90
Vit C         10       093011    GNC VITAMIN C/ECHINACEA                     90
Vit C         11       124611    GNC QUERCETIN                               60
Vit C         12       136411    GNC VIT C W/QUERCETIN 800                   60
Vit C         13       143911    GNC VIT C W/BIOFLAV                        120
Vit C         14       013811    GNC RUTIN TABS 500 MG                       90
Vit C         15       099413    GNC VITAMIN C 500MG                        100
Vit C         16       099413    GNC VITAMIN C 500MG                        100
Vit C         17       017413    GNC C 500MG TR                              90
Vit C         18       019611    GNC C 500MG TRCAPS                          90
Vit C         19       083111    GNC VIT C/BIOFLAVONOIDS                     90
Vit C         20       017553    GNC C 1000MG TR                             90
Vit C         21       017573    GNC C 1000MG TR                            180
Vit C         22       017581    GNC TR VITAMIN C 1000MG                    360
Vit C         23       017623    GNC C 1500MG TR                             90
Vit C         24       017643    GNC C 1500MG TR                            180
Vit C         25       018211    GNC C 2000MG TR                             90
Vit C         26       093611    GNC ESTER C 500 MG                          90
Vit C         27       080711    GNC TR ESTER C 500MG                        90
Vit C         28       130711    GNC ESTER C500 CAPSULES                     90
Vit C         29       093711    GNC ESTER C 1000 MG                         90
Vit C         30       082111    GNC TR ESTER C 1000MG                       90
Vit C         31       128911    GNC ESTER C 1000MG HS                       90
Vit C         32       093111    GNC PRIMA-C 500MG TR                        90
Vit C         33       093211    GNC PRIMA-C 1000MG TR                       90
Vit C         34       091822    GNC ACEROLA 100MG NO SUGAR                 180
Vit C         35       091911    GNC ACEROLA 250 MG NO SUGAR                 90
Vit C         36       091511    GNC CHERRY DROPS 500MG                      90
Vit C         37       096711    GNC MANDARIN ORG VIT C SUGFRE               90
Vit C         38       133501    CHWBL VIT C 100MG/ACEROLA 90                90
Vit C         39       133521    CHWBL VIT C 100MG/ACEROLA 180              180
Vit C         40       133531    CHWBL VIT C 100MG/ACEROLA 360              360
Vit C         41       133811    CHWBL VIT C 300MG/ACEROLA 90                90
Vit C         42       133821    CHWBL VIT C 300MG/ACEROLA 180              180
Vit C         43       133411    CHWBL VIT C 500MG/ACEROLA 90                90
Vit C         44       133421    CHWBL VIT C 500MG/ACEROLA 180              180

                                                                               5

Retail Agreement:           GNC-RITE AID PLAN-O-GRAM                     12/8/98
Exhibit C

Section        Position   Item #  Description                       Size
------------------------------------------------------------------------
Vit C             45      091611  GNC CITRUS FREE CHEW C 500          60
Vit C             46      087611  GNC BUFF CHEWC 500MG                60
Vit C             47      108211  GNC C 500MG BUFFERED               100
Vit C             48      136611  GNC VIT C 500 CAPSULES              90
Vit C             49      137511  GNC VITAMIN C 500 SOFTGEL           60
Vit C             50      106311  GNC BUFFERED C 1000MG              100
Vit C             51      096413  GNC VIT C CAPS 1000MG              100
Vit C             52      096423  GNC VIT-C CAPS 1000MG              250
Vit C             53      049441  GNC BUFFERED C CRYSTALS              8
Vit C             54      049421  GNC VIT C PWD 2000MG                 8
Vit C             55      049431  GNC VIT C PWD 2000MG                16

Vit E/Aminos       1      064311  GNC NAT E 100IU MIXED              100
Vit E/Aminos       2      079511  GNC NAT E 200IU MIXED              100
Vit E/Aminos       3      077811  GNC NAT E 400IU MIXED               90
Vit E/Aminos       4      077821  GNC NAT E 400IU MIXED              180
Vit E/Aminos       5      077831  GNC NAT E 400IU MIXED              360
Vit E/Aminos       6      077311  GNC NAT E 600IU MIXED               60
Vit E/Aminos       7      089811  GNC NAT E 1000 IU MIXED             30
Vit E/Aminos       8      089821  GNC NAT E 1000IU MIXED              60
Vit E/Aminos       9      077511  GNC TOCOTRIENOL COMPLEX             30
Vit E/Aminos      10      143211  GNC GAMMA-TOCOTRIENOL               30
Vit E/Aminos      11      161711  GNC BLENDED E 400 IU                60
Vit E/Aminos      12      010711  GNC L-LYSINE 500 MG                100
Vit E/Aminos      13      077711  GNC NATURAL E 400IU                 90
Vit E/Aminos      14      077721  GNC NATURAL E 400 IU               180
Vit E/Aminos      15      077731  GNC NATURAL E 400IU                360
Vit E/Aminos      16      077411  GNC NATURAL E 600IU                 60
Vit E/Aminos      17      086811  GNC NATURAL E 1000IU                30
Vit E/Aminos      18      086821  GNC NATURAL E 1000IU                60
Vit E/Aminos      19      086832  GNC NATURAL E 1000IU               120
Vit E/Aminos      20      162211  GNC VEGETARIAN NATURAL E            60
Vit E/Aminos      21      077911  GNC NATURAL E/SELENIUM              90
Vit E/Aminos      22      067211  GNC NATURAL E/SELENIUM              90
Vit E/Aminos      23      161511  GNC CHEWABLE E 200                  60
Vit E/Aminos      24      161611  GNC CHEWABLE E 400                  60
Vit E/Aminos      25      065511  GNC NATURAL DRY E 200 IU           100
Vit E/Aminos      26      162611  GNC DRY E 400IU                     90
Vit E/Aminos      27      162621  GNC NAT E 400IU DRY                180
Vit E/Aminos      28      086917  GNC NATURAL E LIQUID 200             2
Vit E/Aminos      29      077111  GNC NAT. ULTRA E 400IU              90
Vit E/Aminos      30      077211  GNC NAT. ULTRA E 1000 IU            90
Vit E/Aminos      31      161711  GNC BLENDED E 400 IU                60
Vit E/Aminos      32      161811  GNC BLENDED E 1000IU                60
Vit E/Aminos      33      098811  GNC SYNTHTIC E 100IU                90
Vit E/Aminos      34      110911  GNC SYNTHITIC E 400 IU              90
Vit E/Aminos      35      110912  GNC SYNTHITIC E 400IU              180
Vit E/Aminos      36      098911  GN SYNTHITIC 1000IU                 90
Vit E/Aminos      37      086915  GNC SYNTHITIC E LIQUID               2
Vit E/Aminos      38      030311  GNC MULTI AMINO                     60
Vit E/Aminos      39      011611  GNC L-PHENYLALANINE 500 MG          30
Vit E/Aminos      40      031211  GNC DL-PHENYLALANINE 400MG DP       50
Vit E/Aminos      41      011111  GNC L-GLUTAMINE 500 MG              50
Vit E/Aminos      42      042011  GNC L-GLUTAMINE 1000MG              50
Vit E/Aminos      43      010611  GNC L-GLUTATHIONE                   50
Vit E/Aminos      44      124111  GNC NAC/GLUTATH 600/100MG           60
Vit E/Aminos      45      126811  GNC NAC CAPSULES 600MG              60
Vit E/Aminos      46      031011  GNC L-CYSTEINE 500 MG               30
Vit E/Aminos      47      045711  GNC L-TAURINE 500MG                 50
Vit E/Aminos      48      028011  GNC ORNITHINE 500 MG                60
Vit E/Aminos      49      267511  GNC GABA 750MG                      90
Vit E/Aminos      50      523276  NSI LIQ L-CARNITINE                  2
Vit E/Aminos      51      030211  GNC L-CARNITINE                     30

Retail Agreement:               GNC-RITE AID PLAN-O-GRAM                 12/8/98
Exhibit C

SECTION         POSITION      ITEM #    DESCRIPTION                      SIZE
-----------------------------------------------------------------------------
Vit E/Aminos       52         030221    GNC L-CARNITINE 250 MG             60
Vit E/Aminos       53         037611    GNC L-CARNITINE 500 MG             30
Vit E/Aminos       54         037621    GNC L-CARNITINE 500 MG             60
Vit E/Aminos       55         146111    GNC L-CARN 100 MG                  30
Vit E/Aminos       56         044211    GNC ACETYL L-CARNITINE             30
Vit E/Aminos       57         148211    GNC CARNOSINE AOY                  30
Vit E/Aminos       58         030811    GNC L-TYROSINE 500MG               50
Vit E/Aminos       59         128211    GNC L-TYROSINE 1000MG              30
Vit E/Aminos       60         029011    GNC ARGININE 500 MG                90
Vit E/Aminos       61         010711    GNC L-LYSINE 500 MG               100
Vit E/Aminos       62         010731    GNC L-LYSINE 500MG                250
Vit E/Aminos       63         124311    GNC LYSINE 500 MG                 120
Vit E/Aminos       64         235211    GNC LYSINE 500 TR                  60
Vit E/Aminos       65         011411    GNC LYSINE 700MG FASTACTING        90
Vit E/Aminos       66         010411    GNC LYSINE 1000 MG                 90

Men's               1         358411    GNC MEN'S NUTRITION SYSTEM         30
Men's               2         359411    GNC MENS VITA PACK MULTI COMP      30
Men's               3         543411    GNC MENS DHEA VP                   30
Men's               4         240211    MNS YOHIMBE 451MG                  60
Men's               5         242211    MNS NEUROCITE                      60
Men's               6         240411    MNS INVIGORA                       60
Men's               7         677722    PP CREATINE-8.8                     9
Men's               8         060411    GNC MEGA MEN                      100
Men's               9         060421    GNC MEGA MEN                      200
Men's              10         041206    MEN PROSTAFORM W/CERNITIN          60
Men's              11         358911    GNC MENS SAW PALMETTO FORMUL      120
Men's              12         358921    GNC MENS SAW PALMETTO             240
Men's              13         062021    GNC MENS ULTRA SAW PALMETTO        60
Men's              14         062031    MENS ULTRA SAW PALMETTO           120
Men's              15         356911    MENS ULTRA SP 320                  30
Men's              16         137711    MNS MATURE MULTI ONE               60
Men's              17         277311    MEN'S LIVE WELL MULTI              60
Men's              18         285411    MNS LIVE WELL CAPSULES             60
Men's              19         240411    MNS INVIGORA                       60
Men's              20         240211    MNS YOHIMBE 451MG                  60
Men's              21         242211    MNS NERVONIC ACID                  60
Men's              22         249111    GNC MEN'S OYSTER EXTRACT           60
Men's              23         249511    GNC ZINC FOR MEN                   90
Men's              24         359111    GNC MENS AVENA SATIVA              60
Men's              25         249811    GNC MEN'S VITALITY FORMULA         30
Men's              26         249821    GNC MEN'S VITALITY FORMULA         60
Men's              27         249011    MENS GINSENG FORMULA               60
Men's              28         433073    PEP COBRA                          60
Men's              29         053544    AL YOHIMBE PWR MAX 2000MG          50
Men's              30         053545    AL YOHIMBE POWER 2000 MG          100
Men's              31         053566    AL YOHIMBE POWER MAX AMPULES       10
Men's              32         053534    AL YOHIMBE PWR MAX                 30
Men's              33         053535    AL YOHIMBE PWR MAX                 60
Men's              34         999623    GNC MENS BIOTIN SHAMPOO            12
Men's              35         999624    GNC MEN'S BIOTIN CONDITIONER       12
Men's              36         999719    MEN'S POLYSORBATE 80               12
Men's              37         999598    MEN'S BIOTIN HAIR GEL               4
Men's              38         247711    MEN'S ULTRA NOURISHHAIR CTN        60
Men's              39         247721    MEN'S ULTRA NOURISHHAIR CTN       120
Men's              40         053538    AL ACTION FOR MEN                  60
Men's              41         053533    AL ACTION FOR MEN LQ                4
Men's              42         053565    AL YOHIMBIZED                      50
Men's              43         053564    AL YOHIMBIZED LIQUID EXTRACT        2
Men's              44         053531    AL MADE FOR MEN                    60
Men's              45         053521    AL MADE FOR MEN                    30
Men's              46         053577    AL TRIBEST ACTION                  60
Men's              47         053549    AL AVENA SATIVA                    50

                                                                              7

Retail Agreement:               GNC-RITE AID PLAN-O-GRAM                 12/8/98
Exhibit C

Section         Position     Item #     Description                         Size
--------------------------------------------------------------------------------
Men's             48         405311     ONAT YOHIMBE 1000 PLUS                30
Men's             49         400921     ONAT FOR MEN ONLY                     60
Men's             50         402521     ONAT FOR MEN ONLY II                  60
Men's             51         000636     IRW YOHIMBE PLUS 30                   30
Men's             52         000628     IRW NAT SUPER YOHIMBE                 90
Men's             53         041450     ARP CERNATIN PLUS                     40
Men's             54         355811     GP PST (PROSTATE)                     30
Men's             55         041249     ARP PROLEVE                           30
Men's             56         410025     PHAR PROSTATONIN                      30
Men's             57         410617     CHAT PROPALMEX                        30
Men's             58         105011     ADV PROSTEX                          100
Men's             59         053555     AL SUP SAW PALMETTO PLUS              50
Men's             60         062011     HP SAW PALMETTO FORMULA               60
Men's             61         960211     GNN MAX POTENTIAL                     30
Men's             62         088411     KAL HAIR FORCE                        60

Multis             1         138511     GNC UM GOLD                           60
Multis             2         138521     GNC UM GOLD                           90
Multis             3         138531     GNC UM GOLD                          180
Multis             4         150911     GNC UMG NO IRON                       90
Multis             5         150921     GNC UMG NO IRON                      180
Multis             6         137111     GNC VM GREEN                          60
Multis             7         137121     GNC VM GREEN                          90
Multis             8         137131     GNC VM GREEN                         180
Multis             9         049911     GNC UM II                             90
Multis            10         049921     GNC UM II                            180
Multis            11         151011     GNC UM II NO IRON                     90
Multis            12         151021     GNC UM II NO IRON                    180
Multis            13         049611     GNC ULTRA MEGA                        60
Multis            14         049621     GNC ULTRA MEGA                        90
Multis            15         049631     GNC ULTRA MEGA                       180
Multis            16         057311     GNC AM/PM ULTRA MEGA                  75
Multis            17         112711     GNC MULTI-GEL                         60
Multis            18         112721     GNC MULTI-GEL                        120
Multis            19         485105     GNC LIQUID MULTI                       5
Multis            20         049511     GNC PREVENTRON                       120
Multis            21         049521     GNC PREVENTRON                       240
Multis            22         351111     MAX NUT VITA PACK II                  30
Multis            23         932311     GNC ALIVE PROG                        60
Multis            24         138311     ML PLATINUM YEARS MULTI               90
Multis            25         102121     GNC SOLOTRON IMP CHEW/NUTRASW         90
Multis            26         151311     GNC SOLOTRON                          30
Multis            27         151321     GNC SOLOTRON                          90
Multis            28         151331     GNC SOLOTRON                         240
Multis            29         151411     GNC SOLOTRON NO IRON                  90
Multis            30         005711     GNC SOLOTRON PLUS                     90
Multis            31         095721     GNC NO EPH SOLOTRON PLUS             180
Multis            32         356311     GP WNT WINTER&COLDS PAK               30
Multis            33         356611     GP HOC (HOMOCYSTEINE)                 30
Multis            34         356711     GNC LIVE WELL PROG-LIVER              30

Prev. Nut.         1         360911     PN LIVER PROGRAM                      30
Prev. Nut.         2         700911     PN ULTRA LIVER                        60
Prev. Nut.         3         730811     PN OCULAR FORMULA                     60
Prev. Nut.         4         360411     PN MEMORALL PROGRAM                   30
Prev. Nut.         5         702211     PN NEURO SUPPORT                      60
Prev. Nut.         6         360611     PN HOMOCYST PROGRAM                   30
Prev. Nut.         7         702411     PN HOMOCYSTEND                        90
Prev. Nut.         8         715411     PN CHOL-X                             60
Prev. Nut.         9         727911     PN ENH. GARLIC                       120
Prev. Nut.        10         701011     PN IMMUNO GAIN W/7-KETO               90
Prev. Nut.        11         732811     PN CLEANSING CAPS                    120
Prev. Nut.        12         732821     PN CLEANSING FORMULA                 240

Retail Agreement:           GNC-Rite Aid Plan-O-Gram                     12/8/98
Exhibit C

Section          Position    Item #     Description                     Size
----------------------------------------------------------------------------
Prev. Nut.          13       725611     PN COLON CARE                    120
Prev. Nut.          14       731011     PN PROBIOTIC FORMULA              60
Prev. Nut.          15       728011     PN MULTI ENZYME FORMULA          120
Prev. Nut.          16       730911     PN ENH. CRANBERRY                 60
Prev. Nut.          17       721001     PN WOMEN'S MULTIPLE               60
Prev. Nut.          18       721011     PN WOMEN'S MULTIPLE              120
Prev. Nut.          19       721411     PN MENS MULTIPLE                  60
Prev. Nut.          20       721421     PN MENS MULTIPLE                 120
Prev. Nut.          21       725911     PN BAL. AMINO ACIDS               60
Prev. Nut.          22       427011     PN CM SYSTEM                     KIT
Prev. Nut.          23       427311     PN CM GOLD MAINT                  30
Prev. Nut.          24       424111     PN CARTILAGE SUPPORT MAIN         30
Prev. Nut.          25       714011     PN JOINT SUPPORT                 120
Prev. Nut.          26       716411     PN GLUC-CHON COMPLEX             120
Prev. Nut.          27       360511     PN JOINT PROGRAM                  30
Prev. Nut.          28       719811     PN GLUCOSAMINE FORMULA            60
Prev. Nut.          29       712211     PN CHONDROITIN ZYME              100
Prev. Nut.          30       719511     PN CARTILAGE FORMULA             120
Prev. Nut.          31       713711     PN OSTEO SURE                    120
Prev. Nut.          32       730311     PN BONE FORMULA CAP              120
Prev. Nut.          33       712511     PN MALIC ACID FORMULA            120
Prev. Nut.          34       700511     PN COQ10 FORMULA                  60
Prev. Nut.          35       724311     PN COQ10 10MG                     90
Prev. Nut.          36       718911     PN SG COQ10 30MG                  60
Prev. Nut.          37       732011     PN COQ10 30MG                     60
Prev. Nut.          38       718921     PN SG COQ10 30MG                 120
Prev. Nut.          39       733211     PN SG COQ1050MG                   60
Prev. Nut.          40       732111     PN COQ10 50MG                     60
Prev. Nut.          41       732611     PN SG COQ10100MG                  30
Prev. Nut.          42       731711     PN COQ10 100MG                    30
Prev. Nut.          43       702111     PN SG COQ10 120 MG                30
Prev. Nut.          44       716811     PN COQ10 COCKTAIL                 15
Prev. Nut.          45       310001     PN NADH                           30
Prev. Nut.          46       721111     PN BALANCED-B                    120
Prev. Nut.          47       738311     PN C-COMPLEX REFORMULATED        120
Prev. Nut.          48       726311     PN E COMPLEX                      60
Prev. Nut.          49       724021     PN PYCNOGENOL 50MG 30'S           30
Prev. Nut.          50       724011     PN PYCNOGENOL                     60
Prev. Nut.          51       720711     PN PROANTHOCYANIDIN 30 MG         60
Prev. Nut.          52       731411     PN PROANTHOCYANIDIN 50MG          60
Prev. Nut.          53       737611     PN 100MG PROANTHOCYANIDIN         30
Prev. Nut.          54       753611     PN RESVERATROL 120MG              60
Prev. Nut.          55       727711     PN BETA CAROTENE COMPLEX         120
Prev. Nut.          56       737811     PN FLAVONOID FORMULA              30
Prev. Nut.          57       720611     PN MULTI-OIL FORMULA             120
Prev. Nut.          58       719611     PN GINKGO BILOBA FORMULA          30
Prev. Nut.          59       733901     PN CELL PROT CAPS                 60
Prev. Nut.          60       733911     PN CELL PROT CAPS                120
Prev. Nut.          61       726701     PN CELL PROT TABS                 60
Prev. Nut.          62       726711     PN CELL PROT TABS                120
Prev. Nut.          63       729821     PN CELL PROT SOFTGEL              90
Prev. Nut.          64       712111     PN FOUNDATION ANTIOXIDANT         30
Prev. Nut.          65       360711     PN RESISTANC PROGRAM              30
Prev. Nut.          66       737411     PN RESISTANCE                    120
Prev. Nut.          67       749811     PN ALPHA LIPOIC ACID FORMULA      60

Teens                1       141511     GNC TEEN'S CHEWABLE MULTI         60
Teens                2       100611     GNC TEEN'S MULTIPLE              180
Teens                3       119311     TEENS CAL PLUS                    60
Teens                4       052011     TEENS CAL CHEWABLE                60
Teens                5       135811     TN YOUNG WNS MINERAL SUPL         30
Teens                6       277911     GNC TEEN SKIN TABS                50
Teens                7       999835     GNC TEEN SKIN KIT                  1

                            GNC-RITE AID PLAN-O-GRAM

Retail Agreement:                                                     12/8/98
Exhibit C





Section   Position  Item #   Description                              Size
--------------------------------------------------------------------------
Teens      8        999836    GNC TEEN SKIN TONER                        4
Teens      9        999838    GNC TEEN SKIN DAY LOTION                   2
Teens     10        999837    GNC TEEN SKIN CLEANSER                     2
Teens     11        999718    GNC TEEN SKIN ACNE MASK                    4
Teens     12        119211    GNC CHILD MULTICHEW                       30
Teens     13        140911    CHILDREN'S MULTI WI CALCIUM               30
Teens     14        141611    GNC CH CHEW MULTI                         90
Teens     15        140311    GNC CH MULTI W/IRON                       90
Teens     16        140111    GNC CH CHEW VIT/MIN                       60
Teens     17        140121    GNC CH CHEW VIT/MIN                      120
Teens     18        126711    CHILD SPORTKIDS CHEWABLE                 120
Teens     19        485103    GNC CH LIQUID MULTI                        2
Teens     20        761115    CH VITAMOO                               570
Teens     21        105833    GNC KIDS A+ CHOC                          19
Teens     22        048111    GNC CH CHEW C                             60
Teens     23        134711    CH ZINC ECHINACEA CHEWABLE                30
Teens     24        089541    CH ACIDOPHILUS CHEWABLE G                 60
Teens     25        051711    CH CAL CHEWABLE                           60
Teens     26        104511    GNC WOM PRENATAL FORMULA                 120
Teens     27        256014    GNC FOLIC ACID 400MCG                    100
Teens     28        886636    BIO REM EARACHE-BR636                      1
Teens     29        886661    BIO REM CHIL COUGH SYR-BR661               4
Teens     30        886635    BIO REM COLIC-BR635                        1
Teens     31        886637    BIO REM TEETHING-BR637                     1
Teens     32        105833    GNC KIDS A+ CHOC                          19
Teens     33        105828    PNI KIDS PLEX JR                           1
Teens     34        105830    PNI KIDS PLEX JR CHOCOLATE                19
Teens     35        014311    TL ANIMAL FRIENDS CHEW-495                50
Teens     36        498227    TL ANIMAL FRIENDS WAFER-496              100
Teens     37        697258    OL HEALTHY BEARS                           9
Teens     38        697256    YUMMI BEARS 50MG/60 CT                    60
Teens     39        697257    YUMMI BEARS-MULTIVITAMIN                  60
Teens     40        496048    SCH CHILD LIQUID-11405                     8
Teens     41        034911    TL INFANT CARE-503                         2
Teens     42        496047    SCH CHILD W/MIN-11406                     90
Teens     43        496177    SCH CHILDREN CHEW-11407                  180
Teens     44        041255    ARP REF NUTRAKIDS                         60
Teens     45        000608    ML LITTLE ANGELS                           4
Teens     46        000607    ML LITTLE ANGELS CHEWABLE TBS             60
Teens     47        886413    NN-RHINO ACIDOPHILUS                      60
Teens     48        886414    NN-RHINO CALCIUM                          60
Teens     49        886415    NN-RHINO ECHINACEA                        60
Teens     50        886416    NN-RHINO VITES                            90
Womens     1        264011    GNC WOM EPO                               50
Womens     2        264021    GNC WOM EPO                               90
Womens     3        264031    GNC WOM EPO                              200
Womens     4        265611    GNC WOM MEGA EPO                          50
Womens     5        265621    GNC WOM ULT EPO                          120
Womens     6        266711    GNC WOM DONG QUAI/ROYAL JELLY            100
Womens     7        264511    GNC WOM MENOPAUSE                        100
Womens     8        243711    WNS HERBAL BALANCE W/SOY                  30
Womens     9        264311    GNC WOM PMS FORMULA                      100
Womens    10        120311    GNC CALCIUM CITRATE MALATE               120
Womens    11        285111    WMNS MONTHLY PHYTOESTROGEN               120
Womens    12        059711    GNC WOM ULTRA MEGA                        90
Womens    13        059721    GNC WOM ULTRA MEGA                       180
Womens    14        060511    WMS UM NO IRON                            90
Womens    15        060521    WMS UM NO IRON                           180
Womens    16        104511    GNC WOM PRENATAL FORMULA                 120
Womens    17        138911    WOM PRE-NAT NO IRON                      120
Womens    18        245211    WMS BEGINNING                             60
Womens    19        013911    GNC WOM IRON SUPPORT 30MG                 60

Retail Agreement:          GNC-RITE AID PLAN-O-GRAM                     12/8/98
Exhibit C

Section     Position      Item #     Description                          Size
------------------------------------------------------------------------------
Womens         20        013712      GNC WOMENS IRON COMP 30MG              60
Womens         21        281111      GNC WNS CAL-PLUS                       90
Womens         22        078711      GNC WOM CAL SUPPORT                    90
Womens         23        762315      WNS SOY ISOFLAV SOURCE                 16
Womens         24        356011      GP OST (OSTEOARTHRITIS)                30
Womens         25        358511      GNC WOM NUTRITION SYSTEM               30
Womens         26        356511      GNC WOM DHEA VP                        30
Womens         27        357911      WOMEN'S MENOPAUSE VITAPAK              30
Womens         28        356211      WOMEN'S VITAPAK 50+                    30
Womens         29        091011      GNC WOM SOLOTRON                      120
Womens         30        091021      GNC WOM SOLOTRON                      240
Womens         31        247911      GNC FEMG B COMPLEX                     60
Womens         32        277511      WOMENS LIVE WELL MULTI                 60
Womens         33        285511      WMS LIVE WELL CAPSULES                 60
Womens         34        283711      WMS PYRUVATE 500MG                     60
Womens         35        653945      WMS SOY SOLUTION                      520
Womens         36        654055      WNS CREATINE 200GM                    200
Womens         37        359211      GNC WOM VP                             30
Womens         38        265011      GNC WOM CITRIMAX                       90
Womens         39        264611      GNC WOM WATER BALANCE                 100
Womens         40        246711      WOMEN'S UT FORMULA                     60
Womens         41        266011      GNC WOM HAIR, SKIN & NAILS             90
Womens         42        266021      GNC WOM HAIR, SKIN & NAILS            180
Womens         43        485157      GNC LIQUID HAIR SKIN & NAILS            8
Womens         44        261611      WOMEN'S ULTRANOURISHAIR                60
Womens         45        265711      GNC WOM SILICA                        100
Womens         46        254911      GNC WOM GELATIN                        50
Womens         47        254921      GNC WOM GELATIN                       120
Womens         48        279621      NOURISH HAIR ULTRA 120'S              120
Womens         49        279221      NOURISH HAIR SUPER BIOTIN 200         200
Womens         50        497070      SCH GLUCARATE BREAST HLTH              60
Womens         51        496056      SCH PMS SYSTEM-11460                    1
Womens         52        496131      SCH MENOPAUSE SYS-11470                 1
Womens         53        053550      AL ESSENTIAL NUTRIENTS                 60
Womens         54        073611      FB HAIR SKIN NAILS                     75
Womens         55        073621      FB HAIR SKIN NAILS                    135
Womens         56        816321      AH ROYAL BRITANY EPO                  100
Womens         57        816322      AH ROYAL BRITANY                      200
Womens         58        090839      ENZ THRPY REMIFEMIN                   120
Womens         59        777821      AMF ESTROVEN                           30
Womens         60        023860      NOVOGEN PROMENSIL                      30
Womens         61        410084      PHAR VENASTAT                          45
Womens         62        053508      AL WOMEN'S YOHIMBE                     30

Metaform        1        653431      METAFORM METAPLEX CHOC                 10
Metaform        2        653433      METAFORM METAPLEX VAN                  10
Metaform        3        653435      METAFORM METAPLEX STRAW                10
Metaform        4        653417      METAFORM HYPERGRAPE 52476            1200
Metaform        5        653416      METAFORM HYPERBERRY 52440            1248
Metaform        6        653419      METAFORM METACUTS (52472)60            60
Metaform        7        653412      METAFORM METACUTS (52473)             120
Metaform        8        653425      METAFORM METACUTS CHOC PWD            700
Metaform        9        653418      METAFORM MEGABOLIN (52471)             20
Metaform       10        653421      METAFORM CREAT 9500 52478             430
Metaform       11        653430      METAFORM CELLVOL ATS                    2
Metaform       12        653420      METAFORM CREATINE (52479)             400
Metaform       13        653415      METAFORM NEURODRIVE (52477)           720
Metaform       14        653428      METAFORM NEURODRIVE CAPS              120
Metaform       15        653427      METAFORM METADRENE CAPS                90
Metaform       16        653426      METAFORM PAIN FREE 30'S                30
Metaform       17        653413      METAFORM PAIN FREE (52475)             60
Metaform       18        653422      METAFORM TRIBESTAN (52427)             60
Metaform       19        653441      METAFORM METAPRO CHOC                   3

Retail Agreement              GNC-RITE AID PLAN-O-GRAM                   12/8/98
Exhibit C

Section         Position      Item #      Description                       Size
--------------------------------------------------------------------------------
Metaform           20         653440      METAFORM METAPRO VAN                 3
Metaform           21         653351      WDR META HEAT CREAM 52208           12
Metaform           22         653341      METAFORM HEAT CHOC/RAS              12
Metaform           23         653389      METAFORM CHOC SINGLE52411           72
Metaform           24         653381      METAFORM CHOCOLATE 57181            20
Metaform           25         653379      METAFORM VAN SINGLE 52410           72
Metaform           26         653371      METAFORM VANILLA 57171              20
Metaform           27         653391      METAFORM STRAW 57190                20
Metaform           28         653331      METAFORM STRAWBERRY 20 (52048       20
Metaform           29         653375      METAFORM VANILLA 60 57173           60

Schiff              1         495990      SCH REGENEX MULTI FORMULA          120
Schiff              2         495989      SCH REGENEX CARDIO SUPPORT FO       60
Schiff              3         495999      SCH REGENEX DIABETIC SUPPORT        60
Schiff              4         495996      SCH ENADA NADH 2.5MG                30
Schiff              5         496360      SCH PHENCAL 120 (12783)            120
Schiff              6         496345      SCH WOMAN'S FAT BURNER (12740       60
Schiff              7         496195      SCH ULTA LEAN-12707                 60
Schiff              8         497070      SCH GLUCARATE BREASTH HLTH          60
Schiff              9         497080      SCH ST JOHNS WORT 300MG             60
Schiff             10         497081      SCH ST JOHNS WORT 600MG             60
Schiff             11         497075      SCH PAIN FREE (10740)               60
Schiff             12         495994      SCH GLUCOSAMINE COMPLEX 1000        60
Schiff             13         495988      SCH CHONDRIOTIN SULFATE 500MG       60
Schiff             14         495993      SCH KNOCK OUT                       50
Schiff             15         496317      SCH GINGKO BILOBA-10914             30
Schiff             16         496319      SCH ECHINACEA HG-10916              30
Schiff             17         495992      SCH SAW PALMETTO                    60
Schiff             18         496056      SCH PMS SYSTEM-11460                 1
Schiff             19         496131      SCH MENOPAUSE SYS-11470              1
Schiff             20         496063      SCH CRANBERRY CONC-10705            90
Schiff             21         495995      SCH SOY ISOFLAVOUES                 60
Schiff             22         497065      SCH WOMENS SOY PROTEIN              16
Schiff             23         496048      SCH CHILD LIQUID-11405               8
Schiff             24         496047      SCH CHILD W/MIN-11406               90
Schiff             25         496177      SCH CHILDREN CHEW-11407            180
Schiff             26         496298      SCH MEGA HIGH II-11428             120
Schiff             27         496126      SCH PRIME YEARS-11438              100
Schiff             28         496051      SCH SINGLE DAY-11442                60
Schiff             29         496127      SCH SINGLE DAY TB-11444            120
Schiff             30         496053      SCH TR SINGLE DAY-11448             60
Schiff             31         496128      SCH SNGL DAY TR TB-11450           120
Schiff             32         496125      SCH DOUBLE DAY TBS-11412           120
Schiff             33         496129      SCH VEGET MULTI-11458              120
Schiff             34         496133      SCH WHL FD BASE PK-11493            30
Schiff             35         496024      SCH B-CMPLX 50 SFT-10122           100
Schiff             36         496208      SCH SR B-CMPLX 100-10137            90
Schiff             37         496030      SCH C 500 W/RS HPS-10306           100
Schiff             38         496212      SCH C1000/ROSE HIP-10311           250
Schiff             39         496031      SCH C 1000 W/RS HP-10310           100
Schiff             40         496216      SCH DRY E 400 I.U.-10404            50
Schiff             41         496112      SCH DRY E ALL 400-10405            100
Schiff             42         496114      SCH D-ALPHA 400IU-10438             50
Schiff             43         496220      SCH ED-ALPHA TOC-10439             100
Schiff             44         496234      SCH LIQ CALC W/D-11208              90
Schiff             45         496076      SCH GUIDE MULTI MIN-12424           90
Schiff             46         496095      SCH CHELAT ZINC 50-11242            90

Twin Spt. 1         1         876411      TL AMINO FUEL TABS-751              60
Twin Spt. 1         2         876421      TL AMINO FUEL TABS-752             150
Twin Spt. 1         3         876431      TL AMINO FUEL TABS-753             250
Twin Spt. 1         4         496673      TL AMINO FUEL STACK                 60
Twin Spt. 1         5         874811      TL AMINO FUEL 1500-554              50

Retail Agreement:             GNC-Rite Aid Plan-O-Gram                   12/8/98
Exhibit C

Section             Position      Item #   Description                                  Size
--------------------------------------------------------------------------------------------
Twin Spt. 1             6         875411   TL AMINO FUEL 2000 TABS-755                   100
Twin Spt. 1             7         875421   TL AMINO FUEL 2000 TABS-756                   150
Twin Spt. 1             8         876511   TL AMINO FUEL POWDER-747                        2
Twin Spt. 1             9         875611   TL AMINO FUEL CHEW WAFER-744                   50
Twin Spt. 1            10         875511   TL AMINO FUEL LIQUID CONC-745                  16
Twin Spt. 1            11         875521   TL AMINO FUEL LIQUID CONC-746                  32
Twin Spt. 1            12         498549   TL CREATINE FUEL PWDR 4-890                     4
Twin Spt. 1            13         498640   TL CREATINE POWDER-476                         17
Twin Spt. 1            14         498547   TL CREATINE FUEL CAPS-886                      60
Twin Spt. 1            15         498548   TL CREATINE FUEL CAPS-887                     120
Twin Spt. 1            16         498641   TL MEGA CREATINE-473                           60
Twin Spt. 1            17         498642   TL MEGA CREATINE-474                          120
Twin Spt. 1            18         498676   TL CREAT FUEL CHEW ORN361                     100
Twin Spt. 1            19         498679   TL CREAT FUEL CHEW FRT 380                    100
Twin Spt. 1            20         498680   TL CREAT FUEL CHEW CH 379                     100
Twin Spt. 1            21         498645   TL CREAT COCKTAIL ORANGE 580                   28
Twin Spt. 1            22         498631   TL CREATINE PLUS CHOC 261                      15
Twin Spt. 1            23         498630   TL CREATINE PLUS VAN-260                       15
Twin Spt. 1            24         874702   TL GLUTAMINE PWDR-414                           4
Twin Spt. 1            25         874701   TL GLUTAMINE FUEL-415                          60
Twin Spt. 1            26         498675   TL MEGA GLUTAMINE FUEL                         60
Twin Spt. 1            27         498676   TL MEGA GLUTAMINE FUEL                        120
Twin Spt. 1            28         498690   TL PYRUVATE FUEL 603                           60
Twin Spt. 1            29         874703   TL SUPER VANADYL FUEL-419                      60
Twin Spt. 1            30         498720   TL GLYCEROL FUEL                               16
Twin Spt. 1            31         044711   TL CARBO-FUEL (IMPROVED)-758                   22
Twin Spt. 1            32         044721   TL CARBO FUEL (IMPROVED)-759                   43
Twin Spt. 1            33         775221   TL OPTIFUEL 2 VANILLA 848                       3
Twin Spt. 1            34         775231   TL OPTIFUEL 2 CHOCOLATE-845                     3
Twin Spt. 1            35         885212   TL MASS FUEL CHOC-320                           4
Twin Spt. 1            36         885211   TL MASS FUEL VAN-321                            4
Twin Spt. 1            37         881711   TL GAINERS FUEL 2500 CHOC-806                   9
Twin Spt. 1            38         881721   TL GAINERS FUEL 2500 VAN-809                    9
Twin Spt. 1            39         881731   TL GNRS FUEL 2500 STRAW-807                     9

Twin Spt. 2             1         044911   TL CHROMIC FUEL PICOL-760                     100
Twin Spt. 2             2         044921   TL CHROMIC FUEL PICOL-761                     200
Twin Spt. 2             3         044912   TL MEGA CHROMIC FUEL-150                       50
Twin Spt. 2             4         023911   TL L-ARG/ORN 750MG-13                          50
Twin Spt. 2             5         023921   TL L-ARG/ORN 750MG-14                         100
Twin Spt. 2             6         738811   TL MEGA L-CARNITINE TAB 500-5                  30
Twin Spt. 2             7         496218   TL MEGA L-CARNITINE TAB-54                     60
Twin Spt. 2             8         738811   TL MEGA L-CARNITINE TAB 500-5                  30
Twin Spt. 2             9         498218   TL MEGA L-CARNITINE TAB-54                     60
Twin Spt. 2            10         000111   TL MEGA CARNITINE LQ-52                        12
Twin Spt. 2            11         498652   TL CHONDROITIN (CSA) CAPS                      60
Twin Spt. 2            12         498662   TL GLUCOSAMINE SULFATE                         60
Twin Spt. 2            13         498663   TL GLUCOSAMINE SULFATE                         90
Twin Spt. 2            14         881633   TL JOINT FUEL 284                              60
Twin Spt. 2            15         881634   TL JOINT FUEL 285                             120
Twin Spt. 2            16         498665   TL HMB FUEL PLUS                               90
Twin Spt. 2            17         498672   TL GROWTH FUEL                                 90
Twin Spt. 2            18         881991   TL RIPPED FUEL 664                             60
Twin Spt. 2            19         881992   TL RIPPED FUEL 665                            120
Twin Spt. 2            20         881993   TL RIPPED FUEL 668                            200
Twin Spt. 2            21         881913   TL RIP FUEL PUNCH-552                           1
Twin Spt. 2            22         881912   TL RIP FUEL CHOC-550                            1
Twin Spt. 2            23         881632   TL YOHIMBE FUEL--282                          100
Twin Spt. 2            24         498685   TL TRIBULUS FUEL 396                          100
Twin Spt. 2            25         773112   TL DIET FUEL 60-322                            60
Twin Spt. 2            26         773113   TL DIET FUEL 120-323                          120
Twin Spt. 2            27         773116   TL DIET FUEL CAPS-114                         180
Twin Spt. 2            28         773102   TL NO EPH DIET FUEL 647                       120

Retail Agreement:               GNC-RITE AID PLAN-O-GRAM                 12/8/98
Exhibit C

Section        Position  Item #    Description                        Size
--------------------------------------------------------------------------
Twin Spt.2     29        773103    TL NO EPH DIET FUEL 648            180
Twin Spt.2     30        773114    TL ADV DIET FUEL CHOC-105            2
Twin Spt.2     31        773115    TL ADV DIET FUEL-VAN-107             2
Twin Spt.2     32        498689    TL HERBAL PHEN FUEL 629             30
Twin Spt.2     33        498688    TL HERBAL PHEN FUEL 630             60
Twin Spt.2     34        498687    TL HERBAL PHEN FUEL 632             90
Twin Spt.2     35        498716    TL TRIP WHEY FUEL CHOC 750          13
Twin Spt.2     36        498717    TL TRIP WHEY FUEL VAN 766           13
Twin Spt.2     37        498718    TL TRIPLE WHEY FUEL UNFLA           13
Twin Spt.2     38        881641    TL WHEY FUEL CHOC 534               10
Twin Spt.2     39        811640    TL WHEY FUEL VANILLA                10
Twin Spt.2     40        883851    TL RX FUEL CHOC 10 PACK 153         28
Twin Spt.2     41        883152    TL RX FUEL VAN 10 PACK-154          27
Twin Spt.2     42        792311    TL VEGE FUEL-840                     1

Twin Vit       1         498651    TL MAXILIFE BRAIN PROT-267          60
Twin Vit       2         042811    TL MAXILIFE CAPS-901               100
Twin Vit       3         499028    TL MAXILIFE CARDIOCARE CO           30
Twin Vit       4         449029    TL MAXILIFE CARDIOCARE COQ          60
Twin Vit       5         449030    TL MAXILIFE CARDIO PROTECT          60
Twin Vit       6         449031    TL MAXILIFE CARDIO PROTECT         120
Twin Vit       7         449032    TL MAXILIFE CHICKEN COLLA           30
Twin Vit       8         498710    TL CHOLINE COCKTAIL II + 59         15
Twin Vit       9         449033    TL MAXILIFE CHOLINE CCKTL           15
Twin Vit       10        498652    TL MAXILIFE COLON PROT-271          60
Twin Vit       11        002032    TL MAXILIFE COQ10 FORMULA-903       60
Twin Vit       12        498262    TL MAXILIFE COQ10 FORM-917         120
Twin Vit       13        449034    TL MAXILIFE DHEA 25MG               30
Twin Vit       14        498670    TL GLUCO/CHONDROITIN FORM 41        30
Twin Vit       15        498671    TL GLUCO/CHONDROITIN FORM 703       60
Twin Vit       16        449035    TL MAXILIFE HOMOCYSTEINE            50
Twin Vit       17        499036    TL MAXILIFE HOMOCYSTEINE           100
Twin Vit       18        498712    TL JOINT COCKTAIL 921                7
Twin Vit       19        498713    TL JOINT FOOD 370                   16
Twin Vit       20        499037    TL MAXILIFE JOINT FOOD LI           32
Twin Vit       21        498654    TL MAXILIFE JOINT PROT-273          60
Twin Vit       22        499001    TL MAXILIFE JOINT PROTECT          120
Twin Vit       23        498714    TL MEGA SOY EPS 477                 30
Twin Vit       24        499002    TL MAXILIFE MEGA SOY COP            60
Twin Vit       25        499003    TL MAXILIFE MENS PROTECTOR          60
Twin Vit       26        499004    TL MAXILIFE MULTI-CARTENE           30
Twin Vit       27        499074    TL MAXILIFE MULTICAROTENE           60
Twin Vit       28        499005    TL PHOSPHATIDYLSERINE               30
Twin Vit       29        499006    TL PHYTONUTRIENT COCKTAIL            6
Twin Vit       30        499007    TL PHYTONUTRIENT PROTECTOR          60
Twin Vit       31        498659    TL MAXILIFE PREGNENOLONE            30
Twin Vit       32        499008    TL MAXILIFE PREGNENOLONE            60
Twin Vit       33        499068    TL MAXILIFE PROSTATE PROT           30
Twin Vit       34        498653    TL MAXILIFE PROSTATE PROT-279       60
Twin Vit       35        499009    TL MAXILIFE RESUERATROL             30
Twin Vit       36        499012    TL MAXILIFE SELENOMAY CAP           30
Twin Vit       37        499013    TL MAXILIFE SELENOMAY CAP           60
Twin Vit       38        499060    TL MAXILIFE SOY COCKTAIL             1
Twin Vit       39        499061    TL MAXILIFE ST JOHNS WORT           30
Twin Vit       40        499059    TL MAXILIFE ST JOHNS WORT           60
Twin Vit       41        498213    TL METABOLIFT CAPS-741              60
Twin Vit       42        498230    TL METABOLIFT CAPS-742             120
Twin Vit       43        498601    TL CHOLINE COCKTAIL-706             15
Twin Vit       44        042311    TL HAIR FACTORS TABLETS-898         50
Twin Vit       45        498259    TL HAIR FACTOR TABLETS-899         100
Twin Vit       46        498614    TL JOINT FACTORS-919                60
Twin Vit       47        499073    TL JOINT FACTOR CPS                120
Twin Vit       48        002010    TL OCCUGARD PLUS 421                60

Retail Agreement:            GNC-RITE AID PLAN-O-GRAM          12/8/98
Exhibit C

Section     Position     Item #    Description                             Size
-------------------------------------------------------------------------------
Twin Vit       49        499069    TL OCUGUARD PLUS CPS                    120
Twin Vit       50        498258    TL SUPER C, E, & CAROTENE-930            50
Twin Vit       51        498312    TL SUPER C, E, & CAROTENE-931           100
Twin Vit       52        498310    TL ALLERGY A/D 10,000IU-125             100
Twin Vit       53        498337    TL ALLERGY A 10000 IU CP-137            100
Twin Vit       54        498225    TL CAROTENE CAPS-140                    100
Twin Vit       55        498274    TL MEGA CAROTENE-144                     60
Twin Vit       56        498288    TL B-6 CAPS 50MG-170                    100
Twin Vit       57        498235    TL B-6 100MG CAPS-171                   100
Twin Vit       58        028411    TL B-12 DOTS-174                        100
Twin Vit       59        498309    TL B-12 DOTS-175                        250
Twin Vit       60        029121    TL B-100 CAPS-178                        50
Twin Vit       61        029111    TL B-100 CAPS-179                       100
Twin Vit       62        002811    TL BIOTIN 600MCG CAPS-182               100
Twin Vit       63        498245    TL FOLIC ACID CAPS 800MCG-187           100
Twin Vit       64        002029    TL NIACIN (B3) 100MG CAPS-195           100
Twin Vit       65        498256    TL NO FLUSH NIACIN 50-223                50
Twin Vit       66        033011    TWIN PANTO ACID 250MG 0446              100
Twin Vit       67        002028    TL PANTOTHENIC ACID 500MG-205           100
Twin Vit       68        498215    TL STRESS B COMPLEX-207                 100
Twin Vit       69        499018    TL BILAYER C1000 W/CIT B                100
Twin Vit       70        499020    TL C-1000 TABS                          100
Twin Vit       71        034311    TL C-500 CAPS-238                       100
Twin Vit       72        034411    TL C-1000 CAPS-240                      100
Twin Vit       73        498415    TL E-200 CAPS DRY-289                    50
Twin Vit       74        034632    TL DRY E 200IU 290                      100
Twin Vit       75        034611    TL E-400 CAPS DRY-291                    50
Twin Vit       76        034621    TL E-400 CAPS DRY-292                   100
Twin Vit       77        002021    TL LIQUID E-295                          12
Twin Vit       78        002022    TL SUPER E COMPLEX SFTGL-296             50
Twin Vit       79        498208    TL SUPER E COMPLEX SFTGL-297            100
Twin Vit       80        498279    TL SUPER E COMPLEX 400IU-298            250
Twin Vit       81        498257    TL SUPER E SFTGL 1000IU-299              50
Twin Vit       82        498278    TL SUPER E COMPLEX 1000IU-300           100
Twin Vit       83        052711    TL COD LVR OIL EMUL MINT-333             12
Twin Vit       84        055411    TL COD LVR OIL EMUL ORNG-334             12
Twin Vit       85        002019    TL COD LIVER OIL EMUL SFT-335           100
Twin Vit       86        039511    TL ALLERDOPHILUS CAPS-368                50
Twin Vit       87        498228    TL ALLERDOPHILUS CAPS-369               100
Twin Vit       88        498273    TL SUPER ACIDOPHILUS-360                 30
Twin Vit       89        498354    TL SUPER ACIDOPHILUS-361                 60
Twin Vit       90        039611    TL SUPER ENZYME CAPS-384                 50
Twin Vit       91        498232    TL SUPER ENZYME CAPS-385                100
Twin Vit       92        040021    TL COQ10 CAPS-575                        50
Twin Vit       93        040011    TL COQ10 CAPS-576                       100
Twin Vit       94        951611    TL MEGA COQ10 CAPS-590                   50
Twin Vit       95        951621    TL MEGA COQ10 CAPS-591                  100
Twin Vit       96        499055    TL GLUCOSAMINE SULFATE CP                30
Twin Vit       97        498662    TL GLUCOSAMINE SULFATE                   60

Aloe            1        243011    NB ALOE HAIR, SKIN, NAI                 100
Aloe            2        243111    NB ALOE INNER GEL                       100
Aloe            3        485197    NB FIRST AID JELLY                        2
Aloe            4        485198    NB ASPIRALOE RUB                          4
Aloe            5        485199    NB EUCALYPTUS RUB                         4
Aloe            6        366000    NB UNFLAV JUICE                           8
Aloe            7        366001    NB ALOE UNFLAV GEL                        8
Aloe            8        365857    NB FILLET UNFLAV JUICE                   16
Aloe            9        365881    NB HF UNFLAVORED JUICE                   32
Aloe           10        365858    NB FILLET UNFLAVORED GEL                 16
Aloe           11        365856    NB FILLET UNFLAV GEL                     32
Aloe           12        365888    NB WL UNFLAVORED JUICE                   32
Aloe           13        365895    NB GEL WL UNFLAVORED                     32

Retail Agreement:           GNC-RITE AID PLAN-O-GRAM                     12/8/98
Exhibit C

Section        Position    Item #      Description                         Size
-------------------------------------------------------------------------------
Aloe           14          365885      NB WL CRANBERRY JUICE                 32
Aloe           15          365889      NB WL LEMON/LIME JUICE                32
Aloe           16          365883      NB WL WILDBERRY JUICE                 32
Aloe           17          365893      NB JUICE UNFLAVORED WL               128
Aloe           18          365855      NB WL UNFLAVORED GEL                 128
Aloe           19          366002      NB FILLET UNFLAV JUICE               128
Aloe           20          365894      NB GEL 1 GAL UNFLAVOR FILLET         128

Books 1         1          008212      PRESCRIPTION FOR NUTR HEALING          1
Books 1         2          008275      NUTRITION ALMANAC                      1
Books 1         3          008266      ENCYC OF NUTRIL SUPPLEMENTS            1
Books 1         4          008334      EARL MINDELL SUPPLMENT BIBLE           1
Books 1         5          008265      DR WHITAKERS GUIDE PAPERBACK           1
Books 1         6          008215      HERBALLY YOURS                         1
Books 1         7          008247      TODAY'S HERBAL HEALTH REV 4TH          1
Books 1         8          008210      LITTLE HERB ENCYCLOPEDIA 3RD           1
Books 1         9          008207      HEALTH HANDBOOK LARGE EDITION          1
Books 1         10         008243      VITAMIN HERB GUIDE NATURAL             1
Books 1         11         008302      HERBS FOR HEALTH BOOK                  1
Books 1         12         008330      NATURAL HORMONE REPLACEMENT            1
Books 1         13         008226      MENOPAUSAL YRS THE WISE WOMEN          1
Books 1         14         008242      WHAT YOUR DR. MAY NOT TELL YO          1
Books 1         15         008235      YEAST CONNECTION COOKBOOK              1
Books 1         16         008230      YEAST CONNECTION HANDBOOK              1
Books 1         17         008239      HORMONE REPLACEMENT THERAPY            1
Books 1         18         008273      FIT FOR LIFE FOOD COMBINING            1
Books 1         19         008222      JUICEMANS POWER OF JUICING             1
Books 1         20         008102      APPLE CIDER VINEGAR MIRACLE            1
Books 1         21         008294      FRESH VEG & FRUIT JUICE HG             1
Books 1         22         008301      CLEANSING MADE SIMPLE                  1
Books 1         23         008251      TISSUE CLEANSING THROUGH BOWE          1

Books 2         1          008206      EARL MINDELL'S VITAMIN BIBLE           1
Books 2         2          008248      NATURAL TREATMENT FOR ADD & H          1
Books 2         3          008138      RITALIN FREE KIDS                      1
Books 2         4          008304      THE ADD AND ADHD DIET BOOK             1
Books 2         5          008260      DEPRESSION & NATURAL MEDICINE          1
Books 2         6          008145      NATURAL PROZAC                         1
Books 2         7          008219      HOW TO HERB BOOK LETS REMEDY           1
Books 2         8          008205      EARL MINDELL'S HERB BIBLE              1
Books 2         9          008214      HEALING POWER OF HERB'S REV            1
Books 2         10         008303      HERBAL DEFENSE                         1
Books 2         11         008324      MIRACLE OF GARLIC                      1
Books 2         12         008252      TODAY'S HERBAL HEALTH FOR WOM          1
Books 2         13         008168      ESTROGEN ALTERNATIVE                   1
Books 2         14         008167      FIBROMYALGIA A COMPREHENSIVE           1
Books 2         15         008284      THE HOMOCYSTINE REVOLUTION             1
Books 2         16         008234      EVERYBODY'S GD TO HOMEOPATHIC          1
Books 2         17         008329      ARTHRITIS CURE PAPERBACK               1
Books 2         18         008262      DR. ATKINS NEW DIET REV POCKE          1
Books 2         19         008223      LEFT FOR DEAD HERBS FOR HEART          1
Books 2         20         008109      ANTI FAT NUTRIENTS 3RD EDITIO          1
Books 2         21         008274      40-30-30 FATBURNING                    1
Books 2         22         008255      BODY BLDG A REALISTIC APPROAC          1
Books 2         23         004022      AVR CREATINE NATURES MUSCL.         EACH
Books 2         24         090977      EAS SUPPLEMENT REVIEW BOOK             1

Challenge       1          142015      CHAL 95% PROTEIN VAN                  16
Challenge       2          145011      CHAL 95% PROTEIN VAN W/ASP            16
Challenge       3          144411      CHAL 95% PROTEIN CHOC W/ASP           16
Challenge       4          145111      CHAL 95% PROTEIN STRBY W/ASP          16
Challenge       5          145112      CHAL-PROTEIN-95 STRAW ASP             64
Challenge       6          148011      CHAL MILK&EGG PROT CHOC W/ASP         16

Retail Agreement            GNC-RITE AID PLAN-O-GRAM                     12/8/98
Exhibit C

Section     Position      Item #     Description                                Size
-------------------------------------------------------------------------------------
Challenge       7         147911     CHAL MILK&EGG PROT VAN W/ASP                  16
Challenge       8         148111     CHAL MILK&EGG PROT STRBY W/AS                 16
Challenge       9         142012     CHAL 95% PROTEIN UNSWEET VAN                   4
Challenge      10         145012     CHAL 95% PROTEIN VANILLA                       4
Challenge      11         144412     CHAL 95% PROTEIN CHOCOLATE                     4
Challenge      12         141911     CHAL BODY BUILDER PROTEIN PWD                 16
Challenge      13         653955     CHAL SOY SOLU CHOC                           566
Challenge      14         653965     CHAL SOY NO ASP VANILLA                      555
Challenge      15         653950     CHAL SOY SOLUTION                             16
Challenge      16         654060     CHAL CREATINE POWDER 150                     150
Challenge      17         654065     CHAL CREATINE POWDER 300                     300
Challenge      18         822311     CHAL CREATINE CHEWABLE                       100
Challenge      19         822211     CHAL CREATINE                                500
Challenge      20         654020     CHAL CREATINE FRUIT PUNCH                    640
Challenge      21         654025     CHAL-CREATINE-LEMONADE                       495
Challenge      22         823111     CHAL-CLA-500MG                               120
Challenge      23         821711     CHAL PYRUVATE 500MG                           90
Challenge      24         821911     CHAL ANABOLISM                                60
Challenge      25         654041     CHAL-TRANS NEURO                             455
Challenge      26         962611     CHAL FREEFORM AMINO ACID REFR                100
Challenge      27         962621     CHAL FREEFORM AMINO ACID REFM                150
Challenge      28         821411     CA AMINO 1875                                120
Challenge      29         821011     CH AMINO 2000                                180
Challenge      30         335011     CH AMINO 3000                                180
Challenge      31         334831     CHAL TR AMINO 4800                            60
Challenge      32         334841     CHAL TR AMINO 4800                           120
Challenge      33         171912     CHALL LIQUID PROTEIN                          32
Challenge      34         030111     CHAL L-ARGININE                               50
Challenge      35         823511     CHAL GLUTAMINE                                90
Challenge      36         822011     CHAL CHROMIUM PIC                            500
Challenge      37         822111     CHAL VANADYL SULFATE                         500
Challenge      38         762512     PRO PERF-40-30-30 VANILLA                    504
Challenge      39         762515     PRO PERF 40-30-30-CHOCOLATE                  504
Challenge      40         762812     PRO PERF 50-30-15-VANILLA                    504
Challenge      41         762815     PRO PERF 55-30-15 CHOCOLATE                  504
Challenge      42         762212     PRO PERF 60-40 VANILLA                       504
Challenge      43         762912     PRO PERF 70-20-10 VANILLA                    504

EAS             1         090919     EAS PHOSPHAGEN HP FRT PNCH                    32
EAS             2         090935     EAS PHOSPHAGEN HP FRT PNCH                     4
EAS             3         090944     EAS PHOSPHAGEN HP GRAPE                       32
EAS             4         090968     EAS PHOSPHAGEN HP GRAPE 42 SE                  4
EAS             5         090945     EAS PHOSPHAGEN HP LEMON LIME                  32
EAS             6         090969     EAS PHOSPHAGEN HP LEM LIME 42                  4
EAS             7         090911     EAS PHOSPHAGEN-100 GRAM                      100
EAS             8         090912     EAS PHOSPHAGEN-210 GRAM                      210
EAS             9         090915     EAS PHOSPHAGEN-325 GRAM                      325
EAS            10         090964     EAS PHOSPHAGEN 510GRAMS                      510
EAS            11         090963     EAS PHOSPHAGEN 1000GRAMS                    1000
EAS            12         090949     EAS BETAGEN                                    7
EAS            13         090948     EAS BETAGEN                                   21
EAS            14         090999     EAS NEURO GAIN TABS                          120
EAS            15         090991     EAS NEURO GAIN                                14
EAS            16         090981     EAS STRUCTURE EFA                            120
EAS            17         090979     EAS-HMB                                      120
EAS            18         090980     EAS HMB                                      360
EAS            19         090923     EAS CLA                                       90
EAS            20         090951     EAS CYTOVOL                                  225
EAS            21         090914     EAS GKG - 120 CAPS                           120
EAS            22         090913     EAS V2G - 180 CAPS                           180
EAS            23         090961     EAS PHOSPHAGAN II CHOCOLATE                    3
EAS            24         090960     EAS PHOSPHGAIN II VANILLA                      3
EAS            25         090972     EAS PHOSPHAGAIN II STRAWBY                     3

Retail Agreement:           GNC-RITE AID PLAN-O-GRAM                     12/8/98
Exhibit C

Section        Position   Item #  Description                       Size
------------------------------------------------------------------------
EAS               26      091001  EAS PRECISION PROTEIN CHOC.        908
EAS               27      091002  EAS PRECISION PROTEIN VAN          908
EAS               28      090956  EAS MYOPLEX PLUS DEL CHOC           20
EAS               29      090958  EAS MYOPLEX PLUS DELUXE VAN         20
EAS               30      090978  EAS MYOPLEX PLUS DULUXE STRAW       20

Ginseng            1      436211  GG KOREAN GINSENG                   90
Ginseng            2      436221  GG KOREAN GINSENG                  180
Ginseng            3      436111  GG GINSENG & ROYAL JELLY            90
Ginseng            4      436121  GG GINSENG & ROYAL JELLY           180
Ginseng            5      492824  GG KOREAN GINSENG TEA BAGS 20       20
Ginseng            6      492825  GG KOREAN GINSENG TEA BAGS 50       50
Ginseng            7      437311  GG TRIPLE GINSENG                   90
Ginseng            8      437321  GG TRIPLE GINSENG                  180
Ginseng            9      436911  GG TRIPLE GINSENG                   90
Ginseng           10      436921  GG TRIPLE GINSENG                  180
Ginseng           11      437611  GG TRIPLE GINSENG                   90
Ginseng           12      437621  GG TRIPLE GINSENG                  180
Ginseng           13      437211  GG SIBERIAN GINSENG                 30
Ginseng           14      437011  GG SIBERIAN GINSENG                 90
Ginseng           15      437021  GG SIBERIAN GINSENG                180
Ginseng           16      437111  GG SIBERIAN GINSENG & BEE POL       90
Ginseng           17      436611  GG AMERICAN GINSENG                 90
Ginseng           18      437411  GG MEN'S GINSENG                    90
Ginseng           19      492823  GG GINSENG GUM                      10
Ginseng           20      436811  GG RED PANAX GINSENG                90
Ginseng           21      217601  GG PANAX GINSENG 10                 10
Ginseng           22      217602  GG PANAX GINSENG 30                 30
Ginseng           23      492827  GG GINSENG DRINK W/ROOT              4
Ginseng           24      492826  GG GINSENG DRINK NO/ROOT             4
Ginseng           25      492820  GG CHINA GNSNG R JEL B POL 10       10
Ginseng           26      492821  GG CHINA GNSNG R JEL B POL 30       30
Ginseng           27      465611  HP GINSAGEL                         30
Ginseng           28      492801  POP AMER GINSENG                     4
Ginseng           29      410021  PHAR GINSANA                        30
Ginseng           30      410022  PHAR GINSANA                        60
Ginseng           31      410024  PHAR GINSANA                        40
Ginseng           32      715072  NMAX GINSAMAX 30                    30
Ginseng           33      053567  AL GINSENG POWER MAX AMPULES        10
Ginseng           34      053542  AL GINSENG POWER MAX-333-00        100
Ginseng           35      053540  AL GINSENG POWER MAX                50
Ginseng           36      023951  AFF KOREAN GINSENG RYL JLY           1
Ginseng           37      492836  POP KOREAN GINSENG EXT ROOT          8
Ginseng           38      888831  BO GINERGY                          30
Ginseng           39      217345  WISCONSIN GINSENG                   60
Ginseng           40      777828  AMF 12 GINSENGS                     90
Ginseng           41      492837  POP KOREAN GINSENG INST TEA         10
Ginseng           42      492840  POP KOREAN GINSENG EXTRACT           1

Green Foods        1      088821  KYOL YST-FREE GARLIC-10032         200
Green Foods        2      089311  KYOL YST-FR GARLIC CPS-100-41      100
Green Foods        3      089321  KYOL YST-FR GRLC CP-100-42         200
Green Foods        4      088611  KYOL GARLIC CPS-10141              100
Green Foods        5      088621  KYOL GARLIC CPS-10142              200
Green Foods        6      088511  KYOL RESERVE 60 CPS 200-41          60
Green Foods        7      089151  KYOL LIQ EXTRACT 100-20              2
Green Foods        8      030417  PHX-CHOLESTIN                      120
Green Foods        9      090841  ENZ GARLINASE 4000                  30
Green Foods       10      410211  CHAT GINSANA GARLIQUE 30            30
Green Foods       11      459022  NW GARLICIN-6791                    30
Green Foods       12      427211  NB EFFECT                           30
Green Foods       13      030711  NAT BR COATED TRIPLE GARLIC        100
Green Foods       14      030721  NAT BR COATED TRIPLE GARLIC        200

Retail Agreement:             GNC-RITE AID PLAN-O-GRAM                   12/8/98
Exhibit C

Section      Position       Item #         Description                     Size
--------------------------------------------------------------------------------
Green Foods    15           031311         NAT BR GARLIC TRIPLE TBS         100
Green Foods    16           031321         NB TRIPLE GARLIC 200             200
Green Foods    17           355911         GP CS (CARDIOVASCULAR)            30
Green Foods    18           129511         GP CHL (CHOLESTEROL)              30
Green Foods    19           709911         NB GRAPE SEED                     60
Green Foods    20           709611         NB GENISTEIN PLUS                 60
Green Foods    21           710711         NB CAROT COMPLEX                  90
Green Foods    22           712011         NB LUTEIN-NEW                     90
Green Foods    23           709511         NB WINE&GREEN TEA POLYPHEN        60
Green Foods    24           710811         NB-ISOFLAVUNES                    90
Green Foods    25           712611         NB LYCOPENE PLUS                  30
Green Foods    26           711911         NB-LYCOPENE-NEW                   90
Green Foods    27           711811         NB POLYPHENOLS                    90
Green Foods    28           710111         NB CURCUMINOIDS                   90
Green Foods    29           709711         NB INDIAN CELERY SEED EXT         60
Green Foods    30           434411         NB FRUIT POLYPHENOLS              60
Green Foods    31           434211         NB MULTI-FRUIT                    60
Green Foods    32           468711         HP GRAPE SEED EXTRACT             30
Green Foods    33           426111         NB BLUE GREEN ALGAE               90
Green Foods    34           429111         NB CHLORELLA                     180
Green Foods    35           426211         NB SHATTERED CELL WALL CHOREL     90
Green Foods    36           429611         NB BARLEY GRASS                   90
Green Foods    37           426311         NB BARLEY GRASS                   90
Green Foods    38           003921         NAT BR KELP TABS                 500
Green Foods    39           005811         NB TRIPLE ALFALFA                100
Green Foods    40           005211         NAT BR ALFALFA TABS              500
Green Foods    41           427411         NB HYDRILLA                      210
Green Foods    42           420711         NB WHEATGRASS CAPSULE             60
Green Foods    43           434111         NB MULTI-VEGETABLE                60
Green Foods    44           000811         NAT BR GREEN EARTH FOOD          180
Green Foods    45           049750         NB GREEN EARTH FOOD POWERS        16
Green Foods    46           365846         NB APPLE CIDER VINEGAR            16
Green Foods    47           917521         ER SPIRULINA                     100
Green Foods    48           399525         WM SUPER JUICE                    60
Green Foods    49           089141         KYOL KYO-GREEN-700-55              3
Green Foods    50           714914         GF VEGGIE MAGMA                    5
Green Foods    51           714911         GFC GREEN MAGMA 5.3                5
Green Foods    52           714910         GFC GREEN MAGMA                    3
Green Foods    53           714913         GFC GREEN MAGMA PLUS               5
Green Foods    54           428011         NAT BR BEE PROPOLIS 250MG SG     100
Green Foods    55           423211         BEE POLLEN CPS GNC               100
Green Foods    56           081811         NAT BR BEE POLLEN 500MG TBS      100
Green Foods    57           081821         NAT BR BEE POLLEN 500MG TBS      250
Green Foods    58           088211         NAT BR BEE POLLEN 1000MG          90
Green Foods    59           079121         NAT BR BEE POLLEN GRANULES        10
Green Foods    60           081925         HFS BEE POLLEN FROM ENGLAND       90
Green Foods    61           548600         MN BEE POLLEN & GINSENG           90
Green Foods    62           003411         NB ROYAL JELLY 500MG              90
Green Foods    63           078021         PO ROYAL JELLY 500MG              30
Green Foods    64           078511         PO ROYAL JELLY-LQ 14000IU         11
Green Foods    65           078111         PO ROYAL JELLY LQ                 11
Green Foods    66           422511         NAT BR DONG QUAI & ROYAL JELL     60
Green Foods    67           168400         DMS FIBROMALIC                   180
Green Foods    68           548618         MN GRAPE SEED EXTRACT             60
Green Foods    69           548626         MG GINKGO BILOBA EXTRACT          60
Green Foods    70           576211         BN GINKGO BILOBA                  60
Green Foods    71           544183         NAT ACTIVIN                       60
Green Foods    72           076557         SLRY CRAN ACTIN-840               60
Green Foods    73           267703         KWAI HIGH POTENCY GARLIC 60TB     60
Green Foods    74           267704         KWAI HIGH POTENCY GARLIC 12OT    120
Green Foods    75           292111         DH CRANBERRY CONCENTRATE          16
Green Foods    76           292112         DH BLACK CHERRY CONCENTRATE       16
Green Foods    77           074235         FB COLON GREEN CAPS              150

Retail Agreement:             GNC-RITE AID PLAN-O-GRAM                   12/8/98
Exhibit C

Section        Position    Item #      Description                         Size
-------------------------------------------------------------------------------
Green Foods        78          074240      FB COLON GREEN POWDER             10

Herbal Plus 1       1          406511      HP BILBERRY                       30
Herbal Plus 1       2          406521      HP BILBERRY                       60
Herbal Plus 1       3          406311      HP CAT'S CLAW                     30
Herbal Plus 1       4          406321      HP CAT'S CLAW                     60
Herbal Plus 1       5          406111      HP CAYENNE                        30
Herbal Plus 1       6          406121      HP CAYENNE                        60
Herbal Plus 1       7          406011      HP CHAMOMILE                      30
Herbal Plus 1       8          411611      HP CRANBERRY                      30
Herbal Plus 1       9          408611      HP DAMIANA                        30
Herbal Plus 1      10          410811      HP DEVILS CLAW                    30
Herbal Plus 1      11          405611      HP DONG QUAI                      30
Herbal Plus 1      12          405621      HP DONG QUAI                      60
Herbal Plus 1      13          407711      HP ECHINACEA/ROOT                 30
Herbal Plus 1      14          407712      HP ECHINACEA                      60
Herbal Plus 1      15          411511      HP ECHINA/GOLD                    30
Herbal Plus 1      16          411521      HP EXHINACEA/GOLD                 60
Herbal Plus 1      17          407311      HP FEVERFEW                       30
Herbal Plus 1      18          412511      HP GARLIC                         30

Herbal Plus 2       1          410711      HP GARLIC/HAWTHORNE               30
Herbal Plus 2       2          405811      HP GARLIC/CAYENNE                 30
Herbal Plus 2       3          407811      HP GINGER                         30
Herbal Plus 2       4          407411      HP GOLDENSEAL RT                  30
Herbal Plus 2       5          407412      HP GOLDENSEAL 60'S                60
Herbal Plus 2       6          407011      HP CAYENNE/GOLDENSEAL             30
Herbal Plus 2       7          406411      HP GOTU KOLA                      30
Herbal Plus 2       8          407911      HP GUARANA                        30
Herbal Plus 2       9          409711      HP LICORICE                       30
Herbal Plus 2      10          409311      HP PAU D'ARCO                     30
Herbal Plus 2      11          408011      HP MULTI-GINSENG                  30
Herbal Plus 2      12          408012      HP MULTI-GINS                     60
Herbal Plus 2      13          410911      HP MULTIGIN/DAM                   30
Herbal Plus 2      14          412111      HP MLTIGIN/GOTV                   30
Herbal Plus 2      15          408111      HP MLTIGIN/SAW                    30
Herbal Plus 2      16          407211      HP PYGEUM                         30
Herbal Plus 2      17          405511      HP SAW PALMETTO                   30
Herbal Plus 2      18          405512      HP SAW PALMETTO                   60
Herbal Plus 2      19          405711      HP SAW PALMETTO                   30
Herbal Plus 2      20          408211      HP SIBERIAN GINSENG               30
Herbal Plus 2      21          408711      HP ST JOHNS WORT                  30
Herbal Plus 2      22          408721      HERBAL PLUS ST JOHNS WORT         60
Herbal Plus 2      23          412011      HP VAL/PASSION                    30
Herbal Plus 2      24          407511      HP VALERIAN                       30
Herbal Plus 2      25          407512      HP VALERIAN                       60
Herbal Plus 2      26          408511      HP YUCCA                          30
Herbal Plus 2      27          523268      NAP ASTRAGALUS                     1
Herbal Plus 2      28          523265      NAP BLACK COHOSH LIQUID            1
Herbal Plus 2      29          523263      NAP HAWTHORNE LIQUID               1
Herbal Plus 2      30          523266      NAP ST JOHNS WORT LIQUID           1
Herbal Plus 2      31          523264      NAP VALERIAN ROOT LIQUID           1
Herbal Plus 2      32          523267      NAP WILD YAM LIQUID                1
Herbal Plus 2      33          523259      NAP CRAN RELIEF CRANBRY LIQ        4
Herbal Plus 2      34          523260      NAP HERBAL DEFENSE ECHIN LIQ       4
Herbal Plus 2      35          523258      NAP HERBAL ENRGY GINSNG LIQ        4
Herbal Plus 2      36          523257      NAP HERB RELAX KAVA KAVA LIQ       4
Herbal Plus 2      37          523255      NAP MILK THISTLE LIQ               4
Herbal Plus 2      38          523256      NAP HERBAL PROSTA SURE LIQ         4

Herbal Plus 3       1          456611      HP FIN ALFALFA                   100
Herbal Plus 3       2          466411      HP FIN ASHWAGANDHA                90
Herbal Plus 3       3          456511      HP FIN BILBERRY                  100



Retail Agreement:           GNC-RITE AID PLAN-O-GRAM                     12/8/98
Exhibit C

Section              Position    Item #     Description                         Size
------------------------------------------------------------------------------------
Herbal Plus 3            4       430111     HP FIN BLACK COHOSH                  100
Herbal Plus 3            5       466511     HP FIN BOSWELLIA                      90
Herbal Plus 3            6       467811     HP FIN CATS CLAW                     100
Herbal Plus 3            7       455911     HP FIN DONG QUAI                     100
Herbal Plus 3            8       455211     HP FIN SAW PALMETTO                  100
Herbal Plus 3            9       456911     HP FIN CAYENNE                       100
Herbal Plus 3           10       466911     HP FIN CENTELLIN                      90
Herbal Plus 3           11       456411     HP FIN CHLOROPHYL                    100
Herbal Plus 3           12       466811     HP FIN CITRIN                         90
Herbal Plus 3           13       455711     HP FIN CRANBERRY FRUIT               100
Herbal Plus 3           14       468211     HP FIN CURCUMINOIDS                   90
Herbal Plus 3           15       457811     HP FIN DANDELION ROOT                100
Herbal Plus 3           16       455911     HP FIN DONG QUAI                     100
Herbal Plus 3           17       430011     HP FIN DEVILS CLAW                    90
Herbal Plus 3           18       414211     NFIN ECHINACEA PURPUREA               90
Herbal Plus 3           19       457711     HP FIN ECHINACEA                     100
Herbal Plus 3           20       457721     HP FING ECHINACA VALUE SIZE          200
Herbal Plus 3           21       468011     HP FIN ECHINA/GOLDENSEAL             100
Herbal Plus 3           22       468021     HP FING GOLDENSEAL/ECHINACA          200
Herbal Plus 3           23       467711     HP FIN EYEBRIGHT                     100
Herbal Plus 3           24       457111     HP FIN FEVERFEW                      100
Herbal Plus 3           25       467111     HP FIN FO-TI                         100
Herbal Plus 3           26       456111     HP FIN GARCINIA CAMBOGIA             100
Herbal Plus 3           27       030711     NAT BR COATED TRIPLE GARLIC          100
Herbal Plus 3           28       030721     NAT BR COATED TRIPLE GARLIC          200
Herbal Plus 3           29       031311     NAT BR GARLIC TRIPLE TBS             100
Herbal Plus 3           30       031321     NB TRIPLE GARLIC 200                 200
Herbal Plus 3           31       045111     NB TRIPLE GARLIC PLUS                 60
Herbal Plus 3           32       045121     NB TRIPLE GARLIC PLUS                120
Herbal Plus 3           33       490215     ULTIMATE GARLIC-BLST901394            30
Herbal Plus 3           34       490216     ULTIMATE GARLIC-901393                60
Herbal Plus 3           36       036621     NAT BR GARLIC ODORLESS               200
Herbal Plus 3           37       056211     NAT BR GARLIC-PARSLEY CAPS           100
Herbal Plus 3           38       005311     NAT BR GARLIC-PARSLEY TBS            250
Herbal Plus 3           39       036711     NAT BR GARLIC POTENT 1500MG          100
Herbal Plus 3           40       036811     NAT BR GARLIC SUPER CAPS             100

Herbal Plus 4            1       455611     HP FIN GINKGO BILOBA                 100
Herbal Plus 4            2       455621     HP FING GINKGO BILOBA VALUE SIZ      200
Herbal Plus 4            3       425311     NAT BR GINKGO BILOBA 50 MG           120
Herbal Plus 4            4       425321     NAT BR GINKGO BILOBA-240             240
Herbal Plus 4            5       421511     NB GINKGO BILOBA PLUS                120
Herbal Plus 4            6       421521     NB GINKGO BILOBA PLUS                240
Herbal Plus 4            7       455311     HP FIN KAVA KAVA                     100
Herbal Plus 4            8       455511     HP FIN ST JOHNS WORT                 100
Herbal Plus 4            9       459611     HP FIN GINGER                        100
Herbal Plus 4           10       456711     HP FIN GOLDENSEAL HERB               100
Herbal Plus 4           11       457611     HP FIN GOLDENSEAL ROOT               100
Herbal Plus 4           12       466211     HP FIN 688 MG GOLDENSEAL             100
Herbal Plus 4           13       457011     HP FIN GOTU KOLA                     100
Herbal Plus 4           14       446011     HP FIN GUARANA                       100
Herbal Plus 4           15       466311     HP FIN GUGULIPID                      90
Herbal Plus 4           16       466711     HP FIN GYMNESYL                       60
Herbal Plus 4           17       450511     HP FIN HAWTHORNE                     100
Herbal Plus 4           18       456011     HP FIN HORSETAIL RUSH HERB           100
Herbal Plus 4           19       455311     HP FIN KAVA KAVA                     100
Herbal Plus 4           20       455321     HP FIN KAVA KAVA VALUE SIZE          200
Herbal Plus 4           21       457511     HP FIN KELP                          100
Herbal Plus 4           22       456211     HP FIN KUDZU ROOT                    100
Herbal Plus 4           23       455411     HP FIN LICORICE                      100
Herbal Plus 4           24       456311     HP FIN MILK THISTLE                  100
Herbal Plus 4           25       440511     HP FIN MIATAKE MUSHROOM              100
Herbal Plus 4           26       441011     NFING REISHMUSHROOM                  100

Retail Agreement:             GNC-RITE AID PLAN-O-GRAM                   12/8/98
Exhibit C

Section             Position      Item #   Description                                  Size
--------------------------------------------------------------------------------------------
Herbal Plus 4         27          441311    NFING SHITAKE MUSHROOM                       100
Herbal Plus 4         28          468111    HP FIN NETTLE                                100
Herbal Plus 4         29          466111    HP FIN PICROLIV                               90
Herbal Plus 4         30          451411    HP FIN PSYLLIUM SEED                         100
Herbal Plus 4         31          457311    HP FIN PYGEUM                                100
Herbal Plus 4         32          455211    HP FIN SAW PALMETTO                          100
Herbal Plus 4         33          455221    HP FIN SAW PALMETTO VALUE SIZE               200
Herbal Plus 4         34          456811    HP FIN SPIRULINA                             100
Herbal Plus 4         35          447311    HP FIN SUMA                                  100
Herbal Plus 4         36          457211    HP FIN WILD YAM ROOT                         100
Herbal Plus 4         37          457411    HP FIN VALERIAN ROOT                         100
Herbal Plus 4         38          467011    HP FIN VITEX                                 100
Herbal Plus 4         39          459311    HP FIN YUCCA STALK                           100
Herbal Plus 4         40          450411    HP FIN ST JOHNS WORT TABLETS                  60
Herbal Plus 4         41          450431    HP FIN ST JOHNS WORT TABLETS                 120
Herbal Plus 4         42          455511    HP FIN ST JOHNS WORT                         100
Herbal Plus 4         43          455521    HP FING ST JOHNS WORT VALUE SIZ              200

Lifestyle              1          786516    HPF LLC HERBAL PF STAGE 2                     60
Lifestyle              2          786514    HPF LLC HERBAL PF                             60
Lifestyle              3          270753    TRIMEDICA 5HTP #235                           60
Lifestyle              4          585940    SN DIET-PHEN                                  45
Lifestyle              5          496360    SCH PHENCAL 120 (12783)                      120
Lifestyle              6          000635    IRW NAT PHEN-SAFE                             90
Lifestyle              7          773112    TL DIET FUEL 60-322                           60
Lifestyle              8          773113    TL DIET FUEL 120-323                         120
Lifestyle              9          522050    TL NO EPH METABOLIFT 661                      60
Lifestyle             10          522051    TL NO EPH METABOLIFT 662                     120
Lifestyle             11          030998    CT XENADRINE REA-1                           120
Lifestyle             12          023809    SS THERMOGENICS PLUS                          60
Lifestyle             13          041410    ARP-ULTRA CHROMA W/BIOTROL                    90
Lifestyle             14          041400    ARP-ULTRA C.S. PYRUVATE MEN                   90
Lifestyle             15          041271    ARP CHROMA SLIM 28-DAY KIT                    28
Lifestyle             16          041211    ARP CHROMA SLIM PLUS-RL20412                 120
Lifestyle             17          041210    ARP CHROMA SLIM PLUS-RL20400                  60
Lifestyle             18          041380    ARP CHROMA SLIM BIOZAN-C                      60
Lifestyle             19          041208    ARP CHROMA SLIM PYRUVATE                      60
Lifestyle             20          041261    ARP ULTRA CHROMA SLIM                         60
Lifestyle             21          041440    ARP-ULTRA C.S. THERMOGENIC                    90
Lifestyle             22          041217    ARP CHROMA SLIM-MEN                          120
Lifestyle             23          041216    ARP CHROMA SLIM-MEN                           60
Lifestyle             24          041430    ARP-CHROMA SLIM CLA-4000                      60
Lifestyle             25          041224    ARP ULTRA CITRA LEAN                          60
Lifestyle             26          715006    NMAX SUPER DIET MAX                           60
Lifestyle             27          715007    NMAX SUPER DIET MAX                           90
Lifestyle             28          715009    NMAX SUPER DIET MAX                          180
Lifestyle             29          715090    NMAX SUPER DIET MAX FOR MEN                   90
Lifestyle             30          715201    NMAX DIET MAX CHITOSAN 250MG                 240
Lifestyle             31          715210    NMAX-THIN-THIN                                30
Lifestyle             32          433061    PEP DIET PEP REF                              60
Lifestyle             33          433104    PEP ULTRA DIET PEP REF                        60
Lifestyle             34          433105    PEP ULTRA DIET PEP                           120
Lifestyle             35          433069    PEP NO EPH ULTRA DIET 2000                    60
Lifestyle             36          000616    IRW NAT SYSTEM SIX-MEN                        60
Lifestyle             37          000618    IRW NAT SYSTEM SIX                            60
Lifestyle             38          000619    IRW NAT SYSTEM SIX                           120
Lifestyle             39          532117    BODY PYRUVABURN DAYTIME 9024                  60
Lifestyle             40          532119    BODY PYRUVABURN PM 9025                       60
Lifestyle             41          532125    BODY THERMOPHEN 120 9039                     120
Lifestyle             42          023809    SS THERMOGENICS PLUS                          60
Lifestyle             43          023807    SS METABOLICS PLUS PANCREATIC                 60
Lifestyle             44          023808    SS LIPOLYTICS PLUS VASCULAR                   60
Lifestyle             45          400711    ONAT FAT FIGHTER                             120

Retail Agreement:           GNC-RITE AID PLAN-O-GRAM                     12/8/98
Exhibit C

Section     Position      Item #     Description                                Size
-------------------------------------------------------------------------------------
Lifestyle      46         399512     DW THERMO MAX                                 90
Lifestyle      47         399514     DW ZERO FAT                                   90
Lifestyle      48         399508     WM DW LIPOSTAT FAT BINDER                     90
Lifestyle      49         399513     DW CLEANSING DIET 7-DAY                        7
Lifestyle      50         053509     AL CHROMA BURN                                60
Lifestyle      51         053557     AL SUPER FAT BURNER THERMO                    40
Lifestyle      52         053558     AL SUPER FAT BURNER LIPO                      40
Lifestyle      53         053539     AL SUPER FAT BURNER &BROMELAI                 60
Lifestyle      54         053537     AL FAT BURNER                                120
Lifestyle      55         053578     AL ULTRA FAT BURNER                           60
Lifestyle      56         053559     AL SUPER FIT BURNER                           60
Lifestyle      57         053560     AL SUPER FIT BURNERS                         120
Lifestyle      58         053576     AL TONA LEAN                                  60
Lifestyle      59         317911     GNN GUARANA DIET                              90
Lifestyle      60         544185     NAT TONALIN 1000-CLA                          60
Lifestyle      61         544159     NAT CITRIMAX + W/CHRMATE-130                  90
Lifestyle      62         320621     CC BAHAMIAN DIET                              19

Nat Herb        1         465711     HP ECHINAGEL                                  30
Nat Herb        2         465511     HP PARTHENOGEL                                30
Nat Herb        3         461611     HP GINKGOGEL                                  30
Nat Herb        4         465611     HP GINSAGEL                                   30
Nat Herb        5         468311     HP HYDRASTAGEL                                30
Nat Herb        6         468811     HP KAVAGEL                                    30
Nat Herb        7         465911     HP PALMETTOGEL                                30
Nat Herb        8         468411     HP THISTLEGEL                                 30
Nat Herb        9         467511     HP ST JOHNS WORT                              30
Nat Herb       10         465811     HP VALEREGEL                                  30
Nat Herb       11         254615     NH ECHIN ANGUSTIFOLIA-309                    100
Nat Herb       12         254582     NH ORG ECHINACEA ROOT-325                    100
Nat Herb       13         254547     NH ECHIN POWER-1166                           60
Nat Herb       14         257397     NH ECHINACEA/VITAMIN C-114                   100
Nat Herb       15         254529     NH ECHINACEA GOLDNSL CMBO-115                100
Nat Herb       16         257398     NH ECHINACEA PWR (SUPER)-1130                 60
Nat Herb       17         254690     NH ECHN-GOLDNSL SUPER-7115                   250
Nat Herb       18         257396     NH ECHINACEA/GLDNSL PWR-1131                  60
Nat Herb       19         257421     NH ELDRBRY ECHIN GLDNSL 116                  100
Nat Herb       20         257416     NH ELDERBERRY FLOWERS-313                    100
Nat Herb       21         254127     NH KAVA KAVA ROOT 264                        100
Nat Herb       22         257422     NH KAVA KAVA PWR 1161                         30
Nat Herb       23         254592     NH GINGER ROOT-245                           100
Nat Herb       24         257359     NH GINKGO PHYTOSOME-41385                     60
Nat Herb       25         254620     NH GINKGO POWER ECON-51385                    50
Nat Herb       26         257341     NH GINKGO POWER SUPER-71385                  150
Nat Herb       27         254899     NH GINSENG, SIBERIAN-250                      50
Nat Herb       28         254625     NH GINSENG SARSAPARILLA-127                  100
Nat Herb       29         254596     NH GOLDNSL HERB-255                          100
Nat Herb       30         254594     NH GOLDNSL ROOT-257                           50
Nat Herb       31         254595     NH GOLDNSL ROOT-256                          100
Nat Herb       32         257331     NH GLDNSEAL ROOT EXT-2329                      2
Nat Herb       33         257416     NH NETTLE POWER-1176                          30
Nat Herb       34         254687     NH PYGEUM POWER-1261                          60
Nat Herb       35         254803     NH SAW PALMETTO-276                          100
Nat Herb       36         257391     NH SAW PALMETTO 250-7276                     250
Nat Herb       37         254124     NH SAW PALMETTO PWR 320                       30
Nat Herb       38         254585     NH SILICA POWER-1273                          60
Nat Herb       39         254120     NH ST JOHN'S POWER 3%                         90
Nat Herb       40         254125     NH ST JOHN'S PWR .3%                         180
Nat Herb       41         254586     NH STRESS RELEASE-1270                        60
Nat Herb       42         254603     NH VALERIAN ROOT-289                         100
Nat Herb       43         257401     NH CAT'S CLAW-227                             50
Nat Herb       44         254696     NH CAYENNE SUPER-7222                        250
Nat Herb       45         254697     NH CHARCOAL-234                              100


                                                                                   23


Retail Agreement:           GNC-RITE AID PLAN-O-GRAM                     12/8/98
Exhibit C

Section        Position   Item #  Description                        Size
-------------------------------------------------------------------------
Nat Herb          46      257393  NH CHLORELLA BETTER-310             100
Nat Herb          47      257399  NH CRANBERRY FRUIT-228              100
Nat Herb          48      254577  NH CRNBRY EXT-230                   100
Nat Herb          49      254578  NH DAMIANA-240                      100
Nat Herb          50      254694  NH ALOE VERA INNER LEAF-204         100
Nat Herb          51      254536  NH BILBERRY POWER-1155               60
Nat Herb          52      254537  NH BRONCEASE-1105                    60
Nat Herb          53      254573  NH CASCARA SAGRADA-226              100
Nat Herb          54      257301  NH HAWTHORN FLWR, LEAVE-261         100
Nat Herb          55      254627  NH EYEBRIGHT-308                    100
Nat Herb          56      254583  NH FEVERFEW-246                     100
Nat Herb          57      254568  NH MILK THISTLE POWER-1260           50

Nat Way            1      267705  LP KIRA                              45
Nat Way            2      410618  CHAT HARMONEX 30 CAPS                30
Nat Way            3      777822  AMF BLACK COHOSH                     60
Nat Way            4      544182  NAT KAVATROL                         30
Nat Way            5      090839  ENZ THRPY REMIFEMIN                 120
Nat Way            6      777821  AMF ESTROVEN                         30
Nat Way            7      023860  NOVOGEN PROMENSIL                    30
Nat Way            8      820012  BO ORG ECHINAGOLD                     2
Nat Way            9      891215  BO ECHINACEA                          1
Nat Way           10      885183  BO KAVA KAVA LIQUID                   1
Nat Way           11      403511  NW ECHINACEA-12400                  100
Nat Way           12      402032  NW ECHINACEA-12408                  180
Nat Way           13      402048  NW ECHINACEA RT CMPLX-17350         100
Nat Way           14      706917  NW ECHINACEA/ESTER C-417            100
Nat Way           15      403521  NW ECHINACEA COMBO-415              100
Nat Way           16      706957  NW ECHINACEA STDIZED                 60
Nat Way           17      706923  NW ECHINAGUARD-3520                   2
Nat Way           18      706922  NW ECHINAGUARD-3530                   3
Nat Way           19      490218  NW GINKGOLD 60MG 50'S-6725           50
Nat Way           20      490219  NW GINKGOLD 60MG 100'S-6735         100
Nat Way           21      706947  NW GINKO BILOBA STDIZED              60
Nat Way           22      706929  NW-NOURMINS 60'S                     60
Nat Way           23      706951  NW KAVA STDIZED                      60
Nat Way           24      706955  NW KAVA KAVA EXTRACT                  2
Nat Way           25      706925  NW-ST JOHN'S WORT                   100
Nat Way           26      706943  NW ST JOHNS WORT 63000               90
Nat Way           27      706954  NW ST JOHN'S WORT EXTRACT             2
Nat Way           28      705711  NW GINGER ROOT-13100                100
Nat Way           29      402034  NW GINGER ROOT-13108                180
Nat Way           30      402035  NW SIBERIAN GINSENG-13508           180
Nat Way           31      402045  NW GOLDEN SEAL ROOT-13900            50
Nat Way           32      404511  NW GOLDEN SEAL ROOT-13800           100
Nat Way           33      404411  NW GOLDEN SEAL HERB-13700           100
Nat Way           34      402036  NW GOLDEN SEAL HERB-13708           180
Nat Way           35      452411  NW NETTLE-15150                     100
Nat Way           36      706952  NW MILK THISTLE STDIZED              60
Nat Way           37      706949  NW PYGEUM STDIZED                    60
Nat Way           38      706945  NW PROSTACTIVE SAW PALMET            30
Nat Way           39      706953  NW SAW PALMETTO STDIZED              60
Nat Way           40      490213  NW SAW PALMETTO BERRIES-16758       180
Nat Way           41      468511  NW ALFALFA LEAVE-10100              100
Nat Way           42      454511  NW ALEOLAX-900                      100
Nat Way           43      454811  NW ASTRAGALUS RT-10180              100
Nat Way           44      704711  NW BARLEY GRASS-10250               100
Nat Way           45      706946  NW BILBERRY STANDARDIZED             90
Nat Way           46      402011  NW BLK COHOSH RT-10500              100
Nat Way           47      704811  NW BUTCHERS BROOM-11250             100
Nat Way           48      402030  NW CASCARA SAGRADA-11308            180
Nat Way           49      460211  NW CAYENNE PEPPER-11500             100
Nat Way           50      408811  NW CHARCOAL 280MG-2070              100

Retail Agreement:        GNC-RITE AID PLAN-O-GRAM                        12/8/98
Exhibit C

Section             Position     Item #     Description                     Size
--------------------------------------------------------------------------------
Nat Way             51           402911    NW CHICKWEED HERB-11800          100
Nat Way             52           449511    NW CRANBERRY-12150               100
Nat Way             53           706956    NW CRANBERRY STDIZED             100
Nat Way             54           403211    NW DAMIANA LEAVES-12200          100
Nat Way             55           403311    NW DANDELION ROOT-12300          100
Nat Way             56           455132    NW DONG QUAI RT-12380            100
Nat Way             57           443811    NW FENUGREEK SD-12800            100
Nat Way             58           414111    NW FEVERFEW-12850                100
Nat Way             59           442411    NW NORWEGIAN KELP-14500          100
Nat Way             60           443111    NW SASPARILLA RT-16700           100
Nat Way             61           453211    NW SLPPRY ELM BRK-17100          100
Nat Way             62           453311    NW SPIRULINA-17200               100
Nat Way             63           455133    NW THISILYN-06958                100
Nat Way             64           406611    NW VALERIAN ROOT-17700           100
Nat Way             65           402040    NW VALERIAN ROOT-17708           180
Nat Way             66           706950    NW VALERIAN STDIZED               90

Nat. Remedies        1           092513    NAT BR PAPAYA ENZYME TBS PM      100
Nat. Remedies        2           092523    NAT BR PAPAYA ENZYME TBS         250
Nat. Remedies        3           092533    NAT BR PAPAYA ENZYME TBS PM      600
Nat. Remedies        4           086011    NAT BR APPLE PECTIN              100
Nat. Remedies        5           428211    NAT BR BROMALAN                  100
Nat. Remedies        6           253814    NAT BR BETAINE HYDROCHLORIDE     100
Nat. Remedies        7           004311    NAT BR ENZYME DIGESTANT TABS     100
Nat. Remedies        8           432911    NB MULI-ENZYME                    90
Nat. Remedies        9           390411    HP LIVERHEALTH                    30
Nat. Remedies       10           422311    NB CITRUS PECTIN                  60
Nat. Remedies       11           432611    NB LACTASE                        90
Nat. Remedies       12           085811    NAT BR MILK DIGESTANT TBS        250
Nat. Remedies       13           433711    NB PARA ESSENTIALS                60
Nat. Remedies       14           365942    NAT BRAND POMEGRANATE              8
Nat. Remedies       15           089531    NB ACIDOPHILOS W/OUT FOS          60
Nat. Remedies       16           089521    NB CHEW ACIDPHL JUNIOR GRAPE     120
Nat. Remedies       17           088512    NB ULTRA ACIDOLPHILUS             90
Nat. Remedies       18           021311    NAT BR ACIDOPHILUS MEGA           90
Nat. Remedies       19           020511    NAT BR ACIDOPHILUS CAPS POTEN    100
Nat. Remedies       20           020615    NAT BR ACIDOPHILUS PLUS DATED    100
Nat. Remedies       21           020625    NAT BR ACIDOPHILUS PLUS DATED    250
Nat. Remedies       22           365941    NB LIQ ACID BLACK CHERRY          16
Nat. Remedies       23           365940    NB LIQUID ACIDOLPHILUS PAPAYA     16
Nat. Remedies       24           460611    NB FOS CAPS                      100
Nat. Remedies       25           089511    KYO DOPHILUS 90 CP-600-49         90
Nat. Remedies       26           886411    NN NOW PRO BIOTICS                60
Nat. Remedies       27           420811    NB DHA ALGAL DERIVED              30
Nat. Remedies       28           422411    NB QUOITIENT                     120
Nat. Remedies       29           265411    NB FLAX SEED OIL                  90
Nat. Remedies       30           265421    NB FLAX SEED OIL CAPS            180
Nat. Remedies       31           081301    NB FLAX SEEDS                     15
Nat. Remedies       32           081362    NB FLAX SEED OIL                   8
Nat. Remedies       33           265511    NB BORAGE OIL                     90
Nat. Remedies       34           081360    NB BORAGE OIL                      2
Nat. Remedies       35           265211    NB EVENING PRIMROSE OIL           90
Nat. Remedies       36           081361    NB EVENING PRIMROSS OIL            2
Nat. Remedies       37           069111    GNC ALOE VERA CAPSULES 5000 M    100
Nat. Remedies       38           446311    NB OLIVE LEAF EXTRACT             90
Nat. Remedies       39           003111    NAT BR HERBAL DIURETIC TBS       100
Nat. Remedies       40           430311    GNC CRANBERRY JUICE CONCENTRA    100
Nat. Remedies       41           365848    NB CRANBERRY CONCENTRATE           8
Nat. Remedies       42           420311    NB BLACK CHERRY CONCENTRATE       60
Nat. Remedies       43           365892    NB BLACKCHERRY CONCENTRATE         8
Nat. Remedies       44           427911    NB ELDERBERRY                     60
Nat. Remedies       45           365843    NB ELDERBERRY EXTRACT              4
Nat. Remedies       46           001411    NAT BR GREEN TEA EXTRACT         100

Retail Agreement:             GNC-RITE AID PLAN-O-GRAM                  12/8/98
Exhibit C

Section             Position       Item #     Description                     Size
----------------------------------------------------------------------------------
Nat. Remedies          47          446211     NB ULTRA ACTIVIN                  60
Nat. Remedies          48          423411     NB MALIC ACID                    120
Nat. Remedies          49          425811     NB MALIC ACID                     60
Nat. Remedies          50          079022     NB CHARCOAL CAPS                 100
Nat. Remedies          51          420610     NB BREATH RELIEF 50-CT            50
Nat. Remedies          52          420611     GNC BREATH RELIEF                150
Nat. Remedies          53          023111     NB TRIPLE CHLOROPHYLL            100
Nat. Remedies          54          460011     ULTRA COLON KIT                  120
Nat. Remedies          55          024011     NAT BR PSYLLIUM SD HUSK CPS       90
Nat. Remedies          56          015812     NAT BR HERBAL LAXATIVE           120
Nat. Remedies          57          092811     NB WHEAT BRAN TABS 1000 MG       100
Nat. Remedies          57          462111     NB COLON GUARD                   120
Nat. Remedies          58          007511     NAT BR OAT BRAN 1000MG TBS        90
Nat. Remedies          59          317021     GNC COLON PURE                    12
Nat. Remedies          60          317011     GNC COLON PURE                    24
Nat. Remedies          61          317031     GNC CITRUS COLON PURE             12
Nat. Remedies          62          317032     NB CITRUS COLON PURE              24
Nat. Remedies          63          129711     GNC CARTICIN SHARK CART           10
Nat. Remedies          64          000211     NB COATED SHARK CARTILAGE         90
Nat. Remedies          65          002411     NB SHARK CARTILAGE                90
Nat. Remedies          66          002421     NB SHARK CARTILAGE               180
Nat. Remedies          67          001211     NB SHARK CARTILAGE POWDER          7
Nat. Remedies          67          440911     NB SHARK LIVER OIL               100
Nat. Remedies          68          007611     HP SHARK CARTILAGE                60
Nat. Remedies          69          428511     NB BOVINE CARTILAGE               90
Nat. Remedies          70          023810     LIVERITE                          60
Nat. Remedies          71          433101     PEP HMS COLON CLENZ 60CT          60
Nat. Remedies          72          076828     4 HI SUPER CLEANSE               100
Nat. Remedies          73          076831     4 HI AM/PM ULTIMATE CLEANSE      120
Nat. Remedies          74          076830     4 HI MULTI PLUS                  150
Nat. Remedies          75          076832     4 HI REZYME                      150
Nat. Remedies          76          076834     4 HI CANDISTROY                  120
Nat. Remedies          77          037491     HP COLON CLEANSE SUPER           240
Nat. Remedies          78          461311     HP COLON CARE                     60
Nat. Remedies          79          057915     MDP SWISS KRISS TB LAXATIVE      120
Nat. Remedies          80          058611     MDP SWISS KRISS TABS             250
Nat. Remedies          81          365921     NA HERBAL LAX TABS               180
Nat. Remedies          82          365920     NA COLON COND TABS               250
Nat. Remedies          83          365923     NA COLON COND PWDR                14
Nat. Remedies          84          037411     HP COLON CLEANSE                  12
Nat. Remedies          85          037511     HP COLON CLEANSE ORNG             12
Nat. Remedies          86          081334     HFS FIPRO FLAX                    15
Nat. Remedies          87          891225     BO SHARK CART ENTERIC COATE      100
Nat. Remedies          88          031929     BO FLAX SEED OIL CAPSULE          90
Nat. Remedies          89          030418     PHX-TEGREEN 97                    60

Opt Energy              1          276311     OPTIBOLIC X-PHEDRA ENEGEL         90
Opt Energy              2          260611     OPT NO EPH ENERGEL                60
Opt Energy              3          260621     OPT NO EPH ENERGEL               120
Opt Energy              4          262111     OPT ENERGY PAK                    30
Opt Energy              5          262611     OPT ENERGIZER                     60
Opt Energy              6          262211     OPT GUARANA RUSH                  60
Opt Energy              7          410311     OPT SUPER GUARANA                 90
Opt Energy              8          262311     OPT EXT STR HERBAL RUSH           60
Opt Energy              9          262321     OPT XTRA STRENGHT HERBAL RUSH    120
Opt Energy             10          260911     OPT VITA RUSH                     60
Opt Energy             11          261911     OPT GINSENG RUSH                  60
Opt Energy             12          261311     OPT MEN'S ENERGY                  60
Opt Energy             13          261411     OPT WOMEN'S ENERGY                60
Opt Energy             14          275111     OPTIBOLIC CIWUJIA                 90
Opt Energy             15          274311     OPTIBOLIC CIWUJA/TIMED RELEAS     60
Opt Energy             16          414311     OE GINSENG TOTAL                  30
Opt Energy             17          492828     OPTIBOLIC ENERGUM                 10

Retail Agreement:           GNC-RITE AID PLAN-O-GRAM                     12/8/98
Exhibit C

Section              Position    Item #     Description                         Size
------------------------------------------------------------------------------------
Opt Energy              18       410023     PHAR GINKOBA                          72
Opt Energy              19       030419     PHX-BIO GINKGO 27/7                   60
Opt Energy              20       053554     AL SUP GINGKO BILOBAPLUS              50
Opt Energy              21       710011     LL GINKGO 1000                        60
Opt Energy              22       000627     IRW NAT GINKGO SMART                 100
Opt Energy              23       490219     NW GINKGOLD 60MG 100'S-6735          100
Opt Energy              24       532136     BODY LONGEVITY CEREBROGAIN            30
Opt Energy              25       356111     GNC PROGRAM IBF                       30
Opt Energy              26       963874     GNN SHARP EDGE                       120
Opt Energy              27       777827     AMF GINKO PLUS                        60
Opt Energy              28       399515     DW-GINEXIN REMIND                     36
Opt Energy              29       063311     HP GINKGO BILOBA FORMULA              30
Opt Energy              30       747611     PP X-S CO Q 10                        70
Opt Energy              31       733218     HP COQ10 50MG                         60
Opt Energy              32       049290     PHL ENDUROX-EN010036                  60
Opt Energy              33       049292     PHL ENDUROX EXCEL                     60
Opt Energy              34       049293     PHL ENDUROX-PROHEART                  60
Opt Energy              35       963852     HIGH SPIRITS                          60
Opt Energy              36       762311     PP TP1 INCREASED ENERGY              210
Opt Energy              37       761211     PP SH TR CIWUJIA                      50
Opt Energy              38       786531     HPF SENERGY                          120
Opt Energy              39       000637     IN SYSTEM 6 6WAY ENERGY MH            60
Opt Energy              40       000638     IN SYSTEM 6 6-WAY ENERGY              60
Opt Energy              41       433107     PEP-ORIGINAL PEP-30                   30
Opt Energy              42       433108     PEP-ORIGINAL PEP-60                   60
Opt Energy              43       433110     PEP SUPER PEP                         60
Opt Energy              44       433100     PEP ULTRA DIET PEP                    60
Opt Energy              45       433057     PEP BRAIN 60SIZE                      60
Opt Energy              46       399501     WM HI-ENER-G 30 CPS                   30
Opt Energy              47       399538     WM HI-ENER-G BONUS PACK               40
Opt Energy              48       891211     BO SUP GUARANA-1000 MG                30
Opt Energy              49       891221     BO SUP GUARANA-1000MG                  90
Opt Energy              50       433106     PEP EXTRA STRENGTH GUARANA            60
Opt Energy              51       411411     UPTIME                                30
Opt Energy              52       411421     UPTIME                                60
Opt Energy              53       714710     LL MEGA SUPER CHARGE REF              45
Opt Energy              54       714611     LL POWER TIME                         60
Opt Energy              55       082511     HFS ROCKET FUEL                        1
Opt Energy              56       919021     PLAB VITALER 100 CT                  100
Opt Energy              57       041321     ARP-ENERGIA 250                       60
Opt Energy              58       395041     HS UP YOUR GAS 30'S TBS               30
Opt Energy              59       392863     HS UP YOUR GAS                        60
Opt Energy              60       395022     HS RAZOR CUTS                         90
Opt Energy              61       548605     MN SUP PURE ENRGY                     60
Opt Energy              62       049294     PHL PROSOL                            45

Opt. Diet                1       932511     OPT SYSTEM LF                         14
Opt. Diet                2       932611     OPT PYRU-PHEN VP                      14
Opt. Diet                3       264811     OPT CHITOSAN                         120
Opt. Diet                4       264821     OPT CHITOSAN 500MG                   250
Opt. Diet                5       267411     OPT 2 STRGTH CHITOSAN PLUS           120
Opt. Diet                6       041415     OD-BIOTROL                            60
Opt. Diet                7       271911     OPT CLA 1000MG                        50
Opt. Diet                8       238511     OPT-X-PHEDRA WITH CLA                 60
Opt. Diet                9       274211     OPT PYRUVATE 750MG                    60
Opt. Diet               10       353911     OPT WATER PILL                        50
Opt. Diet               11       353921     OPT WATER PILL                       100
Opt. Diet               12       354111     OPT ULTRA WATER PILL                  50
Opt. Diet               13       354121     OPT ULTRA WATER PILL                 100
Opt. Diet               14       354411     OPT SYNEPHERINE-4                     60
Opt. Diet               15       274011     OPT PEPTIDE FM 250MG                  90
Opt. Diet               16       354911     OPT NO EPH DIET GEL                   60
Opt. Diet               17       354921     OPT NO EPH DIET GEL                  120


Retail Agreement:         GNC-RITE AID PLAN-O-GRAM                       12/8/98
Exhibit C

Section      Position    Item#   Description                               Size
-------------------------------------------------------------------------------
Opt. Diet      18       348011   OPT DIETGEL W/SYNEPHERINE                   60
Opt. Diet      19       276111   OPT KETO-THERM                              90
Opt. Diet      20       354611   OPTIBOLIC CITRIMAX                          90
Opt. Diet      21       354711   OPTIBOLIC CITRIMAX PLUS CHROM               90
Opt. Diet      22       275811   OPT OPTIMAX REFORM                          60
Opt. Diet      23       263211   OPT THERMOGENIC FORMULA                     60
Opt. Diet      24       353811   OPT CHROMIUM PICOLINATE PLUS                90
Opt. Diet      25       353011   OPT BTL W/BETA CAROTENE                  14DAY
Opt. Diet      26       353021   OPT BOTTLE PAK                           30DAY
Opt. Diet      27       762925   OPT-MEAL REPLACEMENT-CHOCOLAT              504
Opt. Diet      28       762920   OPT-MEAL REPLACEMENT-VANILLA               504
Opt. Diet      29       267600   OD-DIETERS TEA-NAT LEMON                    30
Opt. Diet      30       267610   OD-DIETERS TEA-CINNEMON                     30

Pro Perf 1      1       677811   PP CREATINE                                120
Pro Perf 1      2       750911   PP CHEW CREAT ORANGE                        40
Pro Perf 1      3       750711   PP CHEW CREAT LLIME                         40
Pro Perf 1      4       677711   PRO-CREATINE POWDER                          4
Pro Perf 1      5       677722   PP CREATINE-8.8                              9
Pro Perf 1      6       677732   PP CREATINE-454                            454
Pro Perf 1      7       677745   PP CREATINE POWDER 1KG                    1000
Pro Perf 1      8       677751   PP CREATINE PLUS 200                       200
Pro Perf 1      9       677755   PP CREATINE PLUS 350                       350
Pro Perf 1     10       756311   PP GLTMN AKG CREATINE                      120
Pro Perf 1     11       756511   PP CLA CREATINE                             90
Pro Perf 1     12       653690   PP CREATINE PLUS TRANS                    1080
Pro Perf 1     13       653693   PP CREATINE TRANSPORT-GRAPE               1080
Pro Perf 1     14       767311   PP SOLUTINE                                 16
Pro Perf 1     15       350395   PP CRTN PAKS 6GM                            42
Pro Perf 1     16       726111   PP PRO CHROME                              100
Pro Perf 1     17       726121   PP PRO CHROME                              200
Pro Perf 1     18       728111   PP PRO CHROME II                            30
Pro Perf 1     19       728121   PP PRO CHROME II                            60
Pro Perf 1     20       679111   PP CUTTING ADVANTAGE                       120
Pro Perf 1     21       753911   PP SPECIAL FORCES                           60
Pro Perf 1     22       674411   PP DHEA                                     30
Pro Perf 1     23       760011   PP EPA-DHA 500MG                            60
Pro Perf 1     24       763111   PP NAC 600MG                                30
Pro Perf 1     25       677911   PP WATER BALANCE                           100
Pro Perf 1     26       747011   PP ARGENTINE RAW LIVER                     100
Pro Perf 1     27       747021   PP ARGENTINE RAW LIVER                     250
Pro Perf 1     28       350392   PP INST EGG PROTEIN VAN                     24
Pro Perf 1     29       350393   PP INST EGG PROTEIN CHOC                    24
Pro Perf 1     30       350394   PP EGG WHITE SUPREME                        24
Pro Perf 1     31       350390   PP BEEF PROTEIN                             24
Pro Perf 1     32       350391   PP VEGTABLE PROTEIN                         24
Pro Perf 1     33       743612   PP REF CUTTING ADV CHOCOLATE                 2
Pro Perf 1     34       743712   PP REF CUTTING ADV VANILLA                   2

Pro Perf 2      1       884561   PP PYRUVATE 750MG                           60
Pro Perf 2      2       884562   PP PYRUVATE 750MG                          120
Pro Perf 2      3       090946   PP CLA                                      90
Pro Perf 2      4       752811   PP HMB                                     120
Pro Perf 2      5       765811   PP HMB-240                                 240
Pro Perf 2      6       765411   PP PRO-RIPPED PLUS                          60
Pro Perf 2      7       765911   PP PHOSPHATIDYLSORING                       30
Pro Perf 2      8       747811   PP VANADYL SULFATE                         150
Pro Perf 2      9       765611   PP VANADYL PLUS                            180
Pro Perf 2     10       764411   PP VANADYL-PYRUVATE                        120
Pro Perf 2     11       750511   PP GLUCOSAMINE                              60
Pro Perf 2     12       762111   PP-KETO-THERM                               30
Pro Perf 2     13       747611   PP X-S CO Q 10                              70
Pro Perf 2     14       654031   PP-TRANS NEURO 390                         390

Retail Agreement:             GNC-RITE AID PLAN-O-GRAM                   12/8/98
Exhibit C

Section             Position      Item #   Description                                  Size
--------------------------------------------------------------------------------------------
Pro Perf 2            15          762311    PP TP1 INCREASED ENERGY                      210
Pro Perf 2            16          760811    PP TP-1 D-RIBOSE                              30
Pro Perf 2            17          766311    PP TP-2 EXERCISE ENRGY-DCA                    60
Pro Perf 2            18          761311    PP TP2 XPHEDRA W/CLA                          60
Pro Perf 2            19          759811    PP TP3 ANTIOXIDANT                            50
Pro Perf 2            20          761411    PP TP3 JOINT ANTINFLAM                        60
Pro Perf 2            21          765211    PP GLYCOGEN ADVANTAGE                         60
Pro Perf 2            22          760911    PP SH TRIBULUS 625                            50
Pro Perf 2            23          763311    PP TRIBULIVER PROTECT                         45
Pro Perf 2            24          763911    PP-CHRYSIN                                    60
Pro Perf 2            25          761011    PP SH METAFLEX                                50
Pro Perf 2            26          767511    PP-SH-X-PHEDRA                                60
Pro Perf 2            27          300000    PP PRO CITRUS                                900
Pro Perf 2            28          761911    PP PRO FRUIT PUNCH                           900
Pro Perf 2            29          761111    PP WS PROTEIN SUPPORT                        454
Pro Perf 2            30          090938    PP PRO RX CHOCOLATE                           24
Pro Perf 2            31          090939    PP PRO RX VANILLA                             24
Pro Perf 2            32          090902    PP-PRO-RX-STRAWBERRY                          24

Pro Perf 3             1          752511    PP AMINO 1000                                 60
Pro Perf 3             2          752521    PP AMINO 1000                                120
Pro Perf 3             3          752611    PP AMINO GOLD 1000                            60
Pro Perf 3             4          677211    PP BCAA SOFT GEL                             120
Pro Perf 3             5          677221    PP BCAA                                      250
Pro Perf 3             6          350772    PP PRO AMINO 1850 LQ                          16
Pro Perf 3             7          350773    PP 1850 LIQUID                                32
Pro Perf 3             8          763211    PP AMINOGEN                                   90
Pro Perf 3             9          760411    PP L-CARNITINE 500MG                          60
Pro Perf 3            10          350752    PP LIQ L CARNITINE                            16
Pro Perf 3            11          743211    PP L-GLUTAMINE                                90
Pro Perf 3            12          763511    PP-GLUTAMINE PETTIDE                          60
Pro Perf 3            13          767111    PP GLUTAMINE POWDER                          454
Pro Perf 3            14          750311    PP L-ARGININE                                 60
Pro Perf 3            15          750411    PP L-ORNITHINE                                60
Pro Perf 3            16          760611    PP L-ARGININE & L-ORNITHINE                   60
Pro Perf 3            17          761711    PP TYROSINE 1GM                               60
Pro Perf 3            18          762011    PP TYROSINE SYNEPHRINE                        60
Pro Perf 3            19          726411    PP STEROL COMPLETE REFORM                     90
Pro Perf 3            20          350775    PP MCT PLAIN                                  16
Pro Perf 3            21          658715    PP WHEY PROTEIN-ORIGINAL                      24
Pro Perf 3            22          658735    PP WHEY MANDARIN ORANGE                       24
Pro Perf 3            23          658737    PP WHEY NO ASP MANDARIN                      903
Pro Perf 3            24          658705    PP WHEY CONCENTRATE CHOC                     470
Pro Perf 3            25          658710    PP WHEY CONCENTRATE VANILLA                  460
Pro Perf 3            26          658100    PRO-TRIPLE WHEY-CHOCOLATE                     42
Pro Perf 3            27          658110    PRO-TRIPLE WHEY-VANILLA                      425
Pro Perf 3            28          350402    PP EGG & WHEY NATURAL-CHOC                     2
Pro Perf 3            29          350401    PP EGG & WHEY NATURAL-VAN                      2
Pro Perf 3            30          350405    PP WHEY & SOY NATURAL-CHOC                     2
Pro Perf 3            31          350406    PP WHEY & SOY NATURAL-VAN                      2
Pro Perf 3            32          350412    PP EGG & SOY CHOCOLATE                         2
Pro Perf 3            33          350413    PP EGG & SOY VANILLA                           2
Pro Perf 3            34          748931    PP ADV PROT PWDR CHOC                         16
Pro Perf 3            35          747131    PP ADV PROT PWD VANILLA                       16
Pro Perf 3            36          747141    PP ADV PROT BANANA                             1
Pro Perf 3            37          932811    PP TP BODY BUILDING KIT                        1

Pro Perf 4             1         659411     PP 1850 CHOCOLATE                              4
Pro Perf 4             2         659311     PP 1850 VANILLA                                4
Pro Perf 4             3         659430     PP 1850 CHOC CHOC CHIP                         4
Pro Perf 4             4         659722     PP 1850 STRW/BANANA                            4
Pro Perf 4             5         659711     PP 1850 WT GN BANANA SPLIT                     4
Pro Perf 4             6         090936     PP PHOSPHAMASS CHOC                            3

Retail Agreement:         GNC-RITE AID PLAN-O-GRAM                       12/8/98
Exhibit C

Section                   Position    Item #  Description                               Size
--------------------------------------------------------------------------------------------
Pro Perf 4                    7      090937   PP PHOSPHAMASS VAN                          3
Pro Perf 4                    8      350716   PP PRO STUFF CHOC                           3
Pro Perf 4                    9      659319   PP 1850 TRIAL VANILLA                       1
Pro Perf 4                   10      659419   PP 1850 TRIAL CHOCOLATE                     1
Pro Perf 4                   11      658221   PP 2200 CHOC TRIAL                          1
Pro Perf 4                   12      658522   PP 2200 CREAM TRAIL                         1
Pro Perf 4                   13      658549   PP 2200 TR BLK CHERRY                       1
Pro Perf 4                   14      658211   PP 2200 GOLD CHOC                           6
Pro Perf 4                   15      658511   PP 2200 GOLD VAN                            6
Pro Perf 4                   16      659421   PP 1850 CHOCOLATE                           8
Pro Perf 4                   17      659321   PP 1850 VANILLA                             8
Pro Perf 4                   18      659742   PP 1850 CHOC/CHOC CHIP                      8
Pro Perf 4                   19      659521   PP 1850 WILD BERRY                          8

Soy                           1      420211   NB SOY ISOFLAVONES                         90
Soy                           2      434711   NB SOY PREVENTATIVE                        60
Soy                           3      710811   NB-ISOFLAVUNES                             90
Soy                           4      709611   NB GENISTEIN PLUS                          60
Soy                           5      433511   NB SOYACARE PMS                            60
Soy                           6      419111   NB SOY ISOFLAVONE/CRANBRY                  60
Soy                           7      285111   WMNS MONTHLY PHYTOESTROGEN                120
Soy                           8      243711   WNS HERBAL BALANCE W/SOY                   30
Soy                           9      435311   NB PROSTASOY                               60
Soy                          10      435211   NB CARDIASOY                               60
Soy                          11      049753   NB SOY PROTEIN VANILLA                     16
Soy                          12      049752   NB SOY PROTEIN CHOCOLATE                   16
Soy                          13      049754   NB SOY PROTEIN W/CRANBERRY                 16
Soy                          14      365950   NAT SOLNS SOY MILK VANILLA                 32
Soy                          15      365951   NAT SOLNS SOY MILK CHOCOLATE               32
Soy                          16      049751   NB SOY PROTEIN BAKING MIX                  16
Soy                          17      653950   CHAL SOY SOLUTION                          16
Soy                          18      653955   CHAL SOY SOLU CHOC                        566
Soy                          19      653945   WMS SPORT SOY POWDER                      520
Soy                          20      762315   WNS SOY ISOFLAV SOURCE                     16
Soy                          21      081555   HFS SOY ESSENTIALS 5200                    60
Soy                          22      777826   AMF SOY MAX                                60
Soy                          23      966413   MLO GENISOY NATURAL PROTEIN                18
Soy                          24      966406   MLO GENISOY VANILLA SHAKE                  25
Soy                          25      966407   MLO GENISOY CHOCOLATE SHAKE                25
Soy                          26      076429   NXT SOY N WHEY VANILLA                      1
Soy                          27      497065   SCH WOMENS SOY PROTEIN                     16

Sports Bars/Drinks 1          1      076872   SPH PROMAX DBL FDG BRW BAR                 75
Sports Bars/Drinks 1          2      076869   SPH PROMX CHOC PNT CRN BAR IN              75
Sports Bars/Drinks 1          3      076875   SP PROMAX BAR RASP TRUFFL                  75
Sports Bars/Drinks 1          4      076877   SP PRO MAX BAR APPLE PIE                   75
Sports Bars/Drinks 1          5      076878   SFI PRO MAX BAR MOCHA                      75
Sports Bars/Drinks 1          6      709239   SFI WHITE LIGHT BAR PNT                     3
Sports Bars/Drinks 1          7      709238   SFI WHITE LIGHT BAR STRAW                   3
Sports Bars/Drinks 1          8      709240   SFI WHITE LIGHT BAR CHOC                    3
Sports Bars/Drinks 1          9      201194   MLO PROTEIN 21 CHOC CHOCBR                  3
Sports Bars/Drinks 1         10      201193   MLO PROTEIN 21M PNTBTR CHOC                 3
Sports Bars/Drinks 1         11      653705   PP CREATINE TRANSPORT                      43
Sports Bars/Drinks 1         12      653680   PP CTRN TRANS GRAPE                        43
Sports Bars/Drinks 1         13      654045   PP-TRANSNEURO-LEMONLIME                    13
Sports Bars/Drinks 1         14      653660   PP PRO-PROTEIN-CHOCOLATE                   43
Sports Bars/Drinks 1         15      653670   PP PRO-PROTEIN                             43
Sports Bars/Drinks 1         16      289211   ABB CHOC PROTEIN SHAKE 12OZ                12
Sports Bars/Drinks 1         17      289210   ABB SUPER SHAKE VANILLA                    12
Sports Bars/Drinks 1         18      289209   ABB SUPER SHAKE STRAWBRY                   12
Sports Bars/Drinks 1         19      289245   ABB RIPPED FRTPNCH                         18
Sports Bars/Drinks 1         20      289244   ABB RIPPED ORANGE                          18
Sports Bars/Drinks 1         21      289259   ABB RIPPED FORCE GRAPE                     18

                                                                              30

Retail Agreement:           GNC-RITE AID PLAN-O-GRAM                     12/8/98
Exhibit C

Section                   Position    Item #     Description                         Size
-----------------------------------------------------------------------------------------
Sports Bars/Drinks 1      22          289236     ABB CUT FORCE PINK GRPFRT            18
Sports Bars/Drinks 1      23          289316     ABB 18OZ CARB ORANGE                 18
Sports Bars/Drinks 1      24          289313     ABB 18OZ CARB GRAPE                  18
Sports Bars/Drinks 1      25          289318     ABB 18OZ CARB WATERMELON             18
Sports Bars/Drinks 1      26          289314     ABB 18OZ CARB LEM/LIME               18
Sports Bars/Drinks 1      27          289312     ABB 18OZ CARB FRUIT PUN              18

Sports Bars/Drinks 2       1          051024     MET-RX PEANUT BUTTER BAR              4
Sports Bars/Drinks 2       2          051023     MET-RX FDG BRWN NUTR BAR-BC31         4
Sports Bars/Drinks 2       3          051037     MET-RX CHOC GRAHAM CRAKER BAR       353
Sports Bars/Drinks 2       4          051019     MET-RX JAVA CHIP FOOD BAR             4
Sports Bars/Drinks 2       5          051022     MET-RX EXT VAN NUTR BAR-BV312         4
Sports Bars/Drinks 2       6          051025     MET-RX CHOCOLATE CHIP BAR             4
Sports Bars/Drinks 2       7          090973     EAS MYOPLEX BAR CHOC PNTBTR           3
Sports Bars/Drinks 2       8          090974     EAS MYOPLEX BAR-CHOC                  3
Sports Bars/Drinks 2       9          094400     WWS PURE PROTEIN PNT BTR             78
Sports Bars/Drinks 2      10          094401     WWS PURE PROTEIN CHOC BAR            78
Sports Bars/Drinks 2      11          355021     IN RACEDAY PKT LEM LIME               1
Sports Bars/Drinks 2      12          355017     IN PROENHANCER BOT LEMLIM             4
Sports Bars/Drinks 2      13          355028     IN PROHYDRATOR BOT UNFLAV            16
Sports Bars/Drinks 2      14          355024     IN PROHYDRATOR BOT ORANGE            16
Sports Bars/Drinks 2      15          355026     IN PROHYDRATOR BOT BERRY             16
Sports Bars/Drinks 2      16          052524     PR SOLUTION TAHITIAN PNCH            28
Sports Bars/Drinks 2      17          052525     PR SOLUTION LEMON LIME               28
Sports Bars/Drinks 2      18          613412     CN CYTOMAX TRP FRT                    2
Sports Bars/Drinks 2      19          614127     CN CYTOMAX ORANGE                     2
Sports Bars/Drinks 2      20          289250     ABB XXL TROPICAL PUNCH               24
Sports Bars/Drinks 2      21          289240     ABB BLUE THUNDER REFORM              22
Sports Bars/Drinks 2      22          289247     ABB HIGH VOLTAGE PASSION PNCH        22
Sports Bars/Drinks 2      23          289222     ABB BULK TRPPNCH                     22
Sports Bars/Drinks 2      24          289252     ABB KICK SOME MASS PUNCH 5547        22
Sports Bars/Drinks 2      25          289251     ABB KICK SOME MASS ORANG 5547        22
Sports Bars/Drinks 2      26          289246     ABB CRITMASS SUNSHINE P.             18
Sports Bars/Drinks 2      27          289243     ABB CRITICAL MASS                    18
Sports Bars/Drinks 2      28          289249     ABB INFERNO FRT PNCH                 18
Sports Bars/Drinks 2      29          709235     SFI AVALANCHE FRUIT PUNCH            22
Sports Bars/Drinks 2      30          709234     SFI AVALANCHE LEMONLIME              22
Sports Bars/Drinks 2      31          709236     SFI WHITE LIGHTNING GRAPE            22
Sports Bars/Drinks 2      32          709223     SFI WHITE LIGHTNING FRT PUNCH        22
Sports Bars/Drinks 2      33          289271     ABB PURE PRO WILD BERRY              22
Sports Bars/Drinks 2      33          289272     ABB PURE PRO WILD BERRY              22

                                RETAIL AGREEMENT

                                  EXHIBIT C-1

                             OPENING ORDER QUANTITY
                              FOR GNC PLAN-O-GRAMS

Retail Agreement:               GNC-RITE AID OPENING ORDER               12/8/98
Exhibit C-1

                                                                                                                     Suggested
 Record                 Item #                  Description                                     Size                   Order
-------------------------------------------------------------------------------------------------------------------------------
     1                  000111                   TL MEGA CARNITINE LQ-52                          12                         2
     2                  000211                   NB COATED SHARK CARTILAGE                        90                         4
     3                  000412                   GNC B-1 100MG TABS                              100                         2
     4                  000511                   GNC BREWERS YEAST TBS                           500                         2
     5                  000551                   GNC BREWERS YEAST TBS                           250                         4
     6                  000607                   ML LITTLE ANGELS CHEWABLE TBS                    60                         2
     7                  000608                   ML LITTLE ANGELS                                  4                         2
     8                  000610                   ML MINERAL RICH                                  32                         4
     9                  000616                   IRW NAT SYSTEM SIX-MEN                           60                         2
    10                  000618                   IRW NAT SYSTEM SIX                               60                         2
    11                  000619                   IRW NAT SYSTEM SIX                              120                         2
    12                  000627                   IRW NAT GINKGO SMART                            100                         2
    13                  000628                   IRW NAT SUPER YOHIMBE                            90                         2
    14                  000635                   IRW NAT PHEN-SAFE                                90                         2
    15                  000636                   IRW YOHIMBE PLUS 30                              30                         2
    16                  000637                   IN SYSTEM 6 6WAY ENERGY MH                       60                         2
    17                  000638                   IN SYSTEM 6 6WAY ENERGY                          60                         2
    18                  000811                   NAT BR GREEN EARTH FOOD                         180                         4
    19                  001111                   GNC GTF CHROMIUM 200 MCG                         90                         6
    20                  001211                   NB SHARK CARTILAGE POWDER                         7                         4
    21                  001411                   NAT BR GREEN TEA EXTRACT                        100                         4
    22                  002010                   TL OCCUGARD PLUS 421                             60                         2
    23                  002017                   TL OMEGA-3 FISH OIL SFTGL-340                    50                         2
    24                  002018                   TL OMEGA 3 EMULSIFIED LQ-336                     12                         2
    25                  002019                   TL COD LIVER OIL EMUL SFT-335                   100                         2
    26                  002021                   TL LIQUID E-295                                  12                         6
    27                  002022                   TL SUPER E COMPLEX SFTGL-296                     50                         2
    28                  002028                   TL PANTOTHENIC ACID 500MG-205                   100                         2
    29                  002029                   TL NIACIN (B3) 100MG CAPS-195                   100                         2
    30                  002032                   TL MAXILIFE COQ10 FORMULA-903                    60                         2
    31                  002411                   NB SHARK CARTILAGE                               90                         6
    32                  002421                   NB SHARK CARTILAGE                              180                         6
    33                  002811                   TL BIOTIN 600MCG CAPS-182                       100                         2
    34                  003111                   NAT BR HERBAL DIURETIC TBS                      100                         4
    35                  003411                   NB ROYAL JELLY 500MG                             90                         2
    36                  003921                   NAT BR KELP TABS                                500                         4
    37                  004022                   AVR CREATINE NATURES MUSCL.                    EACH                         2
    38                  004211                   GNC A 10,000 USP                                100                        22
    39                  004221                   GNC A 10,000 USP                                250                         2
    40                  004311                   NAT BR ENZYME DIGESTANT TABS                    100                         4
    41                  004711                   GNC SELENIUM 100MCG                             100                         6
    42                  005122                   GNC NIACINAMIDE                                 250                         4
    43                  005211                   NAT BR ALFALFA TABS                             500                         4
    44                  005311                   NAT BR GARLIC-PARSLEY TBS                       250                         4
    45                  005411                   GNC A & D                                       100                         2
    46                  005625                   GNC LECITHIN SOY GRANULES                        16                         8
    47                  005711                   GNC SELENIUM 50 MCG                             100                         4
    48                  005811                   NB TRIPLE ALFALFA                               100                         4
    49                  007511                   NAT BR OAT BRAN 1000MG TBS                       90                         4
    50                  007611                   HP SHARK CARTILAGE                               60                         4
    51                  008102                   APPLE CIDER VINEGAR MIRACLE                       1                         2
    52                  008109                   ANTI FAT NUTRIENTS 3RD EDITIO                     1                         2
    53                  008138                   RITALIN FREE KIDS                                 1                         2
    54                  008145                   NATURAL PROZAC                                    1                         2
    55                  008167                   FIBROMYALGIA A COMPREHENSIVE                      1                         2
    56                  008168                   ESTROGEN ALTERNATIVE                              1                         2
    57                  008205                   EARL MINDELL'S HERB BIBLE                         1                         4
    58                  008206                   EARL MINDELL'S VITAMIN BIBLE                      1                         4
    59                  008207                   HEALTH HANDBOOK LARGE EDITION                     1                         2
    60                  008210                   LITTLE HERB ENCYCLOPEDIA 3RD                      1                         2
    61                  008211                   GNC COD LIVER OIL CAPS                          100                         4
    62                  008212                   PRESCRIPTION FOR NUTR HEALING                     1                         6



Retail Agreement:        GNC-RITE AID OPENING ORDER                      12/8/98
Exhibit C-1

                                                             Suggested
Record    Item #    Description                       Size    Order
----------------------------------------------------------------------
 63       008214    HEALING POWER OF HERB'S REV         1         2
 64       008215    HERBALLY YOURS                      1         2
 65       008219    HOW TO HERB BOOK LETS REMEDY        1         2
 66       008821    GNC COD LIVER OIL CAPS            500         4
 67       008222    JUICEMANS POWER OF JUICING          1         2
 68       008223    LEFT FOR DEAD HERBS FOR HEART       1         2
 69       008226    MENOPAUSAL YRS THE WISE WOMEN       1         2
 70       008230    YEAST CONNECTION HANDBOOK           1         2
 71       008234    EVERYBODYS GD TO HOMEOPATHIC        1         2
 72       008235    YEAST CONNECTION COOKBOOK           1         2
 73       008239    HORMONE REPLACEMENT THERAPY         1         2
 74       008242    WHAT YOUR DR. MAY NOT TELL YO       1         2
 75       008243    VITAMIN HERB GUIDE NATURAL          1         2
 76       008247    TODAY'S HERBAL HEALTH REV 4TH       1         2
 77       008248    NATURAL TREATMENT FOR ADD & H       1         2
 78       008251    TISSUE CLEANSING THROUGH BOWE       1         2
 79       008252    TODAY'S HERBAL HEALTH FOR WOM       1         2
 80       008255    BODY BLDG A REALISTIC APPROAC       1         2
 81       008260    DEPRESSION & NATURAL MEDICINE       1         2
 82       008262    DR. ATKINS NEW DIET REV POCKE       1         6
 83       008265    DR. WHITAKERS GUIDE PAPERBACK       1         2
 84       008266    ENCYC OF NUTRIL SUPPLEMENTS         1         2
 85       008273    FIT FOR LIFE FOOD COMBINING         1         2
 86       008274    40-30-30 FATBURNING                 1         2
 87       008275    NUTRITION ALMANAC                   1         2
 88       008284    THE HOMOCYSTINE REVOLUTION          1         2
 89       008294    FRESH VEG & FRUIT JUICE HG          1         2
 90       008301    CLEANSING MADE SIMPLE               1         2
 91       008302    HERBS FOR HEALTH BOOK               1         2
 92       008303    HERBAL DEFENSE                      1         2
 93       008304    THE ADD AND ADHD DIET BOOK          1         2
 94       008324    MIRACLE OF GARLIC                   1         2
 95       008329    ARTHRITIS CURE PAPERBACK            1         2
 96       008330    NATURAL HORMONE REPLACEMENT         1         2
 97       008334    EARL MINDELL SUPPLMENT BIBLE        1         2
 98       009411    GNC COD LIVER OIL FORTIFIED        90         4
 99       009811    GNC CHROMIUM PICOLINATE GNC        90         6
100       009821    GNC CHROMIUM PICOLINATE           180         6
101       010411    GNC LYSINE 1000 MG                 90         6
102       010611    GNC L-GLUTATHIONE                  50         4
103       010711    GNC L-LYSINE 500 MG               100        46
104       010731    GNC L-LYSINE 500 MG               250         6
105       011111    GNC L-GLUTAMINE 500 MG             50         4
106       011211    GNC COD LIVER OIL TRIPLE           90         4
107       011411    GNC LYSINE 700MG FASTACTING        90         6
108       011611    GNC L-PHENYLALANINE 500 MG         30         4
109       012312    GNC INOSITOL TABS 500 MG          100         4
110       012711    GNC CHOLINE 250MG                 100         4
111       013121    GNC B-100 COMPLEX                 250         4
112       013123    GNC B-100 COMPLEX                 100         6
113       013712    GNC WOMENS IRON COMP 30MG          60         4
114       013811    GNC RUTIN TABS 500 MG              90         2
115       013911    GNC WOM IRON SUPPORT 30MG          60         4
116       014311    TL ANIMAL FRIENDS CHEW-495         50         2
117       014911    GNC TR IRON 18MG                  100         4
118       015812    NAT BR HERBAL LAXATIVE            120         4
119       016923    GNC B-12 TR 1000MCG                90         6
120       017413    GNC C 500MG TR                     90         6
121       017553    GNC C 1000MG TR                    90        12
122       017573    GNC C 1000MG TR                   180         8
123       017581    GNC TR VITAMIN C 1000MG           360         6
124       017623    GNC C 1500MG TR                    90         4

Retail Agreement:        GNC-Rite AID OPENING ORDER                      12/8/98
Exhibit C-1

                                                             Suggested
Record    Item #    Description                       Size     Order
----------------------------------------------------------------------
125       017643    GNC C 1500MG TR                    180        4
126       017913    GNC B-50 BAL B COMP                100        6
127       017923    GNC B-50 BAL COMP PM               250        4
128       018011    GNC ESSENTIAL B                    100        4
129       018211    GNC C 2000MG TR                     90        4
130       018911    GNC B-50 COMPLEX WH RICE BAL       100        4
131       018921    WHOLE RICE BIG 50 TABS             180        4
132       019611    GNC C 500MG TRCAPS                  90        6
133       019911    GNC B-COMPLEX W/C                   60        4
134       019921    GNC B-COMPLEX W/C                  120        4
135       020012    GNC NIACIN 100 MG TABS             100        6
136       020411    GNC B-COMPLEX W/C PLUS HERBS        60        4
137       020511    NAT BR ACIDOPHILUS CAPS POTEN      100        4
138       020615    NAT BR ACIDOPHILUS PLUS DATED      100        4
139       020625    NAT BR ACIDOPHILUS PLUS DATED      250        4
140       021111    GNCCHROM PIC/ZINC 800MG             60        6
141       021211    GNC MEGA CHROM PIC 400MCG           90        6
142       021311    NAT BR ACIDOPHILUS MEGA             90        6
143       023111    NB TRIPLE CHLOROPHYLL              100        4
144       023807    SS METABOLICS PLUS PANCREATIC       60        6
145       023808    SS LIPOLYTICS PLUS VASCULAR         60        6
146       023809    SS THERMOGENICS PLUS                60       12
147       023810    LIVERITE                            60        2
148       023860    NOVOGEN PROMENSIL                   30        5
149       023911    TL L-ARG/ORN 750MG-13               50        2
150       023921    TL L-ARG/ORN 750MG-14              100        2
151       023951    AFF KOREAN GINSENG RYL JLY           1        2
152       024011    NAT BR PSYLLIUM SD HUSK CPS         90        4
153       028011    GNC ORNITHINE 500 MG                60        2
154       028411    TL B-12 DOTS-174                   100        4
155       029011    GNC ARGININE 500 MG                 90        2
156       029111    TL B-100 CAPS-179                  100        2
157       029121    TL B-100 CAPS-178                   50        2
158       030111    CHAL L-ARGININE                     50        2
159       030211    GNC L-CARNITINE                     30        6
160       030221    GNC L-CARNITINE 250 MG              60        6
161       030311    GNC MULTI AMINO                     60        4
162       030417    PHX-CHOLESTIN                      120        2
163       030418    PHX-TEGREEN 97                      60        2
164       030419    PHX-BIO GINKGO 27/7                 60        2
165       030711    NAT BR COATED TRIPLE GARLIC        100       12
166       030721    NAT BR COATED TRIPLE GARLIC        200       12
167       030811    GNC L-TYROSINE 500MG                50        4
168       030998    CT XENADRINE REA-1                 120       12
169       031011    GNC L-CYSTEINE 500 MG               30        2
170       031211    GNC DL-PHENYLALANINE 400MG DP       50        4
171       031311    NAT BR GARLIC TRIPLE TBS           100       12
172       031321    BN TRIPLE GARLIC 200               200       12
173       031929    BO FLAX SEED OIL CAPSULE            90        2
174       033011    TWIN PANTO ACID 250MG 0446         100        2
175       034311    TL C-500 CAPS-238                  100        2
176       034411    TL C-1000 CAPS-240                 100        2
177       034611    TL E-400 CAPS DRY-291               50        2
178       034621    TL E-400 CAPS DRY-292              100        2
179       034632    TL DRY E 200IU 290                 100        2
180       034911    TL INFANT CARE-503                   2        2
181       036621    NAT BR GARLIC ODORLESS             200        6
182       036711    NAT BR GARLIC POTENT 1500MG        100        4
183       036811    NAT BR GARLIC SUPER CAPS           100        4
184       037411    HP COLON CLEANSE                    12        2
185       037491    HP COLON CLEANSE SUPER             240        2
186       037511    HP COLON CLEANSE ORNG               12        2

                           GNC-RITE AID OPENING ORDER

Retail Agreement:                                                        12/8/98
Exhibit C-1

                                                                      Suggested
Record    Item #   Description                              Size        Order
-------------------------------------------------------------------------------
187       037611    GNC L-CARNITINE 500MG                    30            6
188       037621    GNC L-CARNITINE 500MG                    60            6
189       038111    GNC IRONCHEL                             90            2
190       039511    TL ALLERDOPHILUS CAPS-368                50            2
191       039611    TL SUPER ENZYME CAPS-384                 50            2
192       040011    TL COQ10 CAPS-576                       100            2
193       040021    TL COQ10 CAPS-575                        50            2
194       041206    MEN PROSTAFORM W/CERNITIN                60            2
195       041208    ARP CHROMA SLIM PYRUVATE                 60            2
196       041210    ARP CHROMA SLIM PLUS-RL20400             60            2
197       041211    ARP CHROMA SLIM PLUS-RL20412            120            2
198       041216    ARP CHROMA SLIM-MEN                      60            2
199       041217    ARP CHROMA SLIM-MEN                     120            2
200       041224    ARP ULTRA CITRA LEAN                     60            2
201       041249    ARP PROLEVE                              30            2
202       041255    ARP REF NUTRAKIDS                        60            2
203       041261    ARP ULTRA CHROMA SLIM                    60            2
204       041271    ARP CHROMA SLIM 28-DAY KIT               28            2
205       041321    ARP-ENERGIA 250                          60            2
206       041380    ARP CHROMA SLIM BIOZAN-C                 60            2
207       041400    ARP-ULTRA C.S. PYRUVATE MEN              90            2
208       041420    ARP-ULTRA CHROMA W/BIOTROL               90            2
209       041415    OD-BIOTROL                               60            4
210       041430    ARP-CHROMA SLIM CLA-4000                 60            2
211       041440    ARP-ULTRA C.S. THERMOGENIC               90            2
212       041450    ARP CERNATIN PLUS                        40            2
213       042011    GNC L-GLUTAMINE 1000MG                   50            4
214       042211    GNC CHROM PIC SG                         90            4
215       042311    TL HAIR FACTORS TABLETS-898              50            2
216       042811    TL MAXILIFE CAPS-901                    100            2
217       044211    GNC ACETYL L-CARNITINE                   30            4
218       044411    GNC SELENIUM 200MCG                     100            6
219       044421    GNC 200MCG SELENIUM                     200            4
220       044711    TL CARBO-FUEL (IMPROVED)-758             22            2
221       044721    TL CARBO-FUEL (IMPROVED)-759             43            2
222       044911    TL CHROMIC FUEL PICOL-760               100            2
223       044912    TL MEGA CHROMIC FUEL-150                 50            2
224       044921    TL CHROMIC FUEL PICOL-761               200            2
225       045111    NB TRIPLE GARLIC PLUS                    60            4
226       045121    NP TRIPLE GARLIC PLUS                   120            4
227       045411    GNC TR CHROM PIC                         90            4
228       045711    GNC L-TAURINE 500MG                      50            2
229       047211    GNC CHROMIUM PIC                         30            6
230       048111    GNC CH CHEW C                            60            2
231       049290    PHL ENDUROX-EN010036                     60            2
232       049292    PHL ENDUROX EXCEL                        60            2
233       049293    PHL ENDUROX-PROHEART                     60            2
234       049294    PHL PROSOL                               45            2
235       049421    GNC VIT C PWD 2000MG                      8            4
236       049431    GNC VIT C PWD 2000MG                     16            4
237       049441    GNC BUFFERED C CRYSTALS                   8            4
238       049511    GNC PREVENTRON                          120            4
239       049521    GNC PREVENTRON                          240            2
240       049611    GNC ULTRA MEGA                           60            4
241       049621    GNC ULTRA MEGA                           90            4
242       049631    GNC ULTRA MEGA                          180            2
243       049711    GNC INOSITOL POWDER 480111                2            4
244       049721    GNC INOSITOL POWDER 480121                4            4
245       049731    GNC INOSITOL POWDER                       8            4
246       049741    GNC INOSITOL POWDER                      16            4
247       049750    NB GREEN EARTH FOOD POWERS               16            4
248       049751    NB SOY PROTEIN BAKING MIX                16            4

Retail Agreement:             GNC-RITE AID OPENING ORDER                 12/8/98
Exhibit C-1

                                                          Suggested
Record     Item#    Description                    Size     Order
-------------------------------------------------------------------

    249    049752   NB SOY PROTEIN CHOCOLATE         16         4
    250    049753   NB SOY PROTEIN VANILLA           16         6
    251    049754   NB SOY PROTEIN W/CRANBERRY       16         4
    252    049911   GNC UM II                        90         6
    253    049921   GNC UM II                       180         4
    254    050311   GNC PREMIUM IMPORTED YEAST       16         2
    255    050511   GNC BREW YEAST PWD/ASP           18         2
    256    050611   GNC B-COMPLEX 50MG SG            90         4
    257    050711   GNC B-125 COMPLEX                60         4
    258    050811   GNC B-50 COMPLEX T.R.           100         6
    259    050821   GNC B-50 COMPLEX T.R.           250         4
    260    050911   GNC B-12 SUBLING 1000MG          30         6
    261    050921   GNC NO EPH QUIK SHOT B-12        60         6
    262    051019   MET-RX JAVA CHIP FOOD BAR         4        24
    263    051022   MET-RX EXT VAN NUTR BAR-BV312     4        24
    264    051023   MET-RX FDG BRWN NUTR BAR-BC31     4        24
    265    051024   MET-RX PEANUT BUTTER BAR          4        24
    266    051025   MET-RX CHOCOLATE CHIP BAR         4        24
    267    051037   MET-RX CHOC GRAHAM CRAKER BAR   353        24
    268    051311   GNC B-150 COMPLEX               100         4
    269    051611   GNC BREWERS YEAST PWD            20         2
    270    051711   CH CAL CHEWABLE                  60         2
    271    052011   TEENS CAL CHEWABLE               60         2
    272    052211   GNC IMPORTED YEAST W/FIBER        1         2
    273    052524   PR SOLUTION TAHITIAN PNCH        28        24
    274    052525   PR SOLUTION LEMON LIME           28        24
    275    052711   TL COD LVR OIL EMUL MINT-333     12         4
    276    052812   GNC COD LIVER OIL                 8         4
    277    052822   GNC COD LIVER OIL                16         4
    278    053508   AL WOMENS YOHIMBE                30         2
    279    053509   AL CHROMA BURN                   60         2
    280    053521   AL MADE FOR MEN                  30         2
    281    053531   AL MADE FOR MEN                  60         2
    282    053533   AL ACTION FOR MEN LQ              4         2
    283    053534   AL YOHIMBE PWR MAX               30         2
    284    053535   AL YOHIMBE PWR MAX               60         2
    285    053537   AL FAT BURNER                   120         2
    286    053538   AL ACTION FOR MEN                60         2
    287    053539   AL SUPER FAT BURNER &BROMELAI    60         2
    288    053540   AL GINSENG POWER MAX             50         2
    289    053542   AL GINSENG POWER MAX-333-00     100         2
    290    053544   AL YOHIMBE PWR MAX 2000MG        50         2
    291    053545   AL YOHIMBE POWER 2000 MG        100         2
    292    053549   AL AVENA SATIVA                  50         2
    293    053550   AL ESSENTIAL NUTRIENTS           60         2
    294    053554   AL SUP GINGKO BILOBAPLUS         50         2
    295    053555   AL SUP SAW PALMETTO PLUS         50         2
    296    053557   AL SUPER FAT BURNER THERMO       40         2
    297    053558   AL SUPER FAT BURNER LIPO         40         2
    298    053559   AL SUPER FIT BURNER              60         2
    299    053560   AL SUPER FIT BURNERS            120         2
    300    053564   AL YOHIMBIZED LIQUID EXTRACT      2         2
    301    053565   AL YOHIMBIZED                    50         2
    302    053566   AL YOHIMBE POWER MAX AMPULES     10         2
    303    053567   AL GINSENG POWER MAX AMPULES     10         2
    304    053576   AL TONA LEAN                     60         2
    305    053577   AL TRIBEST ACTION                60         2
    306    053578   AL ULTRA FAT BURNER              60         2
    307    055411   TL COD LVR OIL EMUL ORNG-334     12         2
    308    056211   NAT BR GARLIC-PARSLEY CAPS      100         4
    309    057311   GNC AM/PM ULTRA MEGA             75         2
    310    057915   MDP SWISS KRISS TB LAXATIVE     120         2


Retail Agreement:              GNC-RITE AID OPENING ORDER                12/8/98
Exhibit C-1

                                                                           Suggested
Record           Item #    Description                            Size       Order
------------------------------------------------------------------------------------
 311             058611    MDP SWISS KRISS TABS                     250           2
 312             058701    SD OSTEO BI FLEX                          90           4
 313             059711    GNC WOM ULTRA MEGA                        90          24
 314             059721    GNC WOM ULTRA MEGA                       180          12
 315             060411    GNC MEGA MEN                             100          24
 316             060421    GNC MEGA MEN                             200          12
 317             060511    WMS UM NO IRON                            90          12
 318             060521    WMS UM NO IRON                           180           6
 319             062011    HP SAW PALMETTO FORMULA                   60           2
 320             062021    GNC MENS ULTRA SAW PALMETTO               60           6
 321             062031    MENS ULTRA SAW PALMETTO                  120           4
 322             063211    HP GLUCOSAMINE SULFATE FORMUL             60           2
 323             063311    HP GINKGO BILOBA FORMULA                  30           2
 324             063811    GNC VEGETARIAN D 400IU                   100           2
 325             064311    GNC NAT E 100IU MIXED                    100           4
 326             065111    GNC VEG A&D                              100           2
 327             065511    GNC NATURAL DRY E 200 IU                 100           4
 328             066011    GNC A & D SUPER DRY                      100           2
 329             067211    GNC NATURAL E/SELENIUM                    90           4
 330             069111    GNC ALOE VERA CAPSULES 5000 M            100           6
 331             071911    HP ANTIOXIDANT                            60           2
 332             073611    FB HAIR SKIN NAILS                        75           2
 333             073621    FB HAIR SKIN NAILS                       135           2
 334             074325    FB COLON GREEN CAPS                      150           2
 335             074240    FB COLON GREEN POWDER                     10           2
 336             076429    NXT SOY N WHEY VANILLA                     1           2
 337             076557    SLRY CRAN ACTIN-840                       60           2
 338             076828    4 HI SUPER CLEANSE                       100           2
 339             076830    4 HI MULTI PLUS                          150           2
 340             076831    4 HI AM/PM ULTIMATE CLEANSE              120           2
 341             076832    4 HI REZYME                              150           2
 342             076834    4 HI CANDISTROY                          120           2
 343             076869    SPH PROMX CHOC PNT CRN BAR IN             75          24
 344             076872    SPH PROMAX DBL FDG BRW BAR                75          24
 345             076875    SP PROMAX BAR RASP TRUFFL                 75          24
 346             076877    SP PRO MAX BAR APPLE PIE                  75          24
 347             076878    SFI PRO MAX BAR MOCHA                     75          24
 348             077111    GNC NAT. ULTRA E 400IU                    90           4
 349             077211    GNC NAT. ULTRA E 1000 IU                  90           4
 350             077311    GNC NAT E 600IU MIXED                     60           4
 351             077411    GNC NATURAL E 600IU                       60           4
 352             077511    GNC TOCOTRIENOL COMPLEX                   30           4
 353             077711    GNC NATURAL E 400IU                       90          12
 354             077721    GNC NATURAL E 400 IU                     180           6
 355             077731    GNC NATURAL E 400IU                      360           6
 356             077811    GNC NAT E 400IU MIXED                     90          12
 357             077821    GNC NAT E 400IU MIXED                    180           8
 358             077831    GNC NAT E 400IU MIXED                    360           6
 359             077911    GNC NATURAL E/SELENIUM                    90           6
 360             078021    PO ROYAL JELLY 500MG                      30           2
 361             078111    PO ROYAL JELLY LQ                         11           2
 362             078511    PO ROYAL JELLY LQ 14000IU                 11           2
 363             078711    GNC WOM CAL SUPPORT                       90           2
 364             078911    GNC OPTIMIZED LECITHIN                   100          24
 365             078921    GNC OPTIMIZED LECITHIN                   500           2
 366             079022    NB CHARCOAL CAPS                         100           4
 367             079121    NAT BR BEE POLLEN GRANULES                10           4
 368             079511    GNC NAT E 200IU MIXED                    100           6
 369             079911    GNC OPTIMIZED LECITHIN 500 MG            100           2
 370             080711    GNC TR ESTER C 500MG                      90           6
 371             081301    NB FLAX SEEDS                             15           4
 372             081334    HFS FIPRO FLAX                            15           2

Retail Agreement:        GNC-RITE AID OPENING ORDER                      12/8/98
Exhibit C-1

                                                             Suggested
Record    Item #    Description                       Size    Order
----------------------------------------------------------------------
373       081360    NB BORAGE OIL                       2         4
374       081361    NB EVENING PRIMROSE OIL             2         4
375       081362    NB FLAX SEED OIL                    8         4
376       081555    HFS SOY ESSENTIALS 5200            60         2
377       081811    NAT BR BEE POLLEN 500MG TBS       100         4
378       081821    NAT BR BEE POLLEN 500MG TBS       250         4
379       081925    HFS BEE POLLEN FROM ENGLAND        90         2
380       082111    GNC TR ESTER C 1000MG              90         6
381       082511    HFS ROCKET FUEL                     1         2
382       083111    GNC VIT C/BIOFLAVONOIDS            90         6
383       085311    GNC GLUCOSAMINE SULFATE            30        18
384       085321    GNC GLUCOSAMINE                    90         6
385       085811    NAT BR MILK DIGESTANT TBS         250         4
386       086011    NAT BR APPLE PECTIN               100         4
387       086211    GNC BETA CAROTENE 6MG CAPS        100         2
388       086811    GNC NATURAL E 1000IU               30         4
389       086821    GNC NATURAL E 1000IU               60         6
390       086832    GNC NATURAL E 1000IU              120         6
391       086915    GNC SYNTHITIC E LIQUID              2         6
392       086917    GNC NATURAL E LIQUID 200            2         8
393       087611    GNC BUFF CHEWC 500MG               60         4
394       087911    GNC 1G C NO CITRUS                 90         4
395       088211    NAT BR BEE POLLEN 1000MG           90         4
396       088411    KAL HAIR FORCE                     60         2
397       088511    KYOL RESERVE 60 CPS 200-41         60         2
398       088512    NB ULTRA ACIDOLPHILUS              90         4
399       088611    KYOL GARLIC CPS-10141             100         2
400       088621    KYOL GARLIC CPS-10142             200         2
401       088821    KYOL YST-FREE GARLIC-10032        200         2
402       089141    KYOL KO-GREEN-700-55                3         2
403       089151    KYOL LIQ EXTRACT 100-20             2         2
404       089311    KYOL YST-FR GARLIC CPS-100-41     100         2
405       089321    KYOL YST-FR GRLC CP-100-42        200         2
406       089511    KYO DOPHILUS 90 CP-600-49          90         4
407       089521    NB CHEW ACIDPHL JUNIOR GRAPE      120         4
408       089531    NB ACIDOPHILUS W/OUT FOS           60         4
409       089541    CH ACIDOPHILUS CHEWABLE G          60         2
410       089811    GNC NAT E 1000 IU MIXED            30         6
411       089821    GNC NAT E 1000 IU MIXED            60         6
412       090011    GNC WHEAT GERM OIL CAPS           100         2
413       090839    ENZ THRPY REMIFEMIN               120         5
414       090841    ENZ GARLINASE 4000                 30         2
415       090873    ENZ CELL FORTE' W/IP-6            120         2
416       090902    PP-PRO-RX-STRAWBERRY               24         4
417       090911    EAS PHOSPHAGEN-100 GRAM           100         4
418       090912    EAS PHOSPHAGEN-210 GRAM           210         4
419       090913    EAS V2G - 180 CAPS                180         2
420       090914    EAS GKG - 120 CAPS                120         2
421       090915    EAS PHOSPHAGEN-325 GRAM           325         4
422       090919    EAS PHOSPHAGEN HP FRT PNCH         32         6
423       090923    EAS CLA                            90         2
424       090935    EAS PHOSPHAGEN HP FRT PNCH          4         6
425       090936    PP PHOSPHAMASS CHOC                 3         2
426       090937    PP PHOSPHAMASS VAN                  3         2
427       090938    PP PRO RX CHOCOLATE                24         4
428       090939    PP PRO RX VANILLA                  24         4
429       090944    EAS PHOSPHAGEN HP GRAPE            32         6
430       090945    EAS PHOSPHAGEN HP LEMON LIME       32         6
431       090946    PP CLA                             90         6
432       090948    EAS BETAGEN                        21         6
433       090949    EAS BETAGEN                         7         6
434       090951    EAS CYTOVOL                       225         2

RETAIL AGREEMENT:           GNC-RITE AID OPENING ORDER                   12/8/98
EXHIBIT C-1

                                                                 SUGGESTED
RECORD       ITEM #    DESCRIPTION                      SIZE       ORDER
--------------------------------------------------------------------------
435          090956    EAS MYOPLEX PLUS DEL CHOC          20        6
436          090958    EAS MYOPLEX PLUS DELUXE VAN        20        6
437          090960    EAS PHOSPHGAIN II VANILLA           3        2
438          090961    EAS PHOSPHAGAN II CHOCOLATE         3        2
439          090963    EAS PHOSPHAGEN 1000GRAMS         1000        2
440          090964    EAS PHOSPHAGEN 510GRAMS           510        4
441          090968    EAS PHOSPHAGEN HP GRAPE 42 SE       4        6
442          090969    EAS PHOSPHAGEN HP LEM LIME 42       4        6
443          090972    EAS PHOSPHAGAIN II STRAWBY          3        2
444          090973    EAS MYOPLEX BAR CHOC PNTBTR         3       24
445          090974    EAS MYOPLEX BAR-CHOC                3       24
446          090977    EAS SUPPLEMENT REVIEW BOOK          1        6
447          090978    EAS MYOPLEX PLUS DULUXE STRAW      20        6
448          090979    EAS-HMB                           120        6
449          090980    EAS HMB                           360        6
450          090981    EAS STRUCTURE EFA                 120        2
451          090991    EAS NEURO GAIN                     14        2
452          090999    EAS NEURO GAIN TABS               120        2
453          091001    EAS PRECISION PROTEIN CHOC.       908        6
454          091002    EAS PRECISION PROTEIN VAN         908        6
455          091011    GNC WOM SOLOTRON                  120        2
456          091021    GNC WOM SOLOTRON                  240        2
457          091511    GNC CHERRY DROPS 500MG             90        6
458          091611    GNC CITRUS FREE CHEW C 500         60        4
459          091822    GNC ACEROLA 100MG NO SUGAR        180        6
460          091911    GNC ACEROLA 250 MG NO SUGAR        90        6
461          092513    NAT BR PAPAYA ENZYME TBS PM       100        6
462          092523    NAT BR PAPAYA ENZYME TBS          250        8
463          092533    NAT BR PAPAYA ENZYME TBS PM       600        6
464          092811    NB WHEAT BRAN TABS 1000 MG        100        4
465          093011    GNC VITAMIN C /ECHINACEA           90        4
466          093111    GNC PRIMA-C 500MG TR               90        2
467          093211    GNC PRIMA-C 1000MG TR              90        2
468          093611    GNC ESTER C 500 MG                 90        6
469          093711    GNC ESTER C 1000 MG                90        6
470          093911    GNC CALCIUM DROPS CHEWABLE         90        4
471          094400    WWS PURE PROTEIN PNT BTR           78       24
472          094401    WWS PURE PROTEIN CHOC BAR          78       24
473          094411    GNC CALCIUM 1000                   90        6
474          094511    GNC CALCUIM COMPLETE               90       26
475          094521    GNC CALCIUM COMPLETE              180        6
476          094531    GNC CALCIUM COMPLETE              360        6
477          094711    GNC CALCIUM COMP LIQ CPS           90        4
478          095411    GNC FAST CAL 500 W/BORON          120        4
479          095711    GNC SOLOTRON PLUS                  90        2
480          095721    GNC NO EPH SOLOTRON PLUS          180        2
481          096311    GNC CALCIUM PLUS                  250        6
482          096321    GNC CALCIUM PLUS                  500        6
483          096413    GNC VIT C CAPS 1000MG             100        4
484          096423    GNC VIT-C CAPS 1000MG             250        4
485          096711    GNC MANDARIN ORG VIT C SUGFRE      90        6
486          097211    GNC CALCIUM MAGNESIUM TBS         100        6
487          097311    GNC CALCIUM CITRATE               180        4
488          097811    GNC POTASSIUM W/ELECTROLYTES       60        2
489          098111    GNC CALCIUM CITRATE PLUS          180        4
490          098411    GNC BORON TRIVALENT 3MG           100        2
491          098511    GNC COPPER 2MG CHELATED           100        2
492          098811    GNC SYNTHTIC E 100IU               90        4
493          098911    GN SYNTHITIC 1000IU                90        4
494          099011    GNC VITAMIN K 100 MCG             100        2
495          099213    GNC VITAMIN C 1000MG              100        6
496          099223    GNC VITAMIN C 1000MG              250        6

Retail Agreement:        GNC-RITE AID OPENING ORDER                      12/8/98
Exhibit C-1

                                                             Suggested
Record    Item #    Description                       Size     Order
----------------------------------------------------------------------
497       099253    GNC VITAMIN C 1000MG               500        6
498       099313    GNC B-12 500 MG                    100        6
499       099323    GNC B-12 500 MCG NSQ               250        6
500       099413    GNC VITAMIN C 500MG                100       52
501       099423    GNC VITAMIN C 500MG                250        6
502       099453    GNC VITAMIN C500MG                 500        6
503       099511    GNC ULTRA MEGA MINERALS             90        4
504       099611    GNC MULTIMEGA MINERALS             100        4
505       099621    GNC MULTIMEGA MINERALS             250        4
506       100111    GNC BETA CAROTENE 15MG CPS          90        4
507       100121    GNC BETA CAROTENE 15MG CPS         180        4
508       100131    GNC BETA CAROTENE 15MG             360        4
509       100412    GNC PANTO ACID 500 MGS             100        4
510       100611    GNC TEEN'S MULTIPLE                180        6
511       100812    GNC B-6 50 MG                      100       20
512       101111    GNC B-6 50MG W/HERBS                90        6
513       101811    GNC ZINC PICOLINATE                 90        4
514       102121    GNC SOLOTRON IMP CHEW/NUTRASW       90        4
515       102211    GNC ZINC 10MG TBS                  100       24
516       102311    GNC ZINC 100MG TBS                 100        6
517       102711    GNC MANGANESE 10 MG                100        2
518       103911    GNC CHERRY ZINC LOZENGE             30        6
519       103921    GNC ZINC LOZENGE CHERRY             60        6
520       104511    GNC WOM PRENATAL FORMULA           120       12
521       104911    GNC ULTRA ZINC/LOZENGE              48       12
522       105011    ADV PROSTEX                        100        2
523       105828    PNI KIDS PLEX JR                     1        2
524       105830    PNI KIDS PLEX JR CHOCOLATE          19        2
525       105833    GNC KIDS A+ CHOC                    19        4
526       106311    GNC BUFFERED C 1000MG              100        4
527       106411    GNC TRIPLE LECITHIN                100        4
528       106421    GNC TRIPLE LECITHIN                180        6
529       106511    GNC TRIPLE LECITHIN PLUS           100        2
530       106611    GNC CONC FISH BODY OILS             90        4
531       106631    GNC CONC. FISH BODY OILS           180        4
532       106632    GNC CON. FISH BODY OILS            360        6
533       107711    GNC PUMPKIN SEED OIL CP 1000M      100        2
534       108211    GNC C 500MG BUFFERED               100        4
535       109011    GNC MELATONIN 3MG                   60       12
536       109021    GNC MELATONIN                      120        6
537       109511    GNC SUBLINGUAL MELATONIN            60        4
538       109521    GNC MELATONIN                      120        6
539       110911    GNC SYNTHITIC E 400 IU              90        6
540       110912    GNC SYNTHITIC E 400IU              180        6
541       111496    IH NATURAL PAIN RELIEF              90        4
542       112711    GNC MULTI-GEL                       60        2
543       112721    GNC MULTI-GEL                      120        2
544       113311    GNC SOD                             50        4
545       116211    HO PERFECT JOINT COMB               60        2
546       118611    GNC GLUCARATE                       60        4
547       119111    GNC CLA                             60        4
548       119211    GNC CHILD MULTICHEW                 30        6
549       119311    TEENS CAL PLUS                      60        2
550       119611    GNC LECITHIN PLUS                  100        2
551       120311    GNC CALCIUM CITRATE MALATE         120       12
552       120321    GNC CALCIUM CITRATE MALATE         240       12
553       120411    GNC DHEA 5MG                        60        2
554       124111    GNC NAC/GLUTATH 600/100MG           60        4
555       124311    GNC LYSINE 500MG                   120        6
556       124611    GNC QUERCETIN                       60        4
557       124711    GNC LACTOFERRIN 50MG                60        2
558       124811    GNC BIOTIN 600MCG                  120        6

Retail Agreement:                GNC-RITE AID OPENING ORDER              12/8/98
Exhibit C-1

                                                                Suggested
Record    Item#      Description                         Size     Order
-------------------------------------------------------------------------

559       126311     GNC DHA                               30       2
560       126321     GNC DHA                               60       2
561       126711     CHILD SPORTKIDS CHEWABLE             120       4
562       126811     GNC NAC CAPSULES 600MG                60       4
563       126911     GNC 100MG ALPHA LIPOIC                60       4
564       127911     GNC 50MG ALPHA LIPOIC ACID            60       4
565       128211     GNC L-TYROSINE 1000MG                 30       4
566       128611     GNC TMG                               30       2
567       128911     GNC ESTER C 1000MG HS                 90       6
568       129511     GP CHL (CHOLESTEROL)                  30       2
569       129611     GNC MSM                              120       6
570       129711     GNC CARTICIN SHARK CART               10       4
571       130711     GNC ESTER C500 CAPSULES               90       6
572       131611     GNC MELATONIN TR                      60       4
573       133411     CHWBL VIT C 500MG/ACEROLA 90          90       6
574       133421     CHWBL VIT C 500MG/ACEROLA 180        180       6
575       133501     CHWBL VIT C 100MG/ACEROLA 90          90       6
576       133521     CHWBL VIT C 100MG/ACEROLA 180        180       6
577       133531     CHWBL VIT C 100MG/ACEROLA 360        360       6
578       133811     CHWBL VIT C 300MG/ACEROLA 90          90       6
579       133821     CHWBL VIT C 300MG/ACEROLA 180        180       6
580       133911     GNC SALMON OIL                       180       4
581       134711     CH ZINC ECHINACEA CHEWABLE            30       2
582       135811     TN YOUNG WNS MINERAL SUPL             30       2
583       135911     GNC GAMMA-ORYZANOL                    90       2
584       136311     GNC GLA GAMMA LIN ACID                60       2
585       136411     GNC VIT C W/QUERCETIN 800             60       4
586       136611     GNC VIT C 500 CAPSULES                90       4
587       136811     GNC MAGNESIUM 500                    120       6
588       137111     GNC VM GREEN                          60       2
589       137121     GNC VM GREEN                          90       4
590       137131     GNC VM GREEN                         180       4
591       137511     GNC VITAMIN C 500 SOFTGEL             60       4
592       137711     MNS MATURE MULTI ONE                  60       2
593       138311     ML PLATINUM YEARS MULTI               90       4
594       138511     GNC UM GOLD                           60       2
595       138521     GNC UM GOLD                           90       6
596       138531     GNC UM GOLD                          180       4
597       138911     WOM PRE-NAT NO IRON                  120       8
598       140111     GNC CH CHEW VIT/MIN                   60       2
599       140121     GNC CH CHEW VIT/MIN                  120       4
600       140311     GNC CH MULTI W/IRON                   90       2
601       140911     CHILDREN'S MULTI WI CALCIUM           30       2
602       141511     GNC TEEN'S CHEWABLE MULTI             60       2
603       141611     GNC CH CHEW MULTI                     90       4
604       141911     CHAL BODY BUILDER PROTEIN PWD         16       2
605       142012     CHAL 95% PROTEIN UNSWEET VAN           4       6
606       142015     CHAL 95% PROTEIN VAN                  16       6
607       142811     GNC B-COMPLEX W/GINSENG               30       4
608       143211     GNC GAMMA-TOCOTRIENOL                 30       4
609       143611     GNC CAL/MAG/D                        180       6
610       143711     GNC B-COMPLEX W/ST JOHNS              30       4
611       143911     GNC VIT C W/BIOFLAV                  120       4
612       144111     GNC VIT D 400                        180       4
613       144211     GNC B-COMPLEX TR                      60       4
614       144311     GNC VITAMIN D 700IU                   90       2
615       144321     GNC VITAMIN D 700 IU                 180       2
616       144411     CHAL 95% PROTEIN CHOC W/ASP           16       8
617       144412     CHAL 95% PROTEIN CHOCOLATE             4       6
618       144511     GNC BETA CAROTENE 25                  60       2
619       145011     CHAL 95% PROTEIN VAN W/ASP            16       6
620       145012     CHAL 95% PROTEIN VANILLA               4       6

Retail Agreement:              GNC-RITE AID OPENING ORDER                12/8/98
Exhibit C-1

                                                                           Suggested
Record           Item #    Description                            Size       Order
------------------------------------------------------------------------------------
621              145111    CHAL 95% PROTEIN STRBY W/ASP             16            6
622              145112    CHAL-PROTEIN-95 STRAW ASP                64            6
623              145911    GNC PHOSPHOROUS 500                      60            4
624              146111    GNC L-CARN 100MG                         30            4
625              146211    GNC GSA SODIUM-FREE                      30            4
626              146711    GNC ZINC 30 CAPS                        120            6
627              146811    GNC CCM 250 PLUS D 125                   90            4
628              147511    GNC DMG                                  90            2
629              147611    LECITHIN 1200                            90            2
630              147621    LECITHIN 1200                           180            2
631              147711    GNC HOMOCYSTEINE SUPPORT                 60            6
632              147911    CHAL MILK&EGG PROT VAN W/ASP             16            2
633              148011    CHAL MILK&EGG PROT CHOC W/ASP            16            2
634              148111    CHAL MILK&EGG PROT STRBY W/AS            16            2
635              148211    GNC CARNOSINE AOY                        30            4
636              148711    GNC B-12 1500                            90            4
637              148811    GNC TRANS-NEURO B                        90            2
638              149111    GNC PHYTIC ACID                          60            4
639              149222    GNC CHERRY COD LIVER OIL                 16            4
640              150111    GNC SQUALENE OIL                         60            2
641              150411    GNC GOLDMINDS DHA                        60            2
642              150511    GNC SQUALAMINE                           30            2
643              150911    GNC UMG NO IRON                          90            4
644              150921    GNC UMG NO IRON                         180            4
645              151011    GNC UM II NO IRON                        90            4
646              151021    GNC UM II NO IRON                       180            2
647              151311    GNC SOLOTRON                             30            8
648              151321    GNC SOLOTRON                             90            4
649              151331    GNC SOLOTRON                            240            2
650              151411    GNC SOLOTRON NO IRON                     90            2
651              151821    GNC CAROTENOID COMPLEX                   60            2
652              151911    GNC DODECANOIC ACID                      60            2
653              161511    GNC CHEWABLE E 200                       60            4
654              161611    GNC CHEWABLE E 400                       60            4
655              161711    GNC BLENDED E 400 IU                     60           66
656              161811    GNC BLENDED E 1000IU                     60            8
657              162211    GNC VEGETARIAN NATURAL E                 60            4
658              162611    GNC DRY E 400IU                          90            4
659              162621    GNC NAT E 400IU DRY                     180            4
660              168400    DMS FIBROMALIC                          180            2
661              169701    GNC SAM-E ADEMENTIONE                    30            4
662              171912    CHALL LIQUID PROTEIN                     32            2
663              201193    MLO PROTEIN 21M PNTBTR CHOC               3           24
664              201194    MLO PROTEIN 21 CHOC CHOCBR                3           24
665              217345    WISCONSIN GINSENG                        60            2
666              217601    GG PANAX GINSENG 10                      10            4
667              217602    GG PANAX GINSENG 30                      30            4
668              235111    GNC GSA SODIUM FREE                      30            4
669              235211    GNC LYSINE 500 TR                        60            6
670              238511    OPT-X-PHEDRA WITH CLA                    60            2
671              240211    MNS YOHIMBE 451MG                        60            8
672              240411    MNS INVIGORA                             60            6
673              242211    MNS NEUROCITE                            60            4
674              243011    NB ALOE HAIR,SKIN,NAI                   100            4
675              243111    NB ALOE INNER GEL                       100            4
676              243711    WNS HERBAL BALANCE W/SOY                 30            4
677              245211    WMS BEGINNING                            60            2
678              246511    VITAMIN C BIOFLAVONOIDS PLUS            120            4
679              246711    WOMEN'S UT FORMULA                       60            2
680              247711    MEN'S ULTRA NOURISHHAIR CTN              60            2
681              247721    MEN'S ULTRA NOURISHHAIR CTN             120            2
682              247811    GNC B-COMPLEX T.R.75MG                   60            4

Retail Agreement:              GNC-RITE AID OPENING ORDER              12/8/98
Exhibit C-1

                                                                                                                        Suggested
 Record                  Item                  Description                                         Size                   Order
----------------------------------------------------------------------------------------------------------------------------------
    683                 247911                GNC FEMG B COMPLEX                                     60                         2
    684                 249011                MENS GINSENG FORMULA                                   60                         2
    685                 249111                GNC MEN'S OYSTER EXTRACT                               60                         2
    686                 249511                GNC ZINC FOR MEN                                       90                         2
    687                 249811                GNC MEN'S VITALITY FORMULA                             30                         2
    688                 249821                GNC MEN'S VITALITY FORMULA                             60                         2
    689                 251311                GNC NIACIN 250MG                                      100                         4
    690                 252011                GNC RNA/DNA 250MG TR                                   90                         2
    691                 253214                GNC FOLIC ACID 800 MCG PI                             100                         6
    692                 253614                GNC B-12 1000 MCG                                     100                         6
    693                 253814                NAT BR BETAINE HYDROCHLORIDE                          100                         4
    694                 253914                GNC ZINC 50MG TBS                                     100                         6
    695                 253921                GNC ZINC 50MG                                         250                         6
    696                 254014                GNC MAGNESIUM 250MG                                   100                         6
    697                 254114                GNC NIACIN 500MG TBS                                  100                         4
    698                 254120                NH ST JOHN'S POWER 3%                                  90                         2
    699                 254124                NH SAW PALMETTO PWR 320                                30                         2
    700                 254125                NH ST JOHN'S PWR 3%                                   180                         2
    701                 254127                NH KAVA KAVA ROOT 264                                 100                         2
    702                 254529                NH ECHINACEA GOLDNSL CMBO-115                         100                         2
    703                 254536                NH BILBERRY POWER-1155                                 60                         2
    704                 254537                NH BRONCEASE-1105                                      60                         2
    705                 254547                NH ECHIN POWER-1166                                    60                         2
    706                 254568                NG MILK THISTLE POWER-1260                             50                         2
    707                 254573                NH CASCARA SAGRADA-226                                100                         2
    708                 254577                NH CRNBRY EXT-230                                     100                         2
    709                 254578                NH DAMIANA-240                                        100                         2
    710                 254582                NH ORG ECHINACEA ROOT-325                             100                         2
    711                 254583                NH FEVERFEW-246                                       100                         2
    712                 254585                NH SILICA POWER-1273                                   60                         2
    713                 254586                NH STRESS RELEASE-1270                                 60                         2
    714                 254592                NH GINGER ROOT-245                                    100                         2
    715                 254594                NH GOLDNSL ROOT-257                                    50                         2
    716                 254595                NH GOLDNSL ROOT-256                                   100                         2
    717                 254596                NH GOLDNSL HERB-255                                   100                         2
    718                 254603                NH VALERIAN ROOT-289                                  100                         2
    719                 254615                NH ECHIN ANGUSTIFOLIA-309                             100                         2
    720                 254620                NH GINKGO POWER ECON-51385                             50                         2
    721                 254625                NH GINSENG SARSAPARILLA-127                           100                         2
    722                 254627                NH EYEBRIGHT-308                                      100                         2
    723                 254687                NH PYGEUM POWER-1261                                   60                         2
    724                 254690                NH ECHIN-GOLDNSL SUPER-7115                           250                         2
    725                 254694                NH ALOE VERA INNER LEAF-204                           100                         2
    726                 254696                NH CAYENNE SUPER-7222                                 250                         2
    727                 254697                NH CHARCOAL-234                                       100                         2
    728                 254803                NH SAW PALMETTO-276                                   100                         2
    729                 254899                NH GINSENG, SIBERIAN-250                               50                         2
    730                 254911                GNC WOM GELATIN                                        50                         4
    731                 254921                GNC WOM GELATIN                                       120                         2
    732                 255214                GNC B-6 100 MG                                        100                         6
    733                 255412                GNC ZINC 30MG TBS                                     100                         6
    734                 255511                GNC NIAGN FLUSH FREE                                   90                         4
    735                 255612                GNC B-2 50MG TABS                                     100                         2
    736                 255812                GNC BIOTIN 300MCG TBS                                 100                         4
    737                 255912                GNC CHOLINE 250MG TBS                                 100                         4
    738                 256014                GNC FOLIC ACID 400 MCG                                100                        24
    739                 256212                GNC PANTO ACID 100 MG                                 100                         4
    740                 256411                GNC PANTO ACID 250 MG                                 100                         4
    741                 256714                GNC POTASSIUM GLUCONATE                               100                         4
    742                 256814                GNC P A B A 500 MG TABS                               100                         4
    743                 256911                GNC CITRUS BIOFLAV 1000MG                             100                         4
    744                 257211                GNC POTASSIUM ASP MAGNESIUM AS                        120                         4

                           GNC-RITE AID OPENING ORDER

Retail Agreement:                                                        12/8/98
Exhibit C-1

                                                                      Suggested
Record    Item #   Description                              Size        Order
-------------------------------------------------------------------------------
745       257221    GNC POT/MAG ASPARTATE                   240            4
746       257301    NH HAWTHORN FLWR,LEAVE-261              100            2
747       257331    NH GLDNSEAL ROOT EXT-2329                 2            2
748       257341    NH GINKGO POWER SUPER-71385             150            2
749       257359    NH GINKGO PHYTOSOME-41385                60            2
750       257391    NH SAW PALMETTO 250-7276                250            2
751       257393    NH CHLORELLA BETTER-310                 100            2
752       257396    NH ECHINACEA/GLDNSL PWR-1131             60            2
753       257397    NH ECHINACEA/VITAMIN C-114              100            2
754       257398    NH ECHINACEA PWR (SUPER)-1130            60            2
755       257399    NH CRANBERRY FRUIT-228                  100            2
756       257401    NH CAT'S CLAW-227                        50            2
757       257416    NH ELDERBERRY FLOWERS-313               100            2
758       257418    NH NETTLE POWER-1176                     30            2
759       257421    NH ELDRBRY ECHIN GLDNSL 116             100            2
760       257422    NH KAVA KAVA PWR 1161                    30            2
761       259511    GNC B-1 300MG                           100            2
762       259611    GNC TR B-6 200 MG                       100            4
763       260611    OPT NO EPH ENERGEL                       60            6
764       260621    OPT NO EPH ENERGEL                      120            6
765       260911    OPT VITA RUSH                            60            4
766       261311    OPT MEN'S ENERGY                         60            4
767       261411    OPT WOMEN'S ENERGY                       60            4
768       261611    WOMEN'S ULTRANOURISHAIR                  60            2
769       261911    OPT GINSENG RUSH                         60            4
770       262111    OPT ENERGY PAK                           30            4
771       262211    OPT GUARANA RUSH                         60            4
772       262311    OPT EXT STR HERBAL RUSH                  60            4
773       262321    OPT XTRA STRENGHT HERBAL RUSH           120            4
774       262611    OPT ENERGIZER                            60            4
775       263211    OPT THERMOGENIC FORMULA                  60            2
776       264011    GNC WOM EPO                              50            4
777       264021    GNC WOM EPO                              90            4
778       264031    GNC WOM EPO                             200            4
779       264311    GNC WOM PMS FORMULA                     100            2
780       264511    GNC WOM MENOPAUSE                       100            2
781       264611    GNC WOM WATER BALANCE                   100            2
782       264811    OPT CHITOSAN                            120            6
783       264821    OPT CHITOSAN 500MG                      250            6
784       265011    GNC WOM CITRIMAX                         90            2
785       265211    NB EVENING PRIMROSE OIL                  90            4
786       265411    NB FLAX SEED OIL                         90           12
787       265421    NB FLAX SEED OIL CAPS                   180            6
788       265511    NB BORAGE OIL                            90            4
789       265611    GNC WOM MEGA EPO                         50            6
790       265621    GNC WOM ULT EPO                         120            4
791       265711    GBC WOM SILICA                          100            2
792       266011    GNC WOM HAIR,SKIN & NAILS                90            6
793       266021    GNC WOM HAIR,SKIN & NAILS               180            4
794       266311    GNC PHOSPHATIDY/SERINE                   30            4
795       266611    GNC GLUCOSAMINE 1000MG                   30            6
796       266621    GNC GLUCOSAMINE 1000MG                   90            6
797       266711    GNC WOM DONG QUAI/ROYAL JELLY           100            2
798       267011    GNC CHONDROITIN SULFATE                  30            6
799       267021    GNC CHONDROITIN SULFATE                  60            6
800       267411    OPT 2 STRNGTH CHITOSAN PLUS             120            6
801       267511    GNC GABA 750MG                           90            2
802       267600    OD-DIETERS TEA-NAT LEMON                 30            2
803       267610    OD-DIETERS TEA-CINNEMON                  30            2
804       267703    KWAI HIGH POTENCY GARLIC 60TB            60            2
805       267704    KWAI HIGH POTENCY GARLIC 120T           120            2
806       267705    LP KIRA                                  45            2
-------------------------------------------------------------------------------

Retail Agreement:         GNC-RITE AID OPENING ORDER                     12/8/98
Exhibit C-1

                                                                       Suggested
Record     Item#     Description                               Size      Order
--------------------------------------------------------------------------------
  807      269011    GNC GLUCO/CHOND 250/200MG                  90          6
  808      270710    TRIMEDICA MSM 500 MG                      250          2
  809      270733    TRIMEDICA MSM 1000MG                      120          2
  810      272753    TRIMEDICA 5HTP #235                        60          6
  811      271911    OPT CLA 1000MG                             50          2
  812      274011    OPT PEPTIDE FM 250MG                       90          2
  813      274211    OPT PYRUVATE 750MG                         60          2
  814      274311    OPTIBOLIC CIWUJA/TIMED RELEAS              60          4
  815      275111    OPTIBOLIC CIWUJIA                          90          4
  816      275811    OPT OPTIMAX REFORM                         60          2
  817      276111    OPT KETO-THERM                             90          4
  818      276311    OPTIBOLIC X-PHEDRA ENEGEL                  90          6
  819      276511    GNC GLUCO\CHOND 500/400MG                  60         18
  820      277311    MEN'S LIVE WELL MULTI                      60          2
  821      277511    WOMENS LIVE WELL MULTI                     60          2
  822      277611    GNC DEOD FISH BODY OILS                   180          6
  823      277711    GNC GSA/CSA 750/600                        30         18
  824      277721    GNC GSA/CSA 750/600                        60         18
  825      277911    GNC TEEN SKIN TABS                         50          2
  826      279221    NOURISH HAIR SUPER BIOTIN 200             200          2
  827      279621    NOURISH HAIR ULTRA 120'S                  120          2
  828      281111    GNC WNS CAL-PLUS                           90          2
  829      282811    GNC SOY IPRI FLAVONE                       30          4
  830      283611    GNC I-PINITOL                              30          2
  831      283711    WMS PYRUVATE 500MG                         60          2
  832      283811    GNC DMAE                                   60          2
  833      283911    GNC D-RIBOSE                               60          2
  834      284111    GNC PANTETHINE COMPLEX                     30          4
  835      285111    WMNS MONTHLY PHYTOESTROGEN                120          6
  836      285411    MNS LIVE WELL CAPSULES                     60          2
  837      285511    WMS LIVE WELL CAPSULES                     60          2
  838      289209    ABB SUPER SHAKE STRAWBRY                   12         24
  839      289210    ABB SUPER SHAKE VANILLA                    12         24
  840      289211    ABB CHOC PROTEIN SHAKE 12OZ                12         24
  841      289222    ABB BULK TRPPNCH                           22         24
  842      289236    ABB CUT FORCE PINK GRPFRT                  18         24
  843      289240    ABB BLUE THUNDER REFORM                    22         24
  844      289243    ABB CRITICAL MASS                          18         24
  845      289244    ABB RIPPED ORANGE                          18         24
  846      289245    ABB RIPPED FRTPNCH                         18         24
  847      289246    ABB CRITMASS SUNSHINE P.                   18         24
  848      289247    ABB HIGH VOLTAGE PASSION PNCH              22         24
  849      289249    ABB INFERNO FRT PNCH                       18         24
  850      289250    ABB XXL TROPICAL PUNCH                     24         24
  851      289251    ABB KICK SOME MASS ORANG 5547              22         24
  852      289252    ABB KICK SOME MASS PUNCH 5547              22         24
  853      289259    ABB RIPPED FORCE GRAPE                     18         24
  854      289271    ABB PURE PRO WILD BERRY                    22         24
  855      289272    ABB PURE PRO WILD BERRY                    22         24
  856      289312    ABB 18 OZ CARB FRUIT PUN                   18         24
  587      289313    ABB 18OZ CARB GRAPE                        18         24
  858      289314    ABB 18OZ CARB LEM/LIME                     18         24
  859      289316    ABB 18OZ CARB ORANGE                       18         24
  860      289318    ABB 18OZ CARB WATERMELON                   18         24
  861      292111    DH CRANBERRY CONCENTRATE                   16          2
  862      292112    DH BLACK CHERRY CONCENTRATE                16          2
  863      300000    PP PRO CITRUS                             900          6
  864      310001    PN NADH                                    30          4
  865      317011    GNC COLON PURE                             24          4
  866      317021    GNC COLON PURE                             12          4
  867      317031    GNC CITRUS COLON PURE                      12          4
  868      317032    NB CITRUS COLON PURE                       24          4

Retail Agreement:         GNC-RITE AID OPENING ORDER                     12/8/98
Exhibit C-1

                                                                       Suggested
Record     Item #      Description                             Size      Order
--------------------------------------------------------------------------------
  869       317911     GNN GUARANA DIET                           90         2
  870       320621     CC BAHAMIAN DIET                           19         2
  871       334831     CHAL TR AMINO 4800                         60         2
  872       334841     CHAL TR AMINO 4800                        120         2
  873       335011     CH AMINO 3000                             180         2
  874       348011     OPT DIETGEL W/SYNEPHERINE                  60         2
  875       350390     PP BEEF PROTEIN                            24         2
  876       350391     PP VEGTABLE PROTEIN                        24         2
  877       350392     PP INST EGG PROTEIN VAN                    24         2
  878       350393     PP INST EGG PROTEIN CHOC                   24         2
  879       350394     PP EGG WHITE SUPREME                       24         2
  880       350395     PP CRTN PAKS 6GM                           42         2
  881       350401     PP EGG & WHEY NATURAL-VAN                   2         2
  882       350402     PP EGG & WHEY NATURAL-CHOC                  2         2
  883       350405     PP WHEY & SOY NATURAL-CHOC                  2         2
  884       350406     PP WHEY & SOY-NATORAL-VAN                   2         2
  885       350412     PP EGG & SOY CHOCOLATE                      2         2
  886       350413     PP EGG & SOY VANILLA                        2         2
  887       350716     PP PRO STUFF CHOC                           3         2
  888       350752     PP LIQ L CARNITINE                         16         2
  889       350772     PP PRO AMINO 1850 LQ                       16         4
  890       350773     PP 1850 LIQUID                             32         2
  891       350775     PP MCT PLAIN                               16         2
  892       351111     MAX NUT VITA PACK II                       30         2
  893       353011     OPT BTL W/BETA CAROTENE                 14DAY         2
  894       353021     OPT BOTTLE PAK                          30DAY         2
  895       353811     OPT CHROMIUM PICOLINATE PLUS               90         2
  896       353911     OPT WATER PILL                             50         2
  897       353921     OPT WATER PILL                            100         2
  898       354111     OPT ULTRA WATER PILL                       50         2
  899       354121     OPT ULTRA WATER PILL                      100         2
  900       354411     OPT SYNEPHERINE-4                          60         2
  901       354611     OPTIBOLIC CITRIMAX                         90         2
  902       354711     OPTIBOLIC CITRIMAX PLUS CHROM              90         2
  903       354911     OPT NO EPH DIET GEL                        60         2
  904       354921     OPT NO EPH DIET GEL                       120         2
  905       355017     IN PROENHANCER BOT LEMLIM                   4        24
  906       355021     IN RACEDAY PKT LEM LIME                     1        24
  907       355024     IN PROHYDRATOR BOT ORANGE                  16        24
  908       355026     IN PROHYDRATOR BOT BERRY                   16        24
  909       355028     IN PROHYDRATOR BOT UNFLAV                  16        24
  910       355811     GP PST (PROSTATE)                          30         2
  911       355911     GP CS (CARDIOVASCULAR)                     30         2
  912       356011     GP OST (OSTEOARTHRITIS)                    30         2
  913       356111     GNC PROGRAM IBF                            30         2
  914       356211     WOMEN'S VITAPAK 50+                        30         2
  915       356311     GP WTN WINTER&COLDS PAK                    30         2
  916       356511     GNC WOM DHEA VP                            30         2
  917       356611     GP HOC (HOMOCYSTEINE)                      30         2
  918       356711     GNC LIVE WELL PROG-LIVER                   30         2
  919       356911     MENS ULTRA SP 320                          30         2
  920       357911     WOMEN'S MENOPAUSE VITAPAK                  30         2
  921       358411     GNC MEN'S NUTRITION SYSTEM                 30         2
  922       358511     GNC WOM NUTRITION SYSTEM                   30         2
  923       358911     GNC MENS SAW PALMETTO FORMUL              120         6
  924       358921     GNC MENS SAW PALMETTO                     240         6
  925       359111     GNC MENS AVENA SATIVA                      60         2
  926       359211     GNC WOM VP                                 30         2
  927       359411     GNC MENS VITA PACK MULTI COMP              30         6
  928       360411     PN MEMORALL PROGRAM                        30         2
  929       360511     PN JOINT PROGRAM                           30         2
  930       360611     PN HOMOCYST PROGRAM                        30         2

                                                                              15

Retail Agreement:         GNC-RITE AID OPENING ORDER                     12/8/98
Exhibit C-1

                                                                       Suggested
Record     Item #      Description                            Size       Order
--------------------------------------------------------------------------------
  931       360711     PN RESISTANC PROGRAM                      30         2
  932       360911     PN LIVER PROGRAM                          30         2
  933       365846     NB APPLE CIDER VINEGAR                    16         4
  934       365848     NB CRANBERRY CONCENTRATE                   8         4
  935       365854     NB ELDEBERRY EXTRACT                       4         4
  936       365855     NB WL UNFLAVORED GEL                     128         4
  937       365856     NB FILLET UNFLAV GEL                      32         4
  938       365857     NB FILLET UNFLAV JUICE                    16         4
  939       365858     NB FILLET UNFLAVORED GEL                  16         4
  940       365881     NB HF UNFLAVORED JUICE                    32         4
  941       365883     NB WL WILDBERRY JUICE                     32         4
  942       365885     NB WL CRANBERRY JUICE                     32         4
  943       365888     NB WL UNFLAVORED JUICE                    32         4
  944       365889     NB WL LEMON/LIME JUICE                    32         4
  945       365892     NB BLACKCHERRY CONCENTRATE                 8         4
  946       365893     NB JUICE UNFLAVORED WL                   128         4
  947       365894     NG GEL 1 GAL UNFLAVOR FILLET             128         4
  948       365895     NB GEL WL UNFLAVORED                      32         4
  949       365920     NA COLON COND TABS                       250         2
  950       365921     NA HERBAL LAX TABS                       180         2
  951       365923     NA COLON COND PWDR                        14         2
  952       365940     NB LIQUID ACIDOLPHILUS PAPAYA             16         4
  953       365941     NB LIQ ACID BLACK CHERRY                  16         4
  954       365942     NAT BRAND POMEGRANATE                      8         4
  955       365950     NAT SOLNS SOY MILK VANILLA                32        12
  956       365951     NAT SOLNS SOY MILK CHOCOLATE              32        12
  957       366000     NB UNFLAV JUICE                            8         4
  958       366001     NB ALOE UNFLAV GEL                         8         4
  959       366002     NB FILLET UNFLAV JUICE                   128         4
  960       390411     HP LIVERHEALTH                            30         4
  961       392863     HS UP YOUR GAS                            60         2
  962       395022     HS RAZOR CUTS                             90         2
  963       395041     HS UP YOUR GAS 30'S TBS                   30         2
  964       399501     WM HI-ENER-G 30 CPS                       30         2
  965       399508     WM DW LIPOSTAT FAT BINDER                 90         2
  966       399512     DW THERMO MAX                             90         2
  967       399513     DW CLEANSING DIET 7-DAY                    7         2
  968       399514     DW ZERO FAT                               90         2
  969       399515     DW-GINEXIN REMIND                         36         2
  970       399525     WM SUPER JUICE                            60         2
  971       399538     WM HI-ENER-G BONUS PACK                   40         2
  972       400711     ONAT FAT FIGHTER                         120         2
  973       400921     ONAT FOR MEN ONLY                         60         2
  974       402011     NW BLK COHOSH RT-10500                   100         2
  975       402030     NW CASCARA SAGRADA-11308                 180         2
  976       402032     NW ECHINACEA-12408                       180         2
  977       402034     NW GINGER ROOT-13108                     180         2
  978       402035     NW SIBERIAN GINSENG-13508                180         2
  979       402036     NW GOLDEN SEAL HERB-13708                180         2
  980       402040     NW VALERIAN ROOT-17708                   180         2
  981       402045     NW GOLDEN SEAL ROOT-13900                 50         2
  982       402048     NW ECHINACEA RT CMPLX-17350              100         2
  983       402521     ONAT FOR MEN ONLY II                      60         2
  984       402911     NW CHICKWEED HERB-11800                  100         2
  985       403211     NW DAMIANA LEAVES-12200                  100         2
  986       403311     NW DANDELION ROOT-12300                  100         2
  987       403511     NW ECHINACEA-12400                       100         2
  988       403521     NW ECHINACEA COMBO-415                   100         2
  989       404411     NW GOLDEN SEAL HERB-13700                100         2
  990       404511     NW GOLDEN SEAL ROOT-13800                100         2
  991       405311     ONAT YOHIMBE 1000 PLUS                    30         2
  992       405511     HP SAW PALMETTO                           30         4

                                                                              16

Retail Agreement:        GNC-RITE AID OPENING ORDER                      12/8/98
Exhibit C-1

                                                             Suggested
Record   Item #    Description                       Size    Order
----------------------------------------------------------------------
  993     405512    HP SAW PALMETTO                    60        4
  994     405611    HP DONG QUAI                       30        4
  995     405621    HP DONG QUAI                       60        4
  996     405711    HP SAW PALMETTO                    30        4
  997     405811    HP GARLIC/CAYENNE                  30        4
  998     406011    HP CHAMOMILE                       30        4
  999     406111    HP CAYENNE                         30        4
1,000     406121    HP CAYENNE                         60        4
1,001     406311    HP CAT'S CLAW                      30        4
1,002     406321    HP CAT'S CLAW                      60        4
1,003     406411    HP GOTU KOLA                       30        4
1,004     406511    HP BILBERRY                        30        4
1,005     406521    HP BILBERRY                        60        4
1,006     406611    NW VALERIAN ROOT-17700            100        2
1,007     407011    HP CAYENNE/GOLDENSEAL              30        4
1,008     407211    HP PYGEUM                          30        4
1,009     407311    HP FEVERFEW                        30        4
1,010     407411    HP GOLDENSEAL RT                   30        6
1,011     407412    HP GOLDENSEAL 60'S                 60        4
1,012     407511    HP VALERIAN                        30        4
1,013     407512    HP VALERIAN                        60        4
1,014     407711    HP ECHINACEA/ROOT                  30        4
1,015     407712    HP ECHINACEA                       60        4
1,016     407811    HP GINGER                          30        4
1,017     407911    HP GUARANA                         30        4
1,018     408011    HP MULTI-GINSENG                   30        4
1,019     408012    HP MULTI-GINS                      60        4
1,020     408111    HP MLTIGIN/SAW                     30        4
1,021     408211    HP SIBERIAN GINSENG                30        4
1,022     408511    HP YUCCA                           30        4
1,023     408611    HP DAMIANA                         30        4
1,024     408711    HP ST JOHNS WORT                   30        4
1,025     408721    HERBAL PLUS ST JOHNS WORT          60        4
1,026     408811    NW CHARCOAL 280MG-2070            100        2
1,027     409311    HP PAU D'ARCO                      30        4
1,028     409711    HP LICORICE                        30        4
1,029     410021    PHAR GINSANA                       30        2
1,030     410022    PHAR GINSANA                       60        2
1,031     410023    PHAR GINKOBA                       72        2
1,032     410024    PHAR GINSANA                       40        2
1,033     410025    PHAR PROSTATONIN                   30        2
1,034     410084    PHAR VENASTAT                      45        2
1,035     410211    CHAT GINSANA GARLIQUE 30           30        2
1,036     410311    OPT SUPER GUARANA                  90        4
1,037     401617    CHAT PROPALMEX                     30        2
1,038     410618    CHAR HARMONEX 30 CAPS              30        2
1,039     410711    HP GARLIC/HAWTHORNE                30        4
1,040     410811    HP DEVILS CLAW                     30        4
1,041     410911    HP MULTIGIN/DAM                    30        4
1,042     411411    UPTIME                             30        2
1,043     411421    UPTIME                             60        2
1,044     411511    HP ECHINA/GOLD                     30        4
1,045     411521    HP EXHINACEA/GOLD                  60        4
1,046     411611    HP CRANBERRY                       30        4
1,047     412011    HP VAL/PASSION                     30        4
1,048     412111    HP MLTIGIN/GOTV                    30        4
1,049     412511    HP GARLIC                          30        4
1,050     414111    NW FEVERFEW-12850                 100        2
1,051     414211    NFIN ECHINACEA PURPUREA            90       12
1,052     414311    OE GINSENG TOTAL                   30        4
1,053     419111    NB SOY ISOFLAVONE/CRANBRY          60        4
1,054     420211    NB SOY ISOFAVONES                  90        4

Retail Agreement:             GNC-RITE AID OPENING ORDER                12/8/98
Exhibit C-1

                                                                                   Suggested
Record        Item #       Description                                  Size         Order
---------------------------------------------------------------------------------------------
1,055         420311       NB BLACK CHERRY CONCENTRATE                   60               4
1,056         420610       NB BREATH RELIEF 50-CT                        50               4
1,057         420611       NB BREATH RELIEF                             150               4
1,058         420711       NB WHEATGRASS CAPSULE                         60               4
1,059         420811       NB DHA ALGAL DERIVED                          30               4
1,060         421511       NB GINKGO BILOBA PLUS                        120              18
1,061         421521       NB GINKGO BILOBA PLUS                        240               8
1,062         422311       NB CITRUS PECTIN                              60               4
1,063         422411       NB QUOITIENT                                 120               4
1,064         422511       NAT BR DONG QUAI & ROYAL JELL                 60               4
1,065         423211       BEE POLLEN CPS GNC                           100               4
1,066         423411       NB MALIC ACID                                120               4
1,067         424111       PN CARTILAGE SUPPORT MAIN                     30               2
1,068         425311       NAT BR GINKGO BILOBA 50 MB                   120              18
1,069         425321       NAT BR GINKGO BILOBA-240                     240               6
1,070         425811       NB MALIC ACID                                 60               4
1,071         426111       NB BLUE GREEN ALGAE                           90               4
1,072         426211       NB SHATTERED CELL WALL CHOREL                 90               4
1,073         426311       NB BARLEY GRASS                               90               4
1,074         427011       PN CM SYSTEM                                 KIT               6
1,075         427211       NB EFFECT                                     30               2
1,076         427311       PN CM GOLD MAINT                              30               6
1,077         427411       NB HYDRILLA                                  210               4
1,078         427911       NB ELDERBERRY                                 60               4
1,079         428011       NAT BR BEE PROPOLIS 250MG SG                 100               4
1,080         428211       NAT BR BROMALAN                              100               4
1,081         428511       NB BOVINE CARTILAGE                           90               4
1,082         429111       NB CHOLORELLA                                180               4
1,083         429611       NB BARLEY GRASS                               90               4
1,084         430011       HP FIN DEVILS CLAW                            90               4
1,085         430111       HP FIN BLACK COHASH                          100               6
1,086         430311       GNC CRANBERRY JUICE CONCENTRA                100               4
1,087         432611       NB LACTASE                                    90               4
1,088         432911       NB MULI-ENZYME                                90               4
1,089         433057       PEP BRAIN 60SIZE                              60               2
1,090         433061       PEP DIET PEP REF                              60               2
1,091         433069       PEP NO EPH ULTRA DIET 2000                    60               2
1,092         433073       PEP COBRA                                     60               6
1,093         433100       PEP ULTRA DIET PEP                            60               2
1,094         433101       PEP HMS COLON CLENZ 60CT                      60               2
1,095         433104       PEP ULTRA DIET PEP REF                        60               2
1,096         433105       PEP ULTRA DIET PEP                           120               2
1,097         433106       PEP EXTRA STRENGTH GUARANA                    60               2
1,098         433107       PEP-ORIGINAL PEP-30                           30               2
1,099         433108       PEP-ORIGINAL PEP-60                           60               2
1,100         433110       PEP SUPER PEP                                 60               2
1,101         433114       PEP MSM                                       60               2
1,102         433121       PEP IPRICAL                                   30               2
1,103         433511       NB SOYACARE PMS                               60               4
1,104         433711       NB PARA ESSENTIALS                            60               4
1,105         434111       NB MULTI-VEGETABLE                            60               4
1,106         434211       NB MULTI-FRUIT                                60               4
1,107         434411       NB FRUIT POLYPHENOLS                          60               4
1,108         434711       NB SOY PREVENTIVE                             60               4
1,109         435211       NB CARDIASOY                                  60               4
1,110         435311       NB PROSTASOY                                  60               4
1,111         436111       GG GINSENG & ROYAL JELLY                      90               4
1,112         436121       GG GINSENG & ROYAL JELLY                     180               4
1,113         436211       GG KOREAN GINSENG                             90               6
1,114         436221       GG KOREAN GINSENG                            180               4
1,115         436611       GG AMERICAN GINSENG                           90               4
1,116         436811       GG RED PANAX GINSENG                          90               4

Retail Agreement:              GNC-RITE AID OPENING ORDER                12/8/98
Exhibit C-1

                                                                           Suggested
Record           Item #    Description                            Size       Order
------------------------------------------------------------------------------------
1,117            436911    GG TRIPLE GINSENG                         90            6
1,118            436921    GG TRIPLE GINSENG                        180            6
1,119            437011    GG SIBERIAN GINSENG                       90            4
1,120            437021    GG SIBERIAN GINSENG                      180            4
1,121            437111    GG SIBERIAN GINSENG & BEE POL             90            4
1,122            437211    GG SIBERIAN GINSENG                       30            4
1,123            437311    GG TRIPLE GINSENG                         90            6
1,124            437321    GG TRIPLE GINSENG                        180            4
1,125            437411    GG MEN'S GINSENG                          90            4
1,126            437611    GG TRIPLE GINSENG                         90            6
1,127            437621    GG TRIPLE GINSENG                        180            6
1,128            440511    HP FIN MIATAKE MUSHROOM                  100            4
1,129            440911    NB SHARK LIVER OIL                       100            4
1,130            441011    NFING REISHIMUSHROOM                     100            4
1,131            441311    NFING SHITAKE MUSHROOM                   100            4
1,132            442411    NW NORWEGIAN KELP-14500                  100            2
1,133            443111    NW SASPARILLA RT-16700                   100            2
1,134            443811    NW FENUGREEK SD-12800                    100            2
1,135            446011    HP FIN GUARANA                           100            4
1,136            446211    NB ULTRA ACTIVIN                          60            4
1,137            446311    NB OLIVE LEAF EXTRACT                     90            4
1,138            447311    HP FIN SUMA                              100            4
1,139            449029    TL MAXILIFE CARDIOCARE COQ                60            2
1,140            449030    TL MAXILIFE CARDIO PROTECT                60            2
1,141            499031    TL MAXILIFE CARDIO PROTECT               120            2
1,142            449032    TL MAXILIFE CHICKEN COLLA                 30            2
1,143            449033    TL MAXILIFE CHOLINE CCKTL                 15            2
1,144            449034    TL MAXILIFE DHEA 25MG                     30            2
1,145            449035    TL MAXILIFE HOMOCYSTEINE                  50            2
1,146            449511    NW CRANBERRY-12150                       100            2
1,147            450411    HP FIN ST JOHNS WORT TABLETS              60            6
1,148            450431    HP FIN ST JOHNS WORT TABLETS             120            6
1,149            450511    HP FIN HAWTHORNE                         100            4
1,150            451411    HP FIN PSYLLIUM SEED                     100            4
1,151            452411    NW NETTLE-15150                          100            2
1,152            453211    NW SLPPRY ELM BRK-17100                  100            2
1,153            453311    NW SPIRULINA-17200                       100            2
1,154            454511    NW ALEOLAX-900                           100            2
1,155            454811    NW ASTRAGALUS RT-10180                   100            2
1,156            455132    NW DONG QUAI RT-12380                    100            2
1,157            455133    NW THISILYN-06958                        100            2
1,158            455211    HP FIN SAW PALMETTO                      100           12
1,159            455221    HP FIN SAW PALMETTO VALUE SIZE           200            6
1,160            455311    HP FIN KAVA KAVA                         100           12
1,161            455321    HP FIN KAVA KAVA VALUE SIZE              200            6
1,162            455411    HP FIN LICORICE                          100            4
1,163            455511    HP FIN ST JOHNS WORT                     100           36
1,164            455521    HP FING ST JOHNS WORT VALUE SIZ          200            6
1,165            455611    HP FIN GINKGO BILOBA                     100            6
1,166            455621    HP FING GINKGO BILOBA VALUE SIZ          200            6
1,167            455711    HP FIN CRANBERRY FRUIT                   100            4
1,168            455911    HP FIN DONG QUAI                         100            8
1,169            456011    HP FIN HORSETAIL RUSH HERB               100            4
1,170            456111    HP FIN GARCINIA CAMBOGIA                 100            4
1,171            456211    HP FIN KUDZU ROOT                        100            4
1,172            456311    HP FIN MILK THISTLE                      100            6
1,173            456411    HP FIN CHLOROPHYL                        100            4
1,174            456511    HP FIN BILBERRY                          100            6
1,175            456611    HP FIN ALFALFA                           100            4
1,176            456711    HP FIN GOLDENSEAL HERB                   100            4
1,177            456811    HP FIN SPIRULINA                         100            4
1,178            456911    HP FIN CAYENNE                           100            4

Retail Agreement:        GNC-RITE AID OPENING ORDER                      12/8/98
Exhibit C-1

                                                             Suggested
Record    Item #    Description                       Size     Order
----------------------------------------------------------------------
1,179     457011    HP FIN GOTU KOLA                   100        4
1,180     457111    HP FIN FEVERFEW                    100        4
1,181     457211    HP FIN WILD YAM ROOT               100        4
1,182     457311    HP FIN PYGEUM                      100        4
1,183     457411    HP FIN VALERIAN ROOT               100        4
1,184     457511    HP FIN KELP                        100        4
1,185     457611    HP FIN GOLDENSEAL ROOT             100        4
1,186     457711    HP FIN ECHINACEA                   100        6
1,187     457721    HP FING ECHINACA VALUE SIZE        200        4
1,188     457811    HP FIN DANDELION ROOT              100        4
1,189     459022    NW GARLICIN-6791                    30        2
1,190     459311    HP FIN YUCCA STALK                 100        4
1,191     459611    HP FIN GINGER                      100        4
1,192     460011    ULTRA COLON KIT                    120        4
1,193     460211    NW CAYENNE PEPPER-11500            100        2
1,194     460611    NB FOS CAPS                        100        4
1,195     461311    HP COLON CARE                       60        2
1,196     461611    HP GINKGOGEL                        30        2
1,197     462111    NB COLON GUARD                     120        4
1,198     465511    HP PARTHENOGEL                      30        2
1,199     465611    HP GINSAGEL                         30        4
1,200     465711    HP ECHINAGEL                        30        2
1,201     465811    HP VALEREGEL                        30        2
1,202     465911    HP PALMETTOGEL                      30        2
1,203     466111    HP FIN PICROLIV                     90        4
1,204     466211    HP FIN 688 MG GOLDENSEAL           100        4
1,205     466311    HP FIN GUGULIPID                    90        4
1,206     466411    HP FIN ASHWAGANDHA                  90        4
1,207     466511    HP FIN BOSWELLIA                    90        4
1,208     466711    HP FIN GYMNESYL                     60        4
1,209     466811    HP FIN CITRIN                       90        4
1,210     466911    HP FIN CENTELLIN                    90        4
1,211     467011    HP FIN VITEX                       100        4
1,212     467111    HP FIN FO-TI                       100        4
1,213     467511    HP ST JOHNS WORT                    30        2
1,214     467711    HP FIN EYEBRIGHT                   100        4
1,215     467811    HP FIN CATS CLAW                   100        4
1,216     468011    HP FIN ECHINA/GOLDENSEAL           100        4
1,217     468021    HP FING GOLDENSEAL/ECHINACA        200        4
1,218     468111    HP FIN NETTLE                      100        4
1,219     468211    HP FIN CURCUMINOIDS                 90        4
1,220     468311    HP HYDRASTAGEL                      30        2
1,221     468411    HP THISTLEGEL                       30        2
1,222     468511    NW ALFALFA LEAVE-10100             100        2
1,223     468711    HP GRAPE SEED EXTRACT               30        4
1,224     468811    HP KAVAGEL                          30        2
1,225     485103    GNC CH LIQUID MULTI                  2        2
1,226     485105    GNC LIQUID MULTI                     5        2
1,227     485107    GNC LIQUID CHROMIUM PICOLINAT        2        4
1,228     485157    GNC LIQUID HAIR SKIN & NAILS         8        2
1,229     485195    GNC LIQ ALPHA LIPOIC                 8        2
1,230     485197    NB FIRST AID JELLY                   2        4
1,231     485198    NB ASPIRALOE RUB                     4        4
1,232     485199    BN EUCALYPTUS RUB                    4        4
1,233     490213    NW SAW PALMETTO BERRIES-16758      180        2
1,234     490215    ULTIMATE GARLIC-BLST901394          30        4
1,235     490216    ULTIMATE GARLIC-901393              60        4
1,236     490218    NW GINKGOLD 60MG 50'S-6725          50        2
1,237     490219    NW GINKGOLD 60MG 100'S-6735        100        4
1,238     492801    POP AMER GINSENG                     4        2
1,239     492820    GG CHINA GNSNG R JEL B POL 10       10        4
1,240     492821    GG CHINA GNSNG R JEL B POL 30       30        4

RETAIL AGREEMENT:           GNC-RITE AID OPENING ORDER                   12/8/98
EXHIBIT C-1

                                                                       SUGGESTED
RECORD    ITEM #       DESCRIPTION                         SIZE          ORDER
--------------------------------------------------------------------------------
1,241     492823       GG GINSENG GUM                       10            12
1,242     492824       GG KOREAN GINSENG TEA BAGS 20        20             2
1,243     492825       GG KOREAN GINSENG TEA BAGS 50        50             2
1,244     492826       GG GINSENG DRINK NO/ROOT              4             4
1,245     492827       GG GINSENG DRINK W/ROOT               4             4
1,246     492828       OPTIBOLIC ENERGUM                    10            12
1,247     492836       POP KOREAN GINSENG EXT ROOT           8             2
1,248     492837       POP KOREAN GINSENG INST TEA          10             2
1,249     492840       POP KOREAN GINSENG EXTRACT            1             2
1,250     495988       SCH CHONDRIOTIN SULFATE 500MG        60             2
1,251     495989       SCH REGENEX CARDIO SUPPORT FO        60             2
1,252     495990       SCH REGENEX MULTI FORMULA           120             2
1,253     495992       SCH SAW PALMETTO                     60             2
1,254     495993       SCH KNOCK OUT                        50             2
1,255     495994       SCH GLUCOSAMINE COMPLEX 1000         60             2
1,256     495995       SCH SOY ISOFLAVOUES                  60             2
1,257     495996       SCH ENADA NADH 2.5MG                 30             2
1,258     495999       SCH REGENEX DIABETIC SUPPORT         60             2
1,259     496024       SCH B-CMPLX 50 SFT-10122            100             2
1,260     496030       SCH C 500 W/RS HPS-10306            100             2
1,261     496031       SCH C 1000 W/RS HP-10310            100             2
1,262     496047       SCH CHILD W/MIN-11406                90             4
1,263     496048       SCH CHILD LIQUID-11405                8             4
1,264     496051       SCH SINGLE DAY-11442                 60             2
1,265     496053       SCH TR SINGLE DAY-11448              60             2
1,266     496056       SCH PMS SYSTEM-11460                  1             4
1,267     496063       SCH CRANBERRY CONC-10705             90             2
1,268     496076       SCH GUIDE MULTI MIN-12424            90             2
1,269     496095       SCH CHELAT ZINC 50-11242             90             2
1,270     496112       SCH DRY E ALL 400-10405             100             2
1,271     496114       SCH D-ALPHA 400IU-10438              50             2
1,272     496125       SCH DOUBLE DAY TBS-11412            120             2
1,273     496126       SCH PRIME YEARS-11438               100             2
1,274     496128       SCH SINGLE DAY TB-11444             120             2
1,275     496128       SCH SNGL DAY TR TB-11450            120             2
1,276     496129       SCH VEGET MULTI-11458               120             2
1,277     496131       SCH MENOPAUSE SYS-11470               1             4
1,278     496133       SCH WHL FD BASE PK-11493             30             2
1,279     496177       SCH CHILDREN CHEW-11407             180             4
1,280     496195       SCH ULTRA LEAN-12707                 60             2
1,281     496208       SCH SR B-CMPLX 100-10137             90             2
1,282     496212       SCH C1000/ROSE HIP-10311            250             2
1,283     496216       SCH DRY E 400 I.U.-10404             50             2
1,284     496220       SCH ED-ALPHA TOC-10439              100             2
1,285     496234       SCH LIQ CALC W/D-11208               90             2
1,286     496298       SCH MEGA HIGH II-11428              120             2
1,287     496317       SCH GINGKO BILOBA-10914              30             2
1,288     496319       SCH ECHINACEA HG-10916               30             2
1,289     496345       SCH WOMEN'S FAT BURNER (12740)       60             2
1,290     496360       SCH PHENCAL 120 (12783)             120             4
1,291     497065       SCH WOMEN'S SOY PROTEIN              16             4
1,292     497070       SCH GLUCARATE BREAST HLTH            60             6
1,293     497075       SCH PAIN FREE (10740)                60             4
1,294     497080       SCH ST JOHNS WORT 300MG              60             2
1,295     497081       SCH ST JOHNS WORT 600MG              60             2
1,296     498208       TL SUPER E COMPLEX SFTGL-297        100             2
1,297     498213       TL METABOLIFT CAPS-741               60             2
1,298     498214       TL OMEGA-3 FISH OIL SFTGL-341       100             2
1,299     498215       TL STRESS B COMPLEX-207             100             2
1,300     498218       TL MEGA L-CARNITINE TAB-54           60             4
1,301     498225       TL CAROTENE CAPS-140                100             2
1,302     498227       TL ANIMAL FRIENDS WAFER-496         100             2

Retail Agreement:             GNC-RITE AID OPENING ORDER                 12/8/98
Exhibit C-1

                                                           Suggested
Record     Item #   Description                    Size     Order
--------------------------------------------------------------------
  1,303    498228   TL ALLERDOPHILUS CAPS-369        100         2
  1,304    498230   TL METABOLIFT CAPS-742           120         2
  1,305    498232   TL SUPER ENZYME CAPS-385         100         2
  1,306    498235   TL B-6100MG CAPS-171             100         2
  1,307    498245   TL FOLIC ACID CAPS 800MCG-187    100         2
  1,308    498256   TL NO FLUCH NIACIN 50-223         50         2
  1,309    498257   TL SUPER E SFTGL 1000IU-299       50         2
  1,310    498258   TL SUPER C,E,& CAROTENE-930       50         2
  1,311    498259   TL HAIR FACTOR TABLETS-899       100         2
  1,312    498262   TL MAXI LIFE COQ10 FORM-917      120         2
  1,313    498273   TL SUPER ACIDOPHILUS-360          30         2
  1,314    498274   TL MEGA CAROTENE-144              60         2
  1,315    498278   TL SUPER E COMPLEX 1000IU-300    100         2
  1,316    498279   TL SUPER E COMPLEX 400IU-298     250         2
  1,317    498288   TL B-6 CAPS 50MG-170             100         2
  1,318    498309   TL B-12 DOTS-175                 250         2
  1,319    498310   TL ALLERGY A/D 10,000IU-125      100         2
  1,320    498312   TL SUPER C,E,& CAROTENE-931      100         2
  1,321    498337   TL ALLERGY A 10000IU CP-137      100         2
  1,322    498354   TL SUPER ACIDOPHILUS-361          60         2
  1,323    498415   TL E-200 CAPS DRY-289             50         2
  1,324    498547   TL CREATINE FUEL CAPS-886         60         4
  1,325    498548   TL CREATINE FUEL CAPS-887        120         4
  1,326    498549   TL CREATINE FUEL PWDR 4-890        4         4
  1,327    498601   TL CHOLINE COCKTAIL-706           15         4
  1,328    498612   TL GLUCOSAMINE SULFATE-921        30         2
  1,329    498614   TL JOINT FACTORS-919              60         2
  1,330    498630   TL CREATINE PLUS VAN-260          15         4
  1,331    498631   TL CREATINE PLUS CHOC-260         15         4
  1,332    498640   TL CREATINE POWDER-476            17         4
  1,333    498641   TL MEGA CREATINE-473              60         4
  1,334    498642   TL MEGA CREATINE-474             120         4
  1,335    498645   TL CREAT COCKTAIL ORANGE 580      28         4
  1,336    498651   TL MAXLIFE BRAIN PROT-267         60         2
  1,337    498652   TL MAXLIFE COLON PROT-271         60         2
  1,338    498653   TL MAXLIFE PROSTATE PROT-279      60         2
  1,339    498654   TL MAXLIFE JOINT PROT-273         60         2
  1,340    498658   TL CHONDROITIN(CSA)CAPS           60         2
  1,341    498659   TL MAXLIFE PREGNENOLONE           30         2
  1,342    498661   BO GLUCOSAMINE & CHONDROITIN      60         2
  1,343    498662   TL GLUCOSAMINE SULFATE            60         4
  1,344    498663   TL GLUCOSAMINE SULFATE            90         2
  1,345    498665   TL HMB FUEL PLUS                  90         2
  1,346    498670   TL GLUCO/CHONDROITIN FORM 41      30         2
  1,347    498671   TL GLUCO/CHONDROITIN FORM 703     60         2
  1,348    498672   TL GROWTH FUEL                    90         2
  1,349    498673   TL AMINO FUEL STACK               60         2
  1,350    498675   TL MEGA GLUTAMINE FUEL            60         2
  1,351    498676   TL MEGA GLUTAMINE FUEL           120         2
  1,352    498678   TL CREAT FUEL CHEW ORN381        100         4
  1,353    498679   TL CREAT FUEL CHEW FRT 380       100         4
  1,354    498680   TL CREAT FUEL CHEW CH 379        100         4
  1,355    498685   TL TRIBULUS FUEL 398             100         2
  1,356    498687   TL HERBAL PHEN FUEL 632           90         2
  1,357    498688   TL HERBAL PHEN FUEL 630           60         2
  1,358    498689   TL HERBAL PHEN FUEL 629           30         2
  1,359    498690   TL PYRUVATE FUEL 603              60         2
  1,360    498710   TL CHOLINE COCKTAIL II + 59       15         2
  1,361    498712   TL JOINT COCKTAIL 921              7         2
  1,362    498712   TL JOINT FOOD 370                 16         2
  1,363    498714   TL MEGA SOY EPS 477               30         2
  1,364    498716   TL TRIP WHEY FUEL CHOC 750        13         2


                           GNC-RITE AID OPENING ORDER

Retail Agreement:                                                        12/8/98
Exhibit C-1

                                                                      Suggested
Record    Item #   Description                              Size        Order
-------------------------------------------------------------------------------
1,365     498717    TL TRIP WHEY FUEL VAN 766                13            2
1,366     498718    TL TRIPLE WHEY FUEL UNFLA                13            2
1,367     498720    TL GLYCEROL FUEL                         16            2
1,368     499001    TL MAXILIFE JOINT PROTECT               120            2
1,369     499002    TL MAXILIFE MEGA SOY COP                 60            2
1,370     499003    TL MAXILIFE MENS PROTECTOR               60            2
1,371     499004    TL MAXILIFE MULTI-CARTENE                30            2
1,372     499005    TL PHOSPHATIDYLSERINE                    30            2
1,373     499006    TL PHYTONUTRIENT COCKTAIL                 6            2
1,374     499007    TL PHYTONUTRIENT PROTECTOR               60            2
1,375     499008    TL MAXILIFE PREGNENOLONE                 60            2
1,376     499009    TL MAXILFIE RESUERATROL                  30            2
1,377     499012    TL MAXILFIE SELENOMAY CAP                30            2
1,378     499013    TL MAXILIFE SELENOMAY CAP                60            2
1,379     499018    TL BILAYER C1000 W/CIT B                100            2
1,380     499020    TL C-1000 TABS                          100            2
1,381     499028    TL MAXILIFE CARDIOCARE CO                30            2
1,382     499036    TL MAXILIFE HOMOCYSTEINE                100            2
1,383     499037    TL MAXILIFE JOINT FOOD LI                32            2
1,384     499055    TL GLUCOSAMINE SULFATE CP                30            2
1,385     499059    TL MAXILIFE ST JOHNS WART                60            2
1,386     499060    TL MAXILIFE SOY COCKTAIL                  1            2
1,387     499061    TL MAXILIFE ST JOHNS WORT                30            2
1,388     499068    TL MAXILIFE PROSTATE PROT                30            2
1,389     499069    TL OCUGUARD PLUS CPS                    120            2
1,390     499073    TL JOINT FACTOR CPS                     120            2
1,391     499074    TL MAXILIFE MULTICAROTENE                60            2
1,392     522050    TL NO EPH METABOLIFT 661                 60           12
1,393     522051    TL NO EPH METABOLIFT 662                120           12
1,394     523255    NAP MILK THISTLE LIQ                      4            2
1,395     523256    NAP HERBAL PROSTA SURE LIQ                4            2
1,396     523257    NAP HERB RELAX KAVA KAVA LIQ              4            2
1,397     523258    NAP HERBAL ENRGY GINSNG LIQ               4            2
1,398     523259    NAP CRAN RELIEF CRANBRY LIQ               4            2
1,399     523260    NAP HERBAL DEFENSE ECHIN LIQ              4            2
1,400     523263    NAP HAWTHORNE LIQUID                      1            2
1,401     523264    NAP VALERIAN ROOT LIQUID                  1            2
1,402     523265    NAP BLACK COHOSH LIQUID                   1            2
1,403     523266    NAP ST JOHNS WORT LIQUID                  1            2
1,404     523267    NAP WILD YAM LIQUID                       1            2
1,405     523268    NAP ASTRAGALUS                            1            2
1,406     523270    INP LIQUID MSM                          8OZ            2
1,407     523271    INP LIQ GLUCOSAMINE 80Z                 8OZ            2
1,408     523273    NSI LIQUID B-12                         2OZ            6
1,409     523274    NSI LIQUID B-COMPLEX                    202            6
1,410     523275    NSI LIQ CO Q10                            2            2
1,411     523276    NSI LIQ L-CARNITINE                       2            2
1,412     523277    NSI LIQ CALCIUM                           2            6
1,413     523278    NSI LIQ CHROMIUM                          2            2
1,414     523279    NSI LIQ ALPHA LIPOIC ACID                 2            2
1,415     523507    ON CARDIO NUTRITION                      90            2
1,416     523508    ON BRAIN NUTRITION                       90            2
1,417     523510    ON TUNA OIL                              90            2
1,418     528661    PC-GLUCOSAMINE CHONDROITIN               60            2
1,419     532117    BODY PYRUVABURN DAYTIME 9024             60            2
1,420     532119    BODY PYRUVABURN PM 9025                  60            2
1,421     532125    BODY THERMOPHEN 120 9039                120            2
1,422     532136    BODY LONGEVITY CEREBROGAIN               30            2
1,423     541811    GNC PREGNENOLONE 50 MG                   60            2
1,424     543411    GNC MENS DHEA VP                         30            6
1,425     543811    GNC TR DHEA 25MG                         30            4
1,426     543821    GNC TR DHEA 25MG                         90            6

Retail Agreement:              GNC-RITE AID OPENING ORDER                12/8/98
Exhibit C-1

                                                                           Suggested
Record           Item #    Description                            Size       Order
------------------------------------------------------------------------------------
1,427            544159    NAT CITRIMAX + W/CHRMATE-130               90           2
1,428            544180    GNC DHEA 25MG                              30           4
1,429            544181    GNC DHEA 25MG                              90           6
1,430            544182    NAT KAVATROL                               30           2
1,431            544183    NAT ACTIVIN                                60           2
1,432            544185    NAT TONALIN 1000-CLA                       60           2
1,433            547111    GNC IMMUNE 7-KETO                          30           6
1,434            548600    MN BEE POLLEN & GINSENG                    90           2
1,435            548605    MN SUP PURE ENRGY                          60           2
1,436            548618    MN GRAPE SEED EXTRACT                      60           2
1,437            548626    MN GINKGO BILOBA EXTRACT                   60           2
1,438            576211    BN GINKGO BILOBA                           60           4
1,439            585939    SN ELECTRA COLLOIDAL TRACE                 32           2
1,440            585940    SN DIET-PHEN                               45           6
1,441            585969    GNC MULTI COLLOIDAL MIN                    32           8
1,442            613412    CN CYTOMAX TRP FRT                          2          24
1,443            614127    CN CYTOMAX ORANGE                           2          24
1,444            653331    METAFORM STRAWBERRY 20 (52048              20           4
1,445            653341    METAFORM HEAT CHOC/RAS                     12           4
1,446            653351    WDR META HEAT CREAM 52208                  12           4
1,447            653371    METAFORM VANILLA 57171                     20           4
1,448            653375    METAFORM VANILLA 60 57173                  60           4
1,449            653379    METAFORM VAN SINGLE 52410                  72           4
1,450            653381    METAFORM CHOCOLATE 57181                   20           4
1,451            653389    METAFORM CHOC SINGLE52411                  72           4
1,452            653391    METAFORM STRAW 57190                       20           4
1,453            653412    METAFORM METACUTS (52473)                 120           4
1,454            653413    METAFORM PAIN FREE (52475)                 60           4
1,455            653415    METAFORM NEURODRIVE (52477)               720           4
1,456            653416    METAFORM HYPERBERRY 52440                1248           4
1,457            653417    METAFORM HYPERGRAPE 52476                1200           4
1,458            653418    METAFORM MEGABOLIN (52471)                 20           4
1,459            653419    METAFORM METACUTS (52472)60                60           4
1,460            653420    METAFORM CREATINE (52479)                 400           4
1,461            653421    METAFORM CREAT 9500 52478                 430           4
1,462            653422    METAFORM TRIBESTAN (52427)                 60           4
1,463            653425    METAFORM METACUTS CHOC PWD                700           4
1,464            653426    METAFORM PAIN FREE 30'S                    30           4
1,465            653427    METAFORM METADRENE CAPS                    90           4
1,466            653428    METAFORM NEURODRIVE CAPS                  120           4
1,467            653430    METAFORM CELLVOL ATS                        2           4
1,468            653431    METAFORM METAPLEX CHOC                     10           4
1,469            653433    METAFORM METAPLEX VAN                      10           4
1,470            653435    METAFORM METAPLEX STRAW                    10           4
1,471            653440    METAFORM METAPRO VAN                        3           4
1,472            653441    METAFORM METAPRO CHOC                       3           4
1,473            653660    PP PRO-PROTEIN-CHOCOLATE                   43          24
1,474            653670    PP PRO-PROTEIN                             43          24
1,475            653680    PP CTRN TRANS GRAPE                        43          24
1,476            653690    PP CREATINE PLUS TRANS                   1080           6
1,477            653693    PP CREATINE TRANSPORT-GRAPE              1080           6
1,478            653705    PP CREATINE TRANSPORT                      43          24
1,479            653711    PP 1850 WT GN BANANA SPLIT                  4           2
1,480            653945    WMS SOY SOLUTION                          520           6
1,481            653950    CHAL SOY SOLUTION                          16           8
1,482            653955    CHAL SOY SOLU CHOC                        566           8
1,483            653965    CHAL SOY NO ASP VANILLA                   555           4
1,484            654020    CHAL CREATINE FRUIT PUNCH                 640          12
1,485            654025    CHAL-CREATINE-LEMONADE                    495          12
1,486            654031    PP-TRANS NEURO 390                        390           2
1,487            654041    CHAL-TRANS NEURO                          455           2
1,488            654045    PP-TRANSNEURO-LEMONLIME                    13          24

                           GNC-RITE AID OPENING ORDER

Retail Agreement:                                                       12/8/98
Exhibit C-1

                                                                    Suggested
Record      Item #          Description                    Size       Order
-------------------------------------------------------------------------------
1,489       654055    WNS CREATINE 200GM                     200         2
1,490       654060    CHAL CREATINE POWDER 150               150         6
1,491       654065    CHAL CREATINE POWDER 300               300         6
1,492       658100    PRO-TRIPLE WHEY-CHOCOLATE              425         2
1,493       658110    PRO-TRIPLE WHEY-VANILLA                425         2
1,494       658211    PP 2200 GOLD CHOC                        6         2
1,495       658221    PP 2200 CHOC TRIAL                       1        12
1,496       658511    PP 2200 GOLD VAN                         6         2
1,497       658522    PP 2200 CREAM TRAIL                      1        12
1,498       658549    PP 2200 TR BLK CHERRY                    1        12
1,499       658705    PP WHEY CONCENTRATE CHOC               470         2
1,500       658710    PP WHEY CONCENTRATE VANILLA            460         2
1,501       658715    PP WHEY PROTEIN-ORIGINAL                24         2
1,502       658735    PP WHEY MANDARIN ORANGE                 24         2
1,503       658737    PP WHEY NO ASP MANDARIN                903         2
1,504       659311    PP 1850 VANILLA                          4         2
1,505       659319    PP 1850 TRIAL VANILLA                    1        12
1,506       659321    PP 1850 VANILLA                          8         2
1,507       659411    PP 1850 CHOCOLATE                        4         2
1,508       659419    PP 1850 TRIAL CHOCOLATE                  1        12
1,509       659421    PP 1850 CHOCOLATE                        8         2
1,510       659430    PP 1850 CHOC CHOC CHIP                   4         2
1,511       659521    PP 1850 WILD BERRY                       8         2
1,512       659722    PP 1850 STRW/BANANA                      4         2
1,513       659742    PP 1850 CHOC/CHOC CHIP                   8         2
1,514       674411    PP DHEA                                 30         2
1,515       675611    PP VANADYL PLUS                        180         2
1,516       677211    PP BCAA SOFT GEL                       120         6
1,517       677221    PP BCAA                                250         4
1,518       677711    PRO-CREATINE POWDER                      4        12
1,519       677722    PP CREATINE-8.8                          9        10
1,520       677732    PP CREATINE-454                        454         6
1,521       677745    PP CREATINE POWDER 1KG                1000        12
1,522       677751    PP CREATINE PLUS 200                   200         6
1,523       677755    PP CREATINE PLUS 350                   350         6
1,524       677811    PP CREATINE                            120         6
1,525       677911    PP WATER BALANCE                       100         2
1,526       679111    PP CUTTING ADVANTAGE                   120         2
1,527       697256    YUMMI BEARS 50MG/60CT                   60         2
1,528       697257    YUMMI BEARS-MULTIVITAMIN                60         2
1,529       697258    OL HEALTHY BEARS                         9         2
1,530       700511    PN COQ10 FORMULA                        60         4
1,531       700911    PN ULTRA LIVER                          60         2
1,532       701011    PN IMMUNO GAIN W/7-KETO                 90         2
1,533       702111    PN SG CO110 120 MG                      30         2
1,534       702211    PN NEURO SUPPORT                        60         2
1,535       702411    PN HOMOCYSTEND                          90         2
1,536       704711    NW BARLEY GRASS-10250                  100         2
1,537       704811    NW BUTCHERS BROOM-11250                100         2
1,538       705211    GNC CCU W/GLUC,D & SOY                  30         4
1,539       705711    NW GINGER ROOT-13100                   100         2
1,540       706917    NW ECHINACEA/ESTER C-417               100         2
1,541       706922    NW ECHINAGUARD-3530                      3         2
1,542       706923    NW ECHINAGUARD-3520                      2         2
1,543       706925    NW-ST JOHN'S WORT                      100         2
1,544       706929    NW-NOURMINS 60'S                        60         2
1,545       706943    NW-ST JOHN'S WORT 63000                 90         2
1,546       706945    NW PROSTACTIVE SAW PALMET               30         2
1,547       706946    NW BILBERRY STANDARDIZED                90         2
1,548       706947    NW GINKO BILOBA STDIZED                 60         2
1,549       706949    NW PYGEUM STDIZED                       60         2
1,550       706950    NW VALERIAN STDIZED                     90         2

Retail Agreement:                GNC-RITE AID OPENING ORDER              12/8/98
Exhibit C-1

                                                                   Suggested
Record    Item#      Description                         Size        Order
----------------------------------------------------------------------------

1,551    706951      NW KAVA STDIZED                       60          2
1,552    706952      NW MILK THISTLE STDIZED               60          2
1,553    706953      NW SAW PALMETTO STDIZED               60          2
1,554    706954      NW ST JOHN'S WORT EXTRACT              2          2
1,555    706955      NW KAVA KAVA EXTRACT                   2          2
1,556    706956      NW CRANBERRY STDIZED                 100          2
1,557    706957      NW ECHINACEA STDIZED                  60          2
1,558    709223      SFI WHITE LIGHTNING FRT PUNCH         22         24
1,559    709234      SFI AVALANCHE LEMONLIME               22         24
1,560    709235      SFI AVALANCHE FRUIT PUNCH             22         24
1,561    709236      SFI WHITE LIGHTNING GRAPE             22         24
1,562    709238      SFI WHITE LIGHT BAR STRAW              3         24
1,563    709239      SFI WHITE LIGHT BAR PNT                3         24
1,564    709240      SFI WHITE LIGHT BAR CHOC               3         24
1,565    709511      NB WINE&GREEN TEA POLYPHEN            60          4
1,566    709611      NB GENISTEIN PLUS                     60          8
1,567    709711      NB INDIAN CELERY SEED EXT             60          4
1,568    709911      NB GRAPE SEED                         60          4
1,569    710011      LL GINKGO 1000                        60          2
1,570    710111      NB CURCUMINOIDS                       90          4
1,571    710711      NB CAROT COMPLEX                      90          4
1,572    710811      NB-ISOFLAVUNES                        90          8
1,573    711811      NB POLYPHENOLS                        90          4
1,574    711911      NB-LYCOPENE-NEW                       90          4
1,575    712011      NB LUTEIN-NEW                         90          4
1,576    712111      PN FOUNDATION ANTIOXIDANT             30          2
1,577    712211      PN CHONDROITIN ZYME                  100          2
1,578    712511      PN MALIC ACID FORMULA                120          2
1,579    712611      NB LYCOPENE PLUS                      30          4
1,580    713711      PN OSTEO SURE                        120          4
1,581    714011      PN JOINT SUPPORT                     120          4
1,582    714611      LL POWER TIME                         60          2
1,583    714710      LL MEGA SUPER CHARGE REF              45          2
1,584    714910      GFC GREEN MAGMA                        3          2
1,585    714911      GFC GREEN MAGMA 5.3                    5          2
1,586    714913      GFC GREEN MAGMA PLUS                   5          2
1,587    714914      GF VEGGIE MAGMA                        5          2
1,588    715006      NMAX SUPER DIET MAX                   60          2
1,589    715007      NMAX SUPER DIET MAX                   90          2
1,590    715009      NMAX SUPER DIET MAX                  180          2
1,591    715072      NMAX GINSAMAX 30                      30          2
1,592    715090      NMAX SUPER DIET MAX FOR MEN           90          2
1,593    715201      NMAX DIET MAX CHITOSAN 250MG         240          2
1,594    715210      NMAX-THIN-THIN                        30          2
1,595    715411      PN CHOL-X                             60          2
1,596    716411      PN GLUC-CHON COMPLEX                 120          4
1,597    716811      PN COQ10 COCKTAIL                     15          2
1,598    717111      GNC CALCIUM CITRATE MALATE PL        120          8
1,599    717121      GNC CCM PLUS                         240          8
1,600    718911      PN SG COQ10 30MG                      60          6
1,601    718921      PN SG COQ10 30MG                     120          4
1,602    719511      PN CARTILAGE FORMULA                 120          2
1,603    719611      PN GINKGO BILOBA FORMULA              30          2
1,604    719811      PN GLUCOSAMINE FORMULA                60          6
1,605    720611      PN MULTI-OIL FORMULA                 120          2
1,606    720711      PN PROANTHOCYANIDIN 30 MG             60          2
1,607    721001      PN WOMEN'S MULTIPLE                   60          4
1,608    721011      PN WOMEN'S MULTIPLE                  120          2
1,609    721111      PN BALANCED-B                        120          2
1,610    721411      PN MENS MULTIPLE                      60          4
1,611    721421      PN MENS MULTIPLE                     120          2
1,612    724011      PN PYCNOGENOL                         60          6

Retail Agreement:           GNC-Rite Aid Opening Order                   12/8/98
Exhibit C-1

                                                                      Suggested
Record    Item #    Description                             Size         Order
--------------------------------------------------------------------------------
1,613     724021    PN PYCNOGENOL 50MG 30'S                  30            4
1,614     724311    PN COQ10 10MG                            90            4
1,615     725611    PN COLON CARE                           120            4
1,616     725911    PN BAL. AMINO ACIDS                      60            2
1,617     726111    PP PRO CHROME                           100            2
1,618     726121    PP PRO CHROME                           200            2
1,619     726311    PN E COMPLEX                             60            2
1,620     726411    PP STEROL COMPLETE REFORM                90            2
1,621     726701    PN CELL PROT TABS                        60            2
1,622     726711    PN CELL PROT TABS                       120            4
1,623     727711    PN BETA CAROTENE COMPLEX                120            2
1,624     727911    PN ENH. GARLIC                          120            2
1,625     728011    PN MULTI ENZYME FORMULA                 120            2
1,626     728111    PP PRO CHROME II                         30            2
1,627     728121    PP PRO CHROME II                         60            2
1,628     729821    PN C3ELL PROT SOFTGEL                    90            2
1,629     730311    PN BONE FORMULA CAP                     120            2
1,630     730811    PN OCULAR FORMULA                        60            4
1,631     730911    PN ENH. CRANBERRY                        60            2
1,632     731011    PN PRIOBIOTIC FORMULA                    60            2
1,633     731411    PN PROANTHOCYANIDIN 50 MG                60            6
1,634     731711    PN COQ10 100MG                           30            6
1,635     732011    PN COQ10 30MG                            60            6
1,636     732111    PN COQ10 50MG                            60            6
1,637     732611    PN SG COQ10100MG                         30            6
1,638     732811    PN CLEANSING CAPS                       120            6
1,639     732821    PN CLEANSING FORMULA                    240            4
1,640     733211    PN SG COQ1050MG                          60            6
1,641     733218    HP COQ10 50MG                            60            2
1,642     733901    PN CELL PROT CAPS                        60            2
1,643     733911    PN CELL PROT CAPS                       120            4
1,644     737411    PN RESISTANCE                           120            2
1,645     737611    PN 100MG PROANTHOCYANIDIN                30            2
1,646     737811    PN FLAVONOID FORMULA                     30            2
1,647     738311    PN C-COMPLEX REFORMULATED               120            2
1,648     738811    TL MEGA L-CARNITINE TAB 500-5            30            4
1,649     743211    PP L-GLUTAMINE                           90            4
1,650     743612    PP REF CUTTING ADV CHOCOLATE              2            2
1,651     743712    PP REF CUTTING ADV VANILLA                2            2
1,652     746931    PP ADV PROT PWDR CHOC                    16            2
1,653     747011    PP ARGENTINE RAW LIVER                  100            4
1,654     747021    PP ARGENTINE RAW LIVER                  250            2
1,655     747131    PP ADV PROT PWD VANILLA                  16            2
1,656     747141    PP ADV PROT BANANA                        1            2
1,657     747611    PP X-S CO Q 10                           70            4
1,658     747811    PP VANADYL SULFATE                      150            2
1,659     749811    PN ALPHA LIPOIC ACID FORMULA             60            2
1,660     750311    PP L-ARGININE                            60            2
1,661     750411    PP L-ORNITHINE                           60            2
1,662     750511    PP GLUCOSAMINE                           60            2
1,663     750711    PP CHEW CREAT LLIME                      40            6
1,664     750911    PP CHEW CREAT ORANGE                     40            6
1,665     752511    PP AMINO 1000                            60            6
1,666     752521    PP AMINO 1000                           120            6
1,667     752611    PP AMINO GOLD 1000                       60            4
1,668     752811    PP HMB                                  120            6
1,669     753611    PN RESERVATROL 120MG                     60            2
1,670     753911    PP SPECIAL FORCES                        60            2
1,671     756311    PP GLTMN AKG CREATINE                   120            2
1,672     756511    PP CLA CREATINE                          90            2
1,673     759811    PP TP 3 ANTIOXIDANT                      50            2
1,674     760011    PP EPA-DHA 500MG                         60            2

Retail Agreement:          GNC-Rite Aid Opening Order                   12/8/98
Exhibit C-1


                                                                       Suggested
Record      Item #      Description                        Size          Order
--------------------------------------------------------------------------------
1,675       760411      PP L-CARNITINE 500MG                   60           2
1,676       760611      PP L-ARGININE & L-ORNITHINE            60           2
1,677       760811      PP TP-1 D-RIBOSE                       30           2
1,678       760911      PP SH TRIBULUS 625                     50           6
1,679       761011      PP SH METAFLEX                         50           2
1,680       761111      PP WS PROTEIN SUPPORT                 454           2
1,681       761115      CH VITAMOO                            570           2
1,682       761211      PP SH TR CIWUJA                        50           2
1,683       761311      PP TP2 XPHEDRA W/CLA                   60           2
1,684       761411      PP TP3 JOINT ANTINFLAM                 60           2
1,685       761711      PP TYROSINE 1GM                        60           2
1,686       761911      PP PRO FRUIT PUNCH                    900           6
1,687       762011      PP TYROSINE SYNEPHRINE                 60           2
1,688       762111      PP-KETO-THERM                          30           6
1,689       762212      PRO PERF 60-40 VANILLA                504           4
1,690       762311      PP TP1 INCREASED ENERGY               210           4
1,691       762315      WINS SOY ISOFLAV SOURCE                16           6
1,692       762512      PRO PERF-40-30-30 VANILLA             504           4
1,693       762515      PRO PERF 40-30-30 CHOCOLATE           504           4
1,694       762812      PRO PERF 50-30-15-VANILLA             504           2
1,695       762815      PRO PERF 55-30-15 CHOCOLATE           504           2
1,696       762912      PRO PERF 70-20-10 VANILLA             504           2
1,697       762920      OPT-MEAL REPLACEMENT-VANILLA          504           2
1,698       762925      OPT-MEAL REPLACEMENT-CHOCOLATE        504           2
1,699       763111      PP NAC 600MG                           30           2
1,700       763211      PP AMINOGEN                            90           2
1,701       763311      PP TRIBULIVER PROTECT                  45           6
1,702       763511      PP-GLUTAMINE PETTIDE                   60           2
1,703       763911      PP-CHRYSIN                             60           4
1,704       764411      PP VANADYL-PYRUVATE                   120           2
1,705       765211      PP GLYCOGEN ADVANTAGE                  60           2
1,706       765411      PP PRO-RIPPED PLUS                     60           2
1,707       765811      PP HMB-240                            240           2
1,708       765911      PP PHOSPHATIDYLSORING                  30           2
1,709       766311      PP TP-2 EXERCISE ENERGY-DCA            60           2
1,710       767111      PP GLUTAMINE POWDER                   454           2
1,711       767311      PP SOLUTINE                            16           2
1,712       767511      PP-SH-X-PHEDRA                         60           2
1,713       773102      TL NO EPH DIET FUEL 647               120           6
1,714       773103      TL NO EPH DIET FUEL 648               180           6
1,715       773112      TL DIET FUEL 60-322                    60          24
1,716       773113      TL DIET FUEL 120-323                  120          24
1,717       773114      TL ADV DIET FUEL CHOC-105               2           2
1,718       773115      TL ADV DIET FUEL-VAN-107                2           2
1,719       773116      TL DIET FUEL CAPS-114                 180          12
1,720       775221      TL OPTIFUEL 2 VANILLA-848               3           2
1,721       775231      TL OPTIFUEL 2 CHOCOLATE-845             3           2
1,722       776600      AMF GLUCO/CHONDROITIN                  60           2
1,723       777821      AMF ESTROVEN                           30           5
1,724       777822      AMF BLACK COHOSH                       60           2
1,725       777826      AMF SOY MAX                            60           2
1,726       777827      AMF GINKO PLUS                         60           2
1,727       777828      AMF 12 GINSENGS                        90           2
1,728       777846      AMG GLUCO/CHOND ORANGE DR             216           2
1,729       786514      HPF LLC HERBAL PF                      60           6
1,730       786516      HPF LLC HERBAL PF STAGE 2              60           6
1,731       766531      HPF SENERGY                           120           2
1,732       792311      TL VEGE FUEL-840                        1           2
1,733       811640      TL WHEY FUEL VANILLA                   10           2
1,734       816321      AH ROYAL BRITANY EPO                  100           2
1,735       816322      AH ROYAL BRITANY                      200           2
1,736       820012      BO ORG ECHINAGOLD                       2           2

Retail Agreement:        GNC-RITE AID OPENING ORDER                      12/8/98
Exhibit C-1

                                                             Suggested
Record    Item #    Description                       Size     Order
----------------------------------------------------------------------
1,737     821011    CH AMINO 2000                      180        2
1,738     821411    CA AMINO 1875                      120        2
1,739     821711    CHAL PYRUVATE 500MG                 90        2
1,740     821911    CHAL ANABOLISM                      60        2
1,741     822011    CHAL CHROMIUM PIC                  500        2
1,742     822111    CHAL VANADYL SULFATE               500        2
1,743     822211    CHAL CREATINE                      500        6
1,744     822311    CHAL CREATINE CHEWABLE             100        6
1,745     823111    CHAL-CLA-500MG                     120        2
1,746     823511    CHAL GLUTAMINE                      90        2
1,747     874701    TL GLUTAMINE FUEL-415               60        2
1,748     874702    TL GLUTAMINE PWDR-414                4        2
1,749     874703    TL SUPER VANADYL FUEL-419           60        2
1,750     874811    TL AMINO FUEL 1500-554              50        2
1,751     875112    TL LIQUID C                          8        6
1,752     875113    TL LIQUID B COMP.                    4        6
1,753     875411    TL AMINO FUEL 2000 TABS-755        100        2
1,754     875421    TL AMINO FUEL 2000 TABS-756        150        2
1,755     875511    TL AMINO FUEL LIQUID CONC-745       16        2
1,756     875521    TL AMINO FUEL LIQUID CONC-746       32        2
1,757     875611    TL AMINO FUEL CHEW WAFER-744        50        2
1,758     876411    TL AMINO FUEL TABS-751              60        2
1,759     876421    TL AMINO FUEL TABS-752             150        2
1,760     876431    TL AMINO FUEL TABS-753             250        2
1,761     876511    TL AMINO FUEL POWDER-747             2        2
1,762     881632    TL YOHIMBE FUEL-282                100        2
1,763     881633    TL JOINT FUEL 284                   60        4
1,764     881634    TL JOINT FUEL 285                  120        2
1,765     881641    TL WHEY FUEL CHOC 534               10        2
1,766     881711    TL GAINERS FUEL 2500 CHOC-806        9        2
1,767     881721    TL GAINERS FUEL 2500 VAN-809         9        2
1,768     881731    TL GNRS FUEL 2500 STRAW-807          9        2
1,769     881912    TL RIP FUEL CHOC-550                 1        2
1,770     881913    TL RIP FUEL PUNCH-552                1        2
1,771     881991    TL RIPPED FUEL 664                  60       12
1,772     881992    TL RIPPED FUEL 665                 120       12
1,773     881993    TL RIPPED FUEL 668                 200       12
1,774     883152    TL RX FUEL VAN 10 PACK-154          27        2
1,775     883851    TL RX FUEL CHOC 10 PACK 153         28        2
1,776     884561    PP PYRUVATE 750MG                   60        4
1,777     884562    PP PYRUVATE 750MG                  120        4
1,778     885183    BO KAVA KAVA LIQUID                  1        2
1,779     885211    TL MASS FUEL VAN-321                 4        2
1,780     885212    TL MASS FUEL CHOC-320                4        2
1,781     886411    NN NOW PRO BIOTICS                  60        4
1,782     886413    NN-RHINO ACIDOPHILUS                60        2
1,783     886414    NN-RHINO CALCIUM                    60        2
1,784     886415    NN-RHINO ECHINACEA                  60        2
1,785     886416    NN-RHINO VITES                      90        2
1,786     886635    BIO REM COLIC-BR635                  1        2
1,787     886636    BIO REM EARACHE-BR636                1        2
1,788     886637    BIO REM TEETHING-BR637               1        2
1,789     886661    BIO REM CHIL COUGH SYR-BR661         4        2
1,790     886670    GNC SILVER                           2        2
1,791     886671    GNC SILVER                           4        2
1,792     886672    GNC TRACE MINERALS                   2        2
1,793     886673    GNC TRACE MINERALS                   4        2
1,794     886675    GNC CHROMIUM/VANADIUM                4        2
1,795     887911    GNC NO CHOL FISH BODY OILS          90        6
1,796     887931    GNC NO CHOL FISH BODY OILS         180        6
1,797     888831    BO GINERGY                          30        2
1,798     891211    BO SUP GUARANA-1000 MG              30        2

Retail Agreement:             GNC-RITE AID OPENING ORDER                12/8/98
Exhibit C-1

                                                                                   Suggested
Record        Item #       Description                                  Size         Order
--------------------------------------------------------------------------------------------
1,799         891215       BO ECHINACEA                                    1              2
1,800         891221       BO SUP GUARANA-1000MG                          90              2
1,801         891225       BO SHARK CART ENTERIC COATE                   100              2
1,802         917521       ER SPIRULINA                                  100              4
1,803         919021       PLAB VITALER 100 CT                           100              2
1,804         932311       GNC ALIVE PROG                                 60              6
1,805         932511       OPT SYSTEM LF                                  14              8
1,806         932611       OPT PYRU-PHEN VP                               14              6
1,807         932811       PP TP BODY BUILDING KIT                         1              2
1,808         951611       TL MEGA COQ10 CAPS-590                         50              2
1,809         951621       TL MEGA COQ10 CAPS-591                        100              2
1,810         960211       GNN MAX POTENTIAL                              30              2
1,811         961711       GNC CAL/MAG/ZINC                              180              8
1,812         962611       CHAL FREEFORM AMINO ACID REFR                 100              2
1,813         962621       CHAL FREEFORM AMINO ACID REFM                 150              2
1,814         963852       HIGH SPIRITS                                   60              2
1,815         963874       GNN SHARP EDGE                                120              2
1,816         966406       MLO GENISOY VANILLA SHAKE                      25              2
1,817         966407       MLO GENISOY CHOCOLATE SHAKE                    25              2
1,818         966413       MLO GENISOY NATURAL PROTEIN                    18              2
1,819         975611       GNC GTF CHROM 200MCG YSTFREE                   60              4
1,820         999598       MEN'S BIOTIN HAIR GEL                           4              2
1,821         999623       GNC MEN'S BIOTIN SHAMPOO                       12              2
1,822         999624       GNC MEN'S BIOTIN CONDITIONER                   12              2
1,823         999718       GNC TEEN SKIN ACNE MASK                         4              2
1,824         999719       MEN'S POLYSORBATE 80                           12              2
1,825         999835       GNC TEEN SKIN KIT                               1              2
1,826         999836       GNC TEEN SKIN TONER                             4              2
1,827         999837       GNC TEEN SKIN CLEANSER                          2              2
1,828         999838       GNC TEEN SKIN DAY LOTION                        2              2

                                RETAIL AGREEMENT

                                   EXHIBIT D

                 LIST OF CERTAIN RITE AID PLAN-O-GRAM PRODUCTS

An Agreement Exhibit D

                                  RA Planogram

    UPC       Stockcode          Long Description
------------------------------------------------------------
 7660036320     301749    A.H. EPO 500 MG SGC 100CT
------------------------------------------------------------
 7663003632     301749    A.H. EPO 500 MG SGC 100CT
------------------------------------------------------------
 7660501040     301745    A.H. PAPAYA ENZYME 250 CT
------------------------------------------------------------
 7660502047     301747    A.H. PAPAYA ENZYME SUPER 180CT
------------------------------------------------------------
 7660502030     301746    A.H. PAPAYA ENZYME SUPER 90 CT
------------------------------------------------------------
 7631430080    4732647    AC EMERGENC JETLAG 18CT 3008
------------------------------------------------------------
 7631430081    4732646    AC EMERGENC LEM/LIM 36CT 3008
------------------------------------------------------------
73924920838     316004    ADV RL ENERGIA BAR CARMEL
------------------------------------------------------------
73924920835     315975    ADV RL ENERGIA BAR CHOC
------------------------------------------------------------
73924920846     315976    ADV RL ENERGIA BAR RASPBERRY
------------------------------------------------------------
 7663003230    4728745    AH 30 EVE PRIM OIL 1300MG 325
------------------------------------------------------------
 7663001544    4732629    AH ACIDOPHILUS 100 CAPS  0154
------------------------------------------------------------
 7663011101    4732627    AH NAT VITC CHW500MG 50WF 1110
------------------------------------------------------------
 7663050103    4732624    AH ORIG PAPYA ENZ CHW100TB5010
------------------------------------------------------------
30245045060     322104    ALTERRA 60 CT
------------------------------------------------------------
 9296100815     300201    AMINO HBV 1250 TABLETS 120S
------------------------------------------------------------
73924921038     398702    ARTHRED-G 119 GRM
------------------------------------------------------------
 1650008509      31006    BUGS BUNNY VIT W/C 60S
------------------------------------------------------------
 1650007630      33531    BUGS BUNNY W/MIN 60S
------------------------------------------------------------
30178025101    4712093    CALCET W/D 100 TABS
------------------------------------------------------------
30005550924     322107    CALTRATE 600 + D 120 CT TB
------------------------------------------------------------
30005550919      33635    CALTRATE 600 +D 60S
------------------------------------------------------------
30005551019      33615    CALTRATE 600 TABS 60S
------------------------------------------------------------
30005555619     300209    CALTRATE PLUS CALCIUM TABS 60S
------------------------------------------------------------
30005556719     314304    CALTRATE PLUS CHEW FRUIT 60S
------------------------------------------------------------
30005423936     322108    CENTRUM 180 CT TABLETS
------------------------------------------------------------
30005422219    3004467    CENTRUM KIDS + CALCIUM
------------------------------------------------------------
30005423419      30997    CENTRUM KIDS COMPLETE TAB 60CT
------------------------------------------------------------
30005424919      34936    CENTRUM KIDS EXTRA C 60CT
------------------------------------------------------------
30005434361      33608    CENTRUM LIQUID 8OZ
------------------------------------------------------------
30005417723      30936    CENTRUM SILVER 100S
------------------------------------------------------------
30005417719      33609    CENTRUM SILVER 60S
------------------------------------------------------------
30005423919      34272    CENTRUM TAB 60S IIM
------------------------------------------------------------
30005423930      33604    CENTRUM VIT TAB 100+30 II
------------------------------------------------------------
30178081512     322125    CITRACAL + D ECONOMY 120 CT
------------------------------------------------------------
30178080001      30272    CITRACAL CALCIUM 100
------------------------------------------------------------
30178081560      30173    CITRACAL CAPLET W/D 60S
------------------------------------------------------------
30178080020     322124    CITRACAL ECONOMY SIZE200 CT
------------------------------------------------------------
 7073453005     322093    CS BLEND GINKGO SHARP 30CT
------------------------------------------------------------
 7073453003     322094    CS BLEND GINSENG ENERGY 30CT
------------------------------------------------------------
 7073453009     322095    CS BLEND HEART HEALTH 30CT
------------------------------------------------------------
 7073453010     322096    CS BLEND MOOD MANDER 30CT
------------------------------------------------------------
 7073452102     322097    CS BLEND PROSTATE HEALTH 30CT
------------------------------------------------------------
 7073453004     322098    CS BLEND SLEEPYTIME EXTRA 30CT
------------------------------------------------------------
 7073453000     322099    CS BLEND TENSION TAMER 30CT
------------------------------------------------------------
 7073453006     322100    CS BLEND TOTAL ANTIOXIDNT 30CT
------------------------------------------------------------
 7073453001     322092    CS BLND ECHINC COLD SEASN 30CT
------------------------------------------------------------
 7073450550     322085    CS SINGEL SUP ECHINACEA 30CT
------------------------------------------------------------
 7073410460     322084    CS SINGLE SUP CRANBERRY 30 CT
------------------------------------------------------------
 7073411370     322086    CS SINGLE SUP GARLIC 30CT
------------------------------------------------------------
 7073453008     322087    CS SNGL SUP GINKGO BILOBA 30CT
------------------------------------------------------------
 7073453007     322088    CS SNGL SUP GREEN TEA EXT 30CT
------------------------------------------------------------
 7073450950     322089    CS SNGL SUP PANAX GINSENG 30CT
------------------------------------------------------------
 7073451550     322090    CS SNGL SUP SAW PALMETTO 30CT
------------------------------------------------------------
 7073451650     322091    CS SNGL SUP ST. JOHN WORT 30 CT
------------------------------------------------------------
 7256005827       9672    DAILY C TABLETS 250 MG
------------------------------------------------------------
 7498001100      33725    DAILY VITAMN PAK FOR MN
------------------------------------------------------------
 7498001150      33718    DAILY VITAMN PK FOR WMN
------------------------------------------------------------

Exhibit D

                                  RA Planogram

    UPC       Stockcode           Long Description
-----------------------------------------------------------
 1733930010     322072    DR. ULENE MEN FORMULA 30CT
-----------------------------------------------------------
 1733931000     322070    DR. ULENE NUTRITION BOOST 90CT
-----------------------------------------------------------
 1733930000     322071    DR. ULENE WOMEN FORMULA 30CT
-----------------------------------------------------------
65584412159     322117    EFALEX 60CT
-----------------------------------------------------------
65584405317     322118    EFALEX LIQUID 5 OZ
-----------------------------------------------------------
 9296100813     300204    ENERGY BURST TABS 50'S
-----------------------------------------------------------
71018712530     398742    EVOLVE-ADVCD CRDIOVSCLR DIET30
-----------------------------------------------------------
 7256005828    4712071    F&F DAILY-C ROLL 14S 4PK 5828
-----------------------------------------------------------
34969294113      33544    FEOSOL SPANSULES CAP 30S
-----------------------------------------------------------
34969294220      33545    FEOSOL TABLETS 100S
-----------------------------------------------------------
30024101510      33547    FERGON IRON TAB 5GR 100S
-----------------------------------------------------------
30005526768    3002006    FERRO-SEQUELS TABLETS
-----------------------------------------------------------
 1244166006     315925    FIELD OF NATURE MELATN 3MG 60C
-----------------------------------------------------------
 1650008806      33536    FLINTSTONE COMPLETE 60S
-----------------------------------------------------------
 1650007818      31109    FLINTSTONE VIT REG 60S
-----------------------------------------------------------
 1650007909      33526    FLINTSTONE VIT W/IRON 60S
-----------------------------------------------------------
 1650008619      33527    FLINTSTONE W/VIT C 60S
-----------------------------------------------------------
 1650007706      31124    FLINTSTONES PLUS CALCIUM 60'S
-----------------------------------------------------------
79650252305     322149    GAN CREATINE PWDR 200 GRAM
-----------------------------------------------------------
 7434551948     301721    GAN HIGH ENERGY 60 TAB'S
-----------------------------------------------------------
 4704630000      30163    GARLIQUE TAB 30S
-----------------------------------------------------------
35310011266      32909    GERITOL COMPLETE TABS 100S
-----------------------------------------------------------
35310011131      33610    GERITOL LIQUID 12 OZ
-----------------------------------------------------------
35310011232      33601    GERITOL TABLETS 40S
-----------------------------------------------------------
71826163130     398630    GINKAI TABS 50MG 30CT
-----------------------------------------------------------
 2354254061     322127    GINKGO-GO15 CT
-----------------------------------------------------------
31192637030     316142    GINKOGIN 30 CT
-----------------------------------------------------------
79319004020     314564    GINSANA CHEWY SQUARES 12CT
-----------------------------------------------------------
79319001001      36991    GINSANA SOFT GELS 30S II
-----------------------------------------------------------
79319001002      34729    GINSANA SOFT GELS 60S II
-----------------------------------------------------------
35987971906     322114    GLUCSMN 250/CHOND 200 REG 60CT
-----------------------------------------------------------
35987960906     322116    GLUCSMN 500/CHOND 400 DS 60CT
-----------------------------------------------------------
35987960912     322115    GLUCSMN 500/CHOND 400 DS120CT
-----------------------------------------------------------
 4704645060     321970    HARMONEX 60 CT
-----------------------------------------------------------
 3504600864     322121    HI ENER-G EXT REL 500 MG20CT
-----------------------------------------------------------
 9160311000    4703116    HIGHGAR FARMS GARLIC60CPT 1100
-----------------------------------------------------------
33239150033    4730869    HOME NUTRITION UNDO 120T 55003
-----------------------------------------------------------
35497322021     516940    HYL CLEARAC ACNE 50 TB
-----------------------------------------------------------
35497329552     300525    HYLAND ARTHRITIS PAIN 100CT
-----------------------------------------------------------
35497329532     300532    HYLAND BLADDER INFECTN 100C MZ
-----------------------------------------------------------
35497329542     300522    HYLAND BRONCHIAL CGH 100CT
-----------------------------------------------------------
35497311212     300519    HYLAND CALMS FORTE 100CT MZ
-----------------------------------------------------------
35497391272     313260    HYLAND CLD SOR&FEV BLST 100
-----------------------------------------------------------
35497391042     300537    HYLAND COUGH 100CT MZ
-----------------------------------------------------------
35497329522     300524    HYLAND FLU 100CT
-----------------------------------------------------------
35497329512     300530    HYLAND GAS RELIEF 100CT
-----------------------------------------------------------
35497391382     300529    HYLAND HAY FEVER 100CT
-----------------------------------------------------------
35497329502     300526    HYLAND HEADACHE 100CT
-----------------------------------------------------------
35497391302     313262    HYLAND HEMORRHOID 100CT MZ
-----------------------------------------------------------
35497391462     300535    HYLAND HIVES 100CT
-----------------------------------------------------------
35497329582     313261    HYLAND INDIGESTION RLF 100C
-----------------------------------------------------------
35497391232     300536    HYLAND INSOMNIA 100CT
-----------------------------------------------------------
35497329562     300527    HYLAND LEG CRAMPS 100CT
-----------------------------------------------------------
35497391492     300528    HYLAND LOW BACK PAIN 100CT
-----------------------------------------------------------
35497391132     300538    HYLAND MENOPAUSE 100CT
-----------------------------------------------------------
35497329612     300533    HYLAND MENSTRUAL CRAMPS100
-----------------------------------------------------------
35497329572     300531    HYLAND PMS 100CT
-----------------------------------------------------------
35497329592     300523    HYLAND SINUS 100CT
-----------------------------------------------------------

Exhibit D

                                  RA Planogram

    UPC       Stockcode           Long Description
------------------------------------------------------------
35497391202     312259    HYLAND SORE THROAT TAB 100C
------------------------------------------------------------
35497329622     300534    HYLAND VAGINITIS 100CT
------------------------------------------------------------
35497311211     398559    HYLAND'S CALM FORTE 50CT
------------------------------------------------------------
73192804006    4732098    ICAPS PLUS MULTI 60TAB 400
------------------------------------------------------------
 3192804008    4728039    ICAPS TIME RELEASE 60TAB 80400
------------------------------------------------------------
 7434550045    4734429    JW AMINO ACID 6000 TAB100 5004
------------------------------------------------------------
 8098701054    4734655    LEBEAU GINGKO-1000 60 CAP 1054
------------------------------------------------------------
 8098701014    4734658    LEBEAU POWER TIME 60 CAPS 1014
------------------------------------------------------------
 8098701021    4734653    LEBEAU SUPER CHARGE 45CAP 1021
------------------------------------------------------------
 7747124495     322194    LIQUID LIFE MINERAL SUPP 16OZ
------------------------------------------------------------
 1071213100    4704049    MARLYN 4 HAIR 120 SOFTGELS 131
------------------------------------------------------------
 9097710060    4723188    MEGA STIM&TRIM 90 CAPS 1006
------------------------------------------------------------
 9097710005    4699225    MEGA ULTRA HIT 90 CAPS
------------------------------------------------------------
 4704640000     301096    MELATONEX 30CT
------------------------------------------------------------
 2165900034    4713606    MELATONIN SOLUTION 20Z 00034
------------------------------------------------------------
 8656000012    4728551    MET-RX NUTRITION 12PK DNK 0057
------------------------------------------------------------
 3096307170     398681    MLO HDBDY ENRGY BAR YOGPIN2.5Z
------------------------------------------------------------
 3096307040    4730862    MLO HDBODY BAR ALM/HONEY 704
------------------------------------------------------------
 3096307050    4730861    MLO HDBODY BAR PBUTTER 705
------------------------------------------------------------
30396302004     398601    MLO MILK EGG PROTEIN 16OZ
------------------------------------------------------------
 3096302003     398600    MLO SUPER HI PROTEIN 16OZ
------------------------------------------------------------
 1764210574    4732645    MONT PURE ENERGY 90'S 10574
------------------------------------------------------------
 1764210585     301764    MONT PURE ENERGY SUPR 60CT
------------------------------------------------------------
 1764210411     322143    MONTANA PURE ENERGY 30CT
------------------------------------------------------------
 1764210431     322142    MONTANA PURE ENERGY GINKGO 30T
------------------------------------------------------------
79319014003     322112    MOVANA ST. JOHN'S WORT 36CT
------------------------------------------------------------
79319014004     322113    MOVANA ST. JOHN'S WORT 72CT
------------------------------------------------------------
 1071210100    4733822    MRLYN FRM 50 HAIR/NAIL 100 CAP
------------------------------------------------------------
 3160401671    3002158    N.M. ANTIOXIDANT FORMULA
------------------------------------------------------------
 3160401637    3002154    N.M. BALANCED B-10 T/R
------------------------------------------------------------
 3160401639    3002155    N.M. BALANCED B-150 T/R
------------------------------------------------------------
 3160401635    3002153    N.M. BALANCED B-50 T/R
------------------------------------------------------------
 3160401491     300622    N.M. BUFFERED VIT C 1000 MG
------------------------------------------------------------
 3160411438    3002146    N.M. CENTURY VITE 130 TABS
------------------------------------------------------------
 3160401495    3002149    N.M. CHEW. VITAMIN C 250MG
------------------------------------------------------------
 3160401496    3002150    N.M. CHEWABLE VITAMIN C 500MG
------------------------------------------------------------
 3160401678    3002160    N.M. CHROMIUM PICOLINATE
------------------------------------------------------------
 3160401325    3002139    N.M. COD LIVER OIL
------------------------------------------------------------
 3160401387    3002141    N.M. GARLIC OIL MZ
------------------------------------------------------------
 3160401346     300613    N.M. GARLIC/ HP 1500 MG
------------------------------------------------------------
 3160401426     300606    N.M. IRON 65MG/FERROUS SULF
------------------------------------------------------------
 3160401207     300611    N.M. KELP LECITHIN & B-6 100
------------------------------------------------------------
 3160401205    3002128    N.M. LECITHIN 19 GR
------------------------------------------------------------
 3160401681    3002161    N.M. L-LYSINE 500 MG
------------------------------------------------------------
 3160401269    3002130    N.M. MAGNESIUM (OXIDE) 250MG
------------------------------------------------------------
 3160401410    3002142    N.M. MEGA 2/000 MULTI 60CT
------------------------------------------------------------
 3160401322    3002138    N.M. NIACIN 100MG
------------------------------------------------------------
 3160401869     300567    N.M. PROEPA FISH OIL 1000MG
------------------------------------------------------------
 3160401628     300615    N.M. VIT B-6 200 MG TR TABS
------------------------------------------------------------
 3160401284     300568    N.M. VIT B-6 50MG
------------------------------------------------------------
 3160401263     300621    N.M. VIT C 1500 MG W/RH TABS
------------------------------------------------------------
 3160401484     300618    N.M.VIT C 500 MG T.R.
------------------------------------------------------------
 3160401260     300620    N.M. VIT C 500 MG W/RH TABS
------------------------------------------------------------
 3160401235     300573    N.M. VIT E 1000 IU (D-ALPHA)
------------------------------------------------------------
 3160401217     300571    N.M. VIT E 200 IU (D-ALPHA)
------------------------------------------------------------
 3160401630    3002152    N.M. VIT. B-12 1/000 MCG T/R
------------------------------------------------------------
 3160401486    3002148    N.M. VITAMIN C 500MG
------------------------------------------------------------
 3160401280    3002132    N.M. ZINC 60MG
------------------------------------------------------------

Exhibit D

                                  RA Planogram

    UPC       Stockcode           Long Description
-----------------------------------------------------------
 3160401419    3002143    N.M.DAILY COMBO W/CA/FE/ZINC
-----------------------------------------------------------
 3160401358    3002140    N.M.POTASSIUM GLUCONATE 550MG
-----------------------------------------------------------
 3160401281    3002133    N.M.VIT.B-1 100MG
-----------------------------------------------------------
 3160401289    3002135    N.M.VIT.B-12 250 MCG
-----------------------------------------------------------
 3160401290    3002136    N.M.VIT.B-12 500 MCG
-----------------------------------------------------------
 3160401285    3002134    N.M.VIT.B-6 100MG
-----------------------------------------------------------
 3160401650    3002157    N.M.VIT.C 1000MG W/RH T/R
-----------------------------------------------------------
 3160401645    3002156    N.M.VIT.C 500MG W/RH T/R
-----------------------------------------------------------
 3160401155    3002126    N.M.VIT.E 200 IU DI-ALPHA
-----------------------------------------------------------
 3160401224    3002129    N.M.VIT.E 400 IU D-ALPHA
-----------------------------------------------------------
 3160401162    3002127    N.M.VIT.E 400 IU DLA
-----------------------------------------------------------
33160414035     301345    N.R. EVENING PRIMROSE OIL 60CT
-----------------------------------------------------------
 3160414033     301350    N.R. SAW PALMETTO STAND. XTRCT
-----------------------------------------------------------
33160414016    3002107    N.R.CRANBERRY FRUIT 100CT
-----------------------------------------------------------
33160414002    3002093    N.R.ECHINACEA HERB
-----------------------------------------------------------
33160414018    3002109    N.R.GARLIC CLOVES
-----------------------------------------------------------
33160414003    3002094    N.R.GINKGO BILOBA LEAF EXTRAT
-----------------------------------------------------------
33160414010    3002101    N.R.GINSENG ROOT/ KOREAN WHIT
-----------------------------------------------------------
33160414000    3002091    N.R.GINSENG ROOT/ SIBERIAN
-----------------------------------------------------------
33160414001    3002092    N.R.GOLDEN SEAL ROOT II
-----------------------------------------------------------
33160414004    3002095    N.R.VALERIAN ROOT
-----------------------------------------------------------
77690620035     398699    NAT SOL ECHINACEA 1KMG AMP
-----------------------------------------------------------
77690620045     398700    NAT SOL GINK0 12 AMPULES
-----------------------------------------------------------
77690620015     398701    NAT SOL GINSENG 1000 MG AMP
-----------------------------------------------------------
 3367481150     516749    NATLIF CAYENNE PEPPER CP100TAB
-----------------------------------------------------------
 3367482700     516751    NATLIF CO Q10 CP 50 TABS
-----------------------------------------------------------
 3367481300     516750    NATLIF CRANBERRY FRT CP 100TAB
-----------------------------------------------------------
 3367481450     516755    NATLIF ECHIN GLDN SL CP 100TAB
-----------------------------------------------------------
 3367481500     516754    NATLIF ECHIN W/ ESTER C C100TB
-----------------------------------------------------------
 3367481400     516753    NATLIF ECHINACEA HERB CP100TAB
-----------------------------------------------------------
 3367482650     516759    NATLIF EPO CP 100 TABS
-----------------------------------------------------------
 3367481750     516760    NATLIF GINGER ROOT CP 100TAB
-----------------------------------------------------------
 3367482300     516775    NATLIF GINSNG SIBRN CP 100CT
-----------------------------------------------------------
 3367481800     516762    NATLIF GOLDN SL RT CP 50 TAB
-----------------------------------------------------------
35350384200     516956    NATLIF HP COLD/FLU 3X 45 TB
-----------------------------------------------------------
35350384660     516960    NATLIF HP NERV STRESS 3X 45TB
-----------------------------------------------------------
35350384780     516961    NATLIF HP SINUSITIS 3X 45 TB
-----------------------------------------------------------
35350381955     516777    NATLIF KAVA KAVA 425MG CP100TB
-----------------------------------------------------------
35350383100     516783    NATLIF UA BILBERRY CP 40CT
-----------------------------------------------------------
35350383300     516785    NATLIF UA GINKGO BILOBA 40CT
-----------------------------------------------------------
35350383600     516788    NATLIF UA MILK THISTLE 40CT
-----------------------------------------------------------
35350383700     516789    NATLIF UA SAW PALMETTO 30CT
-----------------------------------------------------------
35350383800     516790    NATLIF UA VLRN/PSN FLWR 60CT
-----------------------------------------------------------
 3367482400     516772    NATLIF VALERIAN RT CP 100TABS
-----------------------------------------------------------
 7991103481     516964    NATRD EXPECTORANT HERBAL 4 OZ
-----------------------------------------------------------
 4746900522     316200    NATROL CHONDROITIN SULFATE 60
-----------------------------------------------------------
 4746900597     398481    NATROL DHEA 25MG90CT
-----------------------------------------------------------
 4746900596     314583    NATROL DHEA 25MG 30CT
-----------------------------------------------------------
 4746900506     316199    NATROL GLUCOSAMINE COMPLEX 60
-----------------------------------------------------------
 4746900510     314587    NATROL MELATONIN 3MG 60CT
-----------------------------------------------------------
 7991103323    4702241    NATURADE KB11 120'S 0332
-----------------------------------------------------------
35350381035     322133    NL BLACK COHOSH 100 CT
-----------------------------------------------------------
35350381125    4730624    NL CAT'S CLAW 8112
-----------------------------------------------------------
35350383120     322132    NL CRANBERRY 50 CT
-----------------------------------------------------------
35350381670    4721104    NL FEVERFEW 8167
-----------------------------------------------------------
35350382603     322135    NL FOCUS FOR CHILDREN 50CT
-----------------------------------------------------------
35350383520     322131    NL HORSECHESTNUT SEED 80 CT
-----------------------------------------------------------
35350382360    4721139    NL ST JOHNS WORT 8236
-----------------------------------------------------------

Exhibit D

                                  RA Planogram

    UPC       Stockcode           Long Description
------------------------------------------------------------
35350383750     322134    NL ST. JOHN'S WORT 650MG 50CT
------------------------------------------------------------
35350384960    4731702    ML WATER RETENTION 84960
------------------------------------------------------------
 3160401693     322157    NM ALPHA LIPOIC ACID 30CT
------------------------------------------------------------
 3160401338      38970    NM B COMPLEX W/C 100CT
------------------------------------------------------------
 3160401314      38967    NM BETA CAROTENE 100CT
------------------------------------------------------------
 3160401881    4734255    NM C 500 MG 500 TABS 1881
------------------------------------------------------------
 3160401879    4734256    NM C W/RH 500 MG 500 TABS 1879
------------------------------------------------------------
 3160401379      38953    NM CALC.CARBONTE W/D 130S500MG
------------------------------------------------------------
 3160401470      38962    NM CALC/ MAGN & ZINC 100CT
------------------------------------------------------------
 3160401473     398503    NM CALCIUM 600 + D 60CT
------------------------------------------------------------
 3160401439    3002147    NM CALCIUM CARBONATE 600 MG
------------------------------------------------------------
 3160401475     398504    NM CALCIUM CITRATE + D 60CT
------------------------------------------------------------
 3160401886    4734214    NM CALCM CARBON FAMLY SZ 500MG
------------------------------------------------------------
 3160401795    4730674    NM CHROMIUM PICLNT 300TB 179
------------------------------------------------------------
 3160401889    4734241    NM DAILY COMBO 300 TABS 1889
------------------------------------------------------------
 3160401882    4734249    NM E 400IU DL-ALPH 300GELS 188
------------------------------------------------------------
 3160401654     398507    NM ECHIN-GLDN CMBO GEL6011
------------------------------------------------------------
 3160401777      38964    NM ESSENTIAL BALANCE 130CT
------------------------------------------------------------
 3160401274     300616    NM FOLIC ACID 400MCG 250 CT
------------------------------------------------------------
 3160401392     300193    NM GARLIC OIL 5OOMG SFTGEL 100
------------------------------------------------------------
 3160401652     398506    NM GINKGO BILOBA 30 CT 11
------------------------------------------------------------
 3160401368      38959    NM GINSENG 250MG 30CT
------------------------------------------------------------
 3160401788    4730673    NM GINSENG 250MG 60 SFTGL 178
------------------------------------------------------------
 3160401669     321965    NM GLUCOSAMINE 500MG 60 11
------------------------------------------------------------
 3160401675      38965    NM MATURE BALANCE 100CT
------------------------------------------------------------
 3160401683     322169    NM MELATONIN 3MG 60CT
------------------------------------------------------------
 3160401783    4728751    NM OD GARLIC 1250MG 200S 01783
------------------------------------------------------------
 3160401441      38956    NM ODORLESS GARLIC 100CT
------------------------------------------------------------
 3160401130     321966    NM SELENIUM 200 MCG 100 CT
------------------------------------------------------------
 3160401692     322158    NM SOY ISOFLAVONES 30CT
------------------------------------------------------------
 3160401694     322159    NM ST. JOHN'S WORT 3OOMG 60CT
------------------------------------------------------------
 3160401341      38968    NM SUPER B COMPLEX 100CT
------------------------------------------------------------
 3160411362     300185    NM THERA M TAB 130'S
------------------------------------------------------------
 3160401313    3002237    NM VIT A&D SOFTGELS 100CT
------------------------------------------------------------
 3160401489      38963    NM VIT C 1000MG 100CT
------------------------------------------------------------
 3160401485      38949    NM VIT C 5OOMG 100CT
------------------------------------------------------------
 3160401170      38952    NM VIT E 1000MG 60CT
------------------------------------------------------------
 3160401160      38948    NM VIT E 400 I.U. 100CT
------------------------------------------------------------
 3160401787     322170    NM VIT E 400IU WS 300CT
------------------------------------------------------------
 3160401191      38951    NM VIT E WS 400 IU 100CT
------------------------------------------------------------
 3160401306     300192    NM VIT-A 8000 IU SFTGELS 100'S
------------------------------------------------------------
 3160401474     398505    NM VITAMIN E 800 I.U. 60CT
------------------------------------------------------------
 3160401480     300187    NM VIT-C 250MG 100'S
------------------------------------------------------------
 3160411259      38961    NM VITC 500MGW/RSEHIPS 130CT
------------------------------------------------------------
 3160401264     300190    NM V1T-C W/ROSE HIPS 1000MG 60
------------------------------------------------------------
 3160401449     322162    NM XSTR ECHINACEA 125MG 50CT
------------------------------------------------------------
 3160401455     322160    NM XSTR GARLIC 500MG 60CT
------------------------------------------------------------
 3160401699     322161    NM XSTR GINKGO 60MG 40CT
------------------------------------------------------------
 3160401668     321964    NM ZINC LOZENGES 10MG 18CT
------------------------------------------------------------
 7663560540    4707482    NO SHOT B-12 1000MCG 100T 1027
------------------------------------------------------------
 3160414135     322166    NR ASTRAGALUS EXT 75MG 50CT
------------------------------------------------------------
 3160414130     322165    NR BLACK COHOSH 500 MG 50CT
------------------------------------------------------------
33160414124     322168    NR CHINESE PANAX GINSENG30CT
------------------------------------------------------------
33160414097     322130    NR ECHINACEA 240 GT
------------------------------------------------------------
33160414005    3002096    NR ECHINACEA/GOLDENSEAL 100CT
------------------------------------------------------------
33160414098     322128    NR ECHINACEA/GOLDSEAL 240CT
------------------------------------------------------------
33160414065     398734    NR GRAPE SEED EXTRACT 50CT
------------------------------------------------------------
33160414061     398735    NR GREEN TEA HERB EXTRACT 50CT
------------------------------------------------------------

Exhibit D

                                  RA Planogram

   UPC       Stockcode           Long Description
-----------------------------------------------------------
33160414062     398736    NR KAVA KAVA ROOT EXTRACT 50CT
-----------------------------------------------------------
33160414104     322129    NR ST. JOHN'S WORT 100 CT
-----------------------------------------------------------
33160414063     398737    NR ST. JOHN'S WORT HRB XTRCT 50
-----------------------------------------------------------
 3160414125     322163    NR X-STR GINKGO 60MG 40 CT
-----------------------------------------------------------
 3160414127     322164    NR XSTR ST JOHN WRT 300MG 30CT
-----------------------------------------------------------
33160414101     321967    NR ZINC LOZENGE W/ECHINAC 18CT
-----------------------------------------------------------
 8076603030    4734479    NSP ATHLETES PAK VIT 30CT 0303
-----------------------------------------------------------
 8076618180    4734471    NSP BURN FAT MAXICUTS1000 180S
-----------------------------------------------------------
 8076606030    4728821    NSP BURNFAT PACK 30PK 06030
-----------------------------------------------------------
 8076625090    4734474    NSP ULT AMINO 2050MG 90S 25090
-----------------------------------------------------------
79650252504     322122    NU START BREAST FORM 60 CT
-----------------------------------------------------------
30005455024    3001972    OCUVITE 120 CT
-----------------------------------------------------------
30005455019      30078    OCUVITE 60S
-----------------------------------------------------------
30005454918     300211    OCUVITE EXTRA 50'S
-----------------------------------------------------------
 1650008105      34783    ONE A DAY 55 PLUS 5OS
-----------------------------------------------------------
 1650007317      34765    ONE A DAY ESSENTIAL 75S
-----------------------------------------------------------
 1650008209      34787    ONE A DAY EXTRA GARLIC 45S
-----------------------------------------------------------
 1650008425     322126    ONE A DAY KIDS COMPLETE 50CT
-----------------------------------------------------------
 1650007513      34766    ONE A DAY MAX 60S
-----------------------------------------------------------
 1650007511      33417    ONE A DAY MAXIMUM 100S
-----------------------------------------------------------
 1650008012      34758    ONE A DAY MENS 100S
-----------------------------------------------------------
 1650008004      34780    ONE A DAY MENS 60S
-----------------------------------------------------------
 1650007410      33506    ONE A DAY WOMENS FORMULA 100S
-----------------------------------------------------------
 1650007406      33507    ONE A DAY WOMENS FORMULA 60S
-----------------------------------------------------------
30766165160    4722279    OS-CAL 500 160 CT TABLETS
-----------------------------------------------------------
30088165475      33486    OSCAL 500 W/D 60S
-----------------------------------------------------------
30766165460    4698274    OS-CAL 500+D 160 CT TABLETS
-----------------------------------------------------------
30088165141      33451    OS-CAL 500MG 60S
-----------------------------------------------------------
30087040203      33640    POLYVISOL VIT DROPS 50ML
-----------------------------------------------------------
30087040501      33650    POLYVISOL W/IRON DROP 50ML
-----------------------------------------------------------
63665274020      33636    POSTURE D CALCIUM 60S II
-----------------------------------------------------------
 3665275020     322150    POSTURE D CHEW ASST. 60CT
-----------------------------------------------------------
73408300083     398671    POWR SRCE MX MALE 45 CAPSULES
-----------------------------------------------------------
30005437718      34259    PROTEGRA SOFTGELS 50S
-----------------------------------------------------------
 9160310000     301790    PURE-GAR GARLIC ORIG CP 100
-----------------------------------------------------------
 9160312000     301791    PURE-GAR GARLIC ORIG 250CP
-----------------------------------------------------------
 4698500101    4713394    QUANTUM SUP-LYS&CRM 7 GM 0010
-----------------------------------------------------------
 9160313600     398579    QUINT GARLIC+GINSENG 60CT
-----------------------------------------------------------
 1182201389      33420    RA 1 DAILY W/CAL/IRON/ZINC 100
-----------------------------------------------------------
 1182201425      34680    RA ACEROLA 300MG 100S
-----------------------------------------------------------
 1182201402      30428    RA ANIMAL CHEW W/IRON 300S
-----------------------------------------------------------
 1182201400      33476    RA ANIMAL CHEWABLE VIT 100S
-----------------------------------------------------------
 1182201399      33475    RA ANIMAL CHEWABLE W/IRON 100S
-----------------------------------------------------------
 1182298964    4718292    RA B-1 100 TABS 100MG
-----------------------------------------------------------
 1182298967    4718295    RA B-12 500 MCG 100 CT
-----------------------------------------------------------
 1182298966    4718301    RA B-6 100 TABS 100MG
-----------------------------------------------------------
 1182298965    4718299    RA B-6 50 MG 100 CT
-----------------------------------------------------------
 1182201446      33447    RA BAL B-50 COMPLEX 100S
 1182201444      33470    RA BALANCE B-100 50
-----------------------------------------------------------
 1182201445      33652    RA BALANCE B-50 5O
-----------------------------------------------------------
 1182298968    4718314    RA B-COMPLEX W/B12 100 TABLETS
-----------------------------------------------------------
 1182298969    4718319    RA B-COMPLEX W/B12 250 CT
-----------------------------------------------------------
 1182298970    4718323    RA B-COMPLEX W/C 100 CAPSULES
-----------------------------------------------------------
 1182201411      33638    RA B-COMPLEX W/VIT C 100S
-----------------------------------------------------------
 1182201473     300238    RA BEE POLLEN 100S
-----------------------------------------------------------
 1182201450      33567    RA BETA CAROTNE 2500 IU 100S
-----------------------------------------------------------
 1182298991    4718424    RA C 1000 MG 100 TABS
-----------------------------------------------------------
 1182298992    4718425    RA C 1000 MG 250 TABLETS

Exhibit D

                                  RA Planogram

   UPC       Stockcode           Long Description
-----------------------------------------------------------
 1182298993    4718426    RA C 1000 MG T/R 100 TABS
-----------------------------------------------------------
 1182298983    4718377    RA C 250 MG 100 TABLETS
-----------------------------------------------------------
 1182298986    4718407    RA C 500 MG 250 CT
-----------------------------------------------------------
 1182298987    4718408    RA C 500 MG 500 CT
-----------------------------------------------------------
 1182298989    4718379    RA C 500 MG CHEW 100 TABLETS
-----------------------------------------------------------
 1182298988    4718409    RA C 500 MG TR 100 CT
-----------------------------------------------------------
 1182298997    4718423    RA C 500 MG W/RH 250 CT NAT
-----------------------------------------------------------
 1182298985    4718405    RA C 500 MG 100 CT
-----------------------------------------------------------
 1182298990    4718380    RA C CHEWABLE 250 TABS 500MG
-----------------------------------------------------------
 1182298984    4718374    RA C CHEWABLE 250MG 100 TABLETS
-----------------------------------------------------------
 1182299016    4718455    RA CAL 600 MG 60 CT
-----------------------------------------------------------
 1182299019    4718456    RA CAL 600 MG W/D 300 CT
-----------------------------------------------------------
 1182299018    4718457    RA CAL 600 MG W/D 60 TABS
-----------------------------------------------------------
 1182299017    4718452    RA CAL 600MG 300 CT
-----------------------------------------------------------
 1182201459      34678    RA CALC/MAGNES/ZINC 100S
-----------------------------------------------------------
 1182201460      33657    RA CALCIUM 500MG 100
-----------------------------------------------------------
 1182299020    4723335    RA CALCIUM 600 PLUS MNRLS 60CT
-----------------------------------------------------------
 1182201394      33616    RA CALCIUM 600 TAB 60S
-----------------------------------------------------------
 1182201395      33141    RA CALCIUM 600 W/IR+D 60
-----------------------------------------------------------
 1182201393      33143    RA CALCIUM 600+D 60S
-----------------------------------------------------------
 1182201396      30429    RA CALCIUM W/D 300S
-----------------------------------------------------------
 1182298547     398547    RA CALCIUM W/MINRLS 600MG 60CT
-----------------------------------------------------------
 1182299043    4718459    RA CENTRAL VITE 100+30 CT
-----------------------------------------------------------
 1182299044    4718458    RA CENTRAL VITE MULTI 250TABS
-----------------------------------------------------------
 1182201416     316103    RA CENTRAL VITE SELECT 100CT
-----------------------------------------------------------
 1182299045    4718462    RA CENTRAL VITE SELECT 100 TABS
-----------------------------------------------------------
 1182201382      33433    RA CENTRAL-VITE 130 CT
-----------------------------------------------------------
 1182201383      33483    RA CENTRAL-VITE 300 CT
-----------------------------------------------------------
 1182298936     398936    RA CHERRY ZINC LOZ 100'S
-----------------------------------------------------------
 1182299048    4718538    RA CHILD-CHEW +C MULTI 100 TABS
-----------------------------------------------------------
 1182299046    4718537    RA CHILD-CHEW MULTI 100 TABS
-----------------------------------------------------------
 1182299047    4718536    RA CHILD-CHEW MULTI COMP 60 TAB
-----------------------------------------------------------
 1182299049    4718542    RA CHILD-CHEW MULTI+IRON 100 TB
-----------------------------------------------------------
 1182201401      30865    RA CHILDS CHEW EXTRA C 100S
-----------------------------------------------------------
 1182201467      34905    RA CHROM PICOLIN 200 MG 100S
-----------------------------------------------------------
 1182201474     300243    RA CHROM PICOLIN 200MG 300S
-----------------------------------------------------------
 1182298937     398937    RA CHROM PICOUN 400MG 75S
-----------------------------------------------------------
 1182222102     322102    RA CRANBERRY 405MG 100 CT CAPS
-----------------------------------------------------------
 1182201417     316104    RA DAILY GARLIC 30 CT
-----------------------------------------------------------
 1182299008    4718474    RA E 1000 IU 100 CT
-----------------------------------------------------------
 1182299007    4718475    RA E 1000 IU DL 50 CT
-----------------------------------------------------------
 1182289009    4718478    RA E 1000 IU WTR SOL 60 CT
-----------------------------------------------------------
 1182299002    4718468    RA E 200 IU 100 CT
-----------------------------------------------------------
 1182299003    4718469    RA E 400 IU 100 CT
-----------------------------------------------------------
 1182299004    4718470    RA E 400 IU 250 SOFTGELS
-----------------------------------------------------------
 1182299005    4718471    RA E 400 IU 500 SOFTGELS
-----------------------------------------------------------
 1182299006    4718473    RA E 400 IU WTR SOL 100CT
-----------------------------------------------------------
 1182221958     321958    RA ECHINACEA 100 CT 380MG
-----------------------------------------------------------
 1182221957     321957    RA ECHINACEAGOLDENSEAL 50CT
-----------------------------------------------------------
 1182201476     316106    RA ESTER C 90 CT
-----------------------------------------------------------
 1182299072    4718876    RA EVENING PRIMROSE 500MG 60'
-----------------------------------------------------------
 1182299023    4718484    RA FERR SULF 325MG BLSTR 100CT
-----------------------------------------------------------
 1182233674      33674    RA FERROUS GLUCONT 240MG 100CT
-----------------------------------------------------------
 1182201453      33705    RA FERROUS SULFATE 100 CT
-----------------------------------------------------------
 1182201454      33579    RA FERROUS SULFATE 250 CT
-----------------------------------------------------------
 1182298982    4718490    RA FOLIC ACID 400 MCG 250 NAT
-----------------------------------------------------------
 1182201398      36994    RA GARLIC 300MG 120S
-----------------------------------------------------------
 1182299081    4718491    RA GARLIC ODORFREE 90 TABS BOX

Exhibit D

                                  RA Planogram

   UPC       Stockcode           Long Description
-----------------------------------------------------------
1182201464       33457    RA GARLIC OIL 1500MG 100
-----------------------------------------------------------
1182299084     4718504    RA GINGKO BILOBA 36 CT
-----------------------------------------------------------
1182221960      321960    RA GINKGO BILOBA 50 CT 40MG
-----------------------------------------------------------
1182201414      398811    RA GINKO BILOBA TABS 36CT
-----------------------------------------------------------
1182201413      300239    RA GINSENG 100MG 90'S
-----------------------------------------------------------
1182299087     4718514    RA GINSENG CONCENTRATE 60 NAT
-----------------------------------------------------------
1182299086     4718509    RA GINSENG CONCENTRTE 30SFTGEL
-----------------------------------------------------------
1182234248       34248    RA GINSENG TABLET 100 MG 30'S
----------------------------------------------------------
1182299074     4718872    RA GOLDENSEAL 125MG 60CT
-----------------------------------------------------------
1182222103      322103    RA GRAPE SEED 25MG 50CT CAPS
-----------------------------------------------------------
1182201391       33479    RA HI CAL 500MG 60S
-----------------------------------------------------------
1182201392       33665    RA HI CAL 500MG W/D 60S
-----------------------------------------------------------
1182201409       34649    RA HI POT IRON 27MG 100S
-----------------------------------------------------------
1182299015     4718439    RA HI-CAL CAL C+D 500MG 200TABS
-----------------------------------------------------------
1182299014     4718448    RA HI-CAL CAL CIUMW/D 500MG60CT
-----------------------------------------------------------
1182299013     4718862    RA HI-CAL O/S CALC. 500MG 120S
-----------------------------------------------------------
1182201469       33452    RA HI-PO MULT VIT/MIN 100
-----------------------------------------------------------
1182222101      322101    RA KAVA KAVA 150MG 50 CAPSULES
-----------------------------------------------------------
1182201458       33468    RA LYSINE 500MG 100
-----------------------------------------------------------
1182299055     4718519    RA MATURE WOMANS SUPP.30 CAPS
-----------------------------------------------------------
1182201415      316102    RA MATURE WOMEN'S FORMULA 30CT
-----------------------------------------------------------
1182299092     4718541    RA MELATONIN +B6 120TAB 500MCG
-----------------------------------------------------------
1182299091     4718534    RA MELATONIN 500 MCG 60 CT
-----------------------------------------------------------
1182201390       33541    RA MULT VIT/MINERALS 100S
-----------------------------------------------------------
1182201385       33532    RA MULTI VIT TAB 100S
-----------------------------------------------------------
1182201386       33530    RA MULTI VIT TABS 365S
-----------------------------------------------------------
1182201387       33534    RA MULTI VIT W/IRON 10OS
-----------------------------------------------------------
1182201388       33517    RA MULTI VIT W/IRON 365
-----------------------------------------------------------
1182298957     4718289    RA NAT A & D 100 SOFTGEL 24MG
-----------------------------------------------------------
1182298958     4718288    RA NAT A8000 IU 100CT
-----------------------------------------------------------
1182299077     4718290    RA NAT ACIDOPHILUS 100CAPSULES
-----------------------------------------------------------
1182201443       33462    RA NAT B COMP W/C 50S
-----------------------------------------------------------
1182298976     4718298    RA NAT B-12 1000 MCG TR 60 CT
-----------------------------------------------------------
1182298975     4718297    RA NAT B-12 500 MCG T/R 60 CT
-----------------------------------------------------------
1182298974     4718305    RA NAT B-6 60CT 200MG T/R
-----------------------------------------------------------
1182298979     4718306    RA NAT BAL B-100 TR 60 CT
-----------------------------------------------------------
1182298977     4718309    RA NAT BAL B-50 100TABS
-----------------------------------------------------------
1182298978     4718310    RA NAT BAL B-50 60 TABS T/R
-----------------------------------------------------------
1182298980     4718311    RA NAT B-COMPLEX TOTAL 100 CT
-----------------------------------------------------------
1182298981     4718335    RA NAT B-COMPLEX W/C TR 60 CT
-----------------------------------------------------------
1182299078     4718342    RA NAT BREW YEAST 7.5GR 500CT
-----------------------------------------------------------
1182298998     4718427    RA NAT C 1000 MG W/RH 100 CT
-----------------------------------------------------------
1182298999     4718431    RA NAT C 1000 MG W/RH 250 CT
-----------------------------------------------------------
1182299001     4718436    RA NAT C 1500 MG W/RH T/R 60CT
-----------------------------------------------------------
1182298996     4718418    RA NAT C 500 MG W/RH 100 CT
-----------------------------------------------------------
1162298994     4718378    RA NAT C CHEWABLE 300MG 100TAB
-----------------------------------------------------------
1182299000     4718432    RA NAT C W/RH 60CT 1000MG T/R
-----------------------------------------------------------
1182299031     4718447    RA NAT CAL 500MG O/S W/D 250CT
-----------------------------------------------------------
1182299026     4718441    RA NAT CAL MAG ZINC 100 CT
-----------------------------------------------------------
1182299027     4718442    RA NAT CAL-MAG-ZINC 250TABLETS
-----------------------------------------------------------
1182298995     4718411    RA NAT C-CHEWABLE 500MG 50WAFR
-----------------------------------------------------------
1182299032     4718860    RA NAT CHELATED IRON18MG 100S
-----------------------------------------------------------
1182299034     4718463    RA NAT CHROM.PIC.200MCG 100TAB
-----------------------------------------------------------
1182201451       33716    RA NAT COD LIVER OIL 100S
-----------------------------------------------------------
1182298961     4718465    RA NAT COD LIVER OIL 100SG 10M
-----------------------------------------------------------
1182298962     4718466    RA NAT COD LIVER OIL 250SG 10M
-----------------------------------------------------------
1182299079     4718467    RA NAT CO-Q10 10MG 100TABS
-----------------------------------------------------------
1182299011     4718472    RA NAT E 100SOFTGEL 400IU

Exhibit D

                                  RA Planogram

   UPC       Stockcode           Long Description
-----------------------------------------------------------
1182299010     4718859    RA NAT E 400IU D-ALPHA 100 CT
-----------------------------------------------------------
1182298963     4718487    RA NAT FISH OIL 60SFTGL 1000MG
-----------------------------------------------------------
1182201465       33336    RA NAT FISH OIL CONC 60S
-----------------------------------------------------------
1182201447       31877    RA NAT FOLIC ACID 400MCG 250S
-----------------------------------------------------------
1182299093     4723331    RA NAT GARLIC 100 TABS ODORLES
-----------------------------------------------------------
1182299080     4718492    RA NAT GARLIC OIL 100SOFTGELS
-----------------------------------------------------------
1182299082     4718495    RA NAT GARLIC&PARSLEY 100TABS
-----------------------------------------------------------
1182299083     4718502    RA NAT GELATIN 100 CT 10GRAINS
-----------------------------------------------------------
1182299085     4718515    RA NAT GINSENG 50CAPS 8 GRAINS
-----------------------------------------------------------
1182201452       33556    RA NAT GINSENG TABLETS 50CT
-----------------------------------------------------------
1182299054     4718518    RA NAT HI ENERGY PACK 30PACKS
-----------------------------------------------------------
1182230434       30434    RA NAT HI POTENCY IRON 100S
-----------------------------------------------------------
1182299088     4718523    RA NAT KELP/LECITHN/B-6 100CT
-----------------------------------------------------------
1182201466       33555    RA NAT LECITHIN SFT GEL 100
-----------------------------------------------------------
1182299089     4718526    RA NAT L-LYSINE 500MG 100TABS
-----------------------------------------------------------
1182299090     4718529    RA NAT L-LYSINE 60TABS 1000MG
-----------------------------------------------------------
1182299036     4718533    RA NAT MAGNESUIM 250MG 100CT
-----------------------------------------------------------
1182299030     4718438    RA NAT O/S CAL W/D 500MG 100CT
-----------------------------------------------------------
1182299029     4718451    RA NAT O/S CALCIUM 250TAB500MG
-----------------------------------------------------------
1182299028     4718449    RA NAT O/S CALCIUM 500MG 100TB
-----------------------------------------------------------
1182299037     4718553    RA NAT POTASSIUM GLUC 250TABS
-----------------------------------------------------------
1182299038     4718571    RA NAT SELENIUM 100CT 50MCG
-----------------------------------------------------------
1182299094     4718525    RA NAT SOYA LECITHN100SG1200MG
-----------------------------------------------------------
1182201428       30427    RA NAT VIT C 1000MG W/RH 250S
-----------------------------------------------------------
1182201423       33561    RA NAT VIT C W/RH 1000MG 100S
-----------------------------------------------------------
1182201484       33593    RA NAT VIT E 1000IU CAP 50
-----------------------------------------------------------
1182201482       33617    RA NAT VIT E 200 IU 100
-----------------------------------------------------------
1182201485       33685    RA NAT VIT E 400IU 250S
-----------------------------------------------------------
1182201483       33587    RA NAT VIT E 400IU CAPS100
-----------------------------------------------------------
1182299039     4718610    RA NAT ZINC 100 TABS 50MG
-----------------------------------------------------------
1182299040     4718613    RA NAT ZINC 100MG 100TABLETS
-----------------------------------------------------------
1182299041     4718618    RA NAT ZINC LOZ 15MG W/C 90CT
-----------------------------------------------------------
1182299042     4718615    RA NAT ZINCPICOLINATE 60MG50S
-----------------------------------------------------------
1182298972     4718552    RA NIACIN 100 MG 100 CT
-----------------------------------------------------------
1182201448       33622    RA NIACIN 100MG 100
-----------------------------------------------------------
1182298959     4718338    RA NT BETA CAROTENE 100CT25000
-----------------------------------------------------------
1182298960     4718340    RA NT BETACAROTENE 250CT25000
-----------------------------------------------------------
1182299035     4718464    RA NT CHROM PICOL. 200MCG 250S
-----------------------------------------------------------
1182299012     4718440    RA O/S CALCIUM+D 500TABS 250MG
-----------------------------------------------------------
1182299052     4718546    RA ONE DAILY +IRON 100TABLETS
-----------------------------------------------------------
1182299050     4718543    RA ONE DAILY MULTI 100CT
-----------------------------------------------------------
1182299053     4718547    RA ONE DAILY MULTI+IRON 365TAB
-----------------------------------------------------------
1182299051     4718545    RA ONE DAILY MULTI-VIT 365TABS
-----------------------------------------------------------
1182299065     4718548    RA ONE DAILY WOMENS MULTI 100T
-----------------------------------------------------------
1182201463       33146    RA OYST SH CALC W/D 500
-----------------------------------------------------------
1182201461       33410    RA OYSTER SH CALC W/D 100S
-----------------------------------------------------------
1182201456       33409    RA POTASSA GLUCO 550MG 100
-----------------------------------------------------------
1182201457       33157    RA POTASSA GLUCO 550MG 250
-----------------------------------------------------------
1182201412       33550    RA PRENATAL 100S
-----------------------------------------------------------
1182299057     4718556    RA PRENATAL+FOLIC ACID 100CT
-----------------------------------------------------------
1182299075     4718871    RA SAW PALMETTO 160MG 30CT
-----------------------------------------------------------
1182221961      321961    RA SAW PALMETTO 50 CT 80MG
-----------------------------------------------------------
1182298548      398548    RA SAW PALMETTO COMPLEX 30CT
-----------------------------------------------------------
1182298574      398574    RA SELENIUM 200 MCG 100CT
-----------------------------------------------------------
1182201472       34847    RA SELENIUM 50MCG 100S
-----------------------------------------------------------
1182299076     4718870    RA SHARK CARTILAGE 500MG 50'S
-----------------------------------------------------------
1182221959      321959    RA SIBERIAN GINSENG 100CT410MG
-----------------------------------------------------------
1182222155      322155    RA ST. JOHN'S WORT 120CT

Exhibit D                          RA Planogram

   UPC       Stockcode           Long Description
-----------------------------------------------------------
1182221962      321962    RA ST. JOHN'S WORT 50 CT 150MG
-----------------------------------------------------------
1182201405       33644    RA STRESS FORM TAB 600 60S
-----------------------------------------------------------
1182201403       33645    RA STRESS FORM W/IRON 60S
-----------------------------------------------------------
1182201404       33648    RA STRESS FORM W/ZINC 60S
-----------------------------------------------------------
1182299061     4718583    RA STRESS FORMULA W/ZINC 60CT
-----------------------------------------------------------
1182201475      316105    RA SUPER MULTI W/HERBS 75CT
-----------------------------------------------------------
1182299062     4718606    RA SUPER VITE-ALL 130 CT
-----------------------------------------------------------
1182201440       33435    RA T/R B-12 1000MCG 60S
-----------------------------------------------------------
1182201441       33406    RA T/R B-12 2000MCG 60S
----------------------------------------------------------
1182233439       33473    RA T/R B6 200MG W/YEAST 60
----------------------------------------------------------
1182201439       33437    RA T/R BALANCE B-100 60
-----------------------------------------------------------
1182201427       33442    RA T/R VIT C 1000MG R/H 60
-----------------------------------------------------------
1182201434       33450    RA T/R VIT C 500MG 100
-----------------------------------------------------------
1182201426       33443    RA T/R VIT C 500MG R/H 60
-----------------------------------------------------------
1182201384       33582    RA THERAPEUTIC M 130CT
-----------------------------------------------------------
1182299063     4718607    RA THERAPEUTIC-M 100+30CT
-----------------------------------------------------------
1182299064     4718608    RA THERAPEUTIC-M 250 CT
-----------------------------------------------------------
1182201406       30054    RA VISION VITE 60S
-----------------------------------------------------------
1182299066     4718549    RA VISION VITE W/ZINC 60TABS
-----------------------------------------------------------
1182201449       33472    RA VIT A 8000IU 100S
-----------------------------------------------------------
1182201435       33673    RA VIT B-1 100MG TAB 100S
-----------------------------------------------------------
1182201437       33643    RA VIT B12 100MCG TABS 100
-----------------------------------------------------------
1182201438       33632    RA VIT B-6 TABS 50MG 100S
-----------------------------------------------------------
1182201432       33653    RA VIT C 1000MG 100S
-----------------------------------------------------------
1182201430       33628    RA VIT C 500MG TABS 100S
-----------------------------------------------------------
1182201431       33642    RA VIT C 500MG TABS 250S
-----------------------------------------------------------
1182201421       33606    RA VIT C W/RH 500MG 100
-----------------------------------------------------------
1182201422       33448    RA VIT C W/RH 500MG 250
-----------------------------------------------------------
1182201489       33655    RA VIT E 1000IU 100S
-----------------------------------------------------------
1182201494      316107    RA VIT E 1200IU 5OCT
-----------------------------------------------------------
1182201492       33413    RA VIT E 400IU WTR SOL 100
-----------------------------------------------------------
1182201491       33670    RA VIT E KAP 100IU 100S
-----------------------------------------------------------
1182201486       33675    RA VIT E KAP 200IU 100
-----------------------------------------------------------
1182201490       33687    RA VIT E KAP 400IU 250S
-----------------------------------------------------------
1182201487       33678    RA VIT E SOFTGEL 400IU 100CT
-----------------------------------------------------------
1182221977      321977    RA VITAMIN C & ECHINACEA 60'S
-----------------------------------------------------------
1182201429       33627    RA VITAMIN C 250 MG 100S
-----------------------------------------------------------
1182201493      300236    RA VITAMIN E 800 IU 50CT
-----------------------------------------------------------
1182201424       33625    RA VIT-C W/ACEROLA 500MG 100S
-----------------------------------------------------------
1182222079      322079    RA WHOLE SOURCE 100 TABLETS
-----------------------------------------------------------
1182201408       33602    RA ZINC & B/E/C 60S
-----------------------------------------------------------
1182201455       33464    RA ZINC 50MG 100
-----------------------------------------------------------
7782305060     4731758    REFUELIN ENERGY DRINK 6 PK
-----------------------------------------------------------
4704650200     4728043    REJUVEX 50 CAPLETS
-----------------------------------------------------------
4704600200       30881    REJUVEX CAPLETS 30S
-----------------------------------------------------------
2052512745     4702766    SCHIF MELATONIN 3MG 120TB 1274
-----------------------------------------------------------
2052510500      516555    SCHIFF ACID W/GOAT MILK CP
-----------------------------------------------------------
2052510530      516557    SCHIFF ACIDOPHILIS MILK FR CP
-----------------------------------------------------------
2052512768     4731755    SCHIFF DHEA 25MG 30'S  12768
-----------------------------------------------------------
2052512767     4704954    SCHIFF DHEA 25MG 60 TAB 12767
-----------------------------------------------------------
2052510818      516612    SCHIFF GARL SUPR 260GR CP
-----------------------------------------------------------
2052510912     4723749    SCHIFF GOLDNSL 150MG 30GEL1091
-----------------------------------------------------------
2052512809      516562    SCHIFF MELAT 1 MG TB
-----------------------------------------------------------
2052512744      516650    SCHIFF MELAT 3MG 60 TAB
-----------------------------------------------------------
2052512735      516654    SCHIFF PYCNOGENOL 30MG CP
-----------------------------------------------------------
2052512703      516647    SCHIFF SHARK CARTILAGE
-----------------------------------------------------------
3076800481      398669    SD BILBERRY 60 CAPS
-----------------------------------------------------------
3076800966      398665    SD ECHINACEA COMP 75 CAP

Exhibit D                       RA Planogram

   UPC         Stockcode              Long Description
-------------------------------------------------------------
 3076800962      398666       SD GINKO BILOBA COM 75 CAP
-------------------------------------------------------------
 3076800963      398664       SD GINSENG COMPLEX 75 CAP
-------------------------------------------------------------
 3076800342      398662       SD GOLDEN SEAL RT 60 CAP
-------------------------------------------------------------
 3076800345      398663       SD GOTU KOLA 90 CAP
-------------------------------------------------------------
 3076800346      398661       SD HERBAL ENERGY 90 CAP
-------------------------------------------------------------
 3076800008      322120       SD HOMOCYSTEIN DEFENSE 60 CT
-------------------------------------------------------------
 3076800829      398660       SD KAVA KAVA 60 CAP
-------------------------------------------------------------
 3076800348      398659       SD MILK THISTLE 60 CAP
-------------------------------------------------------------
 3076801058      398658       SD OSTEO Bl FLEX 450 48CT
-------------------------------------------------------------
 3076801065      322081       SD OSTEO BI-FLEX 450MG 120 CT
-------------------------------------------------------------
 3076800965      398667       SD SAW PALMET COM 75 CAP
-------------------------------------------------------------
 3076800964      398668       SD VALERIAN COMPL 75 CAP
-------------------------------------------------------------
 3076801020      398670       SD ZINC THROAT SPRY 2 OZ
-------------------------------------------------------------
30045037050     4713409       SESAME STREET COMP 50TAB 37050
-------------------------------------------------------------
30045036950     4713415       SESAME STREET EX C 50TAB 36950
-------------------------------------------------------------
 2052511256      516580       SCHIFF CALCIUM 1200 CP
-------------------------------------------------------------
30245006211      315905       SLO NIACIN 250MG TAB 100S
-------------------------------------------------------------
30245006311       30052       SLO NIACIN 500MG 100S
-------------------------------------------------------------
30083012575      398808       SLOW FE IRON 90CT
-------------------------------------------------------------
30083012547       33768       SLOW FE TAB 50MG 30S   II
-------------------------------------------------------------
30083012574       34270       SLOW FE TAB 50MG 60S   II
-------------------------------------------------------------
30025430160      314654       SLOW MAG 64MG TABS SA 60CT
-------------------------------------------------------------
 3076800533     4730718       SND ACIDOPHILUS + 100CAP 5331
-------------------------------------------------------------
 3076800827      316213       SND ADV SHARK CART 50CT
-------------------------------------------------------------
 3076860636     4730721       SND ASIATIC GINSENG 60TB 6360
-------------------------------------------------------------
 3076800601     4730706       SND B COMPLEX RDA 100TB 601-1
-------------------------------------------------------------
 3076860693     4730722       SND B-12 1000MCG 60TAB 693-06
-------------------------------------------------------------
 3076809694     4730724       SND B-50 90TAB         694-0
-------------------------------------------------------------
 3076860707     4730754       SND B-6 250MG 60TAB     707-0
-------------------------------------------------------------
 3076800828      398728       SND BLE GREEN ALGAE 60CT
-------------------------------------------------------------
 3076800330     4730750       SND C-1000MG PLUS 60TB 552-0
-------------------------------------------------------------
 3076800520     4730761       SND C-250MG PLUS 100TB 520-1
-------------------------------------------------------------
 3076800521     4730749       SND C-500MG PLUS 100TB  521-1
-------------------------------------------------------------
 3076890307     4730728       SND CAL 900+D LIQ 90GEL 30709
-------------------------------------------------------------
 3076800967      316210       SND CALCIUM 1200MG W/D 60CT
-------------------------------------------------------------
 3076812429     4730736       SND CALCIUM 500MG 120TB 429-1
-------------------------------------------------------------
 3076860428     4730735       SND CALCIUM 600+D 60TB 42806
-------------------------------------------------------------
 3076800406     4730714       SND CHROM K-6 90TB     1333-0
-------------------------------------------------------------
 3076800775     4730746       SND CHROM PIC 100TB    775-1
-------------------------------------------------------------
 3076860328     4730727       SND CO Q-10 10MG 60GEL 328-06
-------------------------------------------------------------
 3076831155     4730707       SND CO Q-10 30MG 30GEL 1155-03
-------------------------------------------------------------
 3076800826      316211       SND CO-Q-10 50MG 30CT
-------------------------------------------------------------
 3076891138     4730709       SND DAILY WOMENS 90TB   11380
-------------------------------------------------------------
 3076800670     4730685       SND E 400 IU FOLIC 60GEL 14390
-------------------------------------------------------------
 3076800502     4730723       SND E0200 MIXED 100GEL 502-1
-------------------------------------------------------------
 3076850500     4730725       SND E-1000 MIXED 50GEL  50005
-------------------------------------------------------------
 3076800328     4730703       SND E-400 D APLHA 60GEL 509-06
-------------------------------------------------------------
 3076800501     4730704       SND E-400 MIXED 100GL 501-10
-------------------------------------------------------------
 3076801057      398739       SND ELDERBERRY 90CT
-------------------------------------------------------------
 3076800643     4730742       SND ESTER C 500MG 60TB 1427-0
-------------------------------------------------------------
 3076800676     4730743       SND FOLIC ACID 800MG 100T 6761
-------------------------------------------------------------
 3076800960      316214       SND FORT CHROM 400MCG 50CT
-------------------------------------------------------------
 3076861248     4730715       SND FORT CHROM PIC 60TB 1248-0
-------------------------------------------------------------
 3076845941     4730711       SND FORT PYCNOGENOL 45TB 9414
-------------------------------------------------------------
 3076801137      322183       SND GINKO BILOBA XTRA 60CT
-------------------------------------------------------------
 3076800812      316212       SND GLUCOSAMINE 60CT
-------------------------------------------------------------
 3076800403     4730712       SND GRAPE SEED EXT 36CAP1336-0
-------------------------------------------------------------
 3076801207      322182       SNO GRAPESEED XTRA 60CT
-------------------------------------------------------------

Exhibit D   RA Planogram

   UPC         Stockcode              Long Description
-------------------------------------------------------------
 3076850800      4730747      SND HAIR VITES SD 50TAB 800-05
-------------------------------------------------------------
 3076850642      4730705      SND KORGINSENG 518MG 50TB 6420
-------------------------------------------------------------
 3076800421      4730731      SND LECITHIN 1200MG 100T 13581
-------------------------------------------------------------
 3076800617      4730733      SND MAGNESIUM 100TAB   617-10
-------------------------------------------------------------
 3076860929      4730757      SND MAXI-B COMPLEX 60GEL 929-0
-------------------------------------------------------------
 3076861154      4730716      SND MEGA ENERGY 60TB   1154-06
-------------------------------------------------------------
 3076800541      4730730      SND MELATONIN 300MCG120TB 3751
-------------------------------------------------------------
 3076891125      4730682      SND MENS MULTI 90TB     11250
-------------------------------------------------------------
 3076812406      4730683      SND NAT CALC 500+D 120TB 4061
-------------------------------------------------------------
 3076890753      4730755      SND NIACIN 250MG TR 90TB 753-0
-------------------------------------------------------------
 3076800469      4730738      SND NIACIN 400MG TR 100TB 4691
-------------------------------------------------------------
 3076800408      4730759      SND ODRLSS GARLIC 100STGL408-1
-------------------------------------------------------------
 3076800233      4730758      SND OORLESS GARLIC100 TB 12531
-------------------------------------------------------------
 3076800498      4730741      SND OYS CAL 1000MG 100TB 498-1
-------------------------------------------------------------
 3076800961      4730752      SNO PERFECT IRON 100 TAB 961-1
-------------------------------------------------------------
 3076800618      4730684      SND POTASSIUM 595MG 100TB 6181
-------------------------------------------------------------
 3076800486      4730740      SND SELENIUM 100MG 100TB 4861
-------------------------------------------------------------
 3076800884       316209      SND SELENIUM 200MCG 60CT
-------------------------------------------------------------
 3076851150      4730717      SND SHARK CART 50CAP   115005
-------------------------------------------------------------
 3076801136       322156      SND ST. JOHN'S WORT EXTR 150CT
-------------------------------------------------------------
 3076801045       398738      SND ST. JOHN'S WORT EXTRACT60CT
-------------------------------------------------------------
 3076800627       322184      SND ST. JOHN'S WORT XTRA 60CT
-------------------------------------------------------------
 3076813798      4730756      SND SUNVITES 130TAB     798-1
-------------------------------------------------------------
 3076800635      4730720      SND ZINC 100MG 100TB   635-10
-------------------------------------------------------------
 3076800706      4730744      SND ZINC GLUC 30MG 100TB 706-1
-------------------------------------------------------------
 3076800943       301979      SND ZINC LOZENGES 50CT
-------------------------------------------------------------
30003092640        33712      SQ COD LIVER OIL 120Z
-------------------------------------------------------------
30003092740      4717692      SQ COD LIVER OIL MT 120Z 9274
-------------------------------------------------------------
30003092630        33714      SQ COD LIVER OIL PLN 4 OZ
-------------------------------------------------------------
30005412419        33453      STRESS TAB 600 60S
-------------------------------------------------------------
30005412619        33454      STRESS TAB600 W/IRON60S II
-------------------------------------------------------------
30005412519        33455      STRESS TAB600 W/ZINC60S II
-------------------------------------------------------------
30083019573        33553      SUNKIST CHEW VIT C 500MG60
-------------------------------------------------------------
30083020073        33739      SUNKST CHLDS COMPLTE60S II
-------------------------------------------------------------
 4698500110      4714131      SUPER LYSINE & 90 TABS #00110
-------------------------------------------------------------
31981005462        33596      THERAGRAN M TABS 100+30
-------------------------------------------------------------
31981005492        33595      THERAGRAN STRESS FORM 75S
-------------------------------------------------------------
31981005451        33573      THERAGRAN TABS 100 + 30
-------------------------------------------------------------
 7434510372       516859      TIGERMILK BAR PROTEIN 1.250Z
-------------------------------------------------------------
 2052552179       398763      TIGER'S MILK BAR CHOC 1.30Z
-------------------------------------------------------------
30087045303        33649      TRI-VI-SOL IRON DROP 50ML
-------------------------------------------------------------
30087040303        33646      TRI-VI-SOL VIT DRP 50ML
-------------------------------------------------------------
30766073560        32971      TUMS 500 ASST TABS 60'S
-------------------------------------------------------------
 3944204750       398676      UN CREATINE JAVA 1.54
-------------------------------------------------------------
 3944204760       398677      UN CREATINE PDR PUNCH 1.60
-------------------------------------------------------------
76488355004      4728025      UNIQUE ECH LIQ ORIGINAL 40Z
-------------------------------------------------------------
76488352390      4728026      UNIQUE ECH/GOLD SEAL 90'S
-------------------------------------------------------------
76488351014       398675      UNIQUE ECHIN HUCK 4 OZ
-------------------------------------------------------------
76488352150      4728024      UNIQUE ECHINACEA 1000 MG 50'S
-------------------------------------------------------------
76488351015       398679      UNIQUE ECHINACEA KIWI 40Z
-------------------------------------------------------------
76488356390      4728031      UNIQUE ECHW/BETA CARO 80'S
-------------------------------------------------------------
76488391064      4728030      UNIQUE PREM ECH EXT 10Z
-------------------------------------------------------------
   76000002       120823      UN-PETROLEUM UP JELLY
-------------------------------------------------------------
 3408300046      4709255      USA YOHIMBE 1500MG 30TABS 015
-------------------------------------------------------------
79319009001       398907      VENASTAT 30 CT
-------------------------------------------------------------
79319009002       322111      VENASTAT 60 CT IIM
-------------------------------------------------------------
 7782382514      4734499      VIT CHEWY C RASP 14 CT 825R
-------------------------------------------------------------
 8009100007       398480      VITALERT ENERGY HGH PTNCY 100S
-------------------------------------------------------------

                                    Page 12

Exhibit D   RA Planogram

   UPC         Stockcode              Long Description
-------------------------------------------------------------
79319008039       316500      VITASANA TABS 60CT
-------------------------------------------------------------
 7434552403       322148      WDR CREATINE ATP FR PNCH 640GR
-------------------------------------------------------------
 7434550156       301702      WEIDER JW MEGABOLIC PAKS 30DY
-------------------------------------------------------------
 7434552418       322147      WEIDER LEAN PRO PUNCH 500 GR
-------------------------------------------------------------
 7434552394       322145      WEIDER PYRUVATE 500 MG 60 CT
-------------------------------------------------------------
79650252399       322145      WEIDER PYRUVATE 500 MG 60 CT
-------------------------------------------------------------
 7498000575       398909      Y.L. ST. JOHN'S WORT 50CT
-------------------------------------------------------------
 7498030220       316090      YL ECHINACEA/GOLDENSEAL 50S
-------------------------------------------------------------
 7498030110       316088      YL GINGKO BILOBA 50S
-------------------------------------------------------------
 7498030080       316092      YL GOLDENSEAL 50S
-------------------------------------------------------------
 7498001230        34631      YL MAXIMUM PAK 30 DAY
-------------------------------------------------------------
 7498030545       316093      YL SHARK CARTILAGE 50S
-------------------------------------------------------------
 7498001250        34652      YL STRESS PAK 30 DAY
-------------------------------------------------------------
 7498030090       316091      YOUR LIFE ECHINACEA 50S
-------------------------------------------------------------
 7498030120       316089      YOUR LIFE GINSENG 50S
-------------------------------------------------------------
 4635200199      4714594      YP DLY FIBRE 65MG 180 CPS 0019
-------------------------------------------------------------
 4635200106      4714556      YP PSYLLIUM HUSK 625MG/180CAPS
-------------------------------------------------------------
 4195401004       516795      ZAND EXT INSURE HERBAL 2 OZ
-------------------------------------------------------------
                   38964      NM ESSENTIAL BALANCE 130CT
-------------------------------------------------------------
                 4727927      NM BETA CAROT25000IU300CT01782
-------------------------------------------------------------

                                RETAIL AGREEMENT

                                    EXHIBIT E

                        MODIFIED GNC PROPRIETARY SYSTEM*


                           GENERAL NUTRITION CENTERS
                         MODIFIED COMPREHENSIVE SYSTEM


General Nutrition Sales Corporation ("GNC") and Rite Aid Corporation ("Rite Aid") have entered into the GNC/Rite Aid Retail Agreement which sets forth the terms and conditions under which Rite Aid may open and operate GNC-General Nutrition Centers ("Businesses") within certain designated retail drug stores owned or operated by Rite Aid ("Stores"). This Modified Comprehensive System contains the requirements applicable to opening and operating the Businesses pursuant to the GNC/Rite Aid Retail Agreement.

Exterior Sign

Each Store shall have an exterior sign featuring the GNC logo, provided by or approved by GNC, displayed on the exterior facade of the Store in the manner and subject to the provisions set forth in Section VI of the GNC/Rite Aid Retail Agreement.

Layout & Design

Each Business is to be constructed and maintained in a design and layout provided by or approved by GNC for the Rite Aid-operated Businesses.

Fixtures

All fixtures used in each Business must be of a type and design approved by or provided by GNC for the Rite Aid-operated Businesses.

Architectural Graphics

Each Business shall display, in the locations within the Business designated by GNC, architectural graphics, including category signs, lifestyle or other overhead graphics, and on-shelf feature signs which are a part of the then-current architectural graphics package for corporate-owned GNC stores and are approved by or provided by GNC for the Rite Aid-operated Businesses.

Proprietary Product Assortment

Each Business shall carry the full assortment of GNC Brand Products and Third Party Products set forth in the GNC Plan-o-Gram(s) approved by GNC for the Rite Aid-operated Businesses, including the minimum display quantities specified in the GNC Plan-O-Gram(s).

[*]

Merchandising

Each Business shall adhere to the product assortments and placement and placement of graphic and other display or sales support materials on each shelf in the Business as set forth in the GNC Plan-O-Gram(s) approved by GNC for the Rite Aid-operated Businesses.

Promotional Graphics & Merchandising

Each Business will display, in the locations within the Business designed by GNC, promotional graphics provided by GNC and merchandise and display promotional products specified by GNC.

[*]

Customer Service

Each Business will be open for business and accessible to customers during the full hours of operation of the Store within which it operates. Rite Aid will provide knowledgeable and courteous customer service in the GNC store through its employees during all hours of store operation and provide dedicated trained employees in the manner and subject to the provision set forth in
Section VI of the GNC/Rite Aid Retail Agreement.

Appearance

The appearance of each Business must be kept clean and appealing to consumers in accordance with, and subject to the provisions of, the GNC/Rite Aid Retail Agreement.

Refunds/Exchanges

Each Business shall honor refunds and exchanges in accordance with policies established by GNC for all Corporate, Franchise, and Licensed locations.

Rain Checks

Each Business shall issue and honor rain checks in accordance with policies established by GNC for all Corporate, Franchise, and Licensed locations.



* This information has been omitted based on a request for confidential treatment. The omitted portions have been separately filed with the Securities and Exchange Commission.

                                RETAIL AGREEMENT

                                    EXHIBIT F

                            LIST OF PROPRIETARY MARKS

                                    EXHIBIT F

                       "GNC" AND RELATED PROPRIETARY MARKS

TRADEMARK                  CLASS
---------                  -----
Big 50                       5
Big 100                      5
Bio-Remedy                   5
*Calcibite                   5
Calcium Complete             5
Calcium Plus                 5
*Carticin                    5
Cell Protector               5
*Challenge                   5
*CM Gold                     5
*CM System                   5
*Competition 1850            5
*Cortileve                   5
Creatine Plus                5
*Creatine Plus Transport     5
*DietGel                     5
*Energel                     5
*Ginseng Gold                5
GNC                          5
GNC Live Well                5
GNC Live Well               16
Herbal Plus                  5
Mega Men                     5
*Mega Teen                   5
*Multibite                   5
Multi-Mega Minerals          5
Nourishair                   5
Optibolic                    5
*Plantinum Years             5
*Natural Brand               5
Preventron                   5
Preventive Nutrition         5
Pro Performance              5
Solotron                     5
System LF                    5
*TMG Complete                5
*Trans Neuro                 5
Ultra Mega                   5

SERVICE MARK                              CLASS
-----------------------                   -----
GNC-General Nutrition Centers              35
GNC-General Nutrition Centers-Live Well    35
*GNC Live Well                             35

*APPLICATION PENDING IN USA TRADEMARK OFFICE

                                RETAIL AGREEMENT

                                   EXHIBIT G

                       RITE AID'S REPORTING REQUIREMENTS

                                    EXHIBIT G
                      TO THE GNC/RITE AID RETAIL AGREEMENT

                        RITE AID'S REPORTING REQUIREMENTS

      Rite Aid will provide the following data in a electronic format to be determined jointly by Rite Aid and GNC. The frequency of data provision will also be determined jointly by Rite Aid and GNC.

      Rite Aid will provide GNC with all transactions that involve the sale of any item contained in the GNC Plan-O-Gram and/or sold to a Gold Card customer. The transaction will contain the following data.

              Item Numbers:
                    Rite Aid item number        (not required if GNC item number
                                                is available)
                                       or
                    GNC item number
              UPC
              *Store number                     Rite Aid store number
              *Sale date
              Sale type code                    At a minimum, sale or return
              Units                             Total Units sold or returned
              Extended sell                     Excluding discounts
              Extended discount
              Extended cost
              Tender type
              Gold Card Number            Identification number contained on
                                          the Gold Card of the customer
              Rite Rewards Number             Number or indicator that this
                                          product was purchased using the
                                          Rite Reward Card
              *Register number
              *Transaction number
              Store or internet transaction indicator

              *Used to combine market basket. If other methods are available to accomplish this, GNC will consider them.

      In addition, Rite Aid will provide a store file containing the following data:

              Store number
              Store address

                                RETAIL AGREEMENT

                                    EXHIBIT H

                        GNC CONSENT AGREEMENTS AND ORDERS

                          UNITED STATES DISTRICT COURT
                        WESTERN DISTRICT OF PENNSYLVANIA

       UNITED STATES OF AMERICA,

                       Plaintiff,
               v.
                                            CIV. ACT. NO.      94 0686
       GENERAL NUTRITION, INC.,
         a corporation,)

                       Defendant.

                                 CONSENT DECREE

      WHEREAS: Plaintiff, the United States of America, has commenced this action by filing the Complaint herein; defendant has waived service of the Summons and Complaint; the parties have been represented by the attorneys whose names appear hereafter; and the parties have agreed to settlement of this action upon the following terms and conditions, without adjudication of any issue of fact or law and without defendant's admitting liability for any of the matters alleged in the Complaint;

      THEREFORE, on the joint motion of plaintiff and defendant, it is hereby ORDERED, ADJUDGED, and DECREED as follows:

                                Exhibit 11.34

            1. This Court has jurisdiction of the subject matter and of the parties.

            2. The Complaint states a claim upon which relief may be granted against the defendants under Sections 5(l), 9, 13(b), and 16(a) of the Federal Trade Commission Act, 15 U.S.C, Sections 45(l), 49, 53
      (b), and 56(a).

            3. The following definitions shall apply to this decree: "1989 Order" shall mean the Federal Trade Commission ("Commission") Order in FTC Docket No. C-9175, 111 F.T.C. 387, 411-16 (1989), a copy of which is attached herewith as Attachment A and made a part of this Consent Decree. "1970 Order" shall mean the Commission Order in FTC Docket No. C-1517, 75 F.T.C. 529, 536-39 (1969), as modified at 77 F.T.C. 1458, 1458-59 (1970), a copy of which is attached herewith as Attachment B and made a part of this Consent Decree.

                                  CIVIL PENALTY

            4. Pursuant to Section 5(l) of the Federal Trade Commission Act, 15 U.S.C. Section 45(l), Defendant GENERAL NUTRITION, INC., shall pay a monetary civil penalty of $2.4 million ($2,400,000). Defendant has agreed to deposit this sum into an escrow account; established and managed by Arent Fox Kintner Plotkin & Kahn, within five (5) business days of the Commission's acceptance of an agreement settling the civil penalty actions in F.T.C. Dkt. Nos. C-1517 and D-9175 ("Agreement"). After entry of this Decree, Arent Fox Kintner Plotkin & Kahn shall within three (3) business days transfer this sum from the escrow account to

                           Consent Decree Page 2 of 9

                                Exhibit 11.35
      the U.S. Treasury as a civil penalty. Any interest earned on the escrow principal during the pendency of the escrow shall not accrue to the amount of the civil penalty, but shall be the property of Defendant. If the Decree is not entered within 120 days of the Commission's acceptance of the Agreement, the escrow principal and any interest earned thereon during the pendency of the escrow shall be the property of Defendant. In the event of any default in payment by Defendant to the escrow account, which default continues for ten (10) days beyond the due date of the payment, interest computed pursuant to 28. U.S.C. Section 1961(a) shall accrue from the date of default to the date of payment.

                       INJUNCTION AGAINST ORDER VIOLATIONS

            5. Defendant, GENERAL NUTRITION, INC., its successors and assigns, and its officers, agents, representatives and employees, and all persons in active concert or participation with any one or more of them who receive actual notice of this Consent Decree by personal service or otherwise, are hereby enjoined from ever violating, directly or through any corporation, subsidiary, division, or other device, any provision of the 1989 and 1970 Orders.

            6. In the event that either the 1989 or the 1970 Order is hereafter modified, defendant's compliance with such Order as so modified shall not be deemed a violation of this injunction.

                            FURTHER ORDER PROVISIONS

            7. Defendant, GENERAL NUTRITION, INC., its successors and assigns, and its officers, agents, representatives and employees,

                           Consent Decree Page 3 of 9

                                Exhibit 11.36
      and all persons in active concert or participation with any one or more of them who receive actual notice of this Consent Decree by personal service or otherwise, are hereby enjoined from:

                  (a) Representing, directly or by implication, in connection with the advertising, packaging, labeling, promoting, offering for sale, selling, or distributing of Biotin Hair Care Kit, Biotin Shampoo, Biotin Conditioner, Biotin Vitamins and Minerals for The Hair, Polysorbate 80, or any other substantially similar hair care product ("defendant's product(s)"), that the use of defendant's product(s) will prevent or retard hair loss. For purposes of this Consent Decree, "substantially similar hair care product" shall be defined as any product that is advertised or intended for sale over-the-counter to treat, cure or curtail hair loss and which is of substantially similar composition or possesses substantially similar properties to Biotin Hair Care Kit, Biotin Shampoo, Biotin Conditioner, Biotin Vitamins and Minerals for The Hair, or Polysorbate 80.

                  (b) Representing, directly or by implication, in connection with the advertising, packaging, labeling, promoting, offering for sale, selling, or distributing of any other product or service, that:

                           Consent Decree Page 4 of 9

                                  Exhibit 11.37

                  (1) the use of the product or service can or will prevent, cure, relieve, reverse, or reduce hair loss; or

                  (2) the use of the product or service can or will promote the growth of hair where hair has already been lost,

                  unless such representation is true and unless, at the time of making such representation, respondent possesses and relies upon competent and reliable scientific evidence that substantiates the representation. For purposes of this Consent Decree, "competent and reliable scientific evidence" shall mean tests, analyses, research, studies, or other evidence based on the expertise of professionals in the relevant area that has been conducted and evaluated in an objective manner by persons qualified to do so, using procedures generally accepted by others in the profession to yield accurate and reliable results.

            (c) Advertising, packaging, labeling, promoting, offering for sale, selling, or distributing any product that is represented as promoting hair growth or preventing hair loss, unless the product is the subject of an approved new drug application for such purpose under the Federal Food, Drug, and Cosmetic Act, 21 U.S.C, 301 et seq., provided that, this requirement shall not limit the requirements of paragraph 7(a) and (b) herein.

                           Consent Decree Page 5 of 9

                                       Exhibit 11.38

                           DISTRIBUTION OF THE DECREE

      8. GENERAL NUTRITION, INC., shall, within thirty (30) days of the entry of this Consent Decree, provide a copy of this Consent Decree, to each of its officers, directors, agents, and employees having sales, advertising, or policy responsibilities with respect to the subject matter of this Order, secure from each such person a signed statement acknowledging receipt of a copy of this Consent Decree, and shall, within thirty (30) days of complying with this paragraph, serve upon the Commission an affidavit setting forth the fact and manner of its compliance, including the name and title of each person to whom a copy of the Consent Decree has been provided.

                        OTHER CAUSES OF ACTION NOT BARRED

      9. This action, and the relief awarded herein, is in addition to and not in lieu of other remedies as may be provided by law, including both civil and criminal remedies.

                             CONTINUING JURISDICTION

      10. This Court shall retain jurisdiction of this matter for the purpose of enabling any of the parties to this Consent Decree to apply to the Court at any time for such further orders or directives as may be necessary or appropriate for interpretation or modification of this Consent Decree, for the enforcement of compliance therewith, for the redress of any violations thereof, or for the punishment of any violations thereof.

                           Consent Decree Page 6 of 9

                                      Exhibit 11.39

      JUDGMENT IS THEREFORE ENTERED in favor of plaintiff, the United States of America, and against defendant, pursuant to all of the terms and conditions recited above.

Dated this 20th day of May, 1994.

                                               [ILLEGIBLE]
cm: All parties of record MP                   ---------------------------------
                                               United States District Judge

      The parties, by their respective counsel, hereby consent to the terms and conditions of the Consent Decree as set forth above and consent to the entry thereof. Defendant waives any rights that may arise under the Equal Access to Justice Act, 28 U.S.C. Section 2412.

                                      FOR THE UNITED STATES OF AMERICA

                                      FRANK V. HUNGER
                                      Assistant Attorney General
                                      Civil Division
                                      United States Department of Justice

                                      FREDERICK W. THIEMAN
                                      United States Attorney for the
                                      Western District of Pennsylvania

                                      /s/ AMY REYNOLDS HAY
                                      --------------------------------
                                      AMY REYNOLDS HAY
                                      Assistant United States Attorney
                                      633 U.S. Post Office & Courthouse
                                      Pittsburgh, PA 15219
                                      (412) 644-6655
                                      PA ID # 136623

                                      EUGENE M. THIROLF
                                      Director
                                      Office of Consumer Litigation

                                      /s/ LAWRENCE G. McDADE
                                      --------------------------------
                                      LAWRENCE G. McDADE
                                      Assistant Director
                                      Office of Consumer Litigation
                                      Civil Division
                                      U.S. Department of Justice

                           Consent Decree Page 7 of 9

                                       Exhibit 11.40

                                      FOR THE  FEDERAL TRADE COMMISSION

                                      /s/ DEAN C. GRAYBILL
                                      -----------------------------------
                                      DEAN C.  GRAYBILL
                                      Associate Director for Enforcement

                                      /s/ JUSTIN DINGFELDER
                                      -----------------------------------
                                      JUSTIN DINGFELDER
                                      Assistant Director for Enforcement

                                      /s/ PETER P. METRINKO
                                      -----------------------------------
                                      PETER P. METRINKO

                                      /s/ ROSE TOUFEXIS
                                      -----------------------------------
                                      ROSE TOUFEXIS

                                      /s/ JANICE PODOLL FRANKLE
                                      -----------------------------------
                                      JANICE PODOLL FRANKLE

                                      /s/ JONATHAN COWEN
                                      -----------------------------------
                                      JONATHAN COWEN
                                      Attorneys
                                      Division of Enforcement
                                      Bureau of Consumer Protection
                                      Federal Trade Commission

                                      FOR THB DEFENDANT

                                      GENERAL NUTRITION, INC.

                                  By: /s/ WILLIAM E. WATT
                                      -----------------------------------
                                      WILLIAM E. WATT
                                      PRESIDENT and CEO

                           Consent Decree Page 8 of 9

                                       Exhibit 11.41

                                      /s/ CHRISTOPHER SMITH
                                      -----------------------------------
                                      CHRISTOPHER SMITH
                                      LEWIS ROSE
                                      Arent Fox Kintner Plotkin and Kahn
                                      1050 Connecticut Ave., N.W.
                                      Washington, DC 20036-5339
                                      Attorneys for the Defendant

                           Consent Decree Page 9 of 9

                                       Exhibit 11.42

                                  ATTACHMENT A
                                                                         B018526

                            UNITED STATES OF AMERICA
                        BEFORE FEDERAL TRADE COMMISSION

COMMISSIONERS:          Daniel Oliver, Chairman
                        Terry Calvani
                        Mary L. Azcuenaga
                        Andrew J. Strenio, Jr.
                        Margot E. Machol

                          )
    IN THE HATTER OF      )
                          )                           DOCKET NO. 9175
GENERAL NUTRITION, INC.   )                           DECISION AND ORDER
    a corporation.        )

      The Commission having heretofore issued its complaint charging the respondent named in the caption hereof with violation of Sections 5 and 12 of the Federal Trade Commission Act, as amended, and the respondent having been served with a copy of that complaint, together with a notice of contemplated relief; and

      The respondent, its attorney, and counsel for the Commission having thereafter executed an agreement containing a consent order, an admission by the respondent of all the jurisdictional facts set forth in the complaint, a statement that the signing of said agreement is for settlement purposes only and does not constitute an admission by respondent that the law has been violated as alleged in such complaint, and waivers and other provisions as required by the Commission's Rules; and

      The Secretary of the Commission having thereafter withdrawn this matter from adjudication in accordance with $ 3.25(c) of its Rules; and

      The Commission having considered the matter and having thereupon accepted the executed consent agreement and placed such agreement on the public record for a period of sixty (60) days, now in further conformity with the procedure prescribed in $ 3.25(f) of its Rules, the Commission hereby makes the following jurisdictional findings and enters the following order:

                                 Exhibit 11.43

            1. General Nutrition, Inc., is a corporation organized, existing and doing business under and by virtue of the laws of the Commonwealth of Pennsylvania, with its office and principal place of business located at 921 Penn Avenue, in the City of Pittsburgh, Commonwealth of Pennsylvania.

            2. The Federal Trade Commission has jurisdiction of the subject matter of this proceeding and of the respondent, and the proceeding is in the public interest.

                                      ORDER

                                        I

      IT IS ORDERED that respondent General Nutrition Incorporated, a corporation, its successors and assigns, and its officers, agents, representatives, and employees, directly or through any corporation, subsidiary, division or other device, in connection with the manufacture, advertising, labeling, packaging, offering for sale, sale, or distribution of "Healthy Greens," or any substantially comparable product, in or affecting commerce, as "commerce" is defined in the Federal Trade Commission Act, do forthwith cease and desist from representing, directly or by implication, contrary to fact, that any finding of the National Research Council, National Cancer Institute, American Cancer Society, or U.S. Government, or any finding contained in the Report entitled Diet, Nutrition, and Cancer. supports the claim that use of such product is associated with a reduction in incidence of any type of cancer.

                                       II

      IT IS FURTHER ORDERED that respondent, its successors and assigns, and its officers, agents, representatives, and employees, directly or through any corporation; subsidiary, division or other device, in connection with the manufacture, advertising, labeling, packaging, offering for sale, sale, or

                                 Exhibit 11.44
distribution of any product in or affecting commerce, as "commerce" is defined in the Federal Trade Commission Act, do forthwith cease and desist from misrepresenting in any manner, directly or by implication, the purpose, content, sample, reliability, results or conclusions of any scientific test, research article, or any other scientific opinion or data, with respect to such product's ability to cure, treat, prevent or reduce the risk of developing any disease in humans.

                                       III

      IT IS FURTHER ORDERED that respondent, its successors and assigns, and its officers, agents, representatives, and employees, directly or through any corporation, subsidiary, division or other device, in connection with the manufacture, advertising, labeling, packaging, offering for sale, sale, or distribution of "Challenge Growth and Training Vita-Pak," "Challenge Free Form Amino Acids," "Life Expander Growth Hormone Releaser," or "24 Hour Diet Plan," or any other free form amino acid nutrient supplement containing arginine, ornithine, tryptophane or a combination thereof, in or affecting commerce, as "commerce" is defined in the Federal Trade Commission Act, do forthwith cease and desist from representing, directly or by implication, that:

      A. Any such nutrient supplement will stimulate greater production or release of human growth hormone in users than in non-users;

      B. Any such nutrient supplement will aid a user in achieving greater or faster muscular development than a non-user or will aid a user in achieving muscular development similar to or superior to the kind generally believed by bodybuilders to be achievable through the use of anabolic steroids, e.g., rapid or substantial muscular development;

      C. Any such nutrient supplement will burn away fat or otherwise alter human metabolism to use up or "burn" stored fat, rather than stored carbohydrates, or will aid a user in attaining greater weight loss during sleep than a non-user; or

      D. Any such nutrient supplement will expand, extend, or prolong life, or retard aging.

                                 Exhibit 11.45

                                       IV

      IT IS FURTHER ORDERED that respondent, its successors and assigns, and its officers, agents, representatives, and employees, directly or through any corporation, subsidiary, division or other device, do forthwith cease and desist from using the expression "Growth Hormone Releaser," or other expressions of similar meaning as a brand name or description for any product, unless such product stimulates the body to produce, or the pituitary gland to release, significantly greater amounts of human growth hormone in users than in non-users and, at the time of using such expression, respondent possesses and relies upon reliable and competent scientific evidence that substantiates the representation. "Reliable and competent scientific evidence" shall mean for purposes of paragraphs IV and V of this order those tests, analyses, research, studies, or other evidence conducted and evaluated in an objective manner by persons qualified to do so, using procedures generally accepted by others in the profession or science to yield accurate and reliable results.

                                       V

      IT IS FURTHER ORDERED that respondent, its successors and assigns, and its officers, agents, representatives, and employees, directly or through any corporation, subsidiary, division or other device, in connection with the manufacture, advertising, labeling, packaging, offering for sale, sale, or distribution of any product in or affecting commerce, as "commerce" is defined in the Federal Trade Commission Act, do forthwith cease and desist from making any representation, directly or by implication:

      A. Concerning such product's ability to cure, treat, prevent or reduce the risk of developing any disease in humans;

      B. That such product assists or enables a user to lose or control weight or fat, or suppress appetite;

      C. That such product expands, extends, or prolongs life or retards aging; or

      D. That such product aids a user in achieving greater or faster muscular development than a

                                 Exhibit 11.46
            non-user or aids a user in achieving greater endurance, strength, power or stamina or shorter exercise recovery or recuperation time than a non-user unless, at the time of making such representation (V A-D above), respondent possesses and relies upon reliable and competent scientific evidence that substantiates the representation.

      PROVIDED HOWEVER, that respondent shall not be liable under this paragraph for any representation contained on a package label or package insert for a product that meets all of the following conditions:

      1. The product is manufactured and distributed by a third party and is not manufactured or distributed exclusively for respondent;

      2.    The product is generally available at competing retail outlets;

      3. The product is not identified with respondent and does not contain respondent's name or logo;

      4. The product was not developed or manufactured at the instigation or with the assistance of respondent; and

      5. The product representation is not otherwise advertised or promoted by respondent.

                                       VI

      IT IS FURTHER ORDERED that respondent shall pay, in lieu of redress, the aggregate sum of six hundred thousand dollars ($600,000.00) divided in three equal parts to the American Diabetes Association, Inc., the American Cancer Society, Inc., and the American Heart Association. These funds shall be designated for the support of research or fellowships in the fields of nutrition, obesity or physical fitness. Respondent shall make payment in three installments, each installment to be divided equally among the recipients: the first installment in the amount of $300,000.00 within 30 days of the date of service of this order; the second in the amount of $200,000.00 within one year and 30 days of the date of service of this order; and, the third in the amount of $100,000.00 within two years and 30 days of the date of

                                 Exhibit 11.47
service of this order. In the event any default in payment occurs and continues for 10 days beyond the due date of payment and the giving of notice of such default, the entire remaining amount shall then become due and payable.

                                       VII

      IT IS FURTHER ORDERED that for three (3) years after the last date of dissemination of the representation, respondent, or its successors and assigns, shall maintain and upon request make available to the Federal Trade Commission for inspection and copying copies of:

      1. All materials that were relied upon by respondent in disseminating any representation covered by this order; and

      2. All tests, reports, studies, surveys, demonstrations or other evidence in its possession or control that contradict, qualify, or call into question any representation made by respondent that is covered by this order.

                                      VIII

      IT IS FURTHER ORDERED that respondent shall notify the Commission at least thirty (30) days prior to any proposed change in the respondent such as dissolution, assignment or sale resulting in the emergence of a successor corporation, the creation or dissolution of subsidiaries or any other change in the corporation which may affect compliance obligations arising out of this order.

                                       IX

      IT IS FURTHER ORDERED that respondent shall, within sixty (60) days after service of this order, file with the Commission a report, in writing, setting forth in detail the manner and form in which it has complied with this order.

                                  Exhibit 11.48

      IT IS FURTHER ORDERED that respondent shall forthwith distribute a copy of this order to each of its operating divisions and to all distributors of products manufactured or marketed by respondent.

      IN WITNESS WHEREOF, the Federal Trade Commission has caused its complaint to be signed by its Secretary and its official seal to be hereto affixed at Washington, D.C. this 2nd day of February, A.D., 1989.

      By the Commission, Commissioner Azcuenapa dissenting. Commissioner Machol was recorded as not participating.

                                                    /s/ Donald S. Clark
                                                    ----------------------------
                                                    Donald S. Clark
                                                    Secretary

SEAL:

                                  Exhibit 11.49

[OFFICE OF THE COMMISSIONER LOGO]

                            UNITED STATES OF AMERICA
                            FEDERAL TRADE COMMISSION
                             WASHINGTON, D.C 20560

             DISSENTING STATEMENT OF COMMISSIONER HARY L. AZCUENAGA

               IN GENERAL NUTAITION; INC. (D. 9175 and 842 3035)

      I dissent from the Commission's decision to accept a proposed consent order with General Nutrition, Inc. ("GNC") because the order leaves GNC free to sell products that it knows are deceptively labeled.

      The proviso to Paragraph V of the consent order provides that GNC would not necessarily be liable for unsubstantiated claims appearing on the labels of the products sold at its stores even if it was clear that the company had actual knowledge that those claims were unsubstantiated. I believe that the order should hold GNC liable if it knows that the packaging of these products contains unsubstantiated claims.

                                  Exhibit 11.5O

                                IN THE MATTER OF

                    GENERAL NUTRITION CORPORATION TRADING AS
                          NATURAL SALES COMPANY, ET AL.

         CONSENT ORDER, ETC., IN REGARD TO THE ALLEGED VIOLATION OF THE
                          FEDERAL TRADE COMMISSION ACT.

         Docket C-1517. Complaint, Apr. 4, 1968-Decision, Apr. 4, 1968*

            Consent order requiring a Pittsburgh, Pa., distributor of drug preparations to cease making exaggerated claims concerning the efficacy of its vitamins and mineral products, and disseminating advertising which lists untested ingredients.

      The Commission having heretofore determined to issue its complaint charging the respondents named in the caption hereof with violation of the Federal Trade Commission Act, and the respondents having been served with notice of said determination and with a copy of the complaint the Commission intended to issue, together with a proposed form of order; and

      The respondents and counsel for the Commission having thereafter executed an agreement containing a consent order, an admission by the respondents of all the jurisdictional facts set forth in the complaint to issue herein, a statement that the signing of said agreement is for settlement purposes only and does not constitute an admission by respondents that the law has been violated as alleged in such complaint, and waivers and other provisions as required by the Commission's Rules; and

      The Commission having considered the agreement and having accepted same, and the agreement containing consent order having thereupon been placed on the public record for a period of (30) days, now in further conformity with the procedure prescribed in Section 2.34 (b) of its Rules, the Commission hereby issues its complaint in the form contemplated by said agreement, makes the following jurisdictional findings, and enters the following order:

----------

* Published as amended by Commission's order of June 20, 1969, which amended the last paragraph of the order to clarify an ambiguity as to the filing of compliance reports.

                                  Exhibit 11.51

      1. Respondent General Nutrition Corporation is a corporation organized, existing and doing business under and by virtue of the laws of the State of Pennsylvania, with its principal office and place of business located at 921 Penn Avenue, in the City of Pittsburgh, State of Pennsylvania. The corporate respondent conducts its business under its own name and also under the name Natural Sales Company and formerly did business also under the name "Vitamin Sales Division."

      Respondent David B. Shakarian is the Chairman of the Board and the President of the corporate respondent and his address is the same as that of said corporate respondent.

      2. The Federal Trade Commission has jurisdiction of the subject matter of this proceeding and of the respondents, and the proceeding is in the public interest.

                                      ORDER

      It is ordered, That respondents General Nutrition Corporation, a corporation, also trading as Natural Sales Company, or under any other name or names, and its officers, and David B. Shakarian, individually and as an officer of said corporation, and respondents' agents, representatives and employees, directly or through any corporate or other device, in connection with the offering for sale, sale or distribution of Geri-Gen Liquid, Geri-Gen Tablets or Hemotrex, or any other food or drug preparation containing vitamins and/or minerals, do forthwith cease and desist from:

      1. Disseminating, or causing to be disseminated, by means of the United States mail or by any means in commerce, as "commerce" is defined in the Federal Trade Commission Act, any advertisement which represents, directly or by implication that:

                  (a) The use of such preparations will be of benefit in the prevention, relief or treatment of tiredness, listlessness, lack of normal appetite, "depleted" feeling, "run-down" feeling, easy fatigability or any other symptom, unless such representation is expressly limited to a symptom or symptoms caused by a deficiency of one or more of the vitamins or iron provided by such preparations; and, further unless such advertisement also discloses clearly and conspicuously, in immediate or close proximity, and with equal prominence, to any such representations:

                        (1) That, in the great majority of persons suffering from any such symptom or symptoms, the preparations will be of no benefit in the prevention, treatment or relief of such symptom or symptoms; and

                        (2) That the presence of iron deficiency anemia or iron deficiency of any degree cannot be self-diagnosed and can be determined only by means of medical or laboratory tests conducted by or under the supervision of a physician; and

                                  Exhibit 11.52

                        (3) That the presence of a deficiency of that B vitamins, or of any vitamin, cannot be self-diagnosed and can be determined only by means of medical laboratory tests conducted by or under the supervision of a physician.

                  (b) Any B Complex Vitamin or Vitamin C is not stored in the body or must be replaced daily.

                  (c) Any ingredient, other than iron, in Geri-Gen liquid, Geri-Gen Tablets or Hemotrex contributes to the effectiveness of these or similar preparations in the preparations in the prevention, treatment or relief of iron deficiency anemia or of iron deficiency or of symptoms represented, directly to or by implication, to be caused by iron deficiency or iron deficiency anemia;

                  (d) An individual with iron deficiency anemia or an iron deficiency may also suffer from a deficiency of one or more of the other minerals or of one or more of the vitamins in Geri-Gen Liquid, Geri-Gen Tablets or Hemotrex, unless the advertisement also discloses clearly and conspicuously, in immediate or close proximity and with equal prominence, that in the great majority of cases of iron deficiency anemia or iron deficiency there is no need for additional vitamins or for any additional mineral other than iron;

                  (e) The presence of iron deficiency anemia or iron deficiency of any degree can be self-diagnosed;

                  (f) The presence of iron deficiency anemia or iron deficiency of any degree can generally be determined without medical or laboratory tests conducted by or under the supervision of a physician;

                  (g) The presence of a deficiency of the B vitamin, or any vitamin can be self-diagnosed;

                  (h) The presence of a deficiency of the B vitamins, or of any vitamin, can generally be determined without medical tests conducted by or under the supervision of a physician.

      Provided, however, That the reference in any advertisement of respondents' vitamin and/or mineral products to a deficiency of vitamins and/or minerals, either directly or by inference, shall not be deemed to constitute a violation of subsections (e), (f), (g) or (h) of Section 1 hereof so long as such advertisement also contains an equally clear and conspicuous statement which reads "If, after medical tests, your doctor has found that you need vitamin and/or mineral supplements, let him recommend those which you may need."

                                  Exhibit 11.53

      Provided further, however, That neither (1) the identification of respondents' vitamin and/or mineral products by names which are acceptable in labeling to the Food and Drug Administration; nor (2) the listing of the ingredients or enumeration of the formulas of such products expressed as percentages of such unit as may be determined as appropriate in labeling by the Food and Drug Administration; shall be considered to be violative of subsections
(c), (d), (e), (f), (g) or (h) hereof.

      2. Disseminating, or causing to be disseminated, by means of the United States mails or by any means in commerce, as "commerce" is defined in the Federal Trade Commission Act, any advertisement which lists, or otherwise refers to as an ingredient, any ingredient the need for which in human nutrition has not been established, or an ingredient whose presence in the preparation is without nutritional significance, unless the advertisement also discloses clearly and conspicuously, in immediate or close proximity, and with equal prominence: (1) that the need for such ingredient in human nutrition has not been established; or (2) that the presence of such ingredient in such preparation is without nutritional significance, as the case may be.

      3. Disseminating, or causing to be disseminated, by means of the United States mails or by any means in commerce, as "commerce" is defined in the Federal Trade Commission Act, any advertisement which contains statements which are inconsistent with, negate or contradict any of the affirmative disclosures required by paragraphs 1 or 2 of this order.

      4. Disseminating, or causing to be disseminated, by any means, for the purpose of including, or which is likely to induce, directly or indirectly, the purchase of such preparation in commerce, as "commerce" is defined in the Federal Trade Commission Act, any advertisement which contains any of the representations prohibited by paragraphs 1,2 or 3 hereof, or which fails to comply with the affirmative requirements of paragraphs 1 and 2 hereof.

      It is further ordered, That the respondent corporation shall forthwith distribute a copy of this order to each of its operating divisions.

      It is further ordered, That the respondents herein shall, on the date that this order shall become final in accordance with the terms of Paragraph 7 of the Consent Agreement, file with the Commission a report in writing setting forth in detail the manner and form in which they have complied with this order.

                                  Exhibit 11.54

                                IN THE MATTER OF
                          GENERAL NUTRITION CORPORATION

                                   TRADING AS
                          NATURAL SALES COMPANY, ET AL.

           MODIFIED ORDER, ETC, IN REGARD TO THE ALLEGED VIOLATION OF
                        THE FEDERAL TRADE COMMISSION ACT

         Docket C-1517. Complaint, Apr. 4, 1969-Decision, Nov. 4, 1970

  Order modifying a previous consent order dated April 4, 1969, 75 F.T.C. 529, which prohibited a drug company from making certain claims for the nutritional significance of vitamin and mineral ingredients.

                     ORDER MODIFYING CEASE AND DESIST ORDER

                  The respondents having made no response to the Commission's order to show cause dated July 1, 1970 on or before the thirtieth day after service thereof.

                                      Order

      It is ordered. That Paragraph 2 of the Commission's order dated April 4, 1969 [75 F.T.C. 529], be, and it hereby is, modified to read as follows:

      Paragraph 2. Disseminating, or causing to be disseminated, by means of the United States mails or by any means in commerce, as "commerce" is defined in the Federal Trade Commission Act, any advertisement of a product which is advertised or promoted for sale by reason of its vitamin and/or mineral content, which lists, or otherwise refers to as in ingredient, except in the name of such product, any ingredient, the need for which in human nutrition has not been established, or any ingredient whose presence in the preparation is without nutritional significance, unless the advertisement also discloses clearly and conspicuously, in immediate or close proximity, and with equal prominence, that the presence of such ingredient in such preparation is without nutritional significance; nor shall any representation be made that the need for such an ingredient in such product for human nutrition has been established.

      For the purpose of enforcement of this paragraph, any regulation by the Food and Drug Administration, in full force and effect, which affirmatively permits claims for nutritional significance of a vitamin or mineral in a specified amount in a product labeled for use as a food supplement, will be accepted as evidence that the presence of that amount of the specified nutrient has nutritional significance.

                                  Exhibit 11.55

GNCI

General Nutrition Companies. Inc.                               William E. Watts
921 Pann Avenua                                                        President
Pittsburgh, PA 15222                                     Chief Executive Officer

    412/288-8365                                                     April, 1994

                                PRESIDENTS LETTER

      The Federal Trade Commission and General Nutrition, Incorporated (GNI), the Company's wholly-owned subsidiary, have agreed to a settlement regarding GNI's compliance with two consent orders that were entered into with the FTC in 1970 and 1989. As a part of this settlement, GNI has agreed to pay a civil penalty, the entire amount of which was fully covered by reserves taken by the Company in the Fiscal Year ended February 6, 1993. Therefore, the settlement had no impact on the financial results of the Company for the fiscal year ended February 5, 1994.

      In 1984 the Federal Trade Commission instituted an investigation of GNI alleging deceptive acts and practices in connection with the advertising and marketing of certain of GNI's products. After lengthy negotiations and some litigation, GNI accepted a proposed consent order which was finalized in 1989. Following normal procedure, the FTC began to monitor GNI's compliance with the 1989 order. Almost immediately, disputes arose concerning the meaning and intent of certain sections of the order pertaining almost exclusively to label and labeling claims for third-party (non GNC brand) products. Compliance with the various provisions and with FTC staff Interpretation of those provisions was exceedingly complex and entailed continued diligence.

      While GNI believes that, at all times, it operated in material compliance with the orders, GNI entered into the settlement to avoid protracted litigation. Under the terms of the settlement, GNI neither admitted liability nor was found liable for any of the alleged violations. GNI has agreed to adhere to the terms of the 1970 and 1989 consent orders and to abide by the provisions of the settlement document. The Company does not believe that future compliance with the outstanding consent decrees will affect our business operations in any way.

      To ensure future compliance, the Company determined, in the Spring of 1993, to prohibit our store managers from purchasing third-party supplements through local distributors, thus eliminating the potential for product or promotional material which might be subject to question under the consent orders from reaching our stores without review. To compensate for potential lost sales, the Company has become a "Full Line" distributor, adding in excess of 2,000 third-party products to our centrally distributed product assortment. The Company is also installing a sophisticated "Label Scanning" system which will check products as they are received in our distribution centers to ensure that we become aware of label changes which occur after our initial approval of the product. In addition, all approved promotional material will be stocked and issued from our Distribution Centers.

      Recently finalized regulations requiring FDA pro-approval of health claims as of July 15, 1994, should also aid our ongoing compliance efforts. Marketers of third-party products win be forced to review their labels and promotional materials to eliminate unsubstantiated health claims. This should not only make our compliance Job easier but should also help "level" the playing field for everyone relative to the marketing of supplements.

                                            Sincerely,

                                            /s/ William E. Watts
                                            --------------------------------

                                  Exhibit 11.33

                                   [GNC LOGO]

                            GNC/FTC CONSENT DECREES -
                              WHAT THEY MEAN TO GNC

1. GNC cannot make unsubstantiated claims that a product (private label or third-party) will cure, treat, prevent or reduce the risk of disease or carry product (private label or third party) which makes misleading claims about the results of U.S. government or other research.

2. GNC cannot carry products (private label or third-party) which contain free form arginine and/or omithine if they:

      A.    Make muscle growth claims.

      B.    Make claims concerning growth hormone release.

      C.    Make "fat burner" claims.

      D. Claim to be a steroid substitute or the product uses the word steroid on the label.

      E.    Claim to retard aging.

      In addition, GNC cannot carry any product (private label or third-party) which makes a growth hormone releaser claim.

3. No GNC or third-party product, containing vitamins and/or minerals, can claim that it will reduce or prevent fatigue, tiredness, tired blood, iron deficiency anemia, "run down" feeling, listlessness or the lack of a normal appetite.

4. GNC cannot sell any hair care product (private label or third-party) which represents that it will retard hair loss; cure, relieve, reverse or reduce hair loss; or promote hair growth where hair has already been lost.

5. GNC cannot make unsubstantiated claims on any of its private label products, or distribute any advertising, or other marketing materials (private label or third-party) with regard to:

      A. A product's ability to cure, treat, prevent or reduce the risk of disease.

      B. A product's ability to assist or enable the user to lose or control weight, fat, or suppress the appetite.

      C.    A product's ability to expand, extend, prolong life or retard aging.

      D. A product's ability to achieve growth or faster muscular development or achieve greater endurance, strength, power, stamina or shorter exercise recovery or recuperation time.

Relative to the above, GNC can carry third-party products, containing no free form arginine or omithine, which make Point 5 claims IN OR ON ITS PACKAGING, if:

      A. The product is manufactured by a third-party and is not exclusively for GNC.

      B. The product is generally available at other outlets and/or does not contain GNC's name or logo.

      C. The product is not developed at the instigation of or with the assistance of any one from GNC.

      D. The product itself is not otherwise advertised or promoted in any way by GNC.

6. GNC cannot carry any product (private label or third-party) whose guar gum content is more than 1/2 of 1% per serving.

                                      11.11

                                RETAIL AGREEMENT

                                    EXHIBIT I

                 EXISTING AND COMMITTED HARRIS TEETER LOCATIONS

                                  HARRIS TEETER

II #                   STORE NAME                                STREET ADDRESS                     CITY          STATE
----                   ----------                                --------------                     ----          -----
257    A     Cresent Commons                           2080 Kildaire Farm Road, Box 6        Cary                   NC
297    A     Carmill Mall                              310 North Greensboro Street           Carmill                NC
167    A     Harris Teeter #167                        2201 W.T. Harris Boulevard            Charlotte              NC
158    A     Harris Teeter #158                        820 South College Street              Wilmington             NC
 71    A     Harpeth Plaza                             6002 Highway 100                      Nashville              TN
 64    A     Adams Farms Shopping Center               5710 W. High Point Road               Greensboro             NC
 28    A     Oakpoint Center                           675 Folly Road                        Charleston             SC
141    A     Long Leaf Shopping Center                 4310 Shipyard Boulevard               Wilmington             NC
102    A     Ogden Plaza                               6840 North Market Street              Wilmington             NC
176    A     Greenbrier Market Center                  1216 Greenbrier Parkway               Chesapeake             VA
152    A     Main Street Village                       310 Main Street                       Hilton Head            NC
 19    A     Village Points Shopping Center            920 Houston Northcutt Boulevard       Mt. Pleasant           SC
202    A     Shoppes at Davidson Corner                1235 Highway 29, Suite 1              Concord                NC
179    A     Jetton Village                            19815 North Cove Rd                   Cornelius              NC
 63    A     Westridge Village Shopping Ctr            3649 Sunset Avenue                    Rocky Mount            NC
 91    A     North Elm Village Shopping Ctr            401 Pisgah Church Road                Greensboro             NC
110    A     Robinwood Crossing                        1751 Neal Hawkins Road                Gastoria               NC
 69    A     Old Raleigh Village                       3201-123 Edwards Mill Road            Raleigh                NC
 97    A     Southlake Shopping Center                 20623 Torrence Chapel Road            Cornelius              NC
221    A     Cross Roads Shopping Center               2019 S. Glenburnie Road               New Bern               NC
 73    A     Forest Park Shopping Center               4711-1 Forest Drive                   Columbia               SC
211    A     Town Center Plaza                         8514 University City Boulevard        Charlotte              NC
  9    B     Glenwood Square                           1200 Raleigh Road                     Chapel Hill            NC
119    B     Benchmark Shopping Center                 2920 Randleman Road                   Greensboro             NC
  5    B     The Galleria                              6800 Wrightsville Avenue              Wrightsvilte Beach     NC
289    B     Glenwood Village                          2915 Essex Circle                     Raleigh                NC
147    B     Plantation Market                         3100 Weddington Road                  Charlotte              NC
128    B     Fuquay Plaza Shopping Center              US Highway 401                        FuquayVarina           NC
187    B     The Shoppes at St. Andrews                4350 St. Andrews Road                 Lexington              SC
 14    B     Biltmore Parkway Centre                   1378 Hendersonville Road              Asheville              NC
 54    B     Forest Hills Centre                       1700 Raleigh Road, Suite 104          Wilson                 NC
200    B     High House Crossing                       2741 NC Highway 55                    Apex                   NC
 38    B     Plaza West Shopping Center                5563 Western Boulevard                Raleigh                NC
160    A     Monocroft Village                         6701 Morrison Boulevard               Charlotte              NC
 79    B     Chadwick Square Shopping Ctr              637 Spartanburg Highway               Hendersonville         NC
294    B     Old Town Mall                             4100 Carrnel Road                     Charlotte              NC
  1    C     Mint Hill Festival                        6912 Matthews-Mint Hill Road          Charolotte             NC
300    C     Catawba General                           321 By pass                           Newton                 NC
149    C     Northwood Square                          2750 Celanese Road                    Rock Hill              SC
213    C     Abbotts Bridge Station                    10820 Abbotts Bridge Rd               Duluth                 GA
113    C     Tayiorsville Shopping Center              561 Third Street, SW                  Taylorsville           NC
 17    C     Converse Plaza                            1200 East Main Street                 Spartanburg            SC
150    C     Ashmore Crossing Shopping Ctr             1290 S. Pleasantburg Drive            Greenville             SC
154    C     Oak Grove Center                          2660 Reidville Road                   Spartansburg           SC
 16    C     Northeast Center                          1020 Summit Avenue                    Greensboro             NC
143    C     Hudson Comers Shopping Ctr                2131 Old Spartanburg Road             Greenville             SC
 86                                                    Glebe Road and Randolph Road          Arlington              VA

 136   B     Falls of the Neuse and Durant             Falls of the Neuse and Durant         Raleigh                NC
 173   B     Skeet Club and Eastchester                Skeet Club and Eastchester            High Point             NC
  11         US 521 and Ballantine Commons Pky         US 521 and Ballantine Commons Pky     Charlotte              NC
 N/A                                                   Six Forks at Strickland               Raleigh                NC
 N/A                                                   Creedmoor Road at Millbrook Road      Raleigh                NC
 N/A                                                   1485 Lawyers                          Mint Hill              NC
 N/A                                                   1485 and Harrisburg Road              Charlotte              NC
 N/A                                                   Highway 17 and Highway 41             Mount Pleasant         SC
  34                                                   A1A and Gerbin Road                   Amelia Island          FL
 112                                                   Maynard and Harrison                  Cary                   NC
  87                                                   1526 and Long Point Road              Mount Pleasant         SC
 166   A     Mountain Island Marketplace               3540 Mount Holly-Huntersville Road    Charlotte              NC
  95   A     Towers Shopping Mall                      2121 Colonial Avenue SW               Roanoke                VA
   6   B     Harris Teeter #6                          12404 Warwick Boulevard               Newport News           VA
  77   C     White Pines Plaza                         1008 East Main Street                 Cherryville            NC
 293   C     Harris Teeter #293                        610 East Kings Street                 Kings Mountain         NC
  98   C     Tri-City Mall                             Highway 74 By pass                    Forest City            NC
 *88   A     Steele Croft Shopping Center              13000 York Road                       Chariotte              NC
 *45   A     Providence Commons                        10616 Providence Road                 Charlotte              NC
*177   A     Barracks Road Shopping Ctr                975 Emmet Street                      Chariottesville        VA
 172   A     Commons at University Place               1817 Martin Luthur King Jr. Parkway   Durham                 NC
  33   A     Harris Teeter #33                         701 Francis King Street               Greensboro             NC
 144   C     Club Haven Shopping Center                5049 Country                          Winston-Salem          NC
 275   C     Crossroads Shopping Centre                1836 Ashley                           Charleston             SC

GRAND TOTAL  71